Securities Act Registration No. 33-8982
Investment Company Act Registration No. 811-4852
As filed with the Securities and Exchange Commission on May 31, 2023

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER THE SECURITIES ACT OF 1933
☒
Pre-Effective Amendment No. ___
Post-Effective Amendment No. 199
And
REGISTRATION STATEMENT
UNDER THE INVESTMENT COMPANY ACT OF 1940
☒
Amendment No. 200

Victory Portfolios
(Exact name of Registrant as Specified in Trust Instrument)

4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44114
(Address of Principal Executive Offices)
(800) 539-3863
(Area Code and Telephone Number)

Copy to:
Charles Booth Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, Ohio 43219	James K. DeVries Victory Portfolios 15935 La Cantera Parkway San Antonio, Texas 78256	Jay G. Baris Sidley Austin LLP 787 Seventh Avenue New York, New York 10019
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon as practicable after this registration statement becomes effective.
It is proposed that this filing will become effective:
☐
Immediately upon filing pursuant to paragraph (b)
☒
On June 1, 2023 pursuant to paragraph (b)
☐
60 days after filing pursuant to paragraph (a)(1)
☐
On (date) pursuant to paragraph (a)(1)
☐
75 days after filing pursuant to paragraph (a)(2)
☐
On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:
☐
This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

May 1, 2023 (as amended and restated June 1, 2023, for Victory RS Partners Fund)
Prospectus
Victory RS Investors Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
RSINX	RIVCX	—	RSIKX	—	RSIYX
Victory RS Large Cap Alpha Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
GPAFX	RCOCX	—	RCEKX	—	RCEYX
Victory RS Partners Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
RSPFX	—	—	RSPKX	RPPRX	RSPYX
Victory RS Value Fund
Class A	Class C	Class I	Class R	Class R6	Class Y
RSVAX	RVACX	—	RSVKX	—	RSVYX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
800-539-FUND (800-539-3863)

Victory RS Investors Fund Summary
Investment Objective
The Victory RS Investors Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 36 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%	1.00%	1.00%	1.00%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.39%	0.95%	1.48%	0.36%
Total Annual Fund Operating Expenses	1.64%	2.95%	2.98%	1.36%
Fee Waiver/Expense Reimbursement[3]	(0.31)%	(0.88)%	(1.03)%	(0.31)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.33%	2.07%	1.95%	1.05%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.33%, 2.07%, 1.95%, and 1.05% of the Fund’s Class A, Class C, Class R, and Class Y shares, respectively, through at least May 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to
1

Victory RS Investors Fund Summary
Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$703	$1,034	$1,388	$2,382
Class C	$310	$830	$1,475	$2,896
Class R	$198	$825	$1,477	$3,226
Class Y	$107	$400	$715	$1,608
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$210	$830	$1,475	$2,896
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 69% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, in equity securities that the Fund’s investment team believes are undervalued. The Fund invests in equity securities of small-, mid-, or large-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Fund is non-diversified and expects to hold a larger portion of its assets in a smaller number of issuers. As a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials sector.
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/ dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
2

Victory RS Investors Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Smaller-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and
3

Victory RS Investors Fund Summary
cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Non-Diversified Risk — A non-diversified Fund may invest a larger portion of its assets in a smaller number of issuers. This could make the Fund more susceptible to economic or credit risks than a diversified fund.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class A, C, R, and Y shares prior to July 30, 2016, reflects the historical performance of, respectively, the Class A, C, K, and Y shares of the RS Investors Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
4

Victory RS Investors Fund Summary
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

60%
40%
20%
0%
-20%
46.04%
4.39%
-4.09%
9.90%
16.28%
-9.36%
28.01%
-1.68%
25.74%
-2.01%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.49%	December 31, 2020
Lowest Quarter	-30.84%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-7.66%	5.78%	9.48%
CLASS A After Taxes on Distributions	-8.50%	3.68%	7.79%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-3.92%	4.08%	7.30%
CLASS C Before Taxes	-3.62%	6.25%	9.48%[1]
CLASS R Before Taxes	-2.63%	6.39%	9.52%
CLASS Y Before Taxes	-1.73%	7.35%	10.45%
Index
Russell 3000® Value Index reflects no deduction for fees, expenses, or taxes	-7.98%	6.50%	10.16%
1
Class C shares of the Fund will automatically convert into Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
5

Victory RS Investors Fund Summary
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2019
Joseph M. Mainelli	Investment Analyst	Since 2013
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	None	$1,000,000
Minimum Subsequent Investments	$50	$50	None	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
6

Victory RS Large Cap Alpha Fund Summary
Investment Objective
The Victory RS Large Cap Alpha Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 36 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.17%	0.42%	0.44%	0.21%
Total Annual Fund Operating Expenses	0.92%	1.92%	1.44%	0.71%
Fee Waiver/Expense Reimbursement[3]	(0.03)%	(0.23)%	(0.18)%	(0.03)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	0.89%	1.69%	1.26%	0.68%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 0.89%, 1.69%, 1.26%, and 0.68% of the Fund’s Class A, Class C, Class R, and Class Y shares, respectively, through at least May 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to
7

Victory RS Large Cap Alpha Fund Summary
Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$661	$849	$1,052	$1,639
Class C	$272	$581	$1,015	$1,964
Class R	$128	$438	$770	$1,709
Class Y	$69	$224	$392	$880
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$172	$581	$1,015	$1,964
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 61% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, at least 80% of its assets in companies considered by the Adviser (at the time of purchase) to be large-capitalization companies. The Adviser considers a company to be large-capitalization if its market capitalization is at least $5 billion. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser seeks to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Fund holds a relatively limited number of securities and, as a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials and health care sectors.
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
8

Victory RS Large Cap Alpha Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
◼
Health Care Sector Risk — Companies in the health care sector may be adversely affected by extensive government regulation, restrictions on government reimbursement for medical expenses, rising or falling costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, limited number of products, product obsolescence, industry innovation, changes in technologies and other market developments. Companies in the health care sector are heavily dependent on patent protection and the expiration of patents may adversely affect these companies. Many of these companies are subject to extensive litigation based on product liability and similar claims. These companies are subject to competitive forces that may make it difficult to raise prices.
Large-Capitalization Stock Risk — The securities of large-sized companies may underperform the securities of smaller-sized companies or the market as a whole. The growth rate of larger, more established companies may lag those of smaller companies, especially during periods of economic expansion.
9

Victory RS Large Cap Alpha Fund Summary
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class A, C, R, and Y shares prior to July 30, 2016, reflects the historical performance of, respectively, the Class A, C, K, and Y shares of the RS Large Cap Alpha Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
10

Victory RS Large Cap Alpha Fund Summary
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

50%
40%
30%
20%
10%
0%
-10%
-20%
38.17%
13.08%
-2.03%
8.67%
18.32%
-9.31%
30.73%
-1.03%
23.00%
-4.62%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	18.20%	December 31, 2020
Lowest Quarter	-27.89%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-10.11%	5.35%	9.83%
CLASS A After Taxes on Distributions	-12.04%	2.88%	7.34%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-4.59%	3.75%	7.38%
CLASS C Before Taxes	-6.24%	5.75%	9.77%[1]
CLASS R Before Taxes	-4.97%	6.21%	10.07%
CLASS Y Before Taxes	-4.43%	6.82%	10.72%
Indices
Russell 1000® Value Index reflects no deduction for fees, expenses, or taxes	-7.54%	6.67%	10.29%
S&P 500® Index reflects no deduction for fees, expenses, or taxes	-18.11%	9.42%	12.56%
1
Class C shares of the Fund will automatically convert into Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
11

Victory RS Large Cap Alpha Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2012
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	None	$1,000,000
Minimum Subsequent Investments	$50	$50	None	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
12

Victory RS Partners Fund Summary
Investment Objective
The Victory RS Partners Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 36 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class R	Class R6	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	None	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[2]	0.83%	0.83%	0.83%	0.83%
Distribution and/or Service (12b-1) Fees	0.25%	0.50%	0.00%	0.00%
Other Expenses	0.24%	1.04%	0.25%[3]	0.21%
Total Annual Fund Operating Expenses	1.32%	2.37%	1.08%	1.04%
Fee Waiver/Expense Reimbursement[4]	0.00%	(0.68)%	(0.19)%	(0.10)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[4]	1.32%	1.69%	0.89%	0.94%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Restated to reflect a reduction in the Management Fees effective June 1, 2023. As a result of this change, the Total Annual Fund Operating Expenses in the table may not correlate with the Gross Expenses line in the Financial Highlights for the most recent fiscal year.
3
“Other Expenses” reflect estimated expenses that the Fund expects to bear in the current fiscal year.
4
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.33%, 1.69%, 0.89, and 0.94% of the Fund’s Class A, Class R, Class R6, and Class Y shares, respectively, through at least May 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in
13

Victory RS Partners Fund Summary
place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$702	$969	$1,257	$2,074
Class R	$172	$674	$1,204	$2,654
Class R6	$91	$325	$577	$1,300
Class Y	$96	$321	$564	$1,262
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, principally in equity securities of small-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Adviser considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index (the “Index”) (currently, approximately $9.3 billion, based on the size of the largest company in the Index on March 31, 2023), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index.
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/ dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
The Fund holds a relatively few number of securities and, as a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials sector.
14

Victory RS Partners Fund Summary
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Smaller-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate
15

Victory RS Partners Fund Summary
significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class A, R, and Y shares prior to July 30, 2016, reflects the historical performance of, respectively, the Class A, K, and Y shares of the RS Partners Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in
16

Victory RS Partners Fund Summary
expenses paid by the predecessor fund and those paid by the Fund. Class R6 shares commenced operations on June 1, 2023, and will not present performance information until it has one full calendar year of operation.
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

50%
40%
30%
20%
10%
0%
-10%
-20%
42.15%
-3.85%
-10.74%
24.04%
14.21%
-12.04%
30.69%
0.46%
29.58%
-4.54%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	32.73%	December 31, 2020
Lowest Quarter	-32.94%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-10.04%	6.13%	8.81%
CLASS A After Taxes on Distributions	-11.77%	3.11%	5.49%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-4.67%	4.12%	6.13%
CLASS R Before Taxes	-4.86%	7.01%	9.07%
CLASS Y Before Taxes	-4.23%	7.75%	9.82%
Index
Russell 2000® Value Index reflects no deduction for fees, expenses, or taxes	-14.48%	4.13%	8.48%
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
17

Victory RS Partners Fund Summary
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2019
Joseph M. Mainelli	Investment Analyst	Since 2013
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class R	Class R6	Class Y
Minimum Initial Investment	$2,500	None	None	$1,000,000
Minimum Subsequent Investments	$50	None	None	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
18

Victory RS Value Fund Summary
Investment Objective
The Victory RS Value Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $50,000 in the Victory Funds. More information about these and other discounts is available in Investing with the Victory Funds on page 36 of the Fund's Prospectus, in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries and from your financial intermediary.
Shareholder Fees
(fees paid directly from your investment)
	Class A	Class C	Class R	Class Y
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	5.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None[1]	1.00%[2]	None	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	0.50%	0.00%
Other Expenses	0.22%	1.15%	1.72%	0.21%
Total Annual Fund Operating Expenses	1.32%	3.00%	3.07%	1.06%
Fee Waiver/Expense Reimbursement[3]	(0.02)%	(0.93)%	(1.38)%	0.00%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[3]	1.30%	2.07%	1.69%	1.06%
1
A contingent deferred sales charge of 0.75% may be imposed on Class A shares with respect to purchases of $1,000,000 or more that are redeemed within 18 months of purchase. For additional information, see the section titled Choosing a Share Class.
2
Applies to shares sold within 12 months of purchase.
3
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.30%, 2.07%, 1.69%, and 1.06% of the Fund’s Class A, Class C, Class R, and Class Y shares, respectively, through at least May 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. After eight years, Class C shares of the Fund generally will convert automatically to Class A shares of the Fund. The example for Class C shares reflects the conversion to
19

Victory RS Value Fund Summary
Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class A	$700	$967	$1,255	$2,072
Class C	$310	$840	$1,495	$2,852
Class R	$172	$818	$1,490	$3,287
Class Y	$108	$337	$585	$1,294
The following example makes the same assumptions as the example above, except that it assumes you do not sell your Class C shares at the end of the period.
	1 Year	3 Years	5 Years	10 Years
Class C	$210	$840	$1,495	$2,852
The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher.
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 71% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, principally in equity securities of companies with market capitalizations between $1 billion and 120% of the market capitalization of the largest company included in the Russell Midcap® Index (“Index”) (currently, approximately $71.0 billion, based on the size of the largest company in the Index on March 31, 2023) that the Adviser believes are undervalued. The size of companies in the Index changes with market conditions and the composition of the Index. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser’s efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Fund holds a relatively few number of securities and, as a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials sector.
20

Victory RS Value Fund Summary
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Smaller-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees
21

Victory RS Value Fund Summary
that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the Fund’s average annual total returns of the Fund's share classes, including applicable maximum sales charges, over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Performance data for the classes varies based on differences in their fee and expense structures and reflects any expense limitations in effect during the periods shown. The Fund's past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class A, C, R, and Y shares prior to July 30, 2016, reflects the historical performance of, respectively, the Class A, C, K, and Y shares of the RS Value Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC)
22

Victory RS Value Fund Summary
(the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
Calendar Year Returns for Class A Shares
(Applicable sales loads or account fees are not reflected in the bar chart. If these amounts were reflected, returns would be less than those shown.)

50%
40%
30%
20%
10%
0%
-10%
-20%
37.68%
11.60%
-6.18%
10.92%
17.41%
-10.75%
31.35%
-2.59%
27.31%
-2.97%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	21.22%	December 31, 2020
Lowest Quarter	-32.35%	March 31, 2020

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
CLASS A Before Taxes	-8.56%	5.86%	9.58%
CLASS A After Taxes on Distributions	-9.85%	3.59%	6.74%
CLASS A After Taxes on Distributions and Sale of Fund Shares	-4.13%	4.13%	7.02%
CLASS C Before Taxes	-4.61%	6.29%	9.55%[1]
CLASS R Before Taxes	-3.38%	6.70%	9.79%
CLASS Y Before Taxes	-2.71%	7.38%	10.49%
Index
Russell Midcap® Value Index reflects no deduction for fees, expenses, or taxes	-12.03%	5.72%	10.11%
1
Class C shares of the Fund will automatically convert into Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. The 10-Year performance for Class C shares reflects the conversion to Class A shares after the first eight years of performance.
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
23

Victory RS Value Fund Summary
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2013
Purchase and Sale of Fund Shares
Investment Minimums	Class A	Class C	Class R	Class Y
Minimum Initial Investment	$2,500	$2,500	None	$1,000,000
Minimum Subsequent Investments	$50	$50	None	None
For Class A and Class C shares a $1,000 minimum initial purchase amount and a $50 minimum subsequent purchase amount apply for Individual Retirement Accounts (IRAs), gift/transfer to minor accounts, and purchases through automatic investment plans.
Certain broker-dealers and other financial intermediaries (such as a bank) may establish higher or lower minimum initial and subsequent investment amounts to which you may be subject if you invest through them.
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
24

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages each Fund.
Each Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The following section describes additional information about the principal investment strategy the Funds will use under normal market conditions to pursue their investment objective, as well as any secondary strategies the Funds may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Funds. The Statement of Additional Information (“SAI”) includes more information about the Funds, their investments, and the related risks. Under adverse, unstable, or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, each Fund may hold all or a portion of its assets in cash, short-term money market instruments, or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause a Fund to fail to meet its investment objective, and increase a Fund's expenses.
Each Fund’s investment objective is non-fundamental. In addition, if applicable, each Fund's policy to invest at least 80% of its assets in the type of securities suggested by the Fund's name is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon at least 60 days’ written notice to shareholders. For purposes of a Fund’s 80% investment policy, “assets” means the Fund’s net assets plus the amount of any borrowings for investment purposes, but exclusive of any collateral held from securities lending.
If you would like to receive additional copies of any materials, please call the Victory Funds at 800-539-FUND (800-539-3863) or please visit VictoryFunds.com.
25

Investments

The following describes the types of securities each Fund may purchase under normal market conditions to achieve its principal investment strategy. The Funds will not necessarily buy all of the securities listed below.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds (“ETFs”) that invest in foreign corporations.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing each Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Funds' principal investment strategies. Additional securities and techniques are described in the Funds' SAI.
Investment Companies
A Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.
Securities Lending
To enhance the return on its portfolio, a Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
26

Risk Factors

The following provides additional information about the Funds' principal risks and supplements those risks discussed in each Fund's Fund Summary section of this Prospectus.
	Investors	Large Cap Alpha	Partners	Value
Equity Risk	X	X	X	X
Foreign Securities Risk	X	X	X	X
Investment Style Risk	X	X	X	X
Large Capitalization Stock Risk	X	X
Large Shareholder Risk	X	X	X	X
Limited Portfolio Risk		X	X	X
Liquidity Risk	X		X	X
Management Risk	X	X	X	X
Non-Diversified Risk	X
Sector Focus Risk	X	X	X	X
Smaller-Company Stock Risk	X		X	X
Stock Market Risk	X	X	X	X
Equity Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. A Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that a Fund’s investment team views as unfavorable for equity securities.
Foreign Securities Risk
◼
Foreign Investments Risk — Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the United States. Investments in foreign countries could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations. Investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts ) may also involve additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.
◼
Political Risk — Foreign securities markets may be more volatile than their counterparts in the United States. Investments in foreign countries could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.
27

Risk Factors

◼
Liquidity Risk — Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges.
◼
Currency Risk — Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.
◼
Legal Risk — Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the United States.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more “growth” oriented. As a result, a Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Large-Capitalization Stock Risk — Large-sized companies tend to compete in mature product markets and do not typically experience the level of sustained growth of smaller companies and companies competing in less mature product markets. Large-capitalization companies may be unable to respond as quickly as smaller companies to competitive challenges or changes in business, product, financial, or other market conditions. For these and other reasons, a fund that invests in large-capitalization companies may underperform other stock funds (such as funds that focus on the stocks of small- and medium-capitalization companies) when stocks of large-capitalization companies are out of favor.
Large Shareholder Risk — The Funds, like all investment companies, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Funds and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Funds by shareholders may cause the Funds to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Funds to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Funds to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Funds' distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Funds' shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Funds to make taxable distributions to its shareholders earlier than the Funds otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Funds, the Funds may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Funds.
Limited Portfolio Risk — A Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent a Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a
28

Risk Factors

larger number of issuers. Although certain of the Funds are “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”), they may hold a smaller number of portfolio securities than many other mutual funds.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price a Fund might receive upon the sale of that investment. The ability of a Fund to dispose of illiquid securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of a Fund’s investments. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that holding, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a position at the same time as a Fund is attempting to liquidate the same investment, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value.
Management Risk — The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.
Non-Diversified Risk — A fund that is non-diversified may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund being more sensitive to the economic results of those issuing securities, and, as a result, gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may make significant investments in one or more sectors, each of which entails associated risks. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence a Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in those sectors included in the benchmark.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
◼
Health Care Sector Risk — To the extent a Fund focuses on the health care sector, a Fund may be more susceptible to the particular risks that may affect companies in the health care sector than if it were invested in a wider variety of companies in unrelated sectors. The profitability
29

Risk Factors

of companies in the health care sector may be adversely affected by the following factors, among others: extensive government regulations, restrictions on government reimbursement for medical expenses, rising costs of medical products and services, pricing pressure, an increased emphasis on outpatient services, changes in the demand for medical products and services, a limited number of products, industry innovation, changes in technologies and other market developments. A number of issuers in the health care sector have recently merged or otherwise experienced consolidation. The effects of this trend toward consolidation are unknown and may be far-reaching. Many health care companies are heavily dependent on patent protection. The expiration of a company's patents may adversely affect that company's profitability. Many health care companies are subject to extensive litigation based on product liability and similar claims. Health care companies are subject to competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting. Many new products in the health care sector may be subject to regulatory approvals. The process of obtaining such approvals may be long and costly, and such efforts ultimately may be unsuccessful. Companies in the health care sector may be thinly capitalized and may be susceptible to product obsolescence. In addition, a number of legislative proposals concerning health care have been considered by the U.S. Congress in recent years. It is unclear what proposals will ultimately be enacted, if any, and what effect they may have on companies in the health care sector.
Smaller-Company Stock Risk — Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller-company stocks typically have narrower markets and are traded in lower volumes than larger-company stocks, they may be often more difficult to purchase and sell.
Stock Market Risk — Stock market risk refers to the fact that the prices of equity securities and other exchange traded investments typically fluctuate more than the values of debt and other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt
30

Risk Factors

markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for a Fund's portfolio.
◼
Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, and other types of economic sanctions, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as COVID-19, may result in, among other things, closing borders, disruptions to health care service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may last for extended periods.
◼
Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which a Fund’s service providers rely may be subject to cyber-attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for a Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
31

Risk Factors

Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Funds. Additional risks are included in the Funds' SAI.
Investment Company Risk — A Fund's ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to a Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for a Fund. In addition, a Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or a Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
An investment in a Fund is not a complete investment program.
32

Impact on Returns Example

The following example is intended to help you assess the impact of the operating expenses of the Funds listed below on each Fund’s potential returns. The example assumes that you invest $10,000 in a Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of sales loads and the impact of any fee waiver/expense reimbursement agreement in place for a Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table of each Fund. Your actual costs may be higher or lower.
Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.
Example of the Impact of Annual Fund Operating Expenses on Fund Returns
(based on a $10,000 investment and a 5% annual return)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Victory RS Investors Fund
Class A Shares
Expenses	$703	$163	$168	$174	$180	$186	$192	$199	$205	$212	$2,382
Impact on Return	$729	$197	$212	$228	$245	$263	$283	$303	$325	$348	$3,133
Class C Shares
Expenses	$210	$307	$313	$319	$326	$333	$340	$346	$198	$203	$2,895
Impact on Return	$207	$314	$336	$359	$383	$409	$437	$465	$340	$364	$3,614
Class R Shares
Expenses	$198	$310	$317	$323	$329	$336	$343	$350	$357	$363	$3,226
Impact on Return	$195	$317	$339	$362	$387	$413	$440	$469	$499	$531	$3,952
Class Y Shares
Expenses	$107	$144	$149	$155	$160	$166	$172	$178	$185	$192	$1,608
Impact on Return	$105	$147	$159	$172	$187	$202	$218	$235	$253	$272	$1,950
Victory RS Partners Fund
Class A Shares
Expenses	$702	$131	$136	$141	$146	$152	$157	$163	$169	$175	$2,072
Impact on Return	$728	$165	$178	$192	$207	$223	$239	$257	$276	$296	$2,761
Class R Shares
Expenses	$172	$248	$255	$261	$268	$275	$282	$290	$297	$305	$2,653
Impact on Return	$169	$253	$272	$293	$314	$337	$361	$386	$413	$441	$3,239
Class R6 Shares
Expenses	$91	$115	$119	$124	$129	$134	$139	$144	$150	$156	$1,301
Impact on Return	$89	$117	$127	$138	$150	$162	$175	$190	$205	$221	$1,574
Class Y Shares
Expenses	$96	$110	$115	$119	$124	$129	$134	$139	$145	$152	$1,263
Impact on Return	$94	$113	$123	$133	$145	$157	$170	$183	$198	$213	$1,529
Victory RS Value Fund
Class A Shares
Expenses	$700	$131	$136	$141	$147	$152	$157	$163	$169	$176	$2,072
Impact on Return	$726	$165	$178	$192	$207	$223	$239	$257	$276	$295	$2,758
Class C Shares
33

Impact on Returns Example

	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Expenses	$210	$312	$318	$324	$331	$338	$344	$351	$159	$166	$2,853
Impact on Return	$207	$319	$341	$365	$389	$415	$443	$472	$304	$325	$3,580
Class R Shares
Expenses	$172	$320	$326	$333	$339	$346	$352	$359	$366	$374	$3,287
Impact on Return	$169	$326	$348	$372	$397	$423	$451	$480	$511	$543	$4,020
Class Y Shares
Expenses	$108	$112	$117	$121	$127	$131	$136	$142	$147	$153	$1,294
Impact on Return	$106	$115	$126	$136	$148	$160	$173	$187	$202	$218	$1,571
34

Organization and Management of the Funds

The Funds' Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Funds according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of March 31, 2023, the Adviser managed and advised assets totaling in excess of $158.6 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion of the Board of Trustees’ most recent considerations in approving the Advisory Agreement is included in each Fund’s most recent annual report for the period ended December 31.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments, a Victory Capital investment  franchise, is responsible for the day-to-day investment management of the Funds.
For the fiscal year ended December 31, 2022, the Adviser was paid advisory fees, before waivers, at an annual rate of each Fund’s average daily net assets equal to the following:
Fund	Advisory Fee
Victory RS Investors Fund	1.00%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Partners Fund	1.00%
Victory RS Value Fund	0.85%
Effective June 1, 2023, the advisory fees, before waivers, for the Victory RS Partners Fund was lowered to 0.83% of its average daily net assets.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to a Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to a Fund.
Portfolio Management
Robert Harris is the Chief Investment Officer of the RS Value team. He has been responsible for the Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, and Victory RS Investors Fund (including their predecessor funds) since 2014.
Joseph Mainelli is a member of the RS Value team and has been responsible for the Victory RS Large Cap Alpha Fund (including its predecessor fund) since 2012, and Victory RS Partners Fund, Victory RS Value Fund, and Victory RS Investors Fund (including their predecessor funds) since 2013.
The Funds' SAI provides additional information about the portfolio managers' method of compensation, other accounts they manage and any ownership interests they may have in the Funds.
35

Investing with the Victory Funds

All you need to do to get started is to fill out an application.
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investment with the Victory Funds. These sections describe many of the share classes currently offered by the Victory Funds. The section Choosing a Share Class will help you decide which share class it may be to your advantage to buy.
Keep in mind that Class I, Class R, Class R6, and Class Y shares are available for purchase only by eligible shareholders. In addition, not all Victory Funds offer each class of shares described below, and therefore, certain classes may be discussed that are not necessarily offered by a Fund. The classes of shares that are offered by a Fund are those listed on the cover page designated with a ticker symbol. A Fund may also offer other share classes in different prospectuses.
This section of the Prospectus also describes how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund. Note, this information may vary if you invest through a third party such as a brokerage firm and will be dependent on that firm's policies and practices. Consult your Investment Professional for specific details.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-539-FUND (800-539-3863). They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other financial intermediaries may charge fees for their services.

36

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.
Each Victory Fund calculates its share price, called its net asset value (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern Time. The NAV takes into account the expenses and fees of a Fund, including management, administration, and distribution fees (if any), which are accrued daily. In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open. The NYSE is closed on most national holidays and Good Friday.
To the extent a Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem a Fund’s shares, such as on weekends or other days when the Fund does not price its shares.
Each Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Adviser will price a Fund’s investments at fair value in accordance with applicable regulatory requirements. A security will be fair valued when:
◼
Trading in the security has been halted;
◼
The market quotation for the security is clearly erroneous due to a clerical error;
◼
The security’s liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
◼
An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.
The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.
Each Victory Fund calculates the NAV of each share class by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
A Fund's NAV is available by calling 800-539-FUND (800-539-3863) or by visiting the Funds' website at VictoryFunds.com.
37

Choosing a Share Class

CLASS A
◼
Front-end sales charge, as described in this section. There are several ways to reduce or eliminate this charge as discussed under Sales Charge Reductions and Waivers for Class A Shares.
◼
A contingent deferred sales charge (“CDSC”) may be imposed if you sell your shares within 18 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class A shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Lower annual expenses than Class C or Class R shares.
CLASS C
◼
No front-end sales charge. All your money goes to work for you right away.
◼
A CDSC may be imposed if you sell your shares within 12 months of purchase. The CDSC may be waived or reduced in certain circumstances as discussed under CDSC Reductions for Class A and Class C Shares.
◼
Class C shares also pay ongoing distribution and/or service (12b-1) fees.
◼
Higher annual expenses than all other classes of shares.
CLASS I
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class I shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class I shares are only available to certain investors.
◼
Typically lower annual expenses than all other classes of shares except Class R6 shares.
CLASS R
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R shares pay ongoing distribution and/or service (12b-1) fees.
◼
Class R shares are only available to certain investors.
◼
Higher annual expenses than all classes except Class C shares.
CLASS R6
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class R6 shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class R6 shares are only available to certain investors.
◼
Typically lower annual expenses than all other classes of shares.
CLASS Y
◼
No front-end sales charge or CDSC. All your money goes to work for you right away.
◼
Class Y shares do not pay any ongoing distribution and/or service (12b-1) fees.
◼
Class Y shares are only available to certain investors.
◼
Typically lower annual expenses than Classes A, C and R shares.
Share Classes
When you purchase shares of a Fund, you must choose a share class. The Victory Funds offer Class A, Class C, Class I, Class R, Class R6, and Class Y shares.  The Partners Fund offers Member Class shares in a separate prospectus. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing
38

Choosing a Share Class

you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.
Deciding which share class best suits your investment needs depends on a number of factors that you should discuss with your Investment Professional, including: how long you expect to hold your investment, how much you intend to invest, and the total expenses associated with each share class.
The Funds reserve the right to change the eligibility criteria for purchasing a particular share class. For example, a class of shares may be available to purchase only by retirement plans or by institutional investors. The Funds may also waive any applicable eligibility criteria or investment minimums at its discretion.
A Fund or any class may be closed at any time for failure to achieve an economical level of assets or for other reasons. Certain financial intermediaries who hold shares on behalf of their customers impose fees when the amount of shares of a particular class falls below a minimum threshold. To the extent that the amount of shares falls below that threshold, the Funds reserve the right to liquidate the shares held in accounts maintained by the financial intermediary.
Calculation of Sales Charges for Class A Shares
For historical expense information, see the “Financial Highlights” at the end of this Prospectus.
Class A shares are sold at their public offering price, which is the NAV plus any applicable initial sales charge, also referred to as the “front-end sales load.” The sales charge may be reduced or eliminated for larger purchases, as detailed below or as described under Sales Charge Reductions and Waivers for Class A Shares. The investment levels required to obtain a reduced sales charge are commonly referred to as “breakpoints.”
All Class A purchases are subject to the terms described herein except for those purchases made through an intermediary specified in Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
In order to obtain a breakpoint discount, you must inform the Victory Funds or your Investment Professional at the time you purchase shares of the existence of the other Victory accounts or purchases of Victory Funds that are eligible to be linked for the purpose of calculating the initial sales charge. The Fund or your Investment Professional may ask you for records or other information about other Victory Funds held in your Victory accounts and any linked accounts, such as accounts opened with a different financial intermediary.
39

Choosing a Share Class

The current sales charge rates and breakpoint levels for Class A shares of the Funds are listed below:
Your Investment in the Fund	Sales Charge as a % of Offering Price	Sales Charge as a % of Your Investment
Up to $49,999	5.75%	6.10%
$50,000 up to $99,999	4.50%	4.71%
$100,000 up to $249,999	3.50%	3.63%
$250,000 up to $499,999	2.50%	2.56%
$500,000 up to $999,999	2.00%	2.04%
$1,000,000 and above[1]	0.00%	0.00%
1 A contingent deferred sales charge (“CDSC”) of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions. You may be eligible for a reduction or waiver of this CDSC under certain circumstances. See CDSC Reductions for Class A and Class C Shares and Appendix A - Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries for details.
Sales Charge Reductions and Waivers for Class A Shares
There are several ways you can combine multiple purchases of Class A shares of the Victory Funds to take advantage of reduced sales charges or, in some cases, eliminate sales charges.
There are a number of ways you can reduce or eliminate your sales charges, which we describe below. In order to obtain a Class A sales charge reduction or waiver, you must provide your financial intermediary or the Funds' transfer agent, at the time of purchase, with current information regarding shares of any Victory Funds held in other accounts. This information must include account statements or other records (including written representations from the intermediary holding the shares) that indicate any accounts (e.g., retirement accounts) established (i) with the Victory Funds and your Investment Professional; (ii) with other financial intermediaries; and (iii) in the name of immediate family household members (spouse or domestic partner and children under 21) with regard to Rights of Accumulation.
The availability of a sales charge reduction or waiver discussed below will depend upon whether you purchase your shares directly from the Funds or through a financial intermediary. If you are eligible for a sales charge reduction because you own shares of other Victory Funds, you must notify the Funds or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. Some intermediaries impose different policies for sales charge waivers and reductions. These variations are described in Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. Except as described with respect to the intermediaries specified in Appendix A, all Class A shares are subject to the terms stated below. In order to obtain waivers and discounts that are not available through your intermediary, you must purchase Fund shares directly from the Funds or through another intermediary.
You can find additional information regarding sales charges and their reductions, free of charge, at vcm.com/policies, by clicking on Victory Funds Pricing Policies.
You may reduce or eliminate the sales charge applicable to Class A shares in a number of ways:
◼
Breakpoint - Purchase a sufficient amount to reach a breakpoint (see Calculation of Sales Charges for Class A Shares above);
◼
Letter of Intent - If you anticipate purchasing $50,000 or more of Class A shares of the Fund, including any purchase of other Victory Funds of any share class (except money market funds and any assets held in group retirement plans), within a 13-month period, you may qualify for a sales charge breakpoint as though you were investing the total amount in one lump sum. In order
40

Choosing a Share Class

to qualify for the reduced sales charge, you must submit a non-binding Letter of Intent (the “Letter”) within 90 days of the start of the purchases. Each investment you make after signing the Letter will be entitled to the sales charge applicable to the total investment indicated in the Letter. You must start with a minimum initial investment of at least 5.00% of the total amount you intend to purchase. A portion of the shares purchased under the Letter will be held in escrow until the total investment has been completed. In the event you do not complete your commitment set forth in the Letter in the time period specified, sufficient escrowed shares will be redeemed to pay any applicable front-end sales charges;
◼
Right of Accumulation - Whereas a Letter of Intent allows you to qualify for a discount by combining your current purchase amount with purchases you intend to make in the near future, a Right of Accumulation allows you to reduce the initial sales charge on a Class A investment by combining the amount of your current purchase with the current market value of prior investments made by you, your spouse (including domestic partner), and your children under age 21 in any class of shares of any Victory Fund (except money market funds and any assets held in group retirement plans). The value of eligible existing holdings will be calculated by using the greater of the current value or the original investment amount. To ensure that you receive a reduced price using the Fund’s Right of Accumulation, you or your Investment Professional must inform the Funds that the Right applies each time shares are purchased and provide sufficient information to permit confirmation of qualification;
◼
Reinstatement Privilege - You may reinvest at NAV all or part of your redemption proceeds within 90 days of a redemption of Class A shares of a Fund;
◼
Waiver - The Victory Funds will completely waive the sales charge for Class A shares in the following cases:
◼
Purchases of at least $250,000 for certain Funds or $1 million for others;
◼
Purchases by certain individuals associated with the Victory Funds or service providers (see “Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers”);
◼
Purchases by registered broker-dealers, financial intermediaries or their agents or affiliates who have agreements with the Funds' distributor (the “Distributor”), if the shares are purchased for their own account, purchased for retirement plans of their employees or sold to registered representatives or full-time employees (or their immediate families), provided that such purchase is for one of the foregoing types of accounts;
◼
Purchases for trust or other advisory accounts established with a financial institution and fee-based investment products or accounts;
◼
Reinvestment of proceeds from a liquidation distribution of Class A shares of a Victory Fund held in a deferred compensation plan, agency, trust, or custody account;
◼
Purchases by retirement plans, including Section 401 and 457 plans sponsored by a Section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans. Investors nonetheless may be charged a fee if they effect transactions in Class A shares through a broker or agent;
◼
Purchases by participants in no transaction fee programs offered by certain broker-dealers (sometimes referred to as “supermarkets”);
◼
Purchases by certain financial intermediaries who offer shares to self-directed investment brokerage accounts that may or may not charge a transaction fee to its customers;
◼
Shareholders investing directly with the Fund who do not have a third-party financial intermediary or registered representative assigned, or who invest directly in certain products sponsored by the Adviser or its affiliates;
◼
Purchases by CMS Energy employees participating in a Victory prototype Roth IRA plan by way of payroll deduction from CMS Energy; and
41

Choosing a Share Class

◼
Individuals who reinvest the proceeds of redemptions from Class I, Class R6, or Class Y shares of a Victory Fund within 60 days of redemption.
You should inform the Fund or your Investment Professional at the time of purchase of the sales charge waiver category which you believe applies.
CDSC for Class A Shares
A CDSC of 0.75% may be imposed on certain redemptions of Class A shares purchased without an initial sales charge if any of those shares are redeemed within 18 months of purchase. This charge will be based on either the cost of the shares or NAV at the time of redemption, whichever is lower. No CDSC is imposed on shares representing reinvested distributions.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. All Class A purchases are subject to the terms described herein except for those purchases made through the intermediaries specified in Appendix A.
CDSC for Class C Shares
You will pay a 1.00% CDSC on any Class C shares you sell within 12 months of purchase. The CDSC is based on the current value of the shares being sold or their NAV when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gains distributions. You may be eligible for reduction or waiver of this CDSC under certain circumstances. There is no CDSC imposed when you exchange your shares for Class C shares of another Victory Fund; however, your exchange is subject to the same CDSC schedule that applied to your original purchase.
An investor may, within 90 days of a redemption of Class C shares, reinvest all or part of the redemption proceeds in the Class C shares of any Victory Fund at the NAV next computed after receipt by the transfer agent of the reinvestment order. Class C share proceeds reinvested do not result in a refund of any CDSC paid by the shareholder, but the reinvested shares will be treated as CDSC exempt upon reinvestment. The shareholder must ask the Distributor for such privilege at the time of reinvestment.
To keep your CDSC as low as possible, each time you sell shares we will first sell shares in your account that are not subject to a CDSC. If there are not enough of these to meet your sale, we will sell the shares in the order they were purchased.
More information is available in CDSC Reductions and Waivers for Class A and Class C Shares and Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries.
CDSC Reductions and Waivers for Class A and Class C Shares
No CDSC is imposed on redemptions of Class A and Class C shares in the following circumstances:
◼
To the extent that the shares redeemed:
◼
are no longer subject to the holding period for such shares;
◼
resulted from reinvestment of distributions; or
◼
were exchanged for shares of another Victory Fund as allowed by the Prospectus, provided that the shares acquired in such exchange or subsequent exchanges will continue to remain subject to the CDSC, if applicable, calculated from the original date of purchase until the applicable holding period expires. In determining whether the CDSC applies to each redemption, shares not subject to a CDSC are redeemed first;
◼
Following the death or post-purchase disability of:
◼
a registered shareholder on an account; or
42

Choosing a Share Class

◼
a settlor of a living trust, of shares held in the account at the time of death or initial determination of post-purchase disability;
◼
Distributions from individual retirement accounts, Section 403(b), Section 457 and Section 401 qualified plans, where redemptions result from:
◼
required minimum distributions with respect to that portion of such contributions that does not exceed 12% annually;
◼
tax free returns of excess contributions or returns of excess deferral amounts;
◼
distributions on the death or disability of the account holder;
◼
distributions for the purpose of a loan or hardship withdrawal from a participant plan balance; or
◼
distributions as a result of separation of service;
◼
Distributions as a result of a Qualified Domestic Relations Order or Domestic Relations Order required by a court settlement;
◼
In instances where the investor’s dealer or institution waived its commission in connection with the purchase and notifies the Distributor prior to the time of investment;
◼
When the redemption is made as part of a Systematic Withdrawal Plan (including dividends), up to an annual amount of 12% of the account value on a per fund basis, at the time the withdrawal plan is established; or
◼
Participant-initiated distributions from employee benefit plans or participant-initiated exchanges among investment choices in employee benefit plans.
Eligibility Requirements to Purchase Class I Shares
Class I shares may only be purchased by:
◼
Institutional and individual retail investors with a minimum investment in Class I shares of $2,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Investors who purchase through advisory programs with an approved financial intermediary in which the financial intermediary typically charges the investor a fee based upon the value of the account (“Advisory Programs”). Such transactions may be subject to additional rules or requirements of the applicable Advisory Program; or
◼
Brokers (and their sales representatives) where those brokers have agreements with the Distributor to sell shares of a Fund.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $2,000,000.
Eligibility Requirements to Purchase Class R Shares
Class R shares may only be purchased by:
◼
Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans; and
◼
Investors who purchase through Advisory Programs with an approved financial intermediary.
43

Choosing a Share Class

Eligibility Requirements to Purchase Class R6 Shares
Class R6 shares may only be purchased by:
◼
Retirement plans, including Section 401 and 457 plans, section 403 plans sponsored by a section 501(c)(3) organization, employer sponsored benefit plans (including health savings accounts) and certain non-qualified deferred compensation arrangements that operate in a similar manner to qualified plans;
◼
Investors who purchase through Advisory Programs with an approved financial intermediary; or
◼
Registered investment companies.
Eligibility Requirements to Purchase Class Y Shares
Class Y shares may only be purchased by:
◼
Institutional and individual retail investors with a minimum investment in Class Y shares of $1,000,000 who purchase through certain broker-dealers or directly from the transfer agent;
◼
Clients of state-registered or federally registered investment advisors (“RIAs”), where such RIAs trade through institutional trading platforms approved by the Funds, who invest at least $2,500;
◼
Brokerage platforms of firms that have agreements with the Distributor to offer such shares solely when acting as an agent for the investor. An investor transacting in Class Y shares through these programs may be required to pay a commission and/or other forms of compensation to the broker;
◼
Pension, profit sharing, employee benefit and other similar plans and trusts that invest in the Fund;
◼
Investors who purchase through Advisory Programs with an approved financial intermediary.
◼
Purchases by:
◼
investment advisory clients of the Adviser; or
◼
investment advisors, consultants, broker-dealers and other financial intermediaries investing for their own accounts or for the accounts of their immediate family members.
A Fund may allow a lower initial investment if, in the opinion of the Distributor, the investor has the adequate intent and availability of assets to reach a future level of investment of $1,000,000.
Eligibility of Individuals Associated with the Funds, and Fund Service Providers
Current and retired trustees of Victory-advised mutual funds, and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by a Fund. In the case of Class A shares, such purchases are not subject to a front-end sales charge. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to Victory Portfolios (the “Trust”).
A Fund reserves the right to change the criteria for eligible investors and the investment minimums.
44

Information About Fees

Distribution and Service Plans
In accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust has adopted Distribution and Service Plans for Class A, Class C and Class R shares of the Funds.
Under the Class A Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.25% of its average daily net assets of Class A shares. Under the Class R Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of up to 0.50% of its average daily net assets of Class R shares. The fee is paid for general distribution services, for selling Class A and Class R shares of the Fund and, as applicable, for providing personal services to shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of Fund shares. Personal services to shareholders are generally provided by broker-dealers or other intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Under the Class C Distribution and Service Plan, a Fund will pay to the Distributor a monthly fee at an annual rate of 1.00% of the average daily net assets of its Class C shares. Of this amount, 0.75% of the Fund’s Class C shares average daily net assets will be paid for general distribution services and for selling Class C shares. The Fund will pay 0.25% of its Class C shares average daily net assets to compensate financial institutions that provide personal services to Class C shareholders of the Fund. Distribution and selling services are provided by the Distributor or by agents of the Distributor and include those services intended to result in the sale of the Fund’s Class C shares. Personal services to shareholders are generally provided by broker-dealers or other financial intermediaries and consist of responding to inquiries, providing information to shareholders about their Fund accounts, establishing and maintaining accounts and records, providing dividend and distribution payments, arranging for bank wires, assisting in transactions and changing account information.
Because Rule 12b-1 fees are paid out of a Fund’s assets and on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
Other Payments to Financial Intermediaries
Except with respect to Class R6 shares, if you purchase Fund shares through an Investment Professional, a broker-dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor's affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.” The Adviser (and its affiliates) also may pay fixed fees for the listing of a Fund on a broker-dealer’s or financial intermediary’s system. Such payments are not considered to be revenue sharing payments.
In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.
45

Information About Fees

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to broker-dealers or other financial intermediaries from Fund assets, or from the resources of the Adviser or its affiliates on sales of or investments in Class R6 shares.
46

How to Buy Shares

Opening an Account
If you would like to open an account, you will first need to complete an Account Application.
You can obtain an Account Application by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863). You can also download an Account Application by visiting the Victory Funds’ website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:
Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593
You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of a Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Funds.
Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Funds is unable to collect the required information, you may not be able to open your account. Additional details about the Funds' Customer Identification Program are available in the section “Important Fund Policies.”
If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.
Paying for Your Initial Purchase
If you wish to make an investment directly into the Victory Funds, make your check payable to the “Victory Funds.” All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third-party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Funds. All payments must be denominated in U.S. dollars.
Minimum Investments
If you would like to buy Class A or Class C shares, the minimum investment required to open an account is $2,500 ($1,000 for IRA accounts), with additional investments of at least $50.  Different intermediaries may impose different minimum investments. These variations are described in Appendix A – Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries. If you would like to buy Class I, Class R, Class R6 or Class Y shares, you must be an Eligible Investor, as discussed in the section Choosing a Share Class — Eligibility Requirements to Purchase. Eligible Investors may be subject to a minimum investment amount as detailed in that section.
For Class C shares, individual purchases of $1,000,000 and above will automatically be made in Class A shares.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
47

How to Buy Shares

The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when a Fund is purchased through an Advisory Program, within qualified retirement plans or in other similar circumstances. Although the Funds may sometimes waive the minimum investment, when they do so, they always reserve the right to reject initial investments under the minimum at their discretion.
There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.
A Fund reserves the right to change the criteria for eligible investors and the investment minimums.
Purchasing Additional Shares
Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:
◼
By Mail
To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.
◼
By Telephone
If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.
◼
By Exchange
You may purchase shares of a Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”
◼
Via the Internet
If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.
◼
By ACH
Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Funds do not charge a fee for ACH transfers but they reserve the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.
◼
By Wire
You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-539-FUND (800-539-3863) between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.
48

How to Buy Shares

◼
By Systematic Investment Plan
To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of a Fund.
Other Purchase Rules You Should Know
The Funds reserve the right to refuse a purchase order for any reason, including if they believe that doing so would be in the best interest of a Fund or its shareholders. The Funds also reserve the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.
Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182593 Columbus, OH 43218-2593
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-539-FUND (800-539-3863)
BY WIRE	Call 800-539-FUND (800-539-3863) BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-539-FUND (800-539-3863)
ON THE INTERNET	VictoryFunds.com
49

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds.
You can obtain a list of Victory Funds available for exchange by calling
800-539-FUND (800-539-3863) or by visiting VictoryFunds.com

The shares of any class of a Fund may be exchanged for the shares of any other class offered by the Fund or the same class of any other class of any Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange with another Victory Fund, the other Victory Fund must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Funds' other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.
Before exchanging, you should read the Prospectus of the other Victory Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Class C Share Conversion
Class C shares of the Fund will automatically convert to Class A shares in the month following the eight-year anniversary date of the purchase of the Class C shares. Your financial intermediary may have a conversion schedule that is shorter than eight years. Class C conversions will be effected at the relative NAV of each such class without the imposition of any sales charge, fee or other charge.
You may be able to voluntarily convert your Class C shares before the stated anniversary to a different share class of the same Fund that has a lower total annual operating expense ratio provided certain conditions are met. This voluntary conversion feature is intended for shares held through a financial intermediary offering a fee-based or wrap fee program that has an agreement with the Adviser or the Distributor specific for this purpose. Generally, Class C shares are not eligible for conversion until the applicable CDSC period has expired. Please contact your financial intermediary for additional information.
Processing Your Voluntary Exchange/Conversion
If your exchange or conversion request is received and accepted by the Funds, an Investment Professional or other intermediary by the close of trading as described in the section titled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.
Exchanges will occur at the respective NAVs of the Funds' share classes involved in the exchange next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs.
50

How to Exchange Shares

Requesting an Exchange
You can exchange shares of the Funds by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.
◼
By Telephone
Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.
◼
By Mail
Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.
◼
Via the Internet
You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.
Other Exchange Rules You Should Know
The Funds may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Funds may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
For information on how to exchange shares of a Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
51

How to Sell Shares

There are a number of convenient ways to sell your shares.
If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at VictoryFunds.com.

BY TELEPHONE
The easiest way to redeem shares is by calling 800-539-FUND (800-539-3863). When you fill out your original application, be sure to check the box marked “Telephone Authorization.” You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via ACH to a previously designated domestic financial institution.
Victory Funds’ transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.
If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL
Use the regular U.S. mail or overnight mail address to redeem shares. You can use the same mailing addresses listed for purchases. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:
◼
Your account registration has changed within the last 15 business days;
◼
The check is not being mailed to the address on your account;
◼
The check is not being made payable to the owner of the account;
◼
The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
◼
The check or wire is being sent to a different bank account than was previously designated.
You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker-dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.
BY WIRE
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
BY ACH
You may transfer your proceeds by ACH to a domestic bank. Normally, your redemption will be processed on the same day if your request is received before the close of trading on the NYSE. If your request is received after the close of trading it will be processed on the next business day.
52

How to Sell Shares

Systematic Withdrawal Plan
If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.
Additional Information About Redemptions
◼
Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
◼
We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
◼
A Fund may suspend your right to redeem your shares in the following circumstances:
◼
During non-routine closings of the NYSE;
◼
When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or
◼
When the SEC orders a suspension to protect the Fund’s shareholders.
◼
A Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an “interfund lending program” in reliance on an exemptive order from the SEC.
◼
A Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Funds reserve the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
◼
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Funds reserve the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
53

Distributions and Taxes

Buying a dividend. You should check the Funds' distribution schedule before you invest.
If you buy shares of a Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on a Fund's investments. Each Fund passes its earnings along to investors in the form of dividends. Dividends paid by a Fund represent the net income from dividends and interest earned on investments after expenses. Each Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.
Ordinarily, each Fund declares and pays dividends annually. However, a Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Reinvestment Option
You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. Each Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the amount of reinvested distributions.
Directed Bank Account Option
In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.
Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-539-FUND (800-539-3863).
54

Distributions and Taxes

Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in a Fund.

Each Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.
◼
Qualified dividend income received from a Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividend income received by the Fund, subject to certain holding period requirements. Nonqualified dividends, dividends received by corporate shareholders and dividends from a Fund’s short-term capital gains are taxable as ordinary income. Dividends from a Fund’s long-term capital gains are taxable as long-term capital gains.
◼
You will pay tax on dividends from a Fund whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund.
◼
Dividends from a Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from a Fund.
◼
An exchange of a Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of a Fund, you generally will recognize any gain or loss.
◼
An exchange of one class of a Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
◼
Distributions from a Fund and gains from the disposition of your shares may also be subject to state and local income tax.
◼
An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes dividends and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
◼
Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
A Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
◼
A Fund may be required to withhold tax from dividends and redemption proceeds if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
◼
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, a Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
◼
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S.
55

Distributions and Taxes

persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by a Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
◼
The Funds may provide estimated capital gain distribution information through the website at VictoryFunds.com.
56

Important Fund Policies

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Victory Funds must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Victory Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Account Maintenance Information
For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (“SVP”) stamp or a Medallion signature guarantee (“MSG”). In some instances a Notary Public stamp is an acceptable alternative. As with an MSG, an SVP stamp can also be obtained from a financial institution that is a member of the SVP program.
	Notary Public	SVP	MSG
Change of name	x	x	x
Add/change banking instructions		x	x
Add/change beneficiaries	x	x	x
Add/change authorized account traders		x	x
Adding a Power of Attorney	x	x	x
Add/change Trustee	x	x	x
Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change	x	x	x
Market Timing
The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.
57

Important Fund Policies

The Funds' Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Funds (or the Adviser, as appropriate) will:
◼
Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and
◼
Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of a Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.
Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.
We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board of Trustees, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Funds, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Funds or administrator, and transactions by certain qualified funds-of-funds.
If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer, or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Funds, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Funds that provide a substantially similar level of protection for the Funds against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.
We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.
The Funds' market timing policies and procedures may be modified or terminated at any time under the oversight of the Board of Trustees.
Portfolio Holdings Disclosure
A description of each Fund's policies and procedures with respect to the disclosure of the Funds' portfolio securities is available in the Funds' SAI, which is available upon request and on the Funds' website at VictoryFunds.com.
58

Important Fund Policies

Performance
The Victory Funds may advertise the performance of a Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.
Advertising information may include the average annual total return of the Funds calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-539-FUND (800-539-3863), and they will be delivered promptly.
While this Prospectus and the SAI of the Trust describe pertinent information about the Trust and the Funds, neither this Prospectus nor the SAI represents a contract between the Trust or the Funds and any shareholder.
59

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Funds and are intended to help you understand each Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of a Fund. To the extent a Fund invests in other funds, the Total Annual Operating Expenses included in a Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).
The information presented  for the fiscal years ended on or after December 31, 2019, has been audited by Cohen & Company, Ltd., the Funds' independent registered public accounting firm, whose report, along with the Funds' financial statements, are included in the Funds' annual report to shareholders, which is available upon request. The information for all years prior to December 31, 2019, was audited by a different independent registered public accounting firm.
Because the Victory RS Partners Fund Class R6 had not commenced prior to the date of this prospectus, financial highlights are not available.
60

RS Investors Fund
	Class A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$13.90	$12.84	$13.10	$10.68	$13.86
Investment Activities
Net investment income (loss)(a)	(0.01)	0.02	(0.01)	—(b)	—(b)
Net realized and unrealized gains (losses)	(0.26)	3.25	(0.21)	2.99	(1.27)
Total from Investment Activities	(0.27)	3.27	(0.22)	2.99	(1.27)
Distributions to Shareholders From
Net investment income	(0.01)	—(b)	—	—	—
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.53)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$13.10	$13.90	$12.84	$13.10	$10.68
Total Return (excludes sales charge)(c)	(2.01)%	25.74%	(1.68)%	28.01%	(9.36)%
Ratios to Average Net Assets
Net Expenses(d)	1.33%	1.33%	1.33%	1.33%	1.33%
Net Investment Income (Loss)	(0.05)%	0.13%	(0.08)%	0.03%	(0.03)%
Gross Expenses(d)	1.64%	1.66%	1.71%	1.62%	1.58%
Supplemental Data
Net Assets at end of period (000’s)	$15,250	$15,039	$12,663	$16,906	$15,682
Portfolio Turnover(e)	69%	68%	66%	64%	56%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Amount is less than $0.005 per share.
(c)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(d)
Does not include acquired fund fees and expenses, if any.
(e)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
61

RS Investors Fund (Continued)

	Class C
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$11.76	$11.22	$11.54	$9.53	$12.68
Investment Activities
Net investment income (loss)(a)	(0.10)	(0.08)	(0.08)	(0.08)	(0.10)
Net realized and unrealized gains (losses)	(0.21)	2.83	(0.20)	2.66	(1.14)
Total from Investment Activities	(0.31)	2.75	(0.28)	2.58	(1.24)
Distributions to Shareholders From
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$10.93	$11.76	$11.22	$11.54	$9.53
Total Return (excludes contingent deferred sales charge)(b)	(2.69)%	24.78%	(2.43)%	27.08%	(10.08)%
Ratios to Average Net Assets
Net Expenses(c)	2.07%	2.07%	2.07%	2.07%	2.07%
Net Investment Income (Loss)	(0.90)%	(0.64)%	(0.85)%	(0.73)%	(0.82)%
Gross Expenses(c)	2.95%	2.42%	2.75%	2.54%	2.44%
Supplemental Data
Net Assets at end of period (000’s)	$909	$2,702	$3,306	$6,898	$7,282
Portfolio Turnover(d)	69%	68%	66%	64%	56%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
62

RS Investors Fund (Continued)

	Class R
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$12.02	$11.41	$11.72	$9.66	$12.81
Investment Activities
Net investment income (loss)(a)	(0.08)	(0.06)	(0.07)	(0.07)	(0.08)
Net realized and unrealized gains (losses)	(0.23)	2.88	(0.20)	2.70	(1.16)
Total from Investment Activities	(0.31)	2.82	(0.27)	2.63	(1.24)
Distributions to Shareholders From
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$11.19	$12.02	$11.41	$11.72	$9.66
Total Return(b)	(2.63)%	25.00%	(2.30)%	27.24%	(9.91)%
Ratios to Average Net Assets
Net Expenses(c)	1.95%	1.95%	1.95%	1.95%	1.95%
Net Investment Income (Loss)	(0.67)%	(0.49)%	(0.71)%	(0.59)%	(0.64)%
Gross Expenses(c)	2.98%	1.96%	4.41%	3.85%	3.15%
Supplemental Data
Net Assets at end of period (000’s)	$842	$806	$655	$844	$831
Portfolio Turnover(d)	69%	68%	66%	64%	56%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
63

RS Investors Fund (Continued)

	Class Y
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$14.41	$13.24	$13.47	$10.94	$14.10
Investment Activities
Net investment income (loss)(a)	0.04	0.06	0.02	0.03	0.03
Net realized and unrealized gains (losses)	(0.28)	3.36	(0.21)	3.07	(1.28)
Total from Investment Activities	(0.24)	3.42	(0.19)	3.10	(1.25)
Distributions to Shareholders From
Net investment income	(0.04)	(0.04)	—	—	—
Net realized gains	(0.52)	(2.21)	(0.04)	(0.57)	(1.91)
Total Distributions	(0.56)	(2.25)	(0.04)	(0.57)	(1.91)
Net Asset Value, End of Period	$13.61	$14.41	$13.24	$13.47	$10.94
Total Return(b)	(1.73)%	26.07%	(1.41)%	28.35%	(9.06)%
Ratios to Average Net Assets
Net Expenses(c)	1.05%	1.05%	1.05%	1.05%	1.05%
Net Investment Income (Loss)	0.30%	0.40%	0.17%	0.27%	0.18%
Gross Expenses(c)	1.36%	1.32%	1.50%	1.43%	1.37%
Supplemental Data
Net Assets at end of period (000’s)	$28,143	$12,577	$11,253	$19,146	$14,669
Portfolio Turnover(d)	69%	68%	66%	64%	56%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
64

RS Large Cap Alpha Fund
	Class A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$55.16	$50.59	$53.11	$42.20	$56.61
Investment Activities
Net investment income (loss)(a)	0.40	0.65	0.52	0.51	0.44
Net realized and unrealized gains (losses)	(2.88)	10.81	(1.12)	12.44	(5.67)
Total from Investment Activities	(2.48)	11.46	(0.60)	12.95	(5.23)
Distributions to Shareholders From
Net investment income	(0.43)	(0.57)	(0.15)	(0.37)	(0.38)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.76)	(6.89)	(1.92)	(2.04)	(9.18)
Net Asset Value, End of Period	$47.92	$55.16	$50.59	$53.11	$42.20
Total Return (excludes sales charge)(b)	(4.62)%	23.00%	(1.03)%	30.73%	(9.31)%
Ratios to Average Net Assets
Net Expenses(c)	0.89%	0.89%	0.89%	0.89%	0.89%
Net Investment Income (Loss)	0.76%	1.13%	1.13%	1.03%	0.77%
Gross Expenses(c)	0.92%	0.93%	0.95%	0.95%	0.93%
Supplemental Data
Net Assets at end of period (000’s)	$437,855	$495,890	$444,160	$520,159	$439,035
Portfolio Turnover(d)	61%	52%	95%	51%	59%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
65

RS Large Cap Alpha Fund (Continued)

	Class C
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$44.72	$42.07	$44.70	$35.78	$49.50
Investment Activities
Net investment income (loss)(a)	(0.03)	0.13	0.14	0.10	(0.03)
Net realized and unrealized gains (losses)	(2.32)	8.97	(1.00)	10.50	(4.89)
Total from Investment Activities	(2.35)	9.10	(0.86)	10.60	(4.92)
Distributions to Shareholders From
Net investment income	(0.07)	(0.13)	—	(0.01)	—(e)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.40)	(6.45)	(1.77)	(1.68)	(8.80)
Net Asset Value, End of Period	$37.97	$44.72	$42.07	$44.70	$35.78
Total Return (excludes contingent deferred sales charge)(b)	(5.39)%	22.05%	(1.85)%	29.70%	(10.03)%
Ratios to Average Net Assets
Net Expenses(c)	1.69%	1.69%	1.69%	1.69%	1.69%
Net Investment Income (Loss)	(0.07)%	0.27%	0.37%	0.24%	(0.06)%
Gross Expenses(c)	1.92%	1.80%	1.79%	1.74%	1.75%
Supplemental Data
Net Assets at end of period (000’s)	$3,595	$6,230	$11,326	$17,028	$18,227
Portfolio Turnover(d)	61%	52%	95%	51%	59%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Amount is less than $0.005 per share.
66

RS Large Cap Alpha Fund (Continued)

	Class R
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$54.74	$50.28	$52.83	$42.01	$56.35
Investment Activities
Net investment income (loss)(a)	0.21	0.43	0.35	0.32	0.22
Net realized and unrealized gains (losses)	(2.86)	10.73	(1.13)	12.36	(5.61)
Total from Investment Activities	(2.65)	11.16	(0.78)	12.68	(5.39)
Distributions to Shareholders From
Net investment income	(0.25)	(0.38)	—	(0.19)	(0.15)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.58)	(6.70)	(1.77)	(1.86)	(8.95)
Net Asset Value, End of Period	$47.51	$54.74	$50.28	$52.83	$42.01
Total Return(b)	(4.97)%	22.55%	(1.41)%	30.23%	(9.63)%
Ratios to Average Net Assets
Net Expenses(c)	1.26%	1.26%	1.26%	1.26%	1.26%
Net Investment Income (Loss)	0.39%	0.75%	0.77%	0.66%	0.38%
Gross Expenses(c)	1.44%	1.44%	1.50%	1.48%	1.40%
Supplemental Data
Net Assets at end of period (000’s)	$5,765	$6,428	$6,066	$7,232	$6,348
Portfolio Turnover(d)	61%	52%	95%	51%	59%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
67

RS Large Cap Alpha Fund (Continued)

	Class Y
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$54.90	$50.37	$52.87	$42.01	$56.38
Investment Activities
Net investment income (loss)(a)	0.52	0.78	0.62	0.61	0.55
Net realized and unrealized gains (losses)	(2.89)	10.76	(1.10)	12.38	(5.64)
Total from Investment Activities	(2.37)	11.54	(0.48)	12.99	(5.09)
Distributions to Shareholders From
Net investment income	(0.53)	(0.69)	(0.25)	(0.46)	(0.48)
Net realized gains	(4.33)	(6.32)	(1.77)	(1.67)	(8.80)
Total Distributions	(4.86)	(7.01)	(2.02)	(2.13)	(9.28)
Net Asset Value, End of Period	$47.67	$54.90	$50.37	$52.87	$42.01
Total Return(b)	(4.43)%	23.28%	(0.83)%	30.99%	(9.11)%
Ratios to Average Net Assets
Net Expenses(c)	0.68%	0.68%	0.68%	0.68%	0.68%
Net Investment Income (Loss)	0.98%	1.35%	1.34%	1.24%	0.96%
Gross Expenses(c)	0.71%	0.68%	0.82%	0.78%	0.75%
Supplemental Data
Net Assets at end of period (000’s)	$21,070	$20,169	$16,011	$20,021	$21,827
Portfolio Turnover(d)	61%	52%	95%	51%	59%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
68

RS Partners Fund
	Class A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$26.82	$24.21	$24.47	$20.66	$29.21
Investment Activities
Net investment income (loss)(a)	0.08	(0.09)	0.04	0.12	0.04
Net realized and unrealized gains (losses)	(1.26)	7.14	0.07	6.12	(3.52)
Total from Investment Activities	(1.18)	7.05	0.11	6.24	(3.48)
Distributions to Shareholders From
Net investment income	(0.12)	—	—	(0.21)	(0.08)
Net realized gains	(1.98)	(4.44)	(0.37)	(2.22)	(4.99)
Total Distributions	(2.10)	(4.44)	(0.37)	(2.43)	(5.07)
Net Asset Value, End of Period	$23.54	$26.82	$24.21	$24.47	$20.66
Total Return (excludes sales charge)(b)	(4.54)%	29.58%	0.46%	30.69%	(12.04)%
Ratios to Average Net Assets
Net Expenses(c)	1.45%	1.45%	1.45%	1.45%	1.45%
Net Investment Income (Loss)	0.33%	(0.29)%	0.20%	0.49%	0.14%
Gross Expenses(c)	1.49%	1.49%	1.53%	1.52%	1.52%
Supplemental Data
Net Assets at end of period (000’s)	$169,628	$195,053	$156,629	$193,630	$175,723
Portfolio Turnover(d)	98%	64%	108% (e)	57%	62%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Reflects an increase in trading activity due to asset allocation shifts.
69

RS Partners Fund (Continued)

	Class R
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$23.41	$21.65	$22.01	$18.79	$27.09
Investment Activities
Net investment income (loss)(a)	(0.01)	(0.17)	(0.03)	0.03	(0.04)
Net realized and unrealized gains (losses)	(1.10)	6.37	0.04	5.55	(3.27)
Total from Investment Activities	(1.11)	6.20	0.01	5.58	(3.31)
Distributions to Shareholders From
Net investment income	(0.07)	—	—	(0.14)	—
Net realized gains	(1.98)	(4.44)	(0.37)	(2.22)	(4.99)
Total Distributions	(2.05)	(4.44)	(0.37)	(2.36)	(4.99)
Net Asset Value, End of Period	$20.25	$23.41	$21.65	$22.01	$18.79
Total Return(b)	(4.86)%	29.15%	0.06%	30.26%	(12.39)%
Ratios to Average Net Assets
Net Expenses(c)	1.81%	1.81%	1.81%	1.81%	1.81%
Net Investment Income (Loss)	(0.03)%	(0.65)%	(0.15)%	0.12%	(0.16)%
Gross Expenses(c)	2.54%	2.48%	2.87%	2.63%	2.37%
Supplemental Data
Net Assets at end of period (000’s)	$1,519	$1,652	$1,421	$1,510	$1,207
Portfolio Turnover(d)	98%	64%	108% (e)	57%	62%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Reflects an increase in trading activity due to asset allocation shifts.
70

RS Partners Fund (Continued)

	Class Y
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$29.21	$25.99	$26.17	$21.94	$30.67
Investment Activities
Net investment income (loss)(a)	0.19	0.02	0.12	0.21	0.14
Net realized and unrealized gains (losses)	(1.39)	7.69	0.07	6.52	(3.71)
Total from Investment Activities	(1.20)	7.71	0.19	6.73	(3.57)
Distributions to Shareholders From
Net investment income	(0.20)	(0.05)	—	(0.28)	(0.17)
Net realized gains	(1.98)	(4.44)	(0.37)	(2.22)	(4.99)
Total Distributions	(2.18)	(4.49)	(0.37)	(2.50)	(5.16)
Net Asset Value, End of Period	$25.83	$29.21	$25.99	$26.17	$21.94
Total Return(b)	(4.23)%	30.03%	0.77%	31.18%	(11.77)%
Ratios to Average Net Assets
Net Expenses(c)	1.12%	1.12%	1.12%	1.12%	1.12%
Net Investment Income (Loss)	0.67%	0.05%	0.54%	0.82%	0.48%
Gross Expenses(c)	1.21%	1.19%	1.23%	1.21%	1.19%
Supplemental Data
Net Assets at end of period (000’s)	$172,847	$177,278	$168,087	$232,432	$250,709
Portfolio Turnover(d)	98%	64%	108% (e)	57%	62%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Reflects an increase in trading activity due to asset allocation shifts.
71

RS Value Fund
	Class A
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$26.33	$23.68	$24.79	$20.28	$26.21
Investment Activities
Net investment income (loss)(a)	0.03	0.03	0.03	0.07	0.06
Net realized and unrealized gains (losses)	(0.80)	6.34	(0.68)	6.28	(2.85)
Total from Investment Activities	(0.77)	6.37	(0.65)	6.35	(2.79)
Distributions to Shareholders From
Net investment income	(0.12)	(0.11)	—	(0.14)	(0.14)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.52)	(3.72)	(0.46)	(1.84)	(3.14)
Net Asset Value, End of Period	$24.04	$26.33	$23.68	$24.79	$20.28
Total Return (excludes sales charge)(b)	(2.97)%	27.31%	(2.59)%	31.35%	(10.75)%
Ratios to Average Net Assets
Net Expenses(c)	1.30%	1.30%	1.30%	1.30%	1.30%
Net Investment Income (Loss)	0.13%	0.12%	0.14%	0.28%	0.24%
Gross Expenses(c)	1.32%	1.34%	1.37%	1.35%	1.34%
Supplemental Data
Net Assets at end of period (000’s)	$172,406	$188,881	$162,145	$207,200	$179,535
Portfolio Turnover(d)	71%	69%	73%	54%	65%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
72

RS Value Fund (Continued)

	Class C
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$22.38	$20.65	$21.85	$18.08	$23.76
Investment Activities
Net investment income (loss)(a)	(0.14)	(0.16)	(0.11)	(0.11)	(0.13)
Net realized and unrealized gains (losses)	(0.68)	5.50	(0.63)	5.58	(2.55)
Total from Investment Activities	(0.82)	5.34	(0.74)	5.47	(2.68)
Distributions to Shareholders From
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Net Asset Value, End of Period	$20.16	$22.38	$20.65	$21.85	$18.08
Total Return (excludes contingent deferred sales charge)(b)	(3.71)%	26.28%	(3.35)%	30.32%	(11.41)%
Ratios to Average Net Assets
Net Expenses(c)	2.07%	2.07%	2.07%	2.07%	2.07%
Net Investment Income (Loss)	(0.65)%	(0.67)%	(0.62)%	(0.50)%	(0.54)%
Gross Expenses(c)	3.00%	2.33%	2.60%	2.29%	2.14%
Supplemental Data
Net Assets at end of period (000’s)	$1,282	$1,398	$2,618	$4,872	$9,428
Portfolio Turnover(d)	71%	69%	73%	54%	65%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
73

RS Value Fund (Continued)

	Class R
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$24.54	$22.27	$23.44	$19.26	$25.06
Investment Activities:
Net investment income (loss)(a)	(0.06)	(0.07)	(0.05)	(0.03)	(0.03)
Net realized and unrealized gains (losses)	(0.75)	5.95	(0.66)	5.95	(2.72)
Total from Investment Activities	(0.81)	5.88	(0.71)	5.92	(2.75)
Distributions to Shareholders From:
Net investment income	(0.05)	—(e)	—	(0.04)	(0.05)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.45)	(3.61)	(0.46)	(1.74)	(3.05)
Net Asset Value, End of Period	$22.28	$24.54	$22.27	$23.44	$19.26
Total Return(b)	(3.38)%	26.77%	(2.95)%	30.89%	(11.12)%
Ratios to Average Net Assets:
Net Expenses(c)	1.69%	1.69%	1.69%	1.69%	1.69%
Net Investment Income (Loss)	(0.26)%	(0.27)%	(0.23)%	(0.13)%	(0.11)%
Gross Expenses(c)	3.07%	1.80%	4.03%	3.47%	2.82%
Supplemental Data:
Net Assets at end of period (000’s)	$648	$638	$677	$1,022	$1,019
Portfolio Turnover(d)	71%	69%	73%	54%	65%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Amount is less than $0.005 per share.
74

RS Value Fund (Continued)

	Class Y
	Year Ended 12/31/22	Year Ended 12/31/21	Year Ended 12/31/20	Year Ended 12/31/19	Year Ended 12/31/18
Net Asset Value, Beginning of Period	$27.23	$24.38	$25.45	$20.77	$26.77
Investment Activities:
Net investment income (loss)(a)	0.09	0.10	0.08	0.13	0.13
Net realized and unrealized gains (losses)	(0.82)	6.53	(0.69)	6.44	(2.92)
Total from Investment Activities	(0.73)	6.63	(0.61)	6.57	(2.79)
Distributions to Shareholders From:
Net investment income	(0.18)	(0.17)	—	(0.19)	(0.21)
Net realized gains	(1.40)	(3.61)	(0.46)	(1.70)	(3.00)
Total Distributions	(1.58)	(3.78)	(0.46)	(1.89)	(3.21)
Net Asset Value, End of Period	$24.92	$27.23	$24.38	$25.45	$20.77
Total Return(b)	(2.71)%	27.57%	(2.37)%	31.69%	(10.54)%
Ratios to Average Net Assets:
Net Expenses(c)	1.06%	1.06%	1.06%	1.06%	1.06%
Net Investment Income (Loss)	0.36%	0.36%	0.38%	0.51%	0.49%
Gross Expenses(c)	1.06%	1.06%	1.10%	1.07%	1.06%
Supplemental Data:
Net Assets at end of period (000’s)	$120,583	$143,783	$142,515	$176,749	$166,538
Portfolio Turnover(d)	71%	69%	73%	54%	65%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
75

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

The availability of certain initial and contingent deferred sales charge reductions and waivers may depend on the particular financial intermediary or type of account through which you purchase or hold Fund shares. The following information about variations in sales charge reductions and waivers is applicable only to investors who purchase Fund shares through a Merrill Lynch, Ameriprise Financial, Morgan Stanley Wealth Management, Raymond James, Janney Montgomery Scott LLC, Edward D. Jones & Co., Oppenheimer & Co. Inc., Stifel, Nicolaus & Company, Inc., or Robert W. Baird & Co. platform or account.
In all instances, it is your responsibility to notify the Fund or your financial intermediary at the time of purchase of any relationship or other facts qualifying you for sales charge reductions or waivers. For reductions and waivers unavailable through a particular intermediary, shareholders will have to purchase Fund shares directly from the Fund or through another intermediary to receive those reductions and waivers.
Merrill Lynch
Shareholders purchasing Fund shares through a Merrill Lynch platform or account will be eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or in the SAI.
Front-End Sales Charge Waivers on Class A Shares available at Merrill Lynch
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
◼
Shares purchased by a 529 Plan (does not include 529 Plan units or 529-specific share classes or equivalents)
◼
Shares purchased through a Merrill Lynch affiliated investment advisory program
◼
Shares exchanged due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
◼
Shares purchased by third-party investment advisors on behalf of their advisory clients through Merrill Lynch's platform
◼
Shares of funds purchased through the Merrill Edge Self-Directed platform (if applicable)
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares exchanged from Class C (i.e., level-load) shares of the same fund pursuant to Merrill Lynch's policies relating to sales load discounts and waivers
◼
Employees and registered representatives of Merrill Lynch or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund's investment adviser or any of its affiliates, as described in this Prospectus
◼
Eligible shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or
76

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

deferred sales load (known as Rights of Reinstatement). Automated transactions (i.e. systematic purchases and withdrawals) and purchases made after shares are automatically sold to pay Merrill Lynch’s account maintenance fees are not eligible for reinstatement
CDSC Waivers on A and C Shares available at Merrill Lynch
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts pursuant to the Internal Revenue Code
◼
Shares sold to pay Merrill Lynch fees but only if the transaction is initiated by Merrill Lynch
◼
Shares acquired through a Right of Reinstatement
◼
Shares held in retirement brokerage accounts, that are exchanged for a lower cost share class due to transfer to a fee-based account or platform (applicable to A and C shares only)
◼
Shares received through an exchange due to the holdings moving from a Merrill Lynch affiliated investment advisory program to a Merrill Lynch brokerage (non-advisory) account pursuant to Merrill Lynch’s policies relating to sales load discounts and waivers
Front-end load Discounts Available at Merrill Lynch: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts as described in the Fund’s prospectus will be automatically calculated based on the aggregated holding of fund family assets held by accounts (including 529 program holdings, where applicable) within the purchaser’s household at Merrill Lynch. Eligible fund family assets not held at Merrill Lynch may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, through Merrill Lynch, over a 13-month period of time (if applicable)
Ameriprise Financial
Shareholders purchasing Fund shares through an Ameriprise Financial platform or account are eligible for the following front-end sales charge waivers and discounts, which may differ from those disclosed elsewhere in the Fund’s Prospectus or SAI.
Class A Shares Front-End Sales Charge Waivers Available at Ameriprise Financial:
The following information applies to Class A shares purchases if you have an account with or otherwise purchase Fund shares through Ameriprise Financial:
Shareholders purchasing Fund shares through an Ameriprise Financial brokerage account are eligible for the following front-end sales charge waivers, which may differ from those disclosed elsewhere in this Fund’s prospectus or SAI:
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same Fund (but not any other fund within the same fund family).
77

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares exchanged from Class C shares of the same fund in the month of or following the 7-year anniversary of the purchase date. To the extent that this prospectus elsewhere provides for a waiver with respect to exchanges of Class C shares or conversion of Class C shares following a shorter holding period, that waiver will apply.
◼
Employees and registered representatives of Ameriprise Financial or its affiliates and their immediate family members.
◼
Shares purchased by or through qualified accounts (including IRAs, Coverdell Education Savings Accounts, 401(k)s, 403(b) TSCAs subject to ERISA and defined benefit plans) that are held by a covered family member, defined as an Ameriprise financial advisor and/or the advisor’s spouse, advisor’s lineal ascendant (mother, father, grandmother, grandfather, great grandmother, great grandfather), advisor’s lineal descendant (son, step-son, daughter, step-daughter, grandson, granddaughter, great grandson, great granddaughter) or any spouse of a covered family member who is a lineal descendant.
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement).
Morgan Stanley Wealth Management
Shareholders purchasing Fund shares through a Morgan Stanley Wealth Management transactional brokerage account are eligible only for the following front-end sales charge waivers with respect to Class A shares, which may differ from and may be more limited than those disclosed elsewhere in the Fund's Prospectus or SAI.
Front-end Sales Charge Waivers on Class A Shares available at Morgan Stanley
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Morgan Stanley employee and employee-related accounts according to Morgan Stanley's account linking rules
◼
Shares purchased through reinvestment of dividends and capital gains distributions when purchasing shares of the same fund
◼
Shares purchased through a Morgan Stanley self-directed brokerage account
◼
Class C (i.e., level-load) shares that are no longer subject to a contingent deferred sales charge and are converted to Class A shares of the same fund pursuant to Morgan Stanley Wealth Management’s share class conversion program
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (i) the repurchase occurs within 90 days following the redemption, (ii) the redemption and purchase occur in the same account, and (iii) redeemed shares were subject to a front-end or deferred sales charge
Raymond James & Associates, Inc., Raymond James Financial Services, Inc. and each entity’s affiliates (“Raymond James”)
Shareholders purchasing fund shares through a Raymond James platform or account, or through an introducing broker-dealer or independent registered investment adviser for which Raymond James provides trade execution, clearance, and/or custody services, will be eligible only for the following load
78

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at Raymond James
◼
Shares purchased in an investment advisory program
◼
Shares purchased within the same fund family through a systematic reinvestment of capital gains and dividend distributions
◼
Employees and registered representatives of Raymond James or its affiliates and their family members as designated by Raymond James
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Reinstatement)
◼
A shareholder in the Fund's Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of Raymond James
CDSC Waivers on Classes A and C Shares available at Raymond James
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the Fund's prospectus
◼
Shares sold to pay Raymond James fees but only if the transaction is initiated by Raymond James
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Raymond James: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser's household at Raymond James. Eligible fund family assets not held at Raymond James may be included in the calculation of rights of accumulation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Raymond James may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
Janney Montgomery Scott LLC (“Janney”)
Shareholders purchasing fund shares through a Janney brokerage account will be eligible only for the following load waivers (front-end sales charge waivers and CDSC, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund's Prospectus or SAI.
Front-End Sales Charge Waivers on Class A shares available at Janney
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
79

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares purchased by employees and registered representatives of Janney or its affiliates and their family members as designated by Janney
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within ninety (90) days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Right of Reinstatement)
◼
Employer-sponsored retirement plans (e.g., 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans). For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs, SAR-SEPs or Keogh plans
◼
Shares acquired through a Right of Reinstatement
◼
Class C shares that are no longer subject to a CDSC and are converted to Class A shares of the same fund pursuant to Janney’s policies and procedures
CDSC Waivers on Class A and C shares available at Janney
◼
Shares sold upon the death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares purchased in connection with a return of excess contributions from an IRA account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in a Fund’s Prospectus
◼
Shares sold to pay Janney fees but only if the transaction is initiated by Janney
◼
Shares acquired through a Right of Reinstatement
◼
Shares exchanged into the same share class of a different fund
Front-End Load Discounts available at Janney: Breakpoints, Rights of Accumulation and/or letters of intent1
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulation (“ROA”), which entitle shareholders to breakpoint discounts, will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at Janney. Eligible fund family assets not held at Janney may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of intent (LOI) which allow for breakpoint discounts based on anticipated purchases within a fund family, over a 13-month time period. Eligible fund family assets not held at Janney may be included in the calculation of letters of intent only if the shareholder notifies his or her financial advisor about such assets
1 Also referred to as an “initial sales charge”
Edward D. Jones & Co (“Edward Jones”)
Clients of Edward Jones (also referred to as “shareholders”) purchasing fund shares on the Edward Jones commission and fee-based platforms are eligible only for the following sales charge discounts (also referred to as “breakpoints”) and waivers, which can differ from discounts and waivers described elsewhere in the Fund’s Prospectus or SAI or through another broker-dealer. In all instances, it is the shareholder’s responsibility to inform Edward Jones at the time of purchase of any relationship, holdings of the Victory Funds, or other facts qualifying the purchaser for discounts or waivers. Edward Jones can ask for documentation of such circumstance. Shareholders should contact Edward Jones if they have questions regarding their eligibility for these discounts and waivers.
80

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Breakpoints - Breakpoint pricing, otherwise known as volume pricing, at dollar thresholds as described in the prospectus.
◼
Rights of Accumulation (“ROA”)
◼
The applicable sales charge on a purchase of Class A shares is determined by taking into account all share classes (except certain money market funds and any assets held in group retirement plans) of the Victory Funds held by the shareholder or in an account grouped by Edward Jones with other accounts for the purpose of providing certain pricing considerations (“pricing groups”). If grouping assets as a shareholder, this includes all share classes held on the Edward Jones platform and/or held on another platform. The inclusion of eligible fund family assets in the ROA calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Money market funds are included only if such shares were sold with a sales charge at the time of purchase or acquired in exchange for shares purchased with a sales charge.
◼
ROA is determined by calculating the higher of cost minus redemptions or market value (current shares x NAV).
◼
The employer maintaining a SEP IRA plan and/or SIMPLE IRA plan may elect to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping as opposed to including all share classes at a shareholder or pricing group level.
◼
Letter of Intent (“LOI”)
◼
Through an LOI, shareholders can receive the sales charge and breakpoint discounts for purchases shareholders intend to make over a 13-month period from the date Edward Jones receives the LOI. The LOI is determined by calculating the higher of cost or market value of qualifying holdings at LOI initiation in combination with the value that the shareholder intends to buy over a 13-month period to calculate the front-end sales charge and any breakpoint discounts. Each purchase the shareholder makes during that 13-month period will receive the sales charge and breakpoint discount that applies to the total amount. The inclusion of eligible fund family assets in the LOI calculation is dependent on the shareholder notifying Edward Jones of such assets at the time of calculation. Purchases made before the LOI is received by Edward Jones are not adjusted under the LOI and will not reduce the sales charge previously paid. Sales charges will be adjusted if the LOI is not met.
◼
If the employer maintaining a SEP IRA plan and/or SIMPLE IRA plan has elected to establish or change ROA for the IRA accounts associated with the plan to a plan-level grouping, LOIs will also be at the plan-level and may only be established by the employer.
Sales Charge Waivers - Sales charges are waived for the following shareholders and in the following situations:
◼
Associates of Edward Jones and its affiliates and their family members who are in the same pricing group (as determined by Edward Jones under its policies and procedures) as the associate. This waiver will continue for the remainder of the associate’s life if the associate retires from Edward Jones in good-standing and remains in good standing pursuant to Edward Jones' policies and procedures.
◼
Shares purchased in an Edward Jones fee-based program.
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment.
◼
Shares purchased from the proceeds of redeemed shares of the same fund family so long as the following conditions are met: 1) the proceeds are from the sale of shares within 60 days of the purchase, and 2) the sale and purchase are made in the same share class and the same account or the purchase is made in an individual retirement account with proceeds from liquidations in a non-retirement account.
◼
Shares exchanged into Class A shares from another share class so long as the exchange is into
81

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

the same fund and was initiated at the discretion of Edward Jones. Edward Jones is responsible for any remaining CDSC due to the fund company, if applicable. Any future purchases are subject to the applicable sales charge as disclosed in the prospectus.
◼
Exchanges from Class C shares to Class A shares of the same fund, generally, in the 84th month following the anniversary of the purchase date or earlier at the discretion of Edward Jones.
Contingent Deferred Sales Charge (“CDSC”) Waivers
If the shareholder purchases shares that are subject to a CDSC and those shares are redeemed before the CDSC is expired, the shareholder is responsible to pay the CDSC except in the following conditions:
◼
Death or disability of the shareholder.
◼
Systematic withdrawals with up to 10% per year of account value.
◼
Return of excess contributions from an Individual Retirement Account (IRA).
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts if the redemption is taken in or after the year the shareholder reaches qualified age based on applicable IRS regulations.
◼
Shares sold to pay Edward Jones fees or costs in such cases where the transaction is initiated by Edward Jones
◼
Shares exchanged in an Edward Jones fee-based program.
◼
Shares acquired through NAV reinstatement.
◼
Shares redeemed at the discretion of Edward Jones for Minimum Balances, as described below.
Other Important Information Regarding Transactions Through Edward Jones
Minimum Purchase Amounts
◼
Initial purchase minimum: $250
◼
Subsequent purchase minimum: none
Minimum Balances
Edward Jones has the right to redeem at its discretion fund holdings with a balance of $250 or less. The following are examples of accounts that are not included in this policy:
◼
A fee-based account held on an Edward Jones platform
◼
A 529 account held on an Edward Jones platform
◼
An account with an active systematic investment plan or LOI
Exchanging Share Classes
◼
At any time it deems necessary, Edward Jones has the authority to exchange at NAV a shareholder's holdings in a fund to Class A shares of the same fund.
Oppenheimer & Co. Inc. (“OPCO”)
Shareholders purchasing Fund shares through an OPCO platform or account are eligible only for the following load waivers (front-end sales charge waivers and contingent deferred, or back-end, sales charge waivers) and discounts, which may differ from those disclosed elsewhere in this Fund’s Prospectus or SAI.
Front-End Sales Charge Waivers on Class A Shares available at OPCO
◼
Employer-sponsored retirement, deferred compensation and employee benefit plans (including health savings accounts) and trusts used to fund those plans, provided that the shares are not held in a commission-based brokerage account and shares are held for the benefit of the plan
82

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

◼
Shares purchased by or through a 529 Plan
◼
Shares purchased through an OPCO affiliated investment advisory program
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund (but not any other fund within the fund family)
◼
Shares purchased from the proceeds of redemptions within the same fund family, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same account, and (3) redeemed shares were subject to a front-end or deferred sales load (known as Rights of Restatement)
◼
A shareholder in the Fund’s Class C shares will have their shares converted at net asset value to Class A shares (or the appropriate share class) of the Fund if the shares are no longer subject to a CDSC and the conversion is in line with the policies and procedures of OPCO
◼
Employees and registered representatives of OPCO or its affiliates and their family members
◼
Directors or Trustees of the Fund, and employees of the Fund’s investment adviser or any of its affiliates, as described in this Prospectus
CDSC Waivers on A and C Shares available at OPCO
◼
Death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund's Prospectus
◼
Return of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable IRS regulations as described in the prospectus
◼
Shares sold to pay OPCO fees but only if the transaction is initiated by OPCO
◼
Shares acquired through a Right of Reinstatement
Front-end load Discounts Available at OPCO: Breakpoints, Rights of Accumulation & Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of Accumulation (“ROA”) which entitle shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of fund family assets held by accounts within the purchaser’s household at OPCO. Eligible fund family assets not held at OPCO may be included in the ROA calculation only if the shareholder notifies his or her financial advisor about such assets
Waivers Specific to Stifel, Nicolaus & Company, Incorporated (“Stifel”)
Shareholders purchasing Fund shares through a Stifel platform or account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver.
Front-end Sales Load Waiver on Class A Shares
◼
Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures All other sales charge waivers and reductions described elsewhere in the Fund’s Prospectus or SAI still apply.
Robert W. Baird & Co. (“Baird”)
Shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this Prospectus or the SAI.
83

Appendix A — Variations in Sales Charge Reductions and Waivers Available Through Certain Intermediaries

Front-End Sales Charge Waivers on Class A Shares available at Baird
◼
Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing shares of the same fund
◼
Shares purchase by employees and registers representatives of Baird or its affiliate and their family members as designated by Baird
◼
Shares purchased using the proceeds of redemptions from a Victory Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as Rights of Reinstatement)
◼
A shareholder in the Funds Investor C Shares will have their share converted at net asset value to Investor A shares of the same fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird
◼
Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs
CDSC Waivers on Classes A and C Shares available at Baird
◼
Shares sold due to death or disability of the shareholder
◼
Shares sold as part of a systematic withdrawal plan as described in the Fund’s Prospectus
◼
Shares bought due to returns of excess contributions from an IRA Account
◼
Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching the qualified age based on applicable Internal Revenue Service regulations as described in the Fund’s Prospectus
◼
Shares sold to pay Baird fees but only if the transaction is initiated by Baird
◼
Shares acquired through a Right of Reinstatement
Front-End Load Discounts Available at Baird: Breakpoints, Rights of Accumulation, and/or Letters of Intent
◼
Breakpoints as described in this Prospectus
◼
Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holding of Victory Funds assets held by accounts within the purchaser’s household at Baird. Eligible Victory Funds assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets
◼
Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of the Victory Funds through Baird, over a 13-month period of time
84

VF-RS-VF-PRO (06/23)
By mail:
Victory Funds
P.O. Box 182593
Columbus, OH 43218-2593

P.O. Box 182593
Columbus, OH 43218-2593
Statement of Additional Information (“SAI”): The SAI contains more information about the Funds' operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Funds' investments and the market conditions and investment strategies that significantly affected the Funds' performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about a Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
800-539-FUND (800-539-3863)
You also can get information about a Fund (including the SAI and other reports) from the Securities and Exchange Commission (“SEC”) on the SEC's Edgar database at sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-4852

May 1, 2023 (as amended and restated June 1, 2023)
Prospectus
Victory RS Partners Fund
Member Class
RSPMX
The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this Prospectus is accurate or complete. Any representation to the contrary is a criminal offense.
vcm.com
800-235-8396

Victory RS Partners Fund Summary
Investment Objective
The Victory RS Partners Fund (the “Fund”) seeks to provide long-term capital appreciation.
Fund Fees and Expenses
The table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees to financial intermediaries, which are not reflected in the table and examples below.
Shareholder Fees
(fees paid directly from your investment)
Member Class
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of purchase or sale price)	None
Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees[1]	0.83%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.78%
Total Annual Fund Operating Expenses	1.61%
Fee Waiver/Expense Reimbursement[2]	(0.48)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[2]	1.13%
1
Restated to reflect a reduction in the Management Fees effective June 1, 2023. As a result of this change, the Total Annual Fund Operating Expenses in the table may not correlate with the Gross Expenses line in the Financial Highlights for the most recent fiscal year.
2
Victory Capital Management Inc. (the “Adviser”) has contractually agreed to waive its management fee and/or reimburse expenses so that the total annual operating expenses (excluding certain items such as interest, taxes, and brokerage commissions) do not exceed 1.13% of the Fund’s Member Class shares through at least May 31, 2024. The Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Fund’s Board of Trustees.
Example:
The following example is designed to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods shown and then sell or continue to hold all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The amounts shown reflect any fee waiver/expense reimbursement in place through its expiration date. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
	1 Year	3 Years	5 Years	10 Years
Member Class	$115	$461	$831	$1,871
1

Victory RS Partners Fund Summary
Portfolio Turnover:
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover will generally indicate higher transaction costs, resulting in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. For the most recent fiscal year, the Fund’s portfolio turnover rate was 98% of the average value of its portfolio.
Principal Investment Strategy
The Adviser pursues the Fund’s investment objective by investing, under normal circumstances, principally in equity securities of small-capitalization companies. The Fund typically invests in equity securities of U.S. companies but may also invest any portion of its assets in foreign securities, including depositary receipts such as American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”).
The Adviser considers a company to be a small-capitalization company if its market capitalization (at the time of purchase) is less than $3 billion or 120% of the market capitalization of the largest company included in the Russell 2000® Index (the “Index”) (currently, approximately $9.3 billion, based on the size of the largest company in the Index on March 31, 2023), whichever is greater. The size of companies in the Index changes with market conditions and the composition of the Index.
In evaluating investments for the Fund, the Adviser conducts fundamental research to identify companies with improving returns on invested capital. The Adviser’s research efforts seek to identify the primary economic and value drivers for each company. Research focuses on a company’s capital deployment strategy, including decisions about capital expenditures, acquisitions, cost-saving initiatives, and share repurchase/ dividend plans, as the Adviser seeks to understand how returns on invested capital may improve over time. Valuation is considered an important part of the process. The Adviser seeks to invest in companies based on its assessment of risk (the possibility of permanent capital impairment) and reward (the future value of the enterprise).
The Adviser regularly reviews the Fund’s investments and will sell securities when the Adviser believes the securities are no longer attractive because (1) of a deterioration in rank of the security in accordance with the Adviser’s process, (2) of price appreciation, (3) of a change in the fundamental outlook of the company, or (4) other investments available are considered to be more attractive.
The Fund holds a relatively few number of securities and, as a result of the Adviser’s investment process, the Fund’s investments may be focused in one or more economic sectors from time to time, including the financials sector.
Principal Risks
The Fund’s investments are subject to the following principal risks:
Equity Risk — The value of the equity securities in which the Fund invests may decline in response to developments affecting individual companies and/or general economic conditions in the United States or abroad. A company’s earnings or dividends may not increase as expected (or may decline) because of poor management, competitive pressures, reliance on particular suppliers or geographical regions, labor problems or shortages, corporate restructurings, fraudulent disclosures, man-made or natural disasters, military confrontations or wars, terrorism, public health crises, or other events, conditions and factors. Price changes may be temporary or last for extended periods.
Market Risk — Overall market risks may affect the value of the Fund. Domestic and international factors such as political events, war, terrorism, trade disputes, inflation rates, interest rate levels, and other fiscal and monetary policy changes; cybersecurity incidents, pandemics, and other public health crises; sanctions against a particular foreign country, its nationals, businesses, or industries; and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, or other catastrophes, may add to instability in global economies and markets generally, and may lead
2

Victory RS Partners Fund Summary
to increased market volatility. Global economies and financial markets are highly interconnected, which increases the possibility that conditions in one country or region might adversely affect issuers in another country or region. The impact of these and other factors may be short-term or may last for extended periods.
Smaller-Capitalization Stock Risk — Small-sized companies are subject to a number of risks not associated with larger, more established companies, potentially making their stock prices more volatile and increasing the risk of loss. Smaller companies may have limited markets, product lines, or financial resources and lack management experience and may experience higher failure rates than larger companies.
Foreign Securities Risk — Foreign securities (including depositary receipts) are subject to political, regulatory, and economic risks not present in domestic investments. Foreign securities could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts. Depositary receipts may have additional risks, including creditworthiness of the depositary bank and the risk of an illiquid market. In addition, to the extent investments are made in a limited number of countries, events in those countries will have a more significant impact on the Fund. Fluctuations in the exchange rates between the U.S. dollar and foreign currencies, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may negatively affect an investment.
Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, listed below are some of the risks associated with the sectors in which the Fund may make significant investments. Market or economic factors impacting those sectors could have a significant effect on the value of the Fund’s investments and could make the Fund’s performance more volatile.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Liquidity Risk — Lack of a ready market or restrictions on resale may limit the ability of the Fund to dispose of certain holdings quickly or at prices that represent true market value in the judgment of the Adviser. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that investment, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Illiquid investments and relatively less-liquid investments may also be difficult to value. Liquidity risk may also refer to the risk that the Fund may not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, unusually high volume of redemptions, or other reasons. To meet redemption requests or to raise cash to pursue other investment opportunities, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions, which may adversely affect the Fund.
Limited Portfolio Risk — To the extent the Fund invests its assets in a more limited number of issuers than many other funds, a decline in the market value of a particular security may affect the Fund's value more than if the Fund invested in a larger number of issuers.
3

Victory RS Partners Fund Summary
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. As a result, the Fund’s performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Management Risk — The portfolio managers may not execute the Fund's principal investment strategy effectively.
You may lose money by investing in the Fund. There is no guarantee that the Fund will achieve its objective. An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.
Investment Performance
The bar chart and table that follow are intended to help you understand some of the risks of investing in the Fund. The information presented is for that of the Fund’s Member Class shares. The bar chart shows you how the Fund’s calendar year performance has varied over the past 10 years. The table compares the average annual total returns of the Fund’s Member Class shares over the same period to one or more broad measures of market performance, which have characteristics relevant to the Fund's investment strategy. We assume reinvestment of dividends and distributions.
Member Class shares commenced operations on November 3, 2020. As a result, the returns in the bar chart and table that follow show the actual performance of Member Class shares from November 3, 2020, through December 31, 2022. Returns shown for prior periods reflect the returns for the Fund’s Class Y shares, which are not offered by this prospectus. The performance for Member Class shares would have been substantially similar to the performance of Class Y shares in prior periods because Member Class shares and Class Y shares invest in the same portfolio and differ only with respect to certain class-specific expenses. The actual returns of Member Class shares would have been lower than those of Class Y shares because Member Class shares have higher overall expenses than Class Y shares. Performance reflects any expense limitations in effect during the periods shown.
The Fund’s past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. Updated performance information is available on the Fund’s website at vcm.com.
Performance information for the Fund’s Class Y shares prior to July 30, 2016, reflects the historical performance of the Class Y shares of the RS Partners Fund, a series of RS Investment Trust (the predecessor to the Fund managed by RS Investment Management Co. LLC) (the “predecessor fund”). The Fund’s performance has not been restated to reflect any differences in expenses paid by the predecessor fund and those paid by the Fund.
4

Victory RS Partners Fund Summary
Calendar Year Returns for Member Class Shares

50%
40%
30%
20%
10%
0%
-10%
-20%
42.68%
-3.53%
-10.47%
24.41%
14.59%
-11.77%
31.18%
0.77%
29.90%
-4.36%
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

During the periods shown in the chart:	Returns	Quarter ended
Highest Quarter	20.93%	March 31, 2021
Lowest Quarter	-10.98%	June 30, 2022

Average Annual Total Returns (For the Periods Ended December 31, 2022)	1 Year	5 Years	10 Years
MEMBER CLASS Before Taxes	-4.36%	7.75%	9.82%
MEMBER CLASS After Taxes on Distributions	-6.24%	4.81%	6.58%
MEMBER CLASS After Taxes on Distributions and Sale of Fund Shares	-1.19%	5.41%	6.99%
Index
Russell 2000® Value Index reflects no deduction for fees, expenses, or taxes	-14.48%	4.13%	8.48%
After-tax returns use the historical highest individual federal marginal income tax rates and do not reflect the effect of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant if you own your Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown for only one share class. The after-tax returns for other classes will vary.
Management of the Fund
Investment Adviser
Victory Capital Management Inc. (the “Adviser”) serves as the Fund’s investment adviser. The portfolio managers jointly and primarily responsible for day-to-day management of the Fund are members of the Adviser's RS Investments investment franchise.
Portfolio Management
	Title	Tenure with the Fund
Robert J. Harris	Chief Investment Officer	Since 2014
Joseph M. Mainelli	Investment Analyst	Since 2013
5

Victory RS Partners Fund Summary
Purchase and Sale of Fund Shares
Investment Minimums	Member Class
Minimum Initial Investment	$3,000
Minimum Subsequent Investments	$50
You may redeem your shares on any day the Fund is open for business. Redemption requests may be made by telephone (with prior appropriate approval) or by mail.
When you buy and redeem shares, the Fund will price your transaction at the next-determined net asset value (“NAV”) after the Fund receives your request in good order, which means that your request contains all the required documentation, and that all documents contain required signatures or signature guarantees from a financial institution.
Tax Information
The Fund’s distributions are taxable whether you receive them in cash, additional shares of the Fund, or you reinvest them in shares of another Victory Fund, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Taxes may be imposed on withdrawals from tax-deferred arrangements.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary, the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the financial intermediary and its financial advisor to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.
6

Additional Fund Information

Victory Capital Management Inc., which we refer to as the “Adviser” throughout the Prospectus, manages the Fund.
The Fund is managed by the Adviser, who also manages other funds, each having distinct investment management objectives, strategies, risks, and policies. Together, these funds are referred to in this Prospectus as the “Victory Funds” or, more simply, the “Funds.”
The following section describes additional information about the principal investment strategy the Fund will use under normal market conditions to pursue its investment objective, as well as any secondary strategies the Fund may use, and the related risks. This Prospectus does not attempt to describe all of the various investment techniques and types of investments that the Adviser may use in managing the Fund. The Statement of Additional Information (“SAI”) includes more information about the Fund, its investments, and the related risks. Under adverse, unstable, or abnormal market conditions, a Fund may be unable to pursue or achieve its investment objective and, for temporary purposes, may invest some or all of its assets in a variety of instruments or assets, including high-quality fixed-income securities, cash, and cash equivalents. For cash management purposes, the Fund may hold all or a portion of its assets in cash, short-term money market instruments, or shares of other investment companies. These positions may reduce the benefit from any upswing in the market, cause the Fund to fail to meet its investment objective, and increase the Fund's expenses.
The Fund’s investment objective is non-fundamental and may be changed by the Board of Trustees without shareholder approval upon 60 days’ written notice to shareholders.
If you would like to receive additional copies of any materials, please call the Victory Funds at 800-235-8396 or please visit VictoryFunds.com.
7

Investments

The following describes the types of securities the Fund may purchase under normal market conditions to achieve its principal investment strategy. The Fund will not necessarily buy all of the securities listed below.
U.S. Equity Securities
Can include common stock, preferred stock, and securities that are convertible or exchangeable into common stock of U.S. corporations.
Foreign Securities
Can include common stock and convertible preferred stock of non-U.S. corporations. Also may include American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”), which are receipts issued by a bank or trust company and evidence ownership of underlying securities issued by foreign corporations, and exchange-traded funds (“ETFs”) that invest in foreign corporations.
Additional Fund Strategies. The Adviser may use other types of investment strategies in pursuing the Fund's overall investment objective. The following describes the types of securities that the Adviser may purchase or investment techniques the Adviser may employ that are not considered to be a part of the Fund's principal investment strategies. Additional securities and techniques are described in the Fund's SAI.
Investment Companies
The Fund may invest in securities of other investment companies, including ETFs, if those companies invest in securities consistent with the Fund's investment objective and policies. ETFs are investment companies the shares of which are bought and sold on a securities exchange.
Securities Lending
To enhance the return on its portfolio, the Fund may lend portfolio securities to brokers, dealers and financial institutions to realize additional income under guidelines adopted by the Board of Trustees. Each loan will be secured continuously by collateral in the form of cash, securities issued by the U.S. government or its agencies or instrumentalities.
By matching your investment objective with an acceptable level of risk, you can create your own customized investment plan.
8

Risk Factors

Equity Risk — The market prices of equity securities, which may include common stocks and other stock-related securities such as preferred stocks may fluctuate, sometimes rapidly or unpredictably. The value of a security may decline for reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services or due to general market conditions, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. Unlike debt securities, which have preference to a company’s assets in case of liquidation, equity securities are entitled to the residual value after the company meets its other obligations. The Fund may continue to accept new subscriptions and to make additional investments in equity securities even under general market conditions that the Fund’s investment team views as unfavorable for equity securities.
Foreign Securities Risk
◼
Foreign Investments Risk — Foreign investments involve certain special risks. For example, compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers, and listed companies. Foreign issuers may not be subject to the uniform accounting, auditing, and financial reporting standards and practices prevalent in the United States. Investments in foreign countries could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. These factors can make foreign investments more volatile than U.S. investments. Certain of these risks may also apply to some extent to U.S. investments that are denominated in foreign currencies and to investments in U.S. companies that have significant foreign operations. Investments in depositary receipts (such as American Depositary Receipts and Global Depositary Receipts ) may also involve additional risks associated with the non-uniform terms that apply to depositary receipt programs, credit exposure to the depository bank and to the sponsors and other parties with whom the depository bank establishes the programs, currency risk and the risk of an illiquid market for depositary receipts.
◼
Political Risk — Foreign securities markets may be more volatile than their counterparts in the United States. Investments in foreign countries could be affected by factors not present in the United States, including expropriation, confiscation of property, and difficulties in enforcing contracts. Foreign settlement procedures may also involve additional risks, and foreign issuers can be impacted by changes to trade policies and trade disputes. These factors can make foreign investments more volatile than U.S. investments.
◼
Liquidity Risk — Securities that trade less frequently or with lower trade volume can be more difficult or more costly to buy or sell than more liquid or active investments. Liquidity risk is a factor of the trading volume of a particular investment, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than U.S. exchanges.
◼
Currency Risk — Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates, currency exchange control regulations, and restrictions or prohibitions on the repatriation of foreign currencies may erode or reverse any gains produced by investments denominated in foreign currencies and may widen any losses.
◼
Legal Risk — Legal remedies for investors in foreign countries may be more limited than the legal remedies available in the United States.
Investment Style Risk — Different types of investment styles, for example growth or value, tend to perform differently and shift into and out of favor with investors depending on changes in market and economic sentiment and conditions. “Value” investments, as a category, or entire industries or sectors associated with such investments, may lose favor with investors as compared to those that are more
9

Risk Factors

“growth” oriented. As a result, the Fund's performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.
Large Shareholder Risk — The Fund, like all investment companies, pools the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which might have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs and might generate a capital gain or loss, or cause it to borrow funds on a short-term basis to cover redemptions, which would cause the Fund to incur costs that, in effect, would be borne by all shareholders and not just the redeeming shareholders. Shareholder purchase and redemption activity also may affect the per share amount of the Fund's distributions of its net investment income and net realized capital gains, if any, thereby affecting the tax burden on the Fund's shareholders subject to federal income tax, and/or accelerate the realization of taxable income and cause the Fund to make taxable distributions to its shareholders earlier than the Fund otherwise would have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to such tax year. To the extent a larger shareholder (including, for example, an affiliated fund that operates as a fund-of-funds or 529 college savings plan) is permitted to invest in the Fund, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Limited Portfolio Risk — The Fund may hold a smaller number of portfolio securities than many other mutual funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers.
Liquidity Risk — Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid investment at any time will accurately reflect the price the Fund might receive upon the sale of that investment. The ability of the Fund to dispose of illiquid securities or other instruments at advantageous prices may be greatly limited, and the Fund may have to continue to hold such securities or instruments during periods when the Adviser would otherwise have sold them (in order, for example, to meet redemption requests or to take advantage of other investment opportunities). Adverse market or economic conditions independent of any specific adverse changes in the conditions of a particular issuer, including rising interest rates, may adversely affect the liquidity of the Fund’s investments. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, the Fund, by itself or together with other accounts managed by the Adviser, may hold a position in an investment that is large relative to the typical trading volume for that holding, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. It may also be the case that other market participants may be attempting to liquidate a position at the same time as the Fund is attempting to liquidate the same investment, causing increased supply in the market and contributing to liquidity risk and downward pricing pressure. In such cases the sale proceeds received by the Fund may be substantially less than if the Fund had been able to sell the securities in more-orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s net asset value.
Management Risk — The investment process used by the investment team may produce incorrect judgments about the value of a particular asset or the team may implement its investment strategy in a way that may not produce the desired results.
10

Risk Factors

Sector Focus Risk — While the Fund reserves the right to dynamically allocate its assets across economic sectors, the Fund may make significant investments in one or more sectors, each of which entails associated risks. Additionally, the Fund’s performance may be more volatile when the Fund’s investments are focused in a particular sector. Since benchmark sector weights influence the Fund’s sector exposure, the Fund may tend to be more heavily weighted in companies in those sectors included in the benchmark.
◼
Financials Sector Risk — Companies in the financials sector are subject to extensive government regulation, which can limit both the amounts and types of loans and other financial commitments that companies in this sector can make, and the interest rates and fees that these companies can charge. Profitability can be largely dependent on the availability and cost of capital and the rate of corporate and consumer debt defaults, and can fluctuate significantly when interest rates change. Financial difficulties of borrowers can negatively affect the financials sector. Insurance companies can be subject to severe price competition. The financials sector can be subject to relatively rapid change as distinctions between financial service segments become increasingly blurred.
Smaller-Company Stock Risk — Small- or mid-sized companies often have more limited managerial and financial resources than larger, more established companies and, therefore, may be more susceptible to market downturns or changing economic conditions. In addition, such companies may have been recently organized and have little or no track record of success. Also, the Adviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. The securities of smaller-sized companies may trade less frequently and in smaller volume than more widely held securities. Prices of small- or mid-sized companies tend to be more volatile than those of larger companies and small- or mid-sized issuers may be subject to greater degrees of changes in their earnings and prospects. Since smaller-company stocks typically have narrower markets and are traded in lower volumes than larger-company stocks, they may be often more difficult to purchase and sell.
Stock Market Risk — Stock market risk refers to the fact that the prices of equity securities and other exchange traded investments typically fluctuate more than the values of debt and other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general. Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline. A slower-growth or recessionary economic environment could have an adverse effect on stock prices. Consequently, a broad-based market drop may also cause a stock’s price to fall. Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions. Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities. In addition, the markets may not favor a particular kind of security, including equity securities. Values of securities may fall due to factors affecting a particular issuer, industry, or the securities market as a whole.
Market turmoil may be reflected in perceptions of economic uncertainty, price volatility in the equity and debt markets, and fluctuating trading liquidity. In response, governments may adopt a variety of fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and lower interest rates. These policies may not be successful and any unexpected or quick reversal of these policies could increase volatility in the equity and debt markets. Market conditions and economic risks could have a significant effect on domestic and international economies and could add significantly to the risks of increased volatility and decreased liquidity for the Fund's portfolio.
◼
Geopolitical/Natural Disaster Risk — Global economies and financial markets are increasingly
11

Risk Factors

interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, economic sanctions, currency controls or other actions by countries or international bodies, terrorism, trade disputes, embargoes, and other types of economic sanctions, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Epidemics and/or pandemics, such as COVID-19, may result in, among other things, closing borders, disruptions to health care service preparation and delivery, quarantines, cancellations, disruptions to supply chains and consumer activity, as well as general concern and uncertainty. The impact may last for extended periods.
◼
Information Technology and Operational Risk — Markets and market participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. The information technology and other operational systems upon which the Fund’s service providers rely may be subject to cyber-attack or other technological disruptions, and could otherwise disrupt the ability of these service providers to perform essential tasks for the Fund. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in the Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately price its investments.
Additional Risk Factors. The Adviser may use several types of investment strategies in pursuing the Fund's overall investment objective. The following risks are those that the Adviser does not consider to be principal risks of the Fund. Additional risks are included in the Fund's SAI.
Investment Company Risk— The Fund’s ability to achieve its investment objective may be directly related to the ability of other investment companies (including ETFs) held by the Fund to meet their investment objectives. In addition, shareholders of the Fund will indirectly bear the fees and expenses of the underlying investment companies. Lack of liquidity in an ETF could result in an ETF being more volatile than the underlying portfolio of securities.
Securities Lending Risk — The risk in lending portfolio securities, as with other extensions of credit, consists of the possibility of loss to the Fund due to (1) the inability of the borrower to return the securities, (2) a delay in receiving additional collateral to adequately cover any fluctuations in the value of securities on loan, (3) a delay in recovery of the securities, or (4) the loss of rights in the collateral should the borrower fail financially. These events could trigger adverse tax consequences for a Fund. In addition, the Fund is responsible for any loss that might result from its investment of the borrower’s collateral. In determining whether to lend securities, the Adviser or the Fund’s securities lending agent will consider relevant facts and circumstances, including the creditworthiness of the borrower.
An investment in the Fund is not a complete investment program.
12

Impact on Returns Example

The following example is intended to help you assess the impact of the operating expenses of the Fund on the Fund’s potential returns. The example assumes that you invest $10,000 in the Fund for a 10-year period, and that your investment earns a 5% return each year. The example reflects the impact of sales loads and the impact of any fee waiver/expense reimbursement agreement in place for the Fund through its expiration date, as detailed in the Annual Fund Operating Expenses table of the Fund. Your actual costs may be higher or lower.
Based on these assumptions, the following table shows, for each year and cumulatively for all 10 years (1) the fees and the costs (the “Expenses”) associated with your investment and (2) the difference (the “Impact on Return”) between your return if the Fund had not incurred the Expenses and your return after giving effect to the Expenses.
Example of the Impact of Annual Fund Operating Expenses on Fund Returns
(based on a $10,000 investment and a 5% annual return)
	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Cumulative 10-Year
Victory RS Partners Fund
Member Class Shares
Expenses	$115	$170	$176	$182	$188	$194	$201	$208	$215	$222	$1,871
Impact on Return	$113	$173	$187	$202	$219	$236	$254	$273	$294	$316	$2,267
13

Organization and Management of the Fund

The Fund's Board of Trustees has the overall responsibility for overseeing the management of the Fund.
The Investment Adviser
The Adviser serves as the investment adviser to each of the Victory Funds pursuant to an investment advisory agreement. The Adviser oversees the operations of the Fund according to investment policies and procedures adopted by the Board of Trustees. The Adviser is a New York corporation that is registered as an investment adviser with the Securities and Exchange Commission (“SEC”). As of March 31, 2023, the Adviser managed and advised assets totaling in excess of $158.6 billion for individual and institutional clients. The Adviser’s principal address is 15935 La Cantera Parkway, San Antonio, TX 78256.
A discussion of the Board of Trustees’ most recent considerations in approving the Advisory Agreement is included in the Fund’s most recent annual report for the period ended December 31.
Advisory fees to be paid annually, before waivers, will be equal to an annual rate of 0.83% of the average daily net assets of the Fund.
The Adviser is a diversified global asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. RS Investments, a Victory Capital investment  franchise, is responsible for the day-to-day investment management of the Fund.
See “Fund Fees and Expenses” for information about any contractual agreement by the Adviser to waive fees and/or reimburse expenses with respect to the Fund. From time to time, the Adviser also may voluntarily waive fees and/or reimburse expenses in amounts exceeding those required to be waived or reimbursed under any contractual agreement that may be in place with respect to the Fund.
Portfolio Management
Robert Harris is the Chief Investment Officer of the RS Value team. He has been responsible for managing the Fund (including its predecessor fund) since 2014.
Joseph Mainelli is a member of the RS Value team and has been responsible for managing the Fund (including its predecessor fund) since 2013.
The Fund's SAI provides additional information about the portfolio manager's method of compensation, other accounts they manage and any ownership interests they may have in the Fund.
14

Investing with the Victory Funds

All you need to do to get started is to fill out an application.
If you are looking for a convenient way to open an account or to add money to an existing account, we can help. The sections that follow will serve as a guide to your investments with the Victory Funds. The following sections describe how to open an account, how to access information about your account, and how to buy, exchange, and sell shares of a Victory Fund.
Only Member Class shares are offered in this Prospectus. Member Class shares are available for purchase only by eligible shareholders. The Funds offer other share classes in different prospectuses.
We want to make it simple for you to do business with us. If you have questions about any of this information, please call your Investment Professional or one of our customer service representatives at 800-235-8396. They will be happy to assist you.
An Investment Professional is an investment consultant, salesperson, financial planner, investment adviser, or trust officer who provides you with investment information.
Your Investment Professional also can help you decide which share class is best for you.
Investment Professionals and other intermediaries may charge fees for their services.

15

Share Price

The daily NAV is useful to you as a shareholder because the NAV, multiplied by the number of Fund shares you own, gives you the value of your investment.
The Fund calculates its share price, called its net asset value (“NAV”), each business day as of the close of regular trading on the New York Stock Exchange, Inc. (“NYSE”), which is normally 4:00 p.m. Eastern Time. The NAV takes into account the expenses and fees of the Fund, including management, administration, and distribution fees (if any), which are accrued daily. In the event of an emergency or other disruption in trading on the NYSE, the Fund’s share price will be determined based upon the close of the NYSE. You may buy, exchange, and sell your shares on any business day at a price that is based on the NAV that is next calculated after you place your order. A business day is a day on which the NYSE is open. The NYSE is closed on most national holidays and Good Friday.
To the extent the Fund’s investments include securities that are primarily traded in foreign markets, the value of those securities may change on days when shareholders are unable to purchase and redeem the Fund’s shares, such as on weekends or other days when the Fund does not price its shares.
The Fund prices its investments based on market value when market quotations are readily available. When these quotations are not readily available, the Adviser will price the Fund’s investments at fair value in accordance with applicable regulatory requirements. A security will be fair valued when:
◼
Trading in the security has been halted;
◼
The market quotation for the security is clearly erroneous due to a clerical error;
◼
The security’s liquidity decreases such that, in the Adviser's opinion, the market quotation has become stale; or
◼
An event occurs after the close of the trading market (but before the Fund’s NAV is calculated) that, in the Adviser’s opinion, materially affects the value of the security.
The use of fair value pricing may minimize arbitrage opportunities that attempt to exploit the differences between a security's market quotation and its fair value. The use of fair value pricing may not, however, always reflect a security’s actual market value in light of subsequent relevant information, and the security’s opening price on the next trading day may be different from the fair value price assigned to the security.
Each class of shares of the Fund calculates its NAV by adding up the total value of the investments and other assets of that class, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the class.
NAV=	Total Assets - Liabilities
Number of Shares Outstanding
The Fund's NAV is available by calling 800-235-8396 or by visiting the Fund's website at VictoryFunds.com.
16

Investing in Member Class Shares

This Prospectus offers Member Class shares of the Fund. The Fund offers other classes of shares in a separate prospectus.
When you purchase shares of the Fund, you must choose a share class. Each share class represents an interest in the same portfolio of securities, but the classes differ in the sales charges, if any, and expenses that apply to your investment, allowing you and your Investment Professional to choose the class that best suits your investment needs. Not all Victory Funds offer all classes of shares, and some classes of shares are available for purchase only by eligible shareholders. The Victory Funds may offer additional classes of shares in the future.
The Fund reserves the right to change the eligibility criteria for purchasing a particular share class. The Fund may also waive any applicable eligibility criteria or investment minimums at its discretion.
The Fund or any share class may be closed at any time for failure to achieve an economical level of assets or for other reasons.
MEMBER CLASS SHARES
◼
No front-end sales charge or contingent deferred sales charge (“CDSC”). All your money goes to work for you right away.
◼
Member Class shares are only available to certain investors.
◼
Member Class shares do not pay any ongoing distribution and/or service (12b-1) fees.
Eligibility Requirements to Purchase Member Class Shares
Member Class shares may only be purchased by USAA members, by shareholders investing directly with the Fund who do not have a third-party financial intermediary or registered representative assigned, or directly in certain products sponsored by the Adviser or its affiliates, or if pursuant to an agreement.
Eligibility of Individuals Associated with the Victory Funds and Fund Service Providers
Current and retired Victory Fund trustees and the officers, directors, trustees, employees, and family members of employees of the Adviser or Affiliated Providers are eligible to purchase the lowest expense share class offered by the Fund. “Affiliated Providers” are affiliates of the Adviser and organizations that provide services to the Trust.
17

Information About Fees

Member Class shares are primarily intended for purchase directly from the Victory Funds. In the event you purchase the Fund or hold your shares through an Investment Professional, a broker-dealer, or other financial intermediary, the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services. In addition, the Adviser (and its affiliates) may make substantial payments out of its own resources, including the profits from the advisory fees the Adviser receives from the Funds, to affiliated and unaffiliated dealers or other Investment Professionals and service providers for distribution, administrative and/or shareholder servicing activities. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Some of these distribution-related payments may be made to dealers or other Investment Professionals for marketing, promotional or related expenses; these payments are often referred to as “revenue sharing.”
In some circumstances, these types of payments may create an incentive for a dealer or Investment Professional or its representatives to recommend or offer shares of the Victory Funds to its customers. You should ask your dealer or Investment Professional for more details about any such payments it receives.
18

How to Buy Shares

Opening an Account
If you would like to open an account, you will first need to complete an Account Application.
You can obtain an Account Application by calling Victory Funds Customer Service at 800-235-8396. You can also download an Account Application by visiting the Victory Funds’ website, VictoryFunds.com, and clicking on the Victory Funds Account Application link. Send the completed Account Application, along with a check made payable to the Victory Funds, at the following address:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903
You can also obtain an Account Application by contacting your Investment Professional. When you invest through an Investment Professional, the procedures for buying, selling, and exchanging shares and the account features and policies may differ. In addition to any limitations described in this Prospectus, an Investment Professional or other intermediary may also place other limits on your ability to use the services of the Fund. Sometimes an Investment Professional will charge you for its services. This fee will be in addition to, and unrelated to, the fees and expenses charged by the Fund.
Mutual funds must obtain and verify information that identifies investors opening new accounts. If the Fund are unable to collect the required information, you may not be able to open your account. Additional details about the Fund's Customer Identification Program are available in the section “Important Fund Policies.”
If you participate in a retirement plan that offers one of the Victory Funds as an option, please consult your employer for information on how to purchase shares of the Victory Funds through the plan, including any restrictions or limitations that may apply.
Paying for Your Initial Purchase
If you wish to make an investment directly into the Victory Funds, make your check payable to the “Victory Funds.” All checks must be drawn on U.S. banks. If your check is returned as uncollectible for any reason, you will be charged for any resulting fees and/or losses. The Fund does not accept cash, money orders, traveler’s checks, credit card convenience checks, or third-party checks. Additionally, bank starter checks are not accepted for the shareholder’s initial investment into the Fund. All payments must be denominated in U.S. dollars.
Minimum Investments
If you would like to buy Member Class shares, you must first be an Eligible Investor, as discussed in the section Investing in Member Class Shares — Eligibility Requirements to Purchase. There is a $3,000 minimum investment amount required for Member Class shares beyond those set forth in the Eligibility Requirements to Purchase.
If your account falls below the minimum investment amount, we may ask you to reestablish the minimum investment. If you do not do so within 60 days, we may close your account and send you the value of your account.
The minimum investment required to open an account may be waived or lowered for employees and immediate family members of the employees, of the Adviser, the Administrator, and their affiliates. In addition, the minimum investment required may be waived when the Fund is purchased through an Advisory Program, within qualified retirement plans or in other similar circumstances. Although the Fund may sometimes waive the minimum investment, when it does so, it always reserves the right to reject initial investments under the minimum at its discretion.
19

How to Buy Shares

There is no minimum investment required to open an account or for additional investments in Victory Simple IRAs.
The Fund reserves the right to change the criteria for eligible investors and the investment minimums.
Purchasing Additional Shares
Once you have an existing account, you can make additional investments at any time in any amount (subject to any minimums) in the following ways:
◼
By Mail
To ensure that your additional investment is properly credited to your account, use the Investment Stub attached to your confirmation statement and send it with your check to the address indicated.
◼
By Telephone
If you have an existing account that has been set up to receive electronic transfers, you can buy additional shares by calling Victory Funds Customer Service at 800-235-8396 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday.
◼
By Exchange
You may purchase shares of the Fund using the proceeds from the simultaneous redemption of shares of another Victory Fund if it is eligible for an exchange with your Fund. You may initiate an exchange online (if you are a registered user of VictoryFunds.com), by telephone, or by mail. See the section “Exchanging Shares.”
◼
Via the Internet
If you are a registered user, you may request a purchase of shares through our website at VictoryFunds.com. Your account must be set up for Automated Clearing House (“ACH”) payment in order to execute online purchases.
◼
By ACH
Your account must be set up for ACH payment in order to execute purchases online or by telephone. It takes about 15 days to set up an ACH account and only domestic member banks may be used. After your account is set up, your purchase amount can be transferred by ACH. Currently, the Fund does not charge a fee for ACH transfers but it reserves the right to charge for this service in the future. Your originating bank may charge a fee for ACH transfers.
◼
By Wire
You may buy Fund shares by bank wire transfer of same day funds. Please call Victory Funds Customer Service at 800-235-8396 between 8:00 a.m. and 6:00 p.m. (Eastern Time), Monday through Friday for wiring instructions. Any commercial bank can transfer same-day funds by wire.
Although the transfer agent does not currently charge you for receiving same-day funds, it reserves the right to charge for this service in the future. Your bank may charge you for wiring same-day funds. You cannot buy shares for tax-qualified retirement plans by wire transfer.
◼
By Systematic Investment Plan
To enroll in the Systematic Investment Plan, you should check this box on the Account Application or on the Account Maintenance Form. We will need your bank information and the amount ($50 or more) and frequency of your investment. You can select monthly, quarterly, semi annual, or annual investments. You should attach a voided personal check so the proper information can be obtained. You must first meet the minimum investment requirement before we will make automatic withdrawals from your bank account and invest it in shares of the Fund.
20

How to Buy Shares

Other Purchase Rules You Should Know
The Fund reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund or its shareholders. The Fund also reserves the right, without notice, to increase or decrease the minimum amount required to open, convert shares to, or maintain a Fund account, or to add to an existing Fund account.
Keep these addresses handy for purchases, exchanges, or redemptions.

BY REGULAR U.S. MAIL	Victory Funds P.O. Box 182903 Columbus, OH 43218-2903
BY OVERNIGHT MAIL	Use the following address ONLY for overnight packages: Victory Funds c/o FIS TA Operations 4249 Easton Way, Suite 400 Columbus, OH 43219 PHONE: 800-235-8396
BY WIRE	Call 800-235-8396 BEFORE wiring money to notify the Fund that you intend to purchase shares by wire and to verify wire instructions.
BY TELEPHONE	800-235-8396
ON THE INTERNET	VictoryFunds.com
21

How to Exchange Shares

There may be limits on the ability to exchange between certain Victory Funds. You can obtain a list of Victory Funds available for exchange by calling 800-235-8396 or by visiting VictoryFunds.com
The shares of any class of the Fund may be exchanged for the shares of any other class offered by the Fund or the same class of any other class of any Victory Fund, either through your Investment Professional or directly through the Fund, subject to the conditions described below:
◼
Exchanges are subject to any CDSC, minimum investment limitation or eligibility requirements described in the applicable Prospectus and SAI. You may be required to provide sufficient information to establish eligibility to exchange into a new share class.
◼
To exchange with another Victory Fund, the other Victory Fund must be eligible for exchange with your Fund.
◼
Shares of the Victory Fund selected for exchange must be available for sale in your state of residence.
If you have questions about these, or any of the Fund's other exchange policies, please consult Victory Customer Service or your Investment Professional before requesting an exchange.
Before exchanging, you should read the Prospectus of the other Victory Fund you wish to exchange into, which may be subject to different risks, fees, and expenses.
Processing Your Voluntary Exchange/Conversion
If your exchange or conversion request is received and accepted by the Fund, an Investment Professional or other intermediary by the close of trading as described in the section titled, “Share Price,” then your request will be processed the same day. If received after the close of trading, your request will be processed on the next business day. Please contact your financial intermediary regarding the tax consequences of any exchange or conversion.
Exchanges will occur at the respective NAVs of the Fund's share classes involved in the exchange next calculated after receipt and acceptance of your exchange request in good order, plus any applicable sales charge described in the Prospectus. Share class conversions will be based on the respective NAV of each class as of the trade date of the conversion. Consequently, you may receive fewer shares or more shares than originally owned, depending on that day’s NAVs.
22

How to Exchange Shares

Requesting an Exchange
You can exchange shares of the Fund by telephone, by mail or via the Internet. You cannot exchange into an account with a different registration or tax identification number.
◼
By Telephone
Unless you indicate otherwise on the account application, Victory Customer Service will be authorized to accept exchange instructions received by telephone.
◼
By Mail
Send a letter of instruction signed by all registered owners or their legal representatives to the Victory Funds.
◼
Via the Internet
You may also exchange shares via the Internet at VictoryFunds.com if you are a registered user.
Other Exchange Rules You Should Know
The Fund may refuse any exchange purchase request if the Adviser determines that the request is associated with a market timing strategy. The Fund may terminate or modify the exchange privilege at any time upon 60 days’ notice to shareholders.
An exchange of Fund shares for shares of another Victory Fund constitutes a sale for tax purposes unless the exchange is made within an IRA or other tax-deferred account.
For information on how to exchange shares of the Fund that were purchased through your employer’s retirement plan, including any restrictions and charges that the plan may impose, please consult your employer.
23

How to Sell Shares

There are a number of convenient ways to sell your shares.
If your redemption request is received in good order by the close of trading on the NYSE, your redemption will be processed the same day. Your redemption will not be processed until the next business day if it is received after the close of trading on the NYSE. You cannot redeem your shares at VictoryFunds.com.

BY TELEPHONE
The easiest way to redeem shares is by calling 800-235-8396. When you fill out your original application, be sure to check the box marked “Telephone Authorization.” You have the following options for receiving your redemption proceeds:
◼
Mail a check to the address of record;
◼
Wire funds to a previously designated domestic financial institution;
◼
Mail a check to a previously designated alternate address; or
◼
Electronically transfer your redemption via ACH to a previously designated domestic financial institution.
Victory Funds’ transfer agent records all telephone calls for your protection and takes measures to verify the identity of the caller. If the transfer agent properly acts on telephone instructions and follows reasonable procedures to ensure against unauthorized transactions, none of the Trust, its servicing agents, the Adviser, or the transfer agent will be responsible for any losses. If the transfer agent does not follow these procedures, it may be liable to you for losses resulting from unauthorized instructions.
If there is an unusual amount of market activity and you cannot reach the transfer agent or your Investment Professional by telephone, consider placing your order by mail.

BY MAIL
Use the regular U.S. mail or overnight mail address to redeem shares. You can use the same mailing addresses listed for purchases. Send us a letter of instruction indicating your Fund account number, amount of redemption, and where to send the proceeds. A Medallion signature guarantee is required for the following redemption requests:
◼
Your account registration has changed within the last 15 business days;
◼
The check is not being mailed to the address on your account;
◼
The check is not being made payable to the owner of the account;
◼
The redemption proceeds are being transferred to another Victory Fund account with a different registration; or
◼
The check or wire is being sent to a different bank account than was previously designated.
You can get a Medallion signature guarantee from a financial institution — such as a commercial bank, broker-dealer, credit union, clearing agency, or savings bank — that is a member of a Medallion signature guarantee program.
BY WIRE
If you want to receive your proceeds by wire, you must establish a Fund account that will accommodate wire transactions. If you call before the close of trading on the NYSE, your funds will be wired on the next business day.
BY ACH
You may transfer your proceeds by ACH to a domestic bank. Normally, your redemption will be processed on the same day if your request is received before the close of trading on the NYSE. If your request is received after the close of trading it will be processed on the next business day.
24

How to Sell Shares

Systematic Withdrawal Plan
If you check this box on the Account Application or on the Account Maintenance Form, we will send monthly, quarterly, semi-annual, or annual payments to the person you designate. The minimum withdrawal is $25, and you must have a balance of $5,000 or more at the time you establish the Systematic Withdrawal Plan. If the payment is to be sent to an account of yours, we will need a voided check to activate this feature. If the payment is to be made to an address different from your account address, we will need a Medallion signature guaranteed letter of instruction. You should be aware that each withdrawal may be a taxable transaction. Also, each withdrawal reduces your account balance, and eventually your account balance may be depleted. However, you cannot automatically close your account using the Systematic Withdrawal Plan. If your balance falls below the initial purchase minimum, we may ask you to bring the account back to the minimum balance. If you decide not to increase your account to the minimum balance, your account may be closed and the proceeds mailed to you.
Additional Information About Redemptions
◼
Redemption proceeds from the sale of Fund shares purchased by a check or through ACH will be held until the purchase check or ACH has cleared, which will take up to 10 business days.
◼
We typically expect to send the proceeds from your share redemption within one business day after we execute your order, but we may take up to seven business days to send redemption proceeds, regardless of payment type. When you sell shares through your financial intermediary, you can ask the intermediary to tell you when you can expect to receive the proceeds of your redemption.
◼
The Fund may suspend your right to redeem your shares in the following circumstances:
◼
During non-routine closings of the NYSE;
◼
When the SEC determines either that trading on the NYSE is restricted or that an emergency prevents the sale or valuation of the Fund’s securities; or
◼
When the SEC orders a suspension to protect the Fund’s shareholders.
◼
The Fund typically uses cash and cash equivalents held in its portfolio or sells portfolio assets to meet redemption requests. In unusual circumstances or under stressed market conditions, the Fund may use other methods to raise cash to meet redemption requests. For example, the Fund may draw funds from a line of credit or borrow available cash held by other Victory Funds under an “interfund lending program” in reliance on an exemptive order from the SEC.
◼
The Fund will pay redemptions by any one shareholder during any 90-day period in cash up to the lesser of $250,000 or 1.00% of the Fund’s net assets. The Fund reserves the right to pay the remaining portion “in kind,” that is, in portfolio securities rather than cash. Securities received pursuant to an in-kind redemption are subject to market risk until sold and may be subject to brokerage and other fees.
◼
If you choose to have your redemption proceeds mailed to you and either the U.S. Postal Service is unable to deliver the redemption check to you or the check remains outstanding for more than six months, the Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed redemption checks.
25

Distributions and Taxes

Buying a dividend. You should check the Fund's distribution schedule before you invest.
If you buy shares of the Fund shortly before it makes a distribution, some of your investment may come back to you as a taxable distribution.

As a shareholder, you are entitled to your share of net income and capital gains on the Fund's investments. The Fund passes its earnings along to investors in the form of dividends. Dividends paid by the Fund represent the net income from dividends and interest earned on investments after expenses. The Fund will distribute short-term gains, as necessary; and if the Fund makes a long-term capital gain distribution, it is normally paid once a year.
Ordinarily, the Fund declares and pays dividends quarterly. However, the Fund may not always pay a dividend or distribution for a given period. Each class of shares declares and pays dividends separately.
Distributions can be received in one of the following ways. Please check with your Investment Professional if you are unsure of which option is right for you.
Your choice of distribution should be set up on the original Account Application. If you would like to change the option you selected, please call 800-235-8396.
Reinvestment Option
You can have distributions automatically reinvested in additional shares of your Fund. If you do not indicate another choice on your Account Application, you will be assigned this option automatically.
Cash Option
If you elect to receive your distributions by check, and the distribution amount is $25 or less, the amount will automatically be reinvested in the Fund. Otherwise, a check will be mailed to you no later than seven days after the dividend payment date. If you choose to have your distribution proceeds mailed to you and either the U.S. Postal Service is unable to deliver the distribution check to you or the check remains outstanding for at least six months, the distribution option on your account will default to the reinvestment option as described above. The Fund reserves the right to reinvest the check in shares of the Fund at its then current NAV until you give the Fund different instructions. No interest will accrue on amounts represented by uncashed distribution checks.
Income Earned Option
You can automatically reinvest your dividends in additional Fund shares and have your capital gains paid in cash, or reinvest capital gains and have your dividends paid in cash.
Directed Distributions Option
In most cases, you can automatically reinvest distributions in shares of another Victory Fund. If you reinvest your distributions in a different Victory Fund, you may pay a sales charge on the amount of reinvested distributions.
Directed Bank Account Option
In most cases, you can automatically transfer distributions to your bank checking or savings account. Under normal circumstances, the transfer agent will transfer your distributions within seven days of the dividend payment date. The bank account must have a registration identical to that of your Fund account.
26

Distributions and Taxes

Important Information About Taxes
The tax information in this Prospectus is provided as general information. You should review the more detailed discussion of federal income tax considerations in the SAI and consult your tax adviser regarding the federal, state, local, or foreign tax consequences resulting from your investment in the Fund.

The Fund expects to pay no federal income tax on the earnings and capital gains it distributes to shareholders.
◼
Qualified dividend income received from the Fund by noncorporate shareholders will be taxed at long-term capital gain rates to the extent attributable to qualified dividend income received by the Fund, subject to certain holding period requirements. Nonqualified dividends, dividends received by corporate shareholders and dividends from the Fund’s short-term capital gains are taxable as ordinary income. Dividends from the Fund’s long-term capital gains are taxable as long-term capital gains.
◼
You will pay tax on dividends from the Fund whether you receive them in cash, additional shares of the Fund or you reinvest them in shares of another Victory Fund.
◼
Dividends from the Fund that are attributable to interest on certain U.S. government obligations, if any, may be exempt from certain state and local income taxes. The extent to which ordinary dividends are attributable to these U.S. government obligations will be provided on the tax statements you receive from the Fund.
◼
An exchange of the Fund’s shares for shares of another Victory Fund will be treated as a sale. When you sell or exchange shares of the Fund, you generally will recognize any gain or loss.
◼
An exchange of one class of the Fund’s shares for shares of another class of the same Fund generally constitutes a nontaxable exchange.
◼
Distributions from the Fund and gains from the disposition of your shares may also be subject to state and local income tax.
◼
An additional 3.8% Medicare tax will be imposed on certain net investment income (which includes dividends and gain recognized on a disposition of shares) of certain U.S. individuals, estates, and trusts.
◼
Certain dividends paid to you in January will be taxable as if they had been paid to you the previous December.
◼
Tax statements will be mailed from the Fund by mid-February showing the amounts and tax status of distributions made to you in the prior calendar year.
◼
Because your tax treatment depends on your purchase price and tax position, you should keep your regular account statements for use in determining your tax.
◼
The Fund is generally required by law to provide you and the Internal Revenue Service with certain cost basis information related to the sale or redemption of any of your shares in the Fund acquired on or after January 1, 2012 (including distributions that are reinvested in additional shares of the Fund).
◼
The Fund may be required to withhold tax from dividends and redemption proceeds if you fail to give your correct social security or taxpayer identification number, fail to make required certifications, or the Fund is notified by the Internal Revenue Service that backup withholding is required.
◼
If you are a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership, the Fund’s ordinary income dividends may be subject to a 30% U.S. withholding tax. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
◼
Under the “Foreign Account Tax Compliance Act,” unless certain foreign entities comply with certain IRS requirements that generally require them to report information regarding U.S.
27

Distributions and Taxes

persons investing in, or holding accounts with, such entities, a 30% U.S. withholding tax may apply to dividends paid by the Fund to such entities. See the section titled “TAXES—Foreign Shareholders” in the SAI for details.
◼
The Fund may provide estimated capital gain distribution information through the website at VictoryFunds.com.
28

Important Fund Policies

Customer Identification Program
To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens a new account, and to determine whether such person’s name appears on government lists of known or suspected terrorists and terrorist organizations.
As a result, the Victory Funds must obtain the following information for each person who opens a new account:
◼
Name;
◼
Date of birth (for individuals);
◼
Residential or business street address (although post office boxes are still permitted for mailing); and
◼
Social security number, taxpayer identification number, or other identifying number.
You may also be asked for a copy of your driver’s license, passport, or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities. Federal law prohibits the Victory Funds and other financial institutions from opening a new account unless they receive the minimum identifying information listed above. After an account is opened, the Victory Funds may restrict your ability to purchase additional shares until your identity is verified. The Victory Funds may close your account or take other appropriate action if it is unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.
Account Maintenance Information
For the following non-financial transactions, the Victory Funds require proof that your signature authorizing a transaction is authentic. This verification can be provided in all cases by either a Signature Validation Program (“SVP”) stamp or a Medallion signature guarantee (“MSG”). In some instances a Notary Public stamp is an acceptable alternative. As with an MSG, an SVP stamp can also be obtained from a financial institution that is a member of the SVP program.
	Notary Public	SVP	MSG
Change of name	x	x	x
Add/change banking instructions		x	x
Add/change beneficiaries	x	x	x
Add/change authorized account traders		x	x
Adding a Power of Attorney	x	x	x
Add/change Trustee	x	x	x
Uniform Transfers to Minors Act/Uniform Gifts to Minors Act custodian change	x	x	x
Market Timing
The Victory Funds discourage frequent purchases and redemptions of Fund shares (market timing). Market timing allows investors to take advantage of market inefficiencies, sometimes to the disadvantage of other shareholders. Market timing increases Fund expenses to all shareholders by increasing portfolio turnover. In addition, market timing could potentially dilute share value for all other shareholders by requiring the Fund to hold more cash than it normally would.
29

Important Fund Policies

The Fund's Board of Trustees has adopted policies and procedures with respect to market timing. In order to prevent or minimize market timing, the Fund (or the Adviser, as appropriate) will:
◼
Employ “fair value” pricing, as described in this Prospectus under Share Price, to minimize the discrepancies between a security’s market quotation and its perceived market value, which often gives rise to market timing activity; and
◼
Monitor for suspected market timing based on “short-term transaction” activity, that is, a purchase or redemption of the Fund and, as applicable, a subsequent redemption or purchase of the same Fund, or an exchange of all or part of that same Fund.
In monitoring for market timing activity, we consider, among other things, the frequency of your trades and whether you acquired your Fund shares directly through the transfer agent or whether you combined your trades with a group of shareholders in an omnibus account or otherwise placed your order through a securities dealer or other financial intermediary.
Frequent trading by a shareholder is generally a characteristic of market timing. Therefore, any account in which Fund shares are acquired directly through the transfer agent, or where the Fund can adequately identify the shareholder, with a history of three short-term transactions within 90 days or less is suspected of market timing and the shareholder’s trading privileges (other than redemption of Fund shares) will be suspended.
We may make exceptions to the “short-term transaction” policy for certain types of transactions if, in the opinion of the Adviser, under the oversight of the Board of Trustees, the transactions do not represent short-term or excessive trading or are not abusive or harmful to the Fund, such as, but not limited to, systematic transactions, required minimum retirement distributions, transactions initiated by the Fund or administrator, and transactions by certain qualified funds-of-funds.
If you acquired shares through an omnibus account or otherwise placed your order through a securities dealer, or other financial intermediary (such as investment advisers, broker-dealers, third-party administrators or insurance companies), and market timing is suspected, different purchase and exchange limitations may apply. We may rely upon a financial intermediary’s policy to deter short-term or excessive trading (i) if we believe that the financial intermediary’s policy is reasonably designed to detect and deter transactions that are not in the best interests of the Fund, or (ii) if we receive an undertaking from the financial intermediary to enforce short-term or excessive trading policies on behalf of the Fund that provide a substantially similar level of protection for the Fund against such transactions. If you hold your Fund shares through a financial intermediary, you are advised to consult the intermediary to determine what purchase and exchange limitations apply to your account.
We reserve the right to reject or cancel a purchase or exchange order for any reason without prior notice. We will deny your request to purchase or exchange your shares if we believe that the transaction is part of a market timing strategy.
The Fund's market timing policies and procedures may be modified or terminated at any time under the oversight of the Board of Trustees.
Portfolio Holdings Disclosure
A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI, which is available upon request and on the Fund's website at VictoryFunds.com.
30

Important Fund Policies

Performance
The Victory Funds may advertise the performance of the Fund by comparing it to other mutual funds with similar objectives and policies. Performance information also may appear in various publications. Any fees charged by Investment Professionals may not be reflected in these performance calculations.
Advertising information may include the average annual total return of the Fund calculated on a compounded basis for specified periods of time. Total return information will be calculated according to rules established by the SEC. Such information may include performance rankings and similar information from independent organizations and publications.
Statements and Reports
You will receive a periodic statement reflecting any transactions that affect the balance or registration of Fund shares in your account. You will receive a confirmation after any purchase, exchange, or redemption. If your account has been set up by an Investment Professional, Fund activity will be detailed in that account’s statements. Share certificates are not issued. Twice a year, you will receive a financial report of the Fund. By February 15th of each year, you will be mailed an IRS form reporting distributions for the previous year, which also will be filed with the IRS.
Shareholder Communications
In order to eliminate duplicate mailings to an address at which two or more shareholders with the same last name reside, the Victory Funds may send only one copy of any shareholder reports, proxy statements, prospectuses and their supplements, unless you have instructed us to the contrary. You may request that the Victory Funds send these documents to each shareholder individually by calling the Victory Funds at 800-235-8396, and they will be delivered promptly.
While this Prospectus and the SAI of the Fund describe pertinent information about the Trust and the Fund, neither this Prospectus nor the SAI represents a contract between the Trust or the Fund and any shareholder.
31

Financial Highlights

The following financial highlights tables reflect historical information about shares of the Fund and are intended to help you understand the Fund's financial performance for the past five years, or, if shorter, the period of its operations. Certain information shows the results of an investment in one share of the Fund. To the extent the Fund invests in other funds, the Total Annual Operating Expenses included in the Fund's Fees and Expenses Table may not correlate to the ratio of expenses to average net assets in the financial highlights below. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions).
The information presented has been audited by Cohen & Company, Ltd., the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's annual report to shareholders, which is available upon request.
32

RS Partners Fund
	Member Class
	Year Ended 12/31/22	Year Ended 12/31/21	11/3/20(e) through 12/31/20
Net Asset Value, Beginning of Period	$26.87	$24.22	$19.64
Investment Activities:
Net investment income (loss)(a)	0.15	(0.04)	0.01
Net realized and unrealized gains (losses)	(1.29)	7.17	4.94
Total from Investment Activities	(1.14)	7.13	4.95
Distributions to Shareholders From:
Net investment income	(0.17)	(0.04)	—
Net realized gains	(1.98)	(4.44)	(0.37)
Total Distributions	(2.15)	(4.48)	(0.37)
Net Asset Value, End of Period	$23.58	$26.87	$24.22
Total Return(b),(f)	(4.36)%	29.90%	25.22%
Ratios to Average Net Assets:
Net Expenses(c),(g)	1.25%	1.25%	1.25%
Net Investment Income (Loss)(g)	0.59%	(0.14)%	0.36%
Gross Expenses(c),(g)	1.78%	3.05%	33.63%
Supplemental Data:
Net Assets at end of period (000’s)	$4,719	$2,994	$102
Portfolio Turnover(d),(f)	98%	64%	108%
(a)
Per share net investment income (loss) has been calculated using the average daily shares method.
(b)
Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. Generally Accepted Accounting Principles and could differ from the reported total return.
(c)
Does not include acquired fund fees and expenses, if any.
(d)
Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares.
(e)
Commencement of operations.
(f)
Not annualized for periods less than one year.
(g)
Annualized for periods less than one year.
33

VF-RS-VF-MEM-PRO (06/23)
By mail:
Victory Funds
P.O. Box 182903
Columbus, OH 43218-2903

P.O. Box 182903
Columbus, OH 43218-2903
Statement of Additional Information (“SAI”): The SAI contains more information about the Fund's operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this Prospectus, which means that it is legally part of this Prospectus, even if you do not request a copy.
Annual and Semi Annual Reports: Annual and semi annual reports contain more information about the Fund's investments and the market conditions and investment strategies that significantly affected the Fund's performance during the most recent fiscal period.
How to Obtain Information: You may obtain a free copy of the SAI or annual and semi annual reports, and ask questions about the Fund or your accounts, online at VictoryFunds.com, by contacting the Victory Funds at the following address or telephone number, or by contacting your financial intermediary.
By telephone:
Call Victory Funds at
800-235-8396
You also can get information about the Fund (including the SAI and other reports) from the Securities and Exchange Commission (“SEC”) on the SEC's Edgar database at sec.gov or, after paying a duplicating fee, by electronic request sent to the following e-mail address: publicinfo@sec.gov.
Investment Company Act File Number 811-22696

VICTORY PORTFOLIOS
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2023 (as amended and restated June 1, 2023, for Victory RS Partners Fund)

FUND NAME	CLASS A	CLASS C	CLASS I	CLASS R	CLASS R6	CLASS Y	MEMBER CLASS
Global Natural Resources
Victory Global Energy Transition Fund	RSNRX	RGNCX	—	RSNKX	—	RSNYX	—

RS Value
Victory RS Partners Fund	RSPFX	—	—	RSPKX	RPPRX	RSPYX	RSPMX
Victory RS Value Fund	RSVAX	RVACX	—	RSVKX	—	RSVYX	—
Victory RS Large Cap Alpha Fund	GPAFX	RCOCX	—	RCEKX	—	RCEYX	—
Victory RS Investors Fund	RSINX	RIVCX	—	RSIKX	—	RSIYX	—

RS Growth
Victory RS Small Cap Growth Fund	RSEGX	REGWX	—	RSEKX	RSEJX	RSYEX	—
Victory RS Select Growth Fund	RSDGX	RSGFX	—	RSDKX	RSSRX	RSSYX	—
Victory RS Mid Cap Growth Fund	RSMOX	RMOCX	—	RSMKX	RMORX	RMOYX	RMOMX
Victory RS Growth Fund	RSGRX	RGWCX	—	RSGKX	—	RGRYX	—
Victory RS Science and Technology Fund	RSIFX	RINCX	—	RIFKX	—	RIFYX	—
Victory RS Small Cap Equity Fund	GPSCX	RSCCX	—	RSCKX	—	RSCYX	RSMMX

RS International
Victory RS International Fund	GUBGX	RIGCX	—	RIGKX	RSIRX	RSIGX	—
Victory RS Global Fund	RSGGX	RGGCX	—	RGGKX	RGGRX	RGGYX	—

Sophus
Victory Sophus Emerging Markets Fund	GBEMX	REMGX	—	REMKX	RSERX	RSENX	—

INCORE Fixed Income
Victory INCORE Low Duration Bond Fund	RLDAX	RLDCX	—	RLDKX	—	RSDYX	—

Fixed Income
Victory High Yield Fund	GUHYX	RHYCX	—	RHYKX	—	RSYYX	—
Victory Tax-Exempt Fund	GUTEX	RETCX	—	—	—	RSTYX	—
Victory High Income Municipal Bond Fund	RSHMX	RSHCX	—	—	—	RHMYX	RHMMX
Victory Floating Rate Fund	RSFLX	RSFCX	—	RSFKX	—	RSFYX	RSFMX
(each a “Fund” and together, the “Funds”)
Each Fund is a series of Victory Portfolios (the “Trust”)

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with each Fund’s prospectus, dated May 1, 2023 (as amended and restated June 1, 2023, for Victory RS Partners Fund), as it may be amended or supplemented from time to time (each, a “Prospectus”). This SAI is incorporated by reference, in its entirety, into each Prospectus. Copies of the Prospectus of each Fund can be obtained without charge upon request made to Victory Funds, P.O. Box 182593, Columbus, Ohio 43218-2593, by calling toll free 800-539-FUND (800-539-3863), 800-235-8396 for Member Class or at VictoryFunds.com.
This SAI incorporates by reference the Funds’ financial statements for the fiscal year ended December 31, 2022, contained in the Funds’ December 31, 2022, Annual Reports to shareholders, including the Financial Highlights and the related reports of Cohen & Company, Ltd., the Funds' independent registered public accounting firm. You may obtain a copy of the Funds’ most recent Annual Reports at no charge by writing to the address or calling the phone number noted above. The Funds’ most recent Annual Reports are also available at no charge at VictoryFunds.com.

GENERAL INFORMATION
The Trust was organized as a Delaware statutory trust (formerly referred to as a “business trust”) on December 6, 1995, as a successor to a company of a similar name organized as a Massachusetts business trust on February 5, 1986. The Trust is an open-end management investment company. The Trust currently consists of 37 series of units of beneficial interest (“shares”).
Victory Capital Management Inc. (the “Adviser” or “Victory Capital”) is the Funds’ investment adviser. Each Fund’s investment objective(s), restrictions and policies are more fully described below and in the Fund’s Prospectus. The Trust’s Board of Trustees (the “Board” or “Trustees”) may organize and offer shares of a new fund or liquidate a Fund or share class at any time.
This SAI relates to the shares of 19 Funds and their respective share classes. Each Fund is an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Funds were formed for the purposes of completing the reorganizations (“Reorganizations”) with 21 corresponding series of the RS Investment Trust, a registered investment company, (“Predecessor Funds” or the “RS Funds”).
For purposes of this SAI, the Victory Global Energy Transition Fund (formerly Victory Global Natural Resources Fund), Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS Investors Fund, Victory RS Small Cap Growth Fund, Victory RS Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global Fund, and Victory Sophus Emerging Markets Fund are referred to as the “Equity Funds,” while the Victory INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High Income Municipal Bond Fund, and Victory Floating Rate Fund are referred to as the “Fixed Income Funds.” The Victory RS International Fund, Victory RS Global Fund, and Victory Sophus Emerging Markets Fund are also referred to as the “International Funds.”
Much of the information contained in this SAI expands on subjects discussed in each Fund’s Prospectus. Capitalized terms not defined herein are used as defined in the Prospectuses. No investment in shares of a Fund should be made without first reading that Fund’s Prospectus.
INVESTMENT OBJECTIVES, POLICIES, AND LIMITATIONS
Investment Objectives
Each Fund’s investment objective is non-fundamental, meaning it may be changed by a vote of the Trustees without a vote of the holders of a majority of the Fund’s outstanding voting securities. There can be no assurance that a Fund will achieve its investment objective.
Investment Policies and Limitations of the Funds
Unless a policy of a Fund is expressly deemed to be a fundamental policy, changeable only by an affirmative vote of the holders of a majority of that Fund’s outstanding voting securities, the Fund’s policies are non-fundamental and may be changed without a shareholder vote.
A Fund may, following notice to its shareholders, employ other investment practices that presently are not contemplated for use by the Fund or that currently are not available but that may be developed to the extent such investment practices are both consistent with the Fund’s investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described in the Fund’s Prospectus.
A Fund’s classification and sub-classification is a matter of fundamental policy. Each Fund is classified as an open-end investment company. Each Fund, except the Victory RS Investors Fund and the Victory Global Energy Transition Fund, is sub-classified as a diversified investment company, which under the 1940 Act means that, with respect to 75% of a Fund’s total assets, the Fund may not invest in securities of any issuer if, immediately after such investment, (i) more than 5% of the total assets of the Fund (taken at current value) would be invested in the securities of that issuer or (ii) more than 10% of the outstanding voting securities of the issuer would be held by the Fund (this limitation does not apply to obligations of the U.S. government, its agencies or instrumentalities and securities of other investment companies). A diversified fund is not subject to this limitation with respect to the remaining 25% of its total assets. In addition, each Fund has elected to qualify as a “regulated investment company” under the United States Internal Revenue Code of 1986, as amended (the “Code”). To qualify as a regulated investment company, the Funds must meet certain diversification requirements as determined at the close of each quarter of each taxable year. The Code’s diversification test is described in “TAXES.”
As “non-diversified” funds, the Victory RS Investors Fund and Victory Global Energy Transition Fund may each invest a greater portion of its assets in securities of a single issuer or a limited number of issuers than a diversified fund.

The policies and limitations stated in this SAI supplement the Funds’ investment policies set forth in each Fund’s Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Fund’s assets that may be invested in any security or other asset, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Fund’s acquisition of such security or other asset except in the case of borrowing (or other activities that may be deemed to result in the issuance of a “senior security” under the 1940 Act). Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with a Fund’s investment policies and limitations. If the value of a Fund’s holdings of illiquid investments at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Trust’s Board will consider what actions, if any, are appropriate to maintain adequate liquidity.
Fundamental Investment Policies and Limitations of the Funds
The following investment policies and limitations are fundamental and may not be changed without the affirmative vote of the holders of a majority of the Fund’s outstanding voting securities, as defined under the 1940 Act. Under the 1940 Act, the vote of a majority of the outstanding voting securities of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund. Portions of the Funds’ fundamental investment restrictions (e.g., references to “except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction”) provide the Funds with flexibility to change limitations in connection with changes in applicable law, rules, regulations or exemptive relief. The language used in these restrictions provides the necessary flexibility to allow the Board to respond efficiently to these kinds of developments without the delay and expense of a shareholder meeting.
Senior Securities
None of the Funds may issue senior securities, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Rule 18f-4 under the 1940 Act permits a Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Funds, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).
Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless a Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.
Unless a Fund is relying on the Limited Derivatives User Exception (as defined below), a Fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires the Funds to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on Fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.
Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”).
Underwriting
None of the Funds may underwrite securities issued by others, except to the extent that a Fund may be considered an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”), in the disposition of restricted securities.
Borrowing
None of the Funds may borrow money, except as permitted under the 1940 Act, or by order of the SEC and as interpreted or modified from time to time by regulatory authorities having jurisdiction.

A Fund’s ability to borrow money is limited by its investment policies and limitations, by the 1940 Act, and by applicable exemptions, no action letters, interpretations, and other pronouncements issued from time to time by regulatory authorities, including the SEC and its staff. Under the 1940 Act, a Fund is required to maintain continuous asset coverage (that is, total assets including the proceeds of borrowings, less liabilities excluding borrowings) of not less than 300% of the amount borrowed, with an exception for borrowings not in excess of 5% of the Fund’s total assets made for temporary purposes. Any borrowings for temporary purposes in excess of 5% are subject to the minimum 300% asset coverage requirement. If the value of the assets set aside to meet the 300% asset coverage were to decline below 300% due to market fluctuations or other causes, a Fund may be required to sell some of its portfolio holdings within three days (excluding Sundays and holidays) to reduce the debt and comply with the 300% minimum asset coverage requirement, even in circumstances where it is considered disadvantageous from an investment perspective to sell securities at that time or at the prices then available.
Real Estate
None of the Funds may purchase or sell real estate unless acquired as a result of direct ownership of securities or other instruments. This restriction shall not prevent any of these Funds from investing in the following: (i) securities or other instruments backed by real estate; (ii) securities of real estate operating companies; or (iii) securities of companies engaged in the real estate business, including real estate investment trusts. This restriction does not preclude any of these Funds from buying securities backed by mortgages on real estate or securities of companies engaged in such activities.
Lending
None of the Funds may make loans, except as permitted under the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction.
Generally, the 1940 Act prohibits loans if a fund’s investment policies do not permit loans, and if the loans are made, directly or indirectly, to persons deemed to control or to be under common control with the registered investment company.
Commodities
None of the Funds may purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from purchasing or selling options, futures contracts or other derivatives instruments, or from investing in securities or other instruments backed by physical commodities).
Diversification
Each Fund, except the Victory RS Investors Fund and the Victory Global Energy Transition Fund, is a diversified investment company. The Victory RS Investors Fund and the Victory Global Energy Transition Fund are each a non-diversified fund.
Under the 1940 Act a fund’s sub-categorization as a diversified fund is a fundamental policy. Diversified under the 1940 Act is defined to mean that the fund may not (as to 75% of the fund’s total assets) purchase any security (other than obligations of the U.S. government, its agencies or instrumentalities and securities of other investment companies) if as a result (i) more than 5% of the fund’s total assets (taken at current value) would then be invested in securities of a single issuer or (ii) more than 10% of the outstanding voting securities of that issuer would be held by the fund.
Concentration
None of the Funds, except the Victory Global Energy Transition Fund and the Victory RS Science and Technology Fund, may concentrate its investments in a particular industry, as the term “concentration” is used in the 1940 Act, and as interpreted or modified from time to time by regulatory authorities having jurisdiction. For purposes of the 1940 Act, “concentration” means investing more than 25% of a Fund’s net assets in a particular industry or a specified group of industries.
The Victory Global Energy Transition Fund will concentrate its investments in any one or more natural resources industries, as described in the Fund’s Prospectus from time to time. The Victory RS Science and Technology Fund will concentrate its investments in any one or more science and/or technology industries, as described in the Fund’s Prospectus from time to time.
For purposes of the Funds’ fundamental policy on concentration, (1) loan participations will be considered investments in the industry of the underlying borrower, rather than that of the seller of the loan participation, (2) municipal obligations, excluding private activity municipal debts securities, are not considered a separate industry; private activity municipal debt securities whose principal and interest payments are derived principally from the assets and revenues of a non-governmental entity will be assigned to the industry related to such non-governmental entity,  and (3) for purposes of calculating concentration of investments in the utility and finance categories, each Fund will operate as follows: neither finance companies as a group nor utility companies as a group are considered a single industry for purposes of the Fund’s concentration policy (i.e., finance companies will be considered a part of the industry they finance and utilities will be divided according to the types of services they provide).
Additional Fundamental Policies for the Victory Tax-Exempt Fund and the Victory High Income Municipal Bond Fund
As a matter of fundamental policy, under normal circumstances at least 80% of the value of (1) the Victory Tax-Exempt Fund’s net assets will be invested in tax-exempt municipal obligations, and (2) the Victory High Income Municipal Bond Fund’s net assets will be invested in tax-exempt municipal obligations (which may include obligations that pay interest subject to the AMT).
Non-Fundamental Investment Policies and Limitations of the Funds
The following investment restrictions are non-fundamental and may be changed by a vote of a majority of the Trustees.
Illiquid Investments
No Fund may invest more than 15% of its net assets in illiquid investments.
Rule 22e-4 under the 1940 Act (the “Liquidity Rule”) requires the Funds to establish a liquidity risk management program. The Liquidity Rule defines “illiquid investment” as any investment that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Such investments include, but are not limited to, time deposits and repurchase agreements with maturities longer than seven days. Investments that may be resold under the Liquidity Rule, investments offered pursuant to Section 4(a)(2) of the Securities Act, or investments otherwise subject to restrictions or limitations on resale under the Securities Act shall not be deemed illiquid solely by reason of being unregistered. Victory Capital, under oversight of the Board, determines whether a particular investment is deemed to be liquid based on the trading markets for the specific investment and other factors.
INVESTMENT PRACTICES, INSTRUMENTS, AND RISKS
In addition to the principal investment strategies and the principal risks of the Funds described in the Prospectus, each Fund may, but will not necessarily, employ other investment practices and may be subject to additional risks which are described further below. Because the following is a combined description of investment strategies and risks for all of the Funds, certain strategies and/or risks described below may not apply to your Fund. Unless a strategy or policy described below is specifically prohibited with respect to a particular Fund by the investment restrictions listed in the Prospectus, under “Investment Objectives, Policies, and Limitations of the Funds” in this SAI, or by applicable law, a Fund may, but will not necessarily, engage in each of the practices described below.
Victory Capital serves as investment adviser to the Funds. Victory Capital and a Fund’s sub-adviser, if applicable, are each referred to in this section as an “Adviser.”
Equity Securities
Equity securities represent ownership interests in a company or partnership and consist of common stocks, preferred stocks, warrants to acquire common stock, securities convertible into common stock, and investments in master limited partnerships (“MLPs”). Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities in which a Fund invests will cause the net asset value of a Fund to fluctuate. A Fund may purchase equity securities traded in the United States on registered exchanges or the over-the-counter market. Among other types of securities described further below, equity securities include:
Common stocks represent an equity or ownership interest in an issuer. In the event an issuer is liquidated or declares bankruptcy, the claims of owners of bonds and preferred stock take precedence over the claims of those who own common stock.
Preferred stocks combine qualities both of equity and debt securities. Individual issues of preferred stock will have those rights and liabilities that are spelled out in the governing document. Preferred stocks usually pay a fixed dividend per quarter (or annum) and are senior to common stock in terms of liquidation and dividend rights and preferred stocks typically do not have voting rights.
Warrants give a Fund the right to purchase equity securities from the issuer at a specific price (the strike price) for a limited period of time. The strike price of warrants typically is much lower than the current market price of the underlying securities, yet warrants are subject to greater price fluctuations. As a result, warrants may be more volatile investments than the underlying securities and may offer greater potential for capital appreciation as well as capital loss.
Unlike bondholders, who have preference to a company's earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company's stock will usually react more strongly to actual or perceived changes in the company's financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.
Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company's stock may fall because of, among other reasons: factors that directly relate to that company, such as decisions made by its management or lower demand for the company's products or services; factors affecting an entire industry, such as increases in production costs; and changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates. Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.
Derivatives
A Fund may enter into derivatives transactions for a variety of purposes, including, but not limited to: hedging risks; taking a net long or short position in certain investments or markets; providing liquidity in the Fund; equitizing cash; minimizing transaction costs; generating income; adjusting a Fund’s sensitivity to risk; replicating certain direct investments; and asset and sector allocation.
The use of derivatives is a highly specialized activity that can involve investment techniques and risks different from, and in some respects greater than, those associated with investing in more traditional investments such as stocks and bonds. Derivatives may have a return that is tied to a formula based upon an interest rate, index or other measurement, which may differ from the return of a simple security of the same maturity. A formula may have a cap or other limitation on the rate of interest to be paid. Derivatives may have varying degrees of volatility at different times, or under different market conditions, may perform in unanticipated ways, and may create leverage, which may amplify gains or losses.
Rule 18f-4 regulates the use of derivatives for certain funds registered under the 1940 Act. Unless a Fund qualifies as a “limited derivatives user,” Rule 18f-4 requires, among other things, that the Funds establish a comprehensive derivatives risk management program, to comply with certain value-at-risk based leverage limits, to appoint a derivatives risk manager and to provide additional disclosure both publicly and to the SEC regarding its derivatives positions. Rule 18f-4 also has eliminated the general asset segregation requirement in connection with certain derivatives transactions, in light of Rule 18f-4’s requirements for funds to establish and maintain derivatives risk management programs that comply with certain risk-based limits. For Funds that qualify as limited derivatives users, Rule 18f-4 requires policies and procedures to manage aggregate derivatives risk. These requirements could have an impact on a Fund, including a potential increase in cost to enter into derivatives transactions. The full impact of Rule 18f-4 on the Funds, however, remains uncertain.
Options. A Fund may purchase and sell put and call options on its portfolio securities to enhance investment performance and to protect against changes in market prices. There is no assurance that a Fund’s use of put and call options will achieve its desired objective, and a Fund’s use of options may result in losses to the Fund.
Covered call options. A Fund may write covered call options (as defined below) on its securities to realize a greater current return through the receipt of premiums than it would realize on its securities alone. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.
A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities.
A Fund will receive a premium from writing a call option, which increases the Fund’s return on the underlying security in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.
In return for the premium received when it writes a covered call option, a Fund gives up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option during the life of the option. The Fund retains the risk of loss should the price of such securities decline. If the option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.
A Fund may terminate a call option that it has written before it expires by entering into a closing purchase transaction. A Fund may enter into closing purchase transactions in order to free itself to sell the underlying security or to write another call on the security, realize a profit on a previously written call option, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.
Covered put options. A Fund may write covered put options in order to enhance its current return. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A put option may be “covered” if the writer earmarks or otherwise segregates liquid assets equal to the price to be paid if the option is exercised minus margin on deposit.
In addition to the receipt of premiums and the potential gains from terminating such options in closing purchase transactions, a Fund also receives interest on the cash and debt securities maintained to cover the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value.
A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.
Purchasing put and call options. A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. These costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.
A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.
A Fund may also purchase put and call options to attempt to enhance its current return.
Options on foreign securities. It is expected that risks related to options on foreign securities will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.
Options on securities indices. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”
Price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.
A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.
Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options. The successful use of a Fund’s options strategies depends on the ability of an Adviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a call option based on an Adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an Adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.
When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.
The effective use of options also depends on a Fund’s ability to terminate option positions. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.
If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events — such as volume in excess of trading or clearing capability — were to interrupt its normal operations.
A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.
Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.
Foreign-traded options are subject to many of the same risks presented by internationally traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.
Over-the-counter (“OTC”) options purchased by a Fund and assets held to cover OTC options written by a Fund may, under certain circumstances, be considered illiquid securities for purposes of any limitation on the Fund’s ability to invest in illiquid investments.
Special Expiration Price Options. A Fund may purchase OTC puts and calls with respect to specified securities (“special expiration price options”) pursuant to which the Funds in effect may create a custom index relating to a particular industry or sector that an Adviser believes will increase or decrease in value generally as a group. In exchange for a premium, the counterparty, whose performance is guaranteed by a broker-dealer, agrees to purchase (or sell) a specified number of shares of a particular stock at a specified price and further agrees to cancel the option at a specified price that decreases straight line over the term of the option. Thus, the value of the special expiration price option is comprised of the market value of the applicable underlying security relative to the option exercise price and the value of the remaining premium. If the value of the underlying security increases (or decreases) by a prenegotiated amount, however, the special expiration price option is canceled and becomes worthless. A portion of the dividends during the term of the option are applied to reduce the exercise price if the options are exercised. Brokerage commissions and other transaction costs will reduce these Funds’ profits if the special expiration price options are exercised. A Fund will not purchase special expiration price options with respect to more than 25% of the value of its net assets, and will limit premiums paid for such options in accordance with state securities laws.

Swap Contracts
Credit Swaps. The Fixed Income Funds may invest in credit default swaps and credit default index investments. Credit derivatives allow a Fund to manage credit risk through buying and selling credit protection on specific issuers or a basket of issuers. In a credit default swap, one party pays, in effect, an insurance premium through a stream of payments to another party in exchange for the right to receive a specified return in the event of default (or similar events) by one or more third parties, such as a U.S. or foreign issuer or basket of such issuers, on their obligations. For example, as a purchaser of protection in a credit default swap, a Fund may pay a premium in return for the right to put specified bonds or loans to the counterparty upon issuer default (or similar events) at their par (or other agreed-upon) value. As a purchaser in a credit default swap, a Fund would have the risk that the investment might expire worthless. It also would involve counterparty risk — the risk that the counterparty may fail to satisfy its payment obligations to the Fund in the event of a default (or similar event). In addition, as a purchaser in a credit default swap, the Fund’s investment would only generate income in the event of an actual default (or similar event) by the issuer of the underlying obligation. As a seller of protection in a credit default swap, a Fund would in effect take a long position in the underlying security since it would be obligated to purchase the security from its counterparty upon issuer default or similar events.
In addition, the Fixed Income Funds may enter into interest rate swaps. Interest rate swaps involve the exchange between two parties of their respective commitments to pay or receive interest. For example, the Fund may agree with a counterparty to pay a fixed rate (multiplied by a notional amount) and the counterparty pay a floating rate multiplied by the same notional amount. Interest rate swaps can take a variety of other forms, such as agreements to pay the net differences between two different interest indexes or rates, even if the parties do not own the underlying instruments. The function of interest rate swaps generally is to increase or decrease a Fund’s exposure to long or short-term interest rates. For example, a Fund may enter into an interest rate swap transaction to preserve a return or spread on a particular investment or a portion of its portfolio or to protect against any increase in the price of securities the Fund anticipates purchasing at a later date.
Fixed Income Total Return Swaps. The Fixed Income Funds may enter into total return swaps. Generally, a total return swap is an agreement between two parties, pursuant to which one pays (and the other receives) an amount equal to the total return of an underlying reference asset in exchange for a regular payment, at a fixed or floating rate or the total rate of return of another financial instrument. The payment amount typically includes, among other things, income and capital gains distributions, principal repayment, or credit losses. Underlying reference assets typically include, among other things, a note, bond, or a securities index. A Fund may take either side in a total return swap. That is, a Fund may receive or pay the total return on the underlying reference asset. A fixed income total return swap may be written on many different kinds of underlying reference assets, and may include different indices for various kinds of debt securities (for example, U.S. investment-grade bonds, high yield bonds, or emerging market bonds). A fixed income total return swap is similar to other kinds of swaps, such as interest rate swaps involving payment streams that are exchanged between a fund and the counterparty.
Futures Contracts. A Fund may enter into interest rate futures contracts and securities index futures contracts (collectively referred to as “financial futures contracts”) for hedging or other purposes. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument during a specified future period at a specified price. Securities index futures contracts, which are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made, are similar in economic effect, but they are based on a specific index of securities (rather than on specified securities) and are settled in cash.
The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).
Positions in index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures.
There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a futures position when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.
Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.
Margin Payments. When a Fund purchases or sells a futures contract, it is required to deposit with its futures commission merchant or other clearing broker an amount of cash, U.S. Treasury Bills, or other permissible collateral equal to a small percentage of the amount of the futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.
Subsequent payments are received or made by a Fund, depending on the daily fluctuations in the values of the contract, in a process known as “marking to market.” These payments are called “variation margin.” For example, when a Fund sells a futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the futures contract and the value of the index underlying the futures contract.
When a Fund terminates a position in a futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.
Options on Financial Futures Contracts. A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash based on the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.
Special Risks of Transactions in Futures Contracts and Related Options. Financial futures contracts entail risks. If an Adviser’s judgment about the general direction of interest rates or markets is wrong, the Fund’s overall performance may be poorer than if no financial futures contracts had been entered into. For example, in some cases, securities called for by a financial futures contract may not have been issued at the time the contract was written. In addition, the market prices of financial futures contracts may be affected by certain factors.
Liquidity Risks. Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a futures position at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures are used to hedge portfolio securities, such securities will not generally be sold until the financial futures can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures.
The ability to establish and close out positions in options on futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging Risks. There are several risks in connection with the use by a Fund of futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge. This risk may be reduced by purchasing and selling, to the extent possible, futures contracts and related options on securities and indexes the movements of which will generally correlate closely with movements in the prices of the underlying securities or index and the Fund’s portfolio securities sought to be hedged.
Successful use of futures contracts and options by a Fund for hedging purposes is also subject to an Adviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of futures, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an Adviser still may not result in a successful hedging transaction over a very short time period.
Other Risks. A Fund will incur brokerage fees in connection with its futures and options transactions. In addition, while futures contracts and options on futures will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of futures and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the futures position and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.
Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) pursuant to Rule 4.5 under the CEA (the “exclusion”) promulgated by the U.S. Commodity Futures Trading Commission (the “CFTC”). Accordingly, neither the Funds nor the Adviser (with respect to the Funds) is subject to registration or regulation as a “commodity pool operator” under the CEA. Each Fund’s ability to invest in certain financial instruments regulated under the CEA (“commodity interests”) (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) is limited by the Adviser’s intention to operate the Fund in a manner that would permit the Fund to continue to claim the exclusion under Rule 4.5, which may adversely affect the Fund’s total return. In the event a Fund becomes unable to rely on the exclusion in Rule 4.5 and the Adviser is required to register with the CFTC as a commodity pool operator with respect to a Fund, the Fund’s expenses may increase, adversely affecting that Fund’s total return.
Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of options and futures trading in light of market volatility. Among the actions that have been taken or proposed to be taken are new limits and reporting requirements for speculative positions, particularly in the energy markets, new or more stringent daily price fluctuation limits for futures and options transactions, and increased margin requirements for various types of futures transactions. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of the instruments in which the Funds invest.
Foreign Currency Transactions. A Fund may engage in currency exchange transactions to protect against uncertainty in the level of future foreign currency exchange rates and to increase current return.
There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it.
When a Fund engages in foreign currency transactions for hedging purposes, it may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts.
For transaction hedging purposes, a Fund may also purchase exchange-listed and over-the-counter call and put options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until expiration of the option. A put option on currency gives a Fund the right to sell a currency at a specified exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on currency gives a Fund the right to purchase a currency at the exercise price until the expiration of the option.
When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. In connection with position hedging, a Fund may purchase put or call options on foreign currency and foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. A Fund may also purchase or sell foreign currency on a spot basis.
The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.
It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write covered call options on those currencies.
Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.
A Fund may also seek to increase its current return by purchasing and selling foreign currency on a spot basis, by purchasing and selling options on foreign currencies and on foreign currency futures contracts, and by purchasing and selling foreign currency forward contracts.
The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.
Currency Forward and Futures Contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.
Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.
At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.
Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.
Foreign Currency Options. Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have been listed on several exchanges. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.
The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.
There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the U.S. options markets.
Foreign Currency Conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.
Convertible Securities
Convertible securities include bonds, debentures, notes, preferred stocks, and other securities that may be converted into or exchanged for, at a specific price or formula within a particular period of time, a prescribed amount of common stock or other equity securities of the same or a different issuer. Convertible securities entitle the holder to receive interest paid or accrued on debt or dividends paid or accrued on preferred stock until the security matures or is redeemed, converted, or exchanged.
The market value of a convertible security is a function of its “investment value” and its “conversion value.” A security’s “investment value” represents the value of the security without its conversion feature (i.e., a nonconvertible fixed income security). The investment value may be determined by reference to its credit quality and the current value of its yield to maturity or probable call date. At any given time, investment value is dependent upon such factors as the general level of interest rates, the yield of similar nonconvertible securities, the financial strength of the issuer and the seniority of the security in the issuer’s capital structure. A security’s “conversion value” is determined by multiplying the number of shares the holder is entitled to receive upon conversion or exchange by the current price of the underlying security.

If the conversion value of a convertible security is significantly below its investment value, the convertible security will trade like nonconvertible debt or preferred stock and its market value will not be influenced greatly by fluctuations in the market price of the underlying security. Conversely, if the conversion value of a convertible security is near or above its investment value, the market value of the convertible security will be more heavily influenced by fluctuations in the market price of the underlying security.
A Fund’s investments in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into common stock or other equity securities at a specified date and a specified conversion ratio, or that are convertible at the option of the issuer. Because conversion of the security is not at the option of the holder, a Fund may be required to convert the security into the underlying common stock even at times when the value of the underlying common stock or other equity security has declined substantially.
A Fund’s investments in convertible securities, particularly securities that are convertible into securities of an issuer other than the issuer of the convertible security, may be illiquid. A Fund may not be able to dispose of such securities in a timely fashion or for a fair price, which could result in losses to the Fund.
Debt Securities
Corporate Obligations. Corporate debt obligations include bonds, debentures and notes. Debentures represent unsecured promises to pay, while notes and bonds may be secured by mortgages on real property or security interests in personal property. Bonds include, but are not limited to, debt instruments with maturities of approximately one year or more, debentures, mortgage-related securities, stripped government securities and zero-coupon obligations. Bonds, notes and debentures in which the Funds may invest may differ in interest rates, maturities and times of issuance. The market value of a Fund’s fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the price of longer maturity securities also are subject to greater market fluctuations as a result of changes in interest rates.
Changes by nationally recognized statistical rating organizations (“NRSROs”) in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal also affect the value of these investments. Except under conditions of default, changes in the value of a Fund’s securities will not affect cash income derived from these securities but may affect the Fund’s net asset value per share (“NAV”). Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition. See Appendix A to this SAI for a more detailed discussion of securities ratings.
Investment-Grade and High-Quality Securities. The Funds may invest in “investment-grade” obligations, which are those that are rated at the time of purchase within the four highest rating categories assigned by an NRSRO or, if unrated, are obligations that the Adviser determines to be of comparable quality. The applicable securities ratings are described in Appendix A to this SAI. “High-quality” short-term obligations are those obligations that, at the time of purchase, (1) possess a rating in one of the two highest ratings categories from at least one NRSRO (for example, commercial paper rated “A-1” or “A-2” by S&P Global Ratings (“S&P”) or “P-1” or “P-2” by Moody’s Investors Service, Inc. (“Moody’s”)) or (2) are unrated by an NRSRO but are determined by the Adviser to present minimal credit risks and to be of comparable quality to rated instruments eligible for purchase by the Funds under guidelines adopted by the Board.
Lower-Rated Debt Securities. A Fund may purchase lower-rated debt securities, sometimes referred to as “junk bonds.” For all of the Funds, a security will be considered to be below investment grade if it is rated Ba1 or lower by Moody’s and BB+ or lower by S&P, or if unrated, has been determined by the Adviser to be of comparable quality. See Appendix A for a description of these ratings.
The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by Moody’s or S&P does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security.
Like those of other fixed-income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed-income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed-income securities generally will decline. Securities with floating interest rates (which are typically lower-rated securities) generally are less sensitive to interest rate changes, but may decline in value if their interest rates do not rise as much as interest rates in general. However, extreme increases in prevailing interest rates may cause an increase in floating rate security issuer defaults, which may cause a further decline in a Fund’s value. A decrease in interest rates could adversely affect the income earned by a Fund from its floating rate securities. In addition, the values of lower-rated securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments.
Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s NAV.
Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buyout” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.
Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair value of such securities for purposes of computing a Fund’s NAV. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s NAV. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.
Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.
Lower rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (1) reliable and objective information about the value of lower rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (2) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (3) companies that issue lower rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (4) when other institutional investors dispose of their holdings of lower rated debt securities, the general market and the prices for such securities could be adversely affected; and (5) the market for lower rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.
Convertible and Exchangeable Debt Obligations. A convertible debt obligation is typically a bond or preferred stock that may be converted at a stated price within a specified period of time into a specified number of shares of common stock of the same or a different issuer. Convertible debt obligations are usually senior to common stock in a corporation’s capital structure, but usually are subordinate to similar non-convertible debt obligations. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar non-convertible debt obligation), a convertible debt obligation also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the common stock into which it is convertible.
An exchangeable debt obligation is debt that is redeemable in either cash or a specified number of common shares of a company different from the issuing company. Exchangeable debt obligations have characteristics and risks similar to those of convertible debt obligations and behave in the market place the same way as convertible debt obligations.
In general, the market value of a convertible debt obligation is at least the higher of its “investment value” (i.e., its value as a fixed income security) or its “conversion value” (i.e., the value of the underlying share of common stock if the security is converted). As a fixed-income security, a convertible debt obligation tends to increase in market value when interest rates decline and tends to decrease in value when interest rates rise. However, the price of a convertible debt obligation also is influenced by the market value of the security’s underlying common stock. Thus, the price of a convertible debt obligation tends to increase as the market value of the underlying stock increases, and tends to decrease as the market value of the underlying stock declines. While no securities investment is without some risk, investments in convertible debt obligations generally entail less risk than investments in the common stock of the same issuer.
Securities received upon conversion of convertible debt obligations or upon exercise of call options or warrants forming elements of synthetic convertibles (described below) may be retained temporarily to permit orderly disposition or to defer realization of gain or loss for federal tax purposes, and will be included in calculating the amount of the Fund’s total assets invested in true and synthetic convertibles.
The Funds may invest in securities convertible into common stock, such as convertible bonds, convertible notes, and convertible preferred stocks. In making investment decisions involving convertible securities, the Adviser considers the attractiveness of the underlying common stock, the financial condition of the issuer, the effect on portfolio diversification, equity sensitivity or delta, current income or yield, upside/downside analysis (how the Adviser expects the convertible security to perform over a given time period given a change in the underlying common stock), convertible valuation (convertible price relative to its theoretical value), and the liquidity of the security.
Certificates of Deposit (“CDs”) are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. A Fund may invest in CDs and demand and time deposits of domestic and foreign banks and savings and loan associations, if (a) at the time of purchase such financial institutions have capital, surplus and undivided profits in excess of $100 million (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (FDIC) or the Savings Association Insurance Fund.
Eurodollar CDs are U.S. dollar-denominated CDs issued by branches of foreign and domestic banks located outside the United States. Eurodollar time deposits are U.S. dollar-denominated deposits in a foreign branch of a United States bank or a foreign bank.
Yankee CDs are issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States.
Canadian Time Deposits are U.S. dollar-denominated CDs issued by Canadian offices of major Canadian banks.
Commercial Paper is comprised of unsecured promissory notes, usually issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return. In addition to corporate issuers, borrowers that issue municipal securities also may issue tax-exempt commercial paper. The Funds will purchase only commercial paper that is rated, at the time of purchase, in one of the two highest rating categories by at least one NRSRO. To the extent that the ratings accorded by NRSROs may change as a result of changes in their rating systems, the Funds will attempt to use comparable ratings as standards for its investments, in accordance with the investment policies contained herein. Where necessary to ensure that an instrument meets, or is of comparable quality to, a Fund’s rating criteria, the Fund may require that the issuer’s obligation to pay the principal of, and the interest on, the instrument be backed by insurance or by an unconditional bank letter or line of credit, guarantee, or commitment to lend. In addition, each of the Funds may acquire commercial paper and corporate bonds of issuers that are not rated but are determined by the Adviser at the time of purchase to be of comparable quality to instruments of issuers that may be acquired by such Fund as previously described.
Trust-Preferred Securities
Trust-preferred (or “capital”) securities, which are issued by entities such as special purpose bank subsidiaries, currently are permitted to treat the interest payments as a tax-deductible cost. Capital securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, capital securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities retain the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an incidence of default. At the present time, the Internal Revenue Service (the “IRS”) treats capital securities as debt. In the event that the tax treatment of interest payments of these types of securities is modified, a Fund will reconsider the appropriateness of continued investment in these securities.
Some of a Fund’s investments may have variable interest rates. When an instrument provides for periodic adjustments to its interest rate, fluctuations in principal value may be minimized. However, changes in the coupon rate can lag behind changes in market rates, which may adversely affect a Fund’s performance.

Income Deposit Securities
Each income deposit security (“IDS”) represents two separate securities, shares of common stock and subordinated notes issued by the same company, that are combined into one unit that trades like a stock on an exchange. Holders of IDSs receive dividends on the common shares and interest at a fixed rate on the subordinated notes to produce a blended yield. An IDS is typically listed on a stock exchange, but the underlying securities typically are not listed on the exchange until a period of time after the listing of the IDS or upon the occurrence of certain events (e.g., a change of control of the issuer of the IDS). When the underlying securities are listed, the holders of IDSs generally have the right to separate the components of the IDSs and trade them separately.
There may be a thinner and less active market for IDSs than that available for other securities. The value of an IDS will be affected by factors generally affecting common stock and subordinated debt securities, including the issuer’s actual or perceived ability to pay interest and principal on the notes and pay dividends on the stock.
The U.S. federal income tax treatment of IDSs is not entirely clear and there is no authority that directly addresses the tax treatment of securities with terms substantially similar to IDSs. Among other things, although it is expected that the subordinated notes portion of an IDS will be treated as debt, if it is characterized as equity rather than debt, then interest paid on the notes could be treated as dividends (to the extent paid out of the issuer’s earnings and profits). Such dividends would not likely qualify for favorable long-term capital gains rates currently available to dividends on other types of equity.
Indexed Securities
A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, precious metals or other commodities, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Gold-indexed securities, for example, typically provide for a maturity value that depends on the price of gold, resulting in a security whose price tends to rise and fall together with gold prices. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security whose price characteristics are similar to a put option on the underlying currency. Currency-indexed securities also may have prices that depend on the values of a number of different foreign currencies relative to each other.
The performance of indexed securities depends to a great extent on the performance of the security, currency, commodity or other instrument to which they are indexed, and also may be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates. Issuers of indexed securities include, among others, banks, corporations, and certain U.S. government agencies.
Loans
A Fund may invest in loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. Alternatively, a Fund may invest in loans through novations, assignments and participating interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan or acquires a participation interest in a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor or participating institution to demand payment and enforce rights under the loan. (There may be one or more assignors or participating institutions prior in time to the Fund.)
Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buyouts and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buyout” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions. Further, loans and other forms of direct indebtedness may not be considered “securities” for certain purposes under the federal securities laws, and purchasers, such as the Fund, therefore may not be entitled to rely on the anti-fraud and misrepresentation protections of the federal securities laws.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.
If a Fund only acquires a participation in the loan made by a third party, the Fund may not be able to control the exercise of any remedies that the lender would have under the loan. In addition, a Fund may have to rely on the lender that sold the participation to demand and receive payments in respect of the loans, and to pay those amounts on to the Fund; the Fund will be subject to the risk that the lender that sold the participation may be unwilling or unable to do so. In such a case, the Fund would not likely have any rights over against the borrower directly.
Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.
The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.
Repurchase Agreements
A repurchase agreement is a contract under which the Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The value of the underlying securities in such transactions will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.
To the extent that a Fund has invested a substantial portion of its assets in repurchase agreements, the Fund’s investment return on such assets, and potentially the Fund’s ability to achieve its investment objectives, will depend on the counterparties’ willingness and ability to perform their obligations under the repurchase agreements.
Rule 18f-4 permits a Fund to treat reverse repurchase transactions (and other similar financing transactions) either as borrowings or as “derivatives transactions” subject to the risk-based limits of Rule 18f-4, and does not require the Fund to maintain segregated assets to meet its asset coverage requirements.
U.S. Government Agency and Instrumentality Securities
U.S. government agency securities are debt obligations issued by agencies or authorities controlled by and acting as instrumentalities of the U.S. government established under authority granted by Congress. U.S. government agency obligations include, but are not limited to, those issued by the Bank for Co-operatives, FHLBs, Federal Intermediate Credit Banks, and Fannie Mae. U.S. government instrumentality obligations include, but are not limited to, those issued by the Export-Import Bank and Farmers Home Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities are supported by the full faith and credit of the U.S. Treasury; others, by the right of the issuer to borrow from the U.S. Treasury; others, by discretionary authority of the U.S. government to purchase certain obligations of the agency or instrumentality; and others, only by the credit of the agency or instrumentality. No assurance can be given that the U.S. government will provide financial support to such U.S. government sponsored agencies or instrumentalities in the future, since it is not obligated to do so by law. To the extent a Fund invests in U.S. government securities that are not backed by the full faith and credit of the U.S. Treasury, such investments may involve a greater risk of loss of principal and interest since the Fund must look principally or solely to the issuing or guaranteeing agency or instrumentality for repayment.
U.S. Treasury Bills. U.S. Treasury Bills are issued with maturities of up to one year. Three-month bills are currently offered by the U.S. Treasury on a 13-week cycle and are auctioned each week by the U.S. Treasury. Bills are issued in bearer form only and are sold only on a discount basis, and the difference between the purchase price and the maturity value (or the resale price if they are sold before maturity) constitutes the interest income for the investor. Although a Fund may hold securities that carry U.S. government guarantees, these guarantees do not extend to shares of the Fund itself and do not guarantee the market prices of the securities.

Interfund Borrowing and Lending
Certain funds in the Victory Funds Complex have obtained an exemptive order from the SEC allowing them to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds may lend or borrow money for temporary purposes directly to or from one another (an “Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. All Interfund Loans will consist only of uninvested cash reserves that the lending fund otherwise would invest in short-term repurchase agreements or other short-term instruments.
If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank borrowing, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default by the Fund will automatically (without need for action or notice by the lending fund) constitute an immediate event of default under the master interfund lending agreement, entitling the lending fund to call the Interfund Loan immediately (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing fund.
A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the interfund borrowing total 10% or less of its total assets, provided that if the borrowing fund has a secured loan outstanding from any other lender, including but not limited to another fund, the lending fund’s Interfund Loan will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a borrowing fund’s total outstanding borrowings immediately after an Interfund Loan would be greater than 10% of its total assets, the Fund may borrow through the Interfund Lending Program only on a secured basis. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s fundamental restrictions or non-fundamental policies.
No Fund may lend to another fund through the Interfund Lending Program if the loan would cause the lending fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one fund shall not exceed 5% of the lending fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund borrowing and lending are designed to minimize the risks associated with interfund borrowing and lending for both a lending fund and a borrowing fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another fund, there is a risk that the Interfund Loan could be called on one business day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another fund. Interfund Loans are subject to the risk that a borrowing fund could be unable to repay the loan when due, and a delay in repayment to a lending fund or from a borrowing fund could result in a lost investment opportunity or additional costs. No Fund may borrow more than the amount permitted by its investment limitations. The Interfund Lending Program is subject to the oversight and periodic review of the Board.
Short Sales
Short sales are transactions in which the Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will typically be retained by the broker until the short position is closed out. The Fund also will incur transaction costs in effecting short sales, including the cost of making the lender whole for any dividends or interest paid on the securities during the period of the loan.
A Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. A Fund will generally realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest, or expenses the Fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Fund over the price at which it was sold short will result in a loss to the Fund. There can be no assurance that a Fund will be able to close out the position at any particular time or at an acceptable price. There is no limit on the amount of money a Fund may lose on a short sale.

A Fund’s ability to engage in short sales may from time to time be limited or prohibited because of the inability to borrow certain securities in the market, legal restrictions on short sales, or other reasons.
Foreign Investments
Investments in foreign securities may involve considerations different from investments in domestic securities due to limited publicly available information, non-uniform accounting standards, lower trading volume and possible consequent illiquidity, greater volatility in price, the possible imposition of withholding or confiscatory taxes, the possible adoption of foreign governmental restrictions affecting the payment of principal and interest, expropriation of assets, nationalization, or other adverse political or economic developments. Foreign companies may not be subject to auditing and financial reporting standards and requirements comparable to those which apply to U.S. companies. Foreign brokerage commissions and other fees are generally higher than in the United States. It may be more difficult to obtain and enforce a judgment against a foreign issuer. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those foreign countries.
In addition, to the extent that a Fund’s foreign investments are not U.S. dollar-denominated, the Fund may be affected favorably or unfavorably by changes in currency exchange rates or exchange control regulations and may incur costs in connection with conversion between currencies.
Several foreign governments permit investments by non-residents only through participation in certain specifically organized investment companies. Subject to the provisions of the 1940 Act, a Fund may invest in the shares of such other investment companies.
In addition, a Fund may also invest a portion of their assets in unit trusts organized in the United Kingdom (which are analogous to U.S. mutual funds) and which invest in smaller foreign markets than those in which a Fund would ordinarily invest directly.
Developing Countries. The considerations noted above for foreign investments generally are intensified for investments in developing countries. These risks include (i) volatile social, political, and economic conditions; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) the existence of national policies which may restrict a Fund’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in certain developing countries, of a capital market structure or market-oriented economy; (vii) economies based on only a few industries; (viii) the possibility that recent favorable economic developments, as applicable, in certain developing countries may be slowed or reversed by unanticipated political or social events in such countries; and (ix) in certain emerging markets, systems of share registration and custody that create certain risks of loss (including the risk of total loss) that are not normally associated with investments in other securities markets.
Depositary Receipts. A Fund may invest in sponsored or unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), GDRs, International Depositary Receipts (“IDRs”) and other types of depositary receipts (which, together with ADRs, EDRs, GDRs and IDRs are hereinafter referred to as “Depositary Receipts”). Depositary Receipts provide indirect investment in securities of foreign issuers. Prices of unsponsored Depositary Receipts may be more volatile than if they were sponsored by the issuer of the underlying securities. Depositary Receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the stock of unsponsored Depositary Receipts are not obligated to disclose material information in the United States and, therefore, there may not be a correlation between such information and the market value of the Depositary Receipts.
ADRs are depositary receipts which are bought and sold in the United States and are typically issued by a U.S. bank or trust company which evidences ownership of underlying securities by a foreign corporation. GDRs, IDRs and other types of Depositary Receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a United States corporation. Generally, Depositary Receipts in registered form are designed for use in the U.S. securities markets and Depositary Receipts in bearer form are designed for use in securities markets outside the United States.
For purposes of a Fund’s investment policies, a Fund’s investments in ADRs, GDRs, IDRs and other types of Depositary Receipts will be deemed to be investments in the underlying securities. Depositary Receipts, including those denominated in U.S. dollars will be subject to foreign currency exchange rate risk. However, by investing in U.S. dollar-denominated ADRs rather than directly in foreign issuers’ stock, a Fund avoids currency risks during the settlement period. In general, there is a large, liquid market in the United States for most ADRs. However, certain Depositary Receipts may not be listed on an exchange and therefore may be illiquid investments.

Investing through Stock Connect. Certain Funds may invest in developing markets through trading structures or protocols that subject them to certain risks (such as risks associated with illiquidity, custody of assets, different settlement and clearance procedures, asserting legal title under developing legal and regulatory regimes and other risks) to a greater degree than in developed markets or even other developing markets. For example, a Fund may invest in certain eligible Chinese securities (“China A-Shares”) listed and traded on Chinese stock exchanges such as the Shanghai Stock Exchange (“SSE”) through the Hong Kong—Shanghai Stock Connect (“Stock Connect”) program. Stock Connect is a securities trading and clearing program developed by the Hong Kong Stock Exchange (“SEHK”), SSE, Hong Kong Securities Clearing Company Limited and China Securities Depository and Clearing Corporation Limited for the establishment of mutual market access between SEHK and SSE. Stock Connect is subject to regulations promulgated by regulatory authorities for both SSE and SEHK. Further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely affect Stock Connect and the value of the China A-Shares held by a Fund. There is no guarantee that the systems required to operate Stock Connect will function properly or will continue to be adapted to changes and developments in both markets or that both exchanges will continue to support Stock Connect in the future. In the event that the relevant systems do not function properly, trading through Stock Connect could be disrupted.
Although trading through Stock Connect is not subject to individual investment quotas, daily and aggregate investment quotas apply to the aggregate volume of trading on Stock Connect, which may restrict or preclude a Fund’s ability to invest in Stock Connect securities or to enter into or exit trades on a timely basis. In addition, Stock Connect securities generally may not be sold, purchased or otherwise transferred other than through Stock Connect pursuant to the program’s rules, which may further subject a Fund to liquidity risk in respect of China A-Shares. Stock Connect can only operate when both Chinese and Hong Kong markets are open for trading and when banking services are available in both markets on the corresponding settlement days. As a result, if either or both of these markets are closed on a U.S. trading day, a Fund may not be able to dispose of its China A-Shares in a timely manner, which could adversely affect the Fund’s performance. Because of the way in which China A-Shares are held through Stock Connect, a Fund may not be able to exercise the rights of a shareholder and may be limited in its ability to pursue claims against the issuer of a security, and may suffer losses in the event the depository of the SSE becomes insolvent. Only certain China A-shares are eligible to be accessed through Stock Connect. Such securities may lose their eligibility at any time, in which case they presumably could be sold but could no longer be purchased through Stock Connect. Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker.
International and Foreign Debt Securities
International Bonds include Yankee and Euro obligations, which are U.S. dollar-denominated international bonds for which the primary trading market is in the United States (Yankee Bonds), or for which the primary trading market is abroad (Eurodollar Bonds). International bonds also include Canadian and supranational agency bonds (e.g., those issued by the International Monetary Fund). (See “Foreign Debt Securities” for a description of risks associated with investments in foreign securities.)
Foreign Debt Securities. Investments in securities of foreign companies generally involve greater risks than are present in U.S. investments. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign stock exchanges, brokers and listed companies.
Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those prevalent in the United States Securities of some foreign companies are less liquid, and their prices more volatile, than securities of comparable U.S. companies. Settlement of transactions in some foreign markets may be delayed or may be less frequent than in the United States, which could affect the liquidity of a Fund’s investment.
In addition, with respect to some foreign countries, there is the possibility of nationalization, expropriation, or confiscatory taxation; limitations on the removal of securities, property, or other assets of a Fund; political or social instability; increased difficulty in obtaining legal judgments; or diplomatic developments that could affect U.S. investments in those countries. The Adviser will take such factors into consideration in managing a Fund’s investments.
Since most foreign debt securities are not rated, a Fund will invest in those foreign debt securities based on the Adviser’s analysis without relying on published ratings. Achievement of a Fund’s goals, therefore, may depend more upon the abilities of the Adviser than would otherwise be the case. The value of the foreign debt securities held by a Fund, and thus the NAV of a Fund’s shares, generally will fluctuate with (a) changes in the perceived creditworthiness of the issuers of those securities, (b) movements in interest rates, and (c) changes in the relative values of the currencies in which a Fund’s investments in debt securities are denominated with respect to the U.S. dollar. The extent of the fluctuation will depend on various factors, such as the average maturity of a Fund’s investments in foreign debt securities, and the extent to which a Fund hedges its interest rate, credit and currency exchange rate risks. A longer average maturity generally is associated with a higher level of volatility in the market value of such securities in response to changes in market conditions. In the event of default, there may be limited or no legal recourse in that, generally, remedies for defaults must be pursued in the courts of the defaulting party.

Foreign Currency Considerations. Because investments in foreign securities usually involve currencies of foreign countries, and because a Fund may hold foreign currencies and forward contracts, futures contracts, options on foreign currencies and foreign currency futures contracts and other currency related instruments, the value of the assets of a Fund as measured in U.S. dollars may be affected favorably or unfavorably by changes in foreign currency exchange rates and exchange control regulations, and a Fund may incur costs and experience conversion difficulties and uncertainties in connection with conversions between various currencies. Fluctuations in exchange rates may also affect the earning power and asset value of the foreign entity issuing the security.
The value of securities denominated in or indexed to foreign currencies and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. The strength or weakness of the U.S. dollar against these currencies is responsible for part of a Fund’s investment performance. If the dollar falls in value relative to the Japanese yen, for example, the dollar value of a Japanese stock held in the portfolio will rise even though the price of the stock remains unchanged. Conversely, if the dollar rises in value relative to the yen, the dollar value of the Japanese stock will fall. Many foreign currencies have experienced significant devaluation relative to the dollar.
Although a Fund values its assets daily in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the “spread”) between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through entering into options or forward or futures contracts to purchase or sell foreign currencies.
Other Pooled Investment Vehicles
A Fund may invest in securities of other pooled investment vehicles, including shares of open- or closed-end investment companies and exchange-traded funds (“ETFs”). Provisions of the 1940 Act may limit the ability of a Fund to invest in certain investment companies or may limit the amount of its assets that a Fund may invest in any investment company or investment companies in general.
As an investor in a pooled investment vehicle, a Fund will bear its ratable share of that investment company’s expenses, in addition to the fees and expenses the Fund bears directly in connection with its own operations. These securities represent interests in professionally managed portfolios that may invest in various types of instruments pursuant to a wide range of investment styles. A Fund would also bear the risk of all of the underlying investments held by the other investment company. An investment company may not achieve its investment objective.
Except for investments in money market funds, a Fund may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies. Each Fund may purchase and redeem shares issued by a money market fund without limit, provided that either: (1) the Fund pays no “sales charge” or “service fee” (as each of those terms is defined in the FINRA Conduct Rules); or (2) the Adviser waives its advisory fee in an amount necessary to offset any such sales charge or service fee. For purposes of this investment restriction, a “money market fund” is either: (1) an open-end investment company registered under the 1940 Act and regulated as a money market fund in accordance with Rule 2a-7 under the 1940 Act; or (2) a company that is exempt from registration as in investment company under Sections 3(c)(1) or 3(c)(7) of the 1940 Act and that: (a) limits its investments to those permitted under Rule 2a-7 under the 1940 Act; and (b) undertakes to comply with all the other requirements of Rule 2a-7, except that, if the company has no board of directors, the company’s investment adviser performs the duties of the board of directors.
ETFs are investment companies whose shares trade throughout the day on an exchange. ETF shares are sold directly only to authorized participates in large units (e.g. 50,000 shares or more) (“creation units”). A creation unit generally represents a bundle of securities or commodities that replicates, or is a representative sample of, a particular index or commodity and that is deposited with the ETF. Once owned, the individual shares comprising each creation unit are traded on an exchange in secondary market transactions for cash. The secondary market for ETF shares allows them to be readily converted into cash, like commonly traded stocks. The combination of primary and secondary markets permits ETF shares to be traded throughout the day close to the value of the ETF’s underlying portfolio securities. A Fund would purchase and sell individual shares of ETFs in the secondary market. These secondary market transactions require the payment of commissions. Some ETFs seek is to achieve the same rate of return as a particular market index or commodity. ETFs that use a “passive” investment strategy and will not attempt to take defensive positions in volatile or declining markets. Other ETFs are actively managed portfolios rather than being based upon an underlying index.
Absent any other investment restrictions to the contrary, Rule 12d1-4 under the 1940 Act (“Rule 12d1-4”), generally permits a Fund to invest in ETFs in excess of the limits set forth in Section 12(d) of the 1940 Act, subject to the conditions of Rule 12d1-4.

Unit investment trusts (“UITs”) are investment companies that hold a fixed portfolio of securities until the fixed maturity date of the UIT. The Funds would generally only purchase UITs in the secondary market for cash, which would result in the payment of commissions.
ETF and UIT shares are subject to the same risk of price fluctuation due to supply and demand as any other stock traded on an exchange, which means that a Fund could receive less from the sale of shares of an ETF or UIT it holds than it paid at the time it purchased those shares. Furthermore, there may be times when the exchange halts trading, in which case a Fund owning ETF or UIT shares would be unable to sell them until trading is resumed. There can be no assurance that an ETF or UIT will continue to meet the listing requirements of the exchange or that an active secondary market will develop for shares. In addition, because ETFs and UITs invest in a portfolio of common stocks or other instruments or commodities, the value of an ETF or UIT could decline if prices of those instruments or commodities decline. An overall decline of those instruments or commodities comprising an ETF’s or UIT’s benchmark index could have a greater impact on the ETF or UIT and investors than might be the case in an investment company with a more widely diversified portfolio. Losses could also occur if the ETF or UIT is unable to replicate the performance of the chosen benchmark index. There may be times when the market price for an ETF or UIT and its NAV vary significantly and a Fund may pay more than (premium) or less than (discount) NAV when buying shares on the secondary market. The market price of an ETF’s or UIT’s shares includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that the shares may trade at a discount to NAV and the discount is likely to be greatest when the price of shares is falling fastest.
Other risks associated with ETFs and UITs include the possibility that: (i) an ETF’s or UIT’s distributions may decline if the issuers of the ETF’s or UIT’s portfolio securities fail to continue to pay dividends; and (ii) under certain circumstances, an ETF or UIT could be terminated. Should termination occur, the ETF or UIT could have to liquidate its portfolio securities when the prices for those securities are falling. In addition, inadequate or irregularly provided information about an ETF or UIT or its investments, because ETFs and UITs are generally passively managed, could expose investors in ETFs and UITs to unknown risks. Actively managed ETFs are also subject to the risk of underperformance relative to their chosen benchmark.
Precious Metals
The value of the investments of certain Funds may be affected by changes in the prices of gold and other precious metals. Gold and similar assets have been subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and other governmental policies, such as currency devaluations or revaluations; economic and social conditions within a country; trade imbalances; or trade or currency restrictions between countries. Because much of the world’s known gold reserves are located in South Africa, political and social conditions there may pose special risks to investments in gold. For instance, social upheaval and related economic difficulties in South Africa could cause a decrease in the share values of South African issuers. The manner and extent of a Fund’s investments in precious metals may be limited by provisions of the 1940 Act and the Fund’s intention to qualify as a regulated investment company under Subchapter M of the Code, and any such investments by the Fund may adversely affect the ability of the Fund to qualify as a regulated investment company.
Master Limited Partnerships
Master limited partnerships (“MLPs”) are limited partnerships in which ownership units are publicly traded. MLPs often own or own interests in properties or businesses that are related to oil and gas industries, including pipelines, although MLPs may invest in other types of investments, including credit-related investments. Generally, an MLP is operated under the supervision of one or more managing general partners. Limited partners (like a Fund when it invests in an MLP) are not involved in the day-to-day management of the partnership. A Fund also may invest in companies who serve (or whose affiliates serve) as the general partner of an MLP.
Investments in MLPs are generally subject to many of the risks that apply to partnerships. For example, holders of the units of MLPs may have limited control and limited voting rights on matters affecting the partnership. Fewer corporate protections may be afforded to investors in an MLP than investors in a corporation. Conflicts of interest may exist among unit holders, subordinated unit holders and the general partner of an MLP, including those arising from incentive distribution payments. MLPs that concentrate in a particular industry or region are subject to risks associated with such industry or region. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. Investments held by MLPs may be illiquid. MLP units may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.
A Fund may also hold investments in limited liability companies that have many of the same characteristics and are subject to many of the same risks as master limited partnerships.
The manner and extent of a Fund’s investments in MLPs and limited liability companies may be limited by its intention to qualify as a regulated investment company under the Code, and any such investments by the Fund may adversely affect the ability of the Fund to so qualify.

Real Estate Investment Trusts
Real estate investment trusts (“REITs”) are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests (such as mortgages). The real estate properties in which REITs invest typically include properties such as office buildings, retail and industrial facilities, hotels, apartment buildings and healthcare facilities. The yields available from equity investments in REITs depend on the amount of income and capital appreciation generated by the related properties. Investments in REITs are subject to the risks associated with real estate investments generally, including economic downturns that have an adverse effect on real estate markets, general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income. Equity REITs may be affected by changes in the value of the underlying property owned by the REIT, while mortgage REITs may be affected by the quality of any credit extended. Like regulated investment companies, REITs are generally not subject to U.S. federal income tax on income distributed to shareholders provided they comply with several requirements of the Code. The affairs of REITs are managed by the REIT’s sponsor and, as such, the performance of the REIT is dependent on the management skills of the REIT’s sponsor. REITs are not diversified (except to the extent the Code requires). REITs are also subject to interest rate risks. If a Fund makes an equity investment in a REIT, the Fund will indirectly bear its proportionate share of any expenses paid by the REIT in addition to the expenses of the Fund. REITs are subject to the risk of default by borrowers, self-liquidation, and the possibility that the REIT may fail to qualify for the exemption from tax for distributed income under the Code. Investments in REITs present certain further risks that are unique and in addition to the risks associated with investing directly in the real estate industry in general. The real estate industry has been subject to substantial fluctuations and declines on a local, regional and national basis in the past and may continue to be in the future. Real property values and income from real property may decline due to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhoods and in demographics, increases in market interest rates, or other factors. Factors such as these may adversely affect companies, which own and operate real estate directly, companies which lend to such companies, and companies which service the real estate industry. In addition, as REITs generally pay a higher rate of dividends (on a pre-tax basis) than operating companies, to the extent application of the Fund’s investment strategy results in the Fund investing in REIT shares, the percentage of the Fund’s dividend income received from REIT shares will likely exceed the percentage of the Fund’ s portfolio which is comprised of REIT shares.
Zero-Coupon Debt Securities and Payment-in-Kind Securities
A Fund may purchase zero-coupon debt securities and payment-in-kind securities (“PIKs”). The value of both zero-coupon bonds and PIK bonds may be more sensitive to fluctuations in interest rates than other bonds.
Zero-coupon securities are debt obligations which are generally issued at a discount and payable in full at maturity, and which do not provide for current payments of interest prior to maturity. Zero-coupon securities usually trade at a deep discount from their face or par value and are subject to greater market value fluctuations from changing interest rates than debt obligations of comparable maturities that make current distributions of interest. As a result, the NAV of shares of a Fund investing in zero-coupon securities may fluctuate over a greater range than shares of other mutual funds investing in securities making current distributions of interest and having similar maturities. When interest rates rise, the values of zero-coupon securities fall more rapidly than securities paying interest on a current basis, because the zero-coupon securities are locked into rates of reinvestment that become less attractive the farther rates rise. The converse is true when interest rates fall.
When debt obligations have been stripped of their unmatured interest coupons by the holder, the stripped coupons are sold separately. The principal or corpus is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic cash interest payments. Once stripped or separated, the corpus and coupons may be sold separately. Typically, the coupons are sold separately or grouped with other coupons with like maturity dates and sold in such bundled form. Purchasers of stripped obligations acquire, in effect, discount obligations that are economically identical to the zero-coupon securities issued directly by the obligor.
Zero-coupon securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though zero-coupon securities do not pay current interest in cash, a Fund is nonetheless required to accrue interest income on them and to distribute the amount of that interest at least annually to shareholders. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirement.
A Fund also may purchase PIKs. PIKs pay all or a portion of their interest or dividends in the form of additional securities. Federal tax law requires that the interest on zero-coupon bonds and PIK bonds be accrued as income to the Fund regardless of the fact that the Fund will not receive cash until such securities mature. Since the income must be distributed to shareholders, the Fund may be forced to liquidate other securities in order to make the required distribution.

Municipal Obligations
Certain of the Funds may invest without limit in municipal obligations which pay interest from similar revenue sources or securities which are offered within a single state. When municipal obligations are related in these ways, an economic, business or political development which affects one security could also affect the other related securities. This investment practice may subject a Fund to greater risks than a fund which does not concentrate its assets in this manner.
Subsequent to its purchase by a Fund, an issue of rated municipal obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the sale of such municipal obligations by the Fund. To the extent that the ratings given by Moody’s or S&P for municipal obligations may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in accordance with the investment policies contained in the Prospectus and this SAI. See Appendix A to this SAI for a more detailed discussion of securities ratings.
Municipal bonds are generally considered riskier investments than U.S. Treasury securities. Contrary to historical trends, in recent years, the market has encountered downgrades, increased rates of default and lower yields on municipal bonds. This is a product of significant reductions in revenues for many states and municipalities as well as residual effects of a generally weakened economy.
Private Investments in Public Companies
A Fund may acquire common stock or a security convertible into common stock, such as a warrant or convertible preferred stock, directly from an issuer seeking to raise capital in a private placement pursuant to Regulation D under the Securities Act. These transactions are commonly referred to as a private placement in a publicly held company, or “PIPE.” The issuer’s common stock is usually publicly traded on a U.S. securities exchange or in the OTC market, but the securities acquired will be subject to restrictions on resale imposed by U.S. securities laws absent an effective registration statement. In recognition of the illiquid nature of the securities being acquired, the purchase price paid in a PIPE transaction (or the conversion price of the convertible securities being acquired) will typically be fixed at a discount to the prevailing market price of the issuer’s common stock at the time of the transaction. As part of a PIPE transaction, the issuer usually will be contractually obligated to seek to register within an agreed upon period of time for public resale under the U.S. securities laws the common stock or the shares of common stock issuable upon conversion of the convertible securities. If the issuer fails to so register the shares within that period, the buyer may be entitled to additional consideration from the issuer (e.g. warrants to acquire additional shares of common stock), but the buyer may not be able to sell its shares unless and until the registration process is successfully completed. Thus PIPE transactions present certain risks not associated with open market purchases of equities.
Among the risks associated with PIPE transactions is the risk that the issuer may be unable to register the shares for public resale in a timely manner or at all, in which case the shares may be sold only in a privately negotiated transaction, typically at a price less than that paid, assuming a suitable buyer can be found. Disposing of the securities may involve time-consuming negotiation and legal expenses, and selling them promptly at an acceptable price may be difficult or impossible. Even if the shares are registered for public resale, the market for the issuer’s securities may nevertheless be “thin” or illiquid, making the sale of securities at desired prices or in desired quantities difficult or impossible.
While private placements may offer attractive opportunities not otherwise available in the open market, the securities purchased are usually “restricted securities” or are “not readily marketable.” Restricted securities cannot be sold without being registered under the Securities Act, unless they are sold pursuant to an exemption from registration (such as Rules 144 or 144A under the Securities Act). Securities that are not readily marketable are subject to other legal or contractual restrictions on resale.
Special Purpose Acquisition Companies
A Fund may invest in stock, warrants and other securities of special purpose acquisition companies (“SPACs”). A SPAC is typically a publicly traded company that raises funds through an initial public offering (“IPO”) for the purpose of acquiring or merging with another company to be identified subsequent to the SPAC’s IPO. If a Fund purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The securities of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. Unless and until a transaction is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market funds and similar investments whose returns or yields may be significantly lower than those of a Fund’s other investments. If an acquisition or merger that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the SPAC’s shareholders, less certain permitted expenses, and any rights or warrants issued by the SPAC will expire worthless.
Because SPACs and similar entities are in essence “blank check” companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. An investment in a SPAC is subject to a variety of risks, including that (i) a portion of the monies raised by the SPAC for the purpose of effecting an acquisition or merger may be expended prior to the transaction for payment of taxes and other expenses; (ii) a Fund generally will not receive significant income from its investments in SPACs (both prior to and after any acquisition or merger) and, therefore, the Fund’s investments in SPACs will not significantly contribute to the Fund’s distributions to shareholders; (iii)  an attractive acquisition or merger target may not be identified at all or a proposed merger or acquisition may be unable to obtain the requisite approval, if any, of SPAC shareholders and/or antitrust and securities regulators; (iv) the warrants or other rights with respect to the SPAC held by a Fund may expire worthless or may be redeemed by the SPAC at an unfavorable price; (v) the Fund may be subject to opportunity costs to the extent that alternative investments would have produced higher returns; (vi) an acquisition or merger once effected may prove unsuccessful and an investment in the SPAC may lose value; (vii) while a SPAC is seeking a transaction target, its stock may be thinly traded and/or illiquid and there can be no assurance that a market will develop, leaving a Fund unable to sell its interest in a SPAC or to sell its interest only at a price below what the Fund believes is the SPAC interest’s intrinsic value (viii) an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC; and (ix) the values of investments in SPACs may be highly volatile and may depreciate significantly over time. The proceeds of a SPAC IPO that are placed in trust are subject to risks, including the risk of insolvency of the custodian of the funds, fraud by the trustee, interest rate risk and credit and liquidity risk relating to the securities and money market funds in which the proceeds are invested.
Restricted Securities
Restricted securities are securities that generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the Securities Act, or in a registered public offering. Where registration is required, a Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, a Fund might obtain a less favorable price than that which prevailed when it decided to seek registration of the shares.
Subject to limitations on illiquid investments, the Funds may invest in restricted securities without limit.
Tobacco Settlement Revenue Bonds
Tobacco settlement revenue bonds are secured by an issuing state’s proportionate share in the Master Settlement Agreement entered into between 48 states and certain U.S. tobacco manufacturers, which together represent approximately 99% of the current combined market share of tobacco manufacturers (the “MSA”). The MSA provides for payments annually by the manufacturers to the states and jurisdictions in perpetuity, in exchange for releasing all claims against the manufacturers and a pledge of no further litigation. Tobacco manufacturers pay into a master escrow trust based on their market share, and each state receives a fixed percentage of the payment as set forth in the MSA.
A number of states have securitized the future flow of those payments by selling bonds pursuant to indentures, some through distinct governmental entities created for such purpose. The bonds are backed by the future revenue flow that is used for principal and interest payments on the bonds. Annual payments on the bonds, and thus risk to the Fund, are highly dependent on the receipt of future settlement payments to the state or its governmental entity, as well as several other factors. The actual amount of future settlement payments, therefore, is dependent on many factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Ongoing legal challenges to the MSA, a decrease in tobacco consumption, market share loss by participating tobacco companies and bankruptcy could negatively impact the ability of the tobacco companies to make payments.
Yankee Securities
Yankee securities are debt securities issued by non-U.S. corporate or government entities, but are denominated in U.S. dollars. Yankee securities trade and may be settled in U.S. markets.
Additional Risk Factors and Special Considerations
Portfolio Turnover. Many of the Funds have experienced high rates of portfolio turnover in recent years and may experience high rates of portfolio turnover in the future. Portfolio turnover generally involves a number of direct and indirect costs and expenses to a Fund, including, for example, dealer markups and bid/asked spreads and transaction costs on the sale of securities and reinvestment in other securities. Such costs have the effect of reducing a Fund’s investment return. A higher portfolio turnover rate can cause a Fund to realize increased capital gains including short-term capital gains, taxable to shareholders as ordinary income when distributed to them.
Temporary Defensive Strategies. At times, an Adviser may judge that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, an Adviser may (but will not necessarily), without notice, temporarily use alternative strategies, primarily designed to reduce fluctuations in the values of the Fund’s assets. In implementing these “defensive strategies,” a Fund may hold assets in cash and cash equivalents and in other investments an Adviser believes to be consistent with the Fund’s best interests. If any such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.
New or Smaller Funds. Funds with limited operating history and/or small asset base may involve additional risk. For example, there can be no assurance that a new or smaller Fund will grow to or maintain an economically viable size. Should a Fund not grow to or maintain an economically viable size, the Board may determine to liquidate the Fund. Although the interests of shareholders in each Fund are the principal concern of the Board, in the event the Board determines to liquidate a Fund, the timing of any possible liquidation might not be favorable to certain individual shareholders.
Impact of Activity by Other Shareholders. The Funds, like all mutual funds, pool the investments of many investors. Actions by one shareholder or multiple shareholders may have an impact on the Fund and, therefore, indirectly on other shareholders. For example, significant levels of new investments in the Fund by shareholders may cause the Fund to have more cash than would otherwise be the case, which may have a positive or negative impact on Fund performance. Similarly, redemption activity might cause the Fund to sell portfolio securities, which may increase transaction costs that, in effect, would be borne by all shareholders, not just the redeeming shareholders. The sale of portfolio securities to cover redemption requests may accelerate the realization of income and cause a Fund to make taxable distributions to shareholders earlier than the Fund otherwise could have. In addition, under certain circumstances, non-redeeming shareholders may be treated as receiving a disproportionately large taxable distribution during or with respect to a year in which there are large redemptions. To the extent a larger shareholder invests in a Fund or the markets are highly volatile, the Fund may experience large inflows or outflows of cash from time to time. This activity could magnify these adverse effects on the Fund.
Recent Market Conditions and Events. Global economies and financial markets are increasingly interconnected, which increases the possibilities that conditions in one country or region might adversely affect issuers in another country or region. Geopolitical and other risks, including war, terrorism, trade disputes, political or economic dysfunction within some nations, public health crises and related geopolitical events, as well as environmental disasters such as earthquakes, fires, and floods, may add to instability in world economies and markets generally. Changes in trade policies and international trade agreements could affect the economies of many countries in unpredictable ways. Likewise, systemic market dislocations of the kind that occurred during the financial crisis that began in 2008, if repeated, would be highly disruptive to economies and markets, adversely affecting individual companies and industries, securities markets, interest rates, credit ratings, inflation, investor sentiment, and other factors affecting the value of a Fund’s investments. Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis, which may also affect the value of a Fund’s investments.
Political and diplomatic events within the United States, including a contentious domestic political environment, changes in political party control of one or more branches of the U.S. government, the U.S. government's inability at times to agree on a long-term budget and deficit reduction plan, the threat of a U.S. government shutdown, and disagreements over, or threats not to increase, the U.S. government's borrowing limit (or “debt ceiling”), as well as political and diplomatic events abroad, may affect investor and consumer confidence and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. A downgrade of the ratings of U.S. government debt obligations, or concerns about the U.S. government's credit quality in general, could have a substantial negative effect on the U.S. and global economies. Moreover, although the U.S. government has honored its credit obligations, there remains a possibility that the United States could default on its obligations. The consequences of such an unprecedented event are impossible to predict, but it is likely that a default by the United States would be highly disruptive to the U.S. and global securities markets and could significantly impair the value of the Funds’ investments.
Certain illnesses spread rapidly and have the potential to significantly and adversely affect the global economy and the value of a Fund’s investments. Outbreaks of illnesses and diseases, such as severe acute respiratory syndrome (SARS), influenza of various types and, most recently, COVID-19, or other similarly infectious diseases, may have material adverse impacts on a Fund and its performance. Epidemics and/or pandemics, such as COVID-19, have and may further result in, among other things, border closings and other significant travel restrictions and disruptions, significant disruptions to business operations, supply chains and customer activity, significant challenges to healthcare service preparation and delivery, and quarantines and stay-at-home orders, as well as general concern and uncertainty that has negatively affected the economic environment. These impacts have caused significant volatility and declines in global financial markets, which have caused losses for investors. The impact of COVID-19, and other epidemics and/or pandemics that may arise in the future, and may affect the economies of many nations, individual companies and the global securities and commodities markets, including their liquidity, in ways that cannot necessarily be foreseen at the present time. Historical patterns of correlation among asset classes may break down in unanticipated ways during times of high volatility, disrupting investment programs and potentially causing losses. The impact of public health crises, including COVID-19, may continue to last for an extended period of time.
The U.S. government and certain foreign central banks have taken a variety of unprecedented actions to stabilize the economy and calm the financial markets and may continue to do so, but the ultimate impact of these efforts and interventions is uncertain. In the future, the U.S. government or other governments may take actions that could affect the overall economy as well as the securities in which a Fund invests, the markets in which they trade, or the issuers of such securities, in ways that cannot necessarily be foreseen at the present time. Governmental and quasi-governmental authorities and regulators throughout the world, such as the U.S. Federal Reserve (the “Fed”), have in the past responded to major economic disruptions with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs, and changes to interest rates. Certain of those policy changes, for example, were implemented in response to the COVID-19 pandemic. The Fed has spent hundreds of billions of dollars to keep credit flowing through short-term money markets since mid-September 2019 when a shortage of liquidity caused a spike in overnight borrowing rates, and again in 2020 with large stimulus initiatives intended to respond to economic stresses stemming from the COVID-19 pandemic. The impact of infectious diseases in developing and emerging market countries, however, may be greater due to less established health care systems and fewer government resources to bolster their economies. Public health crises may exacerbate other pre-existing political, social, and economic risks in certain countries.
Instability in the global capital markets may result in disruptions in liquidity in the debt capital markets, significant write-offs in the financial services sector (including banking), the repricing of credit risk in credit markets and the failure of domestic and international financial institutions. Precise interest rate predictions are difficult to make, and interest rates may change unexpectedly and dramatically in response to extreme changes in market or economic conditions. As a result, the value of fixed income securities may vary widely under certain market conditions and may result in heightened market volatility and a decline in the value of a Fund’s portfolio. Changes in government policies or central banks could negatively affect the value and liquidity of a Fund’s investments and cause it to lose money. The markets could react strongly to expectations for changes in government policies, which could increase volatility, especially if the market’s expectations are not borne out. There can be no assurance that the initiatives undertaken by governments and central banks will be successful.
COVID-19, and future epidemics or pandemics, could also impair the information technology and other operational systems upon which a Fund’s service providers rely, and could otherwise disrupt the ability of a Fund’s service providers to perform essential tasks. These could impair a Fund’s ability to maintain operational standards (such as with respect to satisfying redemption requests), disrupt the operations of a Fund’s service providers, and negatively impact a Fund’s performance. In certain cases, an exchange or market may close or issue trading halts on either specific securities or even the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or accurately value its investments.
Markets generally and the energy sector specifically, including MLPs and energy companies in which a Fund may invest, may also be adversely impacted by reduced demand for oil and other energy commodities as a result of a slowdown in economic activity and by price competition among key oil producing countries. In the recent past, global oil prices have declined significantly and experienced significant volatility, including a period where an oil-price futures contract fell into negative territory for the first time in history, as demand for oil has slowed and oil storage facilities reach their storage capacities. Although the Organization of Petroleum Exporting Countries (OPEC) and other oil-producing countries responded, oil price volatility may adversely impact MLPs and energy infrastructure companies. Such companies’ growth prospects and ability to pay dividends may be negatively impacted, which could adversely impact a Fund's performance. Additionally, an extended period of reduced oil prices may significantly lengthen the time the energy sector would need to recover after a stabilization of prices.
Some countries, including the United States, are adopting more protectionist trade policies and are moving away from the tighter financial industry regulations that followed the 2008 financial crisis. The United States may also be considering significant new investments in infrastructure and national defense which, coupled with potentially lower federal taxes, could lead to sharply increased government borrowing and higher interest rates. The exact shape of these policies is still being considered through the political process, but the equity and debt markets may react strongly to expectations, which could increase volatility, especially if the market’s expectations for changes in government policies are not borne out.
High public debt in the United States and other countries creates ongoing systemic and market risks and policymaking uncertainty. There may be additional increases in the amount of debt due to the economic effects of the COVID-19 pandemic. Because there is little precedent for this situation, it is difficult to predict the impact on various markets. Over the longer term, rising interest rates may present a greater risk than has historically been the case due to the recent period of historically low rates, the effect of government fiscal and monetary policy initiatives, and potential market reactions to those initiatives.
Some countries where economic conditions are still recovering from the 2008 crisis are perceived as still fragile. The crisis caused strains among countries in the euro-zone that have not been fully resolved, and it is not yet clear what measures, if any, European Union (“EU”) or individual country officials may take in response. Withdrawal of government support, failure of efforts in response to the strains, or investor perception that such efforts are not succeeding could adversely impact the value and liquidity of certain securities and currencies.
In addition, global climate change may have an adverse effect on property and security values. A rise in sea levels, an increase in powerful windstorms and/or a storm-driven increase in flooding could cause coastal properties to lose value or become unmarketable altogether. Large wildfires driven by high winds and prolonged drought may devastate entire communities and may be very costly to any business found to be responsible for the fire or conducting operations in affected areas. These losses could adversely affect corporate borrowers and mortgage lenders, the value of mortgage-backed securities, the bonds of municipalities that depend on tax revenues and tourist dollars generated by such properties, and insurers of the property and/or of corporate, municipal, or mortgage-backed securities. Since property and security values are driven largely by buyers’ perceptions, it is difficult to know the time period over which these effects might unfold. Economists warn that, unlike previous declines in the real estate market, properties in affected coastal zones may never recover their value. Regulatory changes and divestment movements tied to concerns about climate change could adversely affect the value of certain land and the viability of industries whose activities or products are seen as accelerative to climate change.
Some market participants have expressed concern that passively managed index funds and other indexed products inflate the value of their component securities. If the component securities in such indices decline in value for this and other reasons, the value of a Fund’s investments in these securities will also decline.
Russia’s invasion of Ukraine, and corresponding events in late February 2022, have had, and could continue to have, severe adverse effects on regional and global economic markets for securities and commodities. Following Russia’s actions, various governments, including the United States, have issued broad-ranging economic sanctions against Russia, including, among other actions, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; the removal by certain countries and the EU of selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (SWIFT), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. The current events, including sanctions and the potential for future sanctions, including any impacting Russia’s energy sector, and other actions, and Russia’s retaliatory responses to those sanctions and actions, may continue to adversely impact the Russian and Ukrainian economies and may result in the further decline of the value and liquidity of Russian and Ukrainian securities, a continued weakening of the ruble and hryvnia and continued exchange closures, and may have other adverse consequences on the Russian and Ukrainian economies that could impact the value of these investments and impair the ability of the Fund to buy, sell, receive or deliver those securities. Moreover, those events have, and could continue to have, an adverse effect on global markets performance and liquidity, thereby negatively affecting the value of a Fund’s investments beyond any direct exposure to Russian and Ukrainian issuers. The duration of ongoing hostilities and the vast array of sanctions and related events cannot be predicted. Those events present material uncertainty and risk with respect to markets globally and the performance of the Funds and their investments or operations could be negatively impacted.
Risks Related to Cybersecurity. The Funds and their service providers have administrative and technical safeguards in place with respect to information security. Nevertheless, the Funds and their service providers are potentially susceptible to operational and information security risks resulting from a cyber-attack as the Funds are highly dependent upon the effective operation of their computer systems and those of their business partners. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, denial of service on websites and other operational disruption and unauthorized release of confidential customer information. Cyber-attacks affecting the Adviser, Victory Capital Services, Inc. (the “Distributor,”), the Funds, the custodian, the transfer agent, financial intermediaries and other affiliated or third-party service providers may adversely affect the Funds and their shareholders. For instance, cyber-attacks may interfere with the processing of Fund transactions, including the processing of orders, impact a Fund’s ability to calculate net asset values, cause the release and possible destruction of confidential customer or business information, impede trading, subject a Fund and/or its service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also affect the issuers of securities in which a Fund invests, which may cause a Fund’s investments to lose value. A Fund may also incur additional costs for cybersecurity risk management in the future. Although the Funds and their service providers have adopted security procedures to minimize the risk of a cyber-attack, there can be no assurance that the Funds or their service providers will avoid losses affecting the Funds due to cyber-attacks or information security breaches in the future.
Responsible Investing Risk. A Fund may incorporate specific responsible, environmental, social and governance (“ESG”), impact or sustainability considerations into its investment objectives, strategies, and/or processes, as described in the applicable Fund's Prospectus. These considerations will vary depending on a Fund's particular investment strategy and the investment process followed by the particular investment team that manages the Fund. A team may include consideration of third-party research as well as consideration of proprietary research across the ESG risks and opportunities regarding an issuer. The investment team considers those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund's investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment.
ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund's exposure to certain companies or industries and a Fund may forego certain investment opportunities. While the Adviser views ESG considerations as having the potential to contribute to a Fund's long-term performance, there is no guarantee that such results will be achieved.

Brexit. The United Kingdom (“UK”) ceased to be a member of the EU on January 31, 2020 (“Brexit”). During a prescribed period (the “Transition Period”), certain transitional arrangements were in effect, such that the UK continued to be treated, in most respects, as if it were still a member of the EU, and generally remained subject to EU law. The Transition Period ended on December 31, 2020. On December 24, 2020, the EU and the UK reached an agreement in principle on the terms of certain agreements and declarations governing the ongoing relationship between the EU and the UK, including the EU-UK Trade and Cooperation Agreement (the “Agreement”), and on December 30, 2020, the Council of the European Union adopted a decision authorizing the signature of the Agreement and its provisional application for a limited period between January 1, 2021, and February 28, 2021, pending ratification of the Agreement by the European Parliament. The Agreement is limited in its scope primarily to the trade of goods, transport, energy links and fishing, and uncertainties remain relating to certain aspects of the UK’s future economic, trading, and legal relationships with the EU and with other countries. The actual or potential consequences of Brexit, and the associated uncertainty, could adversely affect economic and market conditions in the UK, in the EU and its member states and elsewhere, and could contribute to instability in global financial markets.
The impact of such events on the Funds is difficult to predict but they may adversely affect the return on the Funds and their investments. There may be detrimental implications for the value of a Fund’s investments, its ability to enter into transactions or to value or realize such investments or otherwise to implement its investment program. It is possible that a Fund’s investments may need to be restructured to enable a Fund's objectives to be pursued fully. This may increase costs or make it more difficult for a Fund to pursue its investment objective.
The London Interbank Offered Rate (“LIBOR”) Transition. LIBOR has historically been the principal floating rate benchmark in the financial markets. However, as a result of longstanding regulatory initiatives, LIBOR is being discontinued. Its discontinuation has affected and will continue to affect the financial markets generally and may also affect the Fund's operations, finances, and investments specifically. The date of discontinuation will vary depending on the LIBOR currency and tenor. In March 2021, the UK Financial Conduct Authority (the “FCA”), which is the regulator of the LIBOR administrator, announced that LIBOR settings will cease to be provided by any administrator or will no longer be representative after specified dates, which will be June 30, 2023, in the case of the principal U.S. dollar LIBOR tenors (overnight and one, three, six, and 12 months), and December 31, 2021, in all other cases (i.e., one-week and two-month U.S. dollar LIBOR and all tenors of non-U.S. dollar LIBOR). Thus, many existing LIBOR contracts will transition to another benchmark after June 30, 2023. For some existing LIBOR-based obligations, the contractual consequences of the discontinuation of LIBOR may not be clear. In the United States, there have been various efforts to identify a set of alternative reference interest rates for U.S. dollar LIBOR. The market has generally coalesced around recommendations from the Alternative Reference Rates Committee (the “ARRC”) convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York. The ARRC has recommended that U.S. dollar LIBOR be replaced by rates based on the Secured Overnight Financing Rate (“SOFR”) plus, in the case of existing LIBOR contracts and obligations, a spread adjustment. As a consequence of the FCA announcement described above (and a related announcement from the LIBOR administrator), the spread adjustments for different tenors of U.S. dollar LIBOR have been set. The FCA and certain U.S. regulators have emphasized that, despite expected publication of U.S. dollar LIBOR through June 30, 2023, no new contracts using U.S. dollar LIBOR should be entered into after December 31, 2021, and that, for certain purposes, market participants should transition away from U.S. dollar LIBOR sooner. Although the foregoing reflects the likely timing and certain details and consequences of the LIBOR discontinuation, there is no assurance that LIBOR, of any particular currency and tenor, will continue to be published until any particular date or in any particular form. Financial markets, particularly the trading market for LIBOR-based obligations, may be adversely affected by the discontinuation of LIBOR, the remaining uncertainties regarding its discontinuation, the alternative reference rates that will be used when LIBOR is discontinued (including SOFR-based rates) and other reforms related to LIBOR. There is no assurance that SOFR-based rates, as modified by an applicable spread adjustment, will be the economic equivalent of U.S. dollar LIBOR. SOFR-based rates will differ from U.S. dollar LIBOR, and the differences may be material. As a result of the LIBOR discontinuation, a Fund's performance or net asset value may be adversely affected. In addition, SOFR-based rates or other alternative reference rates may be an ineffective substitute for LIBOR, resulting in prolonged adverse market conditions for the Fund.
DETERMINING NET ASSET VALUE (“NAV”) AND VALUING PORTFOLIO SECURITIES
Each Fund’s NAV is determined, and the shares of each Fund are priced normally as of the valuation time(s) indicated in the Prospectus on each Business Day. A “Business Day” is a day on which the NYSE is open. In the case of the Fixed Income Funds, a Business Day is a day on which the NYSE and the bond market are open. The Fixed Income Funds are authorized to close earlier than is customary for a Business Day upon the recommendation of both the Securities Industry and Financial Markets Association and the Adviser. In the event that a Fixed Income Fund closes earlier than is customary for a Business Day, the Fund’s NAV calculation for that day will occur as of the time of the earlier close. The NYSE generally is closed in observance of the following holidays: New Year’s Day, Dr. Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving and Christmas Day. In addition to closing in observance of the same holidays as the NYSE, the Federal Reserve Bank of Cleveland is also closed on Columbus Day and Veterans Day.

In the event of an emergency or other disruption in trading on the NYSE, a Fund’s share price normally will be determined based upon the close of the NYSE. In the event of an emergency or other disruption in trading on the bond market, the Fixed Income Fund's share price normally will be determined based upon the close of the bond market.
The Funds generally value their investments based upon their last reported sale prices, market quotations, or estimates of value provided by an independent pricing service as of the time as of which the Fund’s share price is calculated.
Fixed Income Securities
Fixed income securities held by a Fund are valued on the basis of security valuations provided by an independent pricing service, approved by the Board, that determines value by using, among other things, information with respect to transactions of a security, quotations from dealers, market transactions in comparable securities and various relationships between securities. Specific investment securities that are not priced by the approved pricing service will be valued according to quotations obtained from dealers who are market makers in those securities. Investment securities with less than 60 days to maturity when purchased are valued at amortized cost that approximates market value. Investment securities not having readily available market quotations will be priced at fair value using a methodology approved in good faith by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Convertible Fixed Income Securities
Convertible fixed income securities are valued in the same manner as any fixed income security. Non-convertible fixed income securities are valued on the basis of prices provided by independent pricing services. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices and may reflect appropriate factors such as institution-sized trading in similar groups of securities, developments related to special securities, yield, quality, coupon rate, maturity, type of issue, individual trading characteristics, and other market data. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers in a manner specially authorized by the Board or its designee in accordance with applicable Rules under the 1940 Act, subject to Board oversight. Short-term obligations having 60 days or less to maturity are valued on the basis of amortized cost, except for convertible fixed income securities.
Equity Securities
Each equity security (including ETFs) held by a Fund is valued at the closing price on the exchange where the security is principally traded. Each security traded in the over-the-counter market (but not including securities the trading activity of which is reported on Nasdaq’s Automated Confirmation Transaction (“ACT”) System) is valued at the bid based upon quotes furnished by market makers for such securities. Each security the trading activity of which is reported on Nasdaq’s ACT System is valued at the Nasdaq Official Closing Price.
Futures and Options Contracts
For purposes of determining NAV, futures and options contracts generally will be valued 15 minutes after the close of trading of the NYSE.
Funds that Invest a Significant Amount of their Assets in Foreign Securities
Time zone arbitrage. Funds that invest a significant amount of their assets in foreign securities may be exposed to attempts by investors to engage in “time-zone arbitrage.” Using this technique, investors seek to take advantage of differences in the values of foreign securities that might result from events that occur after the close of the foreign securities market on which a security is traded and before the close of the NYSE that day, when the Funds calculate their NAV.
If successful, time zone arbitrage might dilute the interests of other shareholders. The Funds use “fair value pricing” under certain circumstances, to adjust the closing market prices of foreign securities to reflect what the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight considers to be their fair value. Fair value pricing may also help to deter time zone arbitrage.
If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which a Fund’s net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board believes would more accurately reflect the security’s fair value.
A Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its net asset value per share.
Fair Value Pricing
If market quotations are not readily available, or (in the Adviser’s judgment) do not accurately reflect the fair value of a security, or if after the close of the principal market on which a security held by a Fund is traded and before the time as of which the Funds’ net asset value is calculated that day, an event occurs that the Adviser learns of and believes in the exercise of its judgment will cause a material change in the value of that security from the closing price of the security on the principal market on which it is traded, that security may be valued by another method that the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight believes would more accurately reflect the security’s fair value.
The Funds’ use of fair value pricing procedures involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. Accordingly, there can be no assurance that an International Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the same time at which the Fund determines its NAV per share.
Other Valuation Information
Under the 1940 Act, the Fund is required to act in good faith in determining the fair value of portfolio securities. The SEC has recognized that a security’s valuation may differ depending on the method used for determining value. The fair value ascertained for a security is an estimate and there is no assurance, given the limited information available at the time of fair valuation, that a security’s fair value will be the same as or close to the subsequent opening market price for that security.
The Board has adopted valuation procedures for the Fund and has delegated the day-to-day responsibility for fair valuation determinations to the Adviser and the Adviser’s Pricing Committee. Those determinations may include consideration of recent transactions in comparable securities, information relating to a specific security, developments in and performance of foreign securities markets, current valuations of foreign or U.S. indices, and adjustment coefficients based on fair value models developed by independent service providers. The Adviser may, for example, adjust the value of portfolio securities based on fair value models supplied by the service provider when the Adviser believes that the adjustments better reflect actual prices as of the close of the NYSE.
Generally, trading in foreign securities, corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the NAV of the Fund’s shares generally are determined at such times. Foreign currency exchange rates are also generally determined prior the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which such values are determined and the close of the NYSE. If events affecting the value of securities occur during such a period, and the Fund’s NAV is materially affected by such changes in the value of the securities, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board. Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board.
Other securities and assets for which market quotations are not readily available or for which valuation cannot be provided are valued as determined in good faith in accordance with procedures approved by the Board or its designee in accordance with applicable Rules under the 1940 Act subject to Board oversight.
Rule 2a-5 under the 1940 Act establishes a revised regulatory framework for fair valuation of portfolio securities, which will require the Funds to revise their fair valuation procedures. Among other things, Rule 2a-5 will allow the Board to designate to the Adviser certain fair valuation responsibilities. The Funds are required to comply with Rule 2a-5 in September 2022.
ADDITIONAL PURCHASE, EXCHANGE AND REDEMPTION INFORMATION
The NYSE holiday closing schedule indicated in this SAI under “Determining Net Asset Value (“NAV”) and Valuing Portfolio Securities” is subject to change. When the NYSE is closed or when trading is restricted for any reason other than its customary weekend or holiday closings, or under emergency circumstances as determined by the SEC to warrant such action, the Funds may not be able to accept purchase or redemption requests. A Fund’s NAV may be affected to the extent that its securities are traded on days that are not Business Days. Each Fund reserves the right to reject any purchase order in whole or in part.
The Trust has elected, pursuant to Rule 18f-1 under the 1940 Act, to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The remaining portion of the redemption may be made in securities or other property, valued for this purpose as they are valued in computing the NAV of each class of the Fund.

Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes and may incur additional costs as well as the associated inconveniences of holding and/or disposing of such securities or other property.
Pursuant to Rule 11a-3 under the 1940 Act, the Funds are required to give shareholders at least 60 days’ notice prior to terminating or modifying a Fund’s exchange privilege. The 60-day notification requirement may, however, be waived if (1) the only effect of a modification would be to reduce or eliminate an administrative fee, redemption fee, or CDSC ordinarily payable at the time of exchange or (2) a Fund temporarily suspends the offering of shares as permitted under the 1940 Act or by the SEC or because it is unable to invest amounts effectively in accordance with its investment objective and policies.
The Funds reserve the right at any time without prior notice to shareholders to refuse exchange purchases by any person or group if, in the Adviser’s judgment, a Fund would be unable to invest effectively in accordance with its investment objective and policies, or would otherwise be adversely affected.
Each Fund has authorized one or more brokers or other financial services institutions to accept on its behalf purchase and redemption orders. Such brokers or other financial services institutions are authorized to designate plan administrators and other intermediaries to accept purchase and redemption orders on a Fund’s behalf. A Fund will be deemed to have received a purchase or redemption order when an authorized broker or other financial services institutions, or, if applicable, a broker’s or other financial services institutions authorized designee, accepts the order. Customer orders will be priced at each Fund’s NAV next computed after they are accepted by an authorized broker or other financial services institutions or the broker’s or other financial services institution’s authorized designee.
If you hold your Fund shares in an account established with a financial intermediary, contact your financial intermediary in advance of placing a request for an exchange to confirm your ability to exchange with a particular Victory Fund.
Purchasing Shares
Alternative Sales Arrangements — Class A, C, R, R6, Y and Member Class Shares. Alternative sales arrangements permit an investor to choose the method of purchasing shares that is more beneficial depending on the amount of the purchase, the length of time the investor expects to hold shares and other relevant circumstances. When comparing the classes of shares, when more than one is offered in the same Fund, investors should understand that the purpose and function of the Class C and Class R shares asset-based sales charge are the same as those of the Class A initial sales charge. Any salesperson or other person entitled to receive compensation for selling Fund shares may receive different compensation with respect to one class of shares in comparison to another class of shares. Generally, Class A shares have lower ongoing expenses than Class C shares, but are subject to an initial sales charge. Which class would be advantageous to an investor depends on the number of years the shares will be held. Over very long periods of time, the lower expenses of Class A shares may offset the cost of the Class A initial sales charge. Not all Investment Professionals (as described in each Fund’s Prospectus) will offer all classes of shares.
Each class of shares represents interests in the same portfolio investments of a Fund. However, each class has different shareholder privileges and features. The net income attributable to a particular class and the dividends payable on these shares will be reduced by incremental expenses borne solely by that class, including any asset-based sales charge to which these shares may be subject.
No initial sales charge is imposed on Class C shares. The Distributor may pay sales commissions to dealers and institutions who sell Class C shares of the Funds at the time of such sales. Payments with respect to Class C shares will equal 1.00% of the purchase price of the Class C shares sold by the dealer or institution. The Distributor will retain all payments received by it relating to Class C shares for the first year after they are purchased. After the first full year, the Distributor will make monthly payments in the amount of 0.75% for distribution services and 0.25% for personal shareholder services to dealers and institutions based on the average NAV of Class C shares, which are attributable to shareholders for whom the dealers and institutions are designated as dealers of record. Some of the compensation paid to dealers and institutions is recouped through the CDSC imposed on shares redeemed within 12 months of their purchase. Class C shares are subject to the Rule 12b-1 fees described in the SAI under “Rule 12b-1 Distribution and Service Plans.” Class C shares of the Funds will automatically convert to Class A shares under circumstances described in the Funds’ Prospectuses. Financial institutions may be permitted to exchange Class C shares for a share class with lower expenses under circumstances described in a Fund’s Prospectus. Any options with respect to the reinvestment of distributions made by the Funds to Class C shareholders are offered only by the broker through whom the shares were acquired.
No initial sales charges or CDSCs are imposed on Class R shares. Class R shares are subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R shares. Distributions paid to holders of a Fund’s Class R shares may be reinvested in additional Class R shares of that Fund or Class R shares of a different Fund. Only certain investors are eligible to buy Class R shares, as set forth in the Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class R6 shares. Class R6 shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class R6 shares.

Distributions paid to holders of a Fund’s Class R6 shares may be reinvested in additional Class R6 shares of that Fund or Class R6 shares of a different Fund. Class A shareholders, Class C shareholders whose shares are not subject to a CDSC and Class I shareholders may exchange into Class R6 shares of a Fund offering such shares provided they meet the eligibility requirements applicable to Class R6. Only certain investors are eligible to buy Class R6 shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
No initial sales charges or CDSCs are imposed on Class Y shares. Class Y shares are not subject to the Rule 12b-1 fees described in this SAI under “Rule 12b-1 Distribution and Service Plans.” There is no automatic conversion feature applicable to Class Y shares. Distributions paid to holders of a Fund’s Class Y shares may be reinvested in additional Class Y shares of that Fund or Class Y shares of a different Fund. Only certain investors are eligible to buy Class Y shares, as set forth in a Fund’s Prospectus, and your financial adviser or other financial intermediary can help you determine whether you are eligible to invest.
Each Fund reserves the right to change the criteria for eligible investors and the investment minimums related to each class of shares. Each Fund also reserves the right to refuse a purchase order for any reason, including if it believes that doing so would be in the best interest of the Fund and shareholders.
The methodology for calculating the NAV, dividends and distributions of the share classes of each Fund recognizes two types of expenses. General expenses that do not pertain specifically to a class are allocated to the shares of each class, based upon the percentage that the net assets of such class bears to a Fund’s total net assets and then pro rata to each outstanding share within a given class. Such general expenses include (1) management fees, (2) legal, bookkeeping and audit fees, (3) printing and mailing costs of shareholder reports, prospectuses, statements of additional information and other materials for current shareholders, (4) fees to the Trustees who are not affiliated with the Adviser, (5) custodian expenses, (6) share issuance costs, (7) organization and start-up costs, (8) interest, taxes and brokerage commissions, and (9) non-recurring expenses, such as litigation costs. Other expenses that are directly attributable to a class are allocated equally to each outstanding share within that class. Such expenses include (1) Rule 12b-1 distribution fees and shareholder servicing fees, (2) incremental transfer and shareholder servicing agent fees and expenses, (3) registration fees, and (4) shareholder meeting expenses, to the extent that such expenses pertain to a specific class rather than to a Fund as a whole.
Dealer Reallowances. The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of Class A shares of all Funds except the Fixed Income Funds.
Amount of Purchase	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $49,999	5.75%	5.00%
$ 50,000 to $99,999	4.50%	4.00%
$ 100,000 to $249,999	3.50%	3.00%
$ 250,000 to $499,999	2.50%	2.00%
$ 500,000 to $999,999	2.00%	1.75%
$ 1,000,000 and above*	0.00%	**
*
There is no initial sales charge on purchases of $1 million or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $1 million or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
The following table shows the amount of the front-end sales load that is reallowed to dealers as a percentage of the offering price of the Class A shares of the Fixed Income Funds.
Your Investment in the Fund	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
Up to $99,999	2.25%	2.00%
$100,000 up to $249,999	1.75%	1.50%

Your Investment in the Fund	Initial Sales Charge: % of Offering Price	Concession to Dealers: % of Offering Price
$250,000 and above*	0.00%	**
*
There is no initial sales charge on purchases of $250,000 or more; however, a sales concession and/or advance of a Rule 12b-1 fee may be paid and such purchases are potentially subject to a CDSC, as set forth below.
**
Investment Professionals may receive payment on purchases of $250,000 or more of Class A shares that are sold at NAV as follows: 0.75% of the current purchase amount if cumulative prior purchases sold at NAV plus the current purchase is less than $3 million; 0.50% of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $3 million to $4,999,999; and 0.25% on of the current purchase amount if the cumulative prior purchases sold at NAV plus the current purchase is $5 million or more. In addition, in connection with such purchases, the Distributor or its affiliates may advance Rule 12b-1 fees of 0.25% of the purchase amount to Investment Professionals for providing services to shareholders.
Except as noted in this SAI, a CDSC of up to 0.75% may be imposed on any such shares redeemed within the first 18 months after purchase. CDSCs are based on the lower of the cost of the shares or NAV at the time of redemption. No CDSC is imposed on reinvested distributions.
The Distributor reserves the right to pay the entire commission to dealers. If that occurs, the dealer may be considered an “underwriter” under federal securities laws.
Payments to Broker-Dealers and Other Financial Intermediaries. If you purchase the Fund through a financial intermediary (including broker-dealers, banks, third party administrators, retirement plan record-keepers or other financial intermediaries) the Fund may pay for sub-transfer agent, recordkeeping and/or similar administrative services (administrative services) for all classes other than Class R6. Depending upon the particular share class and/or contractual agreement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis. The administrative services may be related to investments by participants in retirement and benefit plans, investors in mutual fund advisory programs, and clients of financial intermediaries that maintain omnibus or other accounts for their clients. Services provided include but are not limited to the following: transmitting net purchase and redemption orders; maintaining separate records for shareholders that reflect purchases, redemptions and share balances; mailing shareholder confirmations and periodic statements; and furnishing proxy materials and periodic fund reports, prospectuses and other communications to shareholders as required.
In addition, the Adviser (or its affiliates), from its own resources, may make substantial payments to various financial intermediaries for the sale of Fund shares and related services for investments in all classes other than Class R6. The Adviser also may reimburse the Distributor (or the Distributor’s affiliates) for making these payments. Depending on the particular share class and/or contractual arrangement, these payments may be calculated based on average net assets of the Fund that are serviced by the intermediary or on a per account basis.
These payments may create a conflict of interest by influencing the financial intermediary and its salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.
As of December 31, 2022, the Adviser and its affiliates had arrangements in place with respect to the Funds with the following intermediaries:
ADP Broker-Dealer, Inc.
Advisor Group
Ameriprise Financial
Ascensus
Benefit Plans Administrators
Charles Schwab
Fidelity Investments Institutional Operations Co., Inc.
Financial Data Services, Inc.
Goldman Sachs
Guardian
GWFS Equities Inc
Lincoln Financial Advisors
Lincoln Financial Securities
LPL Financial
Mass Mutual Life Insurance
MassMutual Financial Group
Merrill Lynch
Mid Atlantic Capital Corp
Morgan Stanley
MSCS Financial Services
Nationwide Investment Services Corp.
PNC
Princor Financial Services
Raymond James
T.Rowe Price Retirement Plan Services
The Vanguard Group
TIAA - CREF (Retirement)
UBS
VALIC Retirement Services
Vanguard Brokerage Services
Wells Fargo Clearing Services, LLC

Sample Calculation of Maximum Offering Price
Class A shares of the Equity Funds are sold with a maximum initial sales charge of 5.75% and Class A shares of the Fixed Income Fund are sold with a maximum initial sales charge of 2.25%. Set forth below is an example of the method of computing the offering price of the Class A shares of the Funds. The example assumes a purchase of Class A shares aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the NAV of the Class A shares.
Class C shares of each relevant Fund are sold at NAV without any initial sales charges and with a 1.00% CDSC on shares redeemed within 12 months of purchase. Class R, Class R6, Class Y, and Member Class shares of each relevant Fund are sold at NAV without any initial sales charges or CDSCs.
Reinstatement Privilege. Within 90 days of a redemption, a shareholder may reinvest all or part of the redemption proceeds of Class A or Class C shares in the same class of shares of a Fund or any of the other Funds into which shares of the Fund are exchangeable, as described above, at the NAV next computed after receipt by the transfer agent of the reinvestment order. No service charge is currently made for reinvestment in shares of the Funds. Class C share proceeds reinstated do not result in a refund of any CDSC paid by the shareholder, but the reinstated shares will be treated as CDSC exempt upon reinstatement. The shareholder must ask the Distributor for such privilege at the time of reinvestment. Any capital gain that was realized when the shares were redeemed is taxable, even if the proceeds are reinvested. Depending on the timing and amount of a potential reinvestment, some or all of a capital loss from redemption may not be deductible. If the redemption proceeds of Fund shares on which a sales charge was paid are reinvested in shares of the same Fund or another Fund offered by the Trust within 90 days of payment of the sales charge, the shareholder’s basis in the redeemed shares may not include the amount of the sales charge paid. Without the additional basis, the shareholder will have more gain or less loss upon redemption. The Funds may amend, suspend, or cease offering this reinvestment privilege at any time as to shares redeemed after the date of such amendment, suspension, or cessation. The reinstatement must be into an account bearing the same registration.
Redemptions in Kind. Subject to its election under Rule 18f-1 under the 1940 Act, each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount of such request is large enough to affect operations (for example, if the request is greater than $250,000 or 1% of the Fund’s assets). The securities will be chosen by the Fund and valued at the price used in calculating the Fund’s NAV on the day of redemption. A shareholder may incur transaction expenses in converting these securities to cash.
MANAGEMENT OF THE TRUST
Board Leadership Structure
The Trust is governed by the Board, which is comprised of nine Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (the “Independent Trustees”). The Chair of the Board is an Independent Trustee, who functions as the lead Trustee. The Chair serves as liaison between the Board and its Committees, the Adviser and other service providers. The Chair is actively involved in setting the Board meeting agenda, and participates on certain Board Committees.
Board Role in Risk Oversight
In considering risks related to the Funds, the Board consults and receives reports from officers of the Funds and personnel of the Adviser, who are charged with the day-to-day risk oversight function. Matters regularly reported to the Board or a designated committee include certain risks involving, among other things, the Funds’ investment portfolios, trading practices, operational matters, financial and accounting controls, and legal and regulatory compliance. The Board has delegated to each of the Compliance Committee and Audit and Risk Oversight Committee certain responsibilities for reviewing reports relating to compliance and enterprise risk, including operational risk, liquidity and personnel. The Board relies on the Investment Committee to review reports relating to investment risks, that is, risks to the Funds resulting from pursuing the Funds’ investment strategies (e.g., credit risk and market risk).
Trustees, Advisory Trustee, and Officers
The following tables list the Trustees, the Advisory Trustee, and Officers, their dates of birth, position with the Trust, length of time served, principal occupations during the past five years and, where applicable, any directorships of other investment companies or companies whose securities are registered under the Securities Exchange Act of 1934, as amended (“1934 Act”), or who file reports under the 1934 Act. There is no defined term of office and each Trustee and Advisory Trustee serves until the earlier of his or her resignation, retirement, removal, death, or the election of a qualified successor. Each Trustee’s, Advisory Trustee’s, and Officer’s address is c/o Victory Funds, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144.

Independent Trustees
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David Brooks Adcock, Born October 1951	Trustee	May 2005	Consultant (since 2006).	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	None.
Nigel D.T. Andrews, Born April 1947	Trustee	August 2002	Retired.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds
Director,
Carlyle Secured
Lending, Inc.
(formerly TCG
BDC I, Inc.)
(since 2012);
Director,
Carlyle Credit
Solutions, Inc.
(formerly TCG
BDC II, Inc.)
(since 2017);
Trustee, Carlyle
Secured
Lending III
(since 2021).

E. Lee Beard*, Born August 1951	Trustee	May 2005	Retired.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	None.
Dennis M. Bushe, Born January 1944	Trustee	July 2016	Retired.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	None.
John L. Kelly, Born April 1953	Chair and Trustee	February 2015	Managing Partner, Active Capital Partners LLC, a strategic consultant (since October 2017)	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	Director, Caledonia Mining Corporation (since May 2012).
David L. Meyer, Born April 1957	Trustee	December 2008	Retired.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	None.

Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Gloria S. Nelund, Born May 1961	Trustee	July 2016	Chair, CEO, and Co-Founder of TriLinc Global, LLC, an investment firm.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	TriLinc Global Impact Fund, LLC (since 2012).
Leigh A. Wilson, Born December 1944	Trustee	November 1994	Private Investor.	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	Chair (since 2013), Caledonia Mining Corporation.
Advisory Trustee
Name and Date of Birth	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
Timothy Pettee, Born April 1958	Advisory Trustee	January 2023	Chief Investment Officer, Hoya Capital Real Estate LLC (since February 2022); Chief Investment Officer, Sun America Asset Management Corp. (January 2003-July 2021).	68 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, and 6 portfolios in Victory Variable Insurance Funds	None.
Interested Trustee
Name and Age	Position Held with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held During the Past 5 Years
David C. Brown**, Born May 1972	Trustee	May 2008
Chief Executive Officer
and Chairman
(2013-present), Victory
Capital
Management Inc.; Chief
Executive Officer and
Chairman
(2013-present), Victory
Capital Holdings, Inc.;
Director, Victory Capital
Services, Inc. (2013-
present); Director,
Victory Capital Transfer
Agency, Inc. (2019-
present).
				113 portfolios comprised of 37 portfolios in the Trust, 25 portfolios in Victory Portfolios II, 6 portfolios in Victory Variable Insurance Funds, and 45 portfolios in Victory Portfolios III.	Trustee, Victory Portfolios III; Board Member, Victory Capital Services, Inc.
*
The Board has designated Ms. Beard as its Audit Committee Financial Expert.
**
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.

Trustee and Advisory Trustee Qualifications
The following summarizes the experience and qualifications of the Trustees and Advisory Trustee.
• David Brooks Adcock. Mr. Adcock served for many years as general counsel to Duke University and Duke University Health System, where he provided oversight to complex business transactions such as mergers and acquisitions and dispositions. He has served for more than 20 years as a public interest arbitrator for, among others, the New York Stock Exchange, the American Stock Exchange, the National Futures Association, FINRA and the American Arbitration Association. The Board believes that Mr. Adcock’s knowledge of complex business transactions and the securities industry combined with his previous service on the boards of other mutual funds qualifies him to serve on the Board.
• Nigel D.T. Andrews. Mr. Andrews served for many years as a management consultant for a nationally recognized consulting company and as a senior executive at GE, including Vice President of Corporate Business Development, reporting to the Chairman, and as Executive Vice President of GE Capital. He also served as a Director and member of the Audit and Risk Committee of Old Mutual plc, a large publicly traded company whose shares are traded on the London Stock Exchange. Mr. Andrews also formerly served as the non-executive chairman of Old Mutual’s U.S. asset management business, where he also served on the audit and risk committee. Mr. Andrews also served as a Governor of the London Business School. He serves as a director of Carlyle Secured Lending, Inc. (formerly TCG BDC I, Inc.) and Carlyle Credit Solutions, Inc., (formerly TCG BDC II, Inc.), and as a Trustee for Carlyle Secured Lending III, each a business development company. The Board believes that his experience in these positions, particularly with respect to oversight of risk and the audit function of public companies, as well as his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
• E. Lee Beard. Ms. Beard, a certified public accountant, has served as the president, chief executive officer and director, and as a chief financial officer, of public, federally insured depository institutions. As such, Ms. Beard is familiar with issues relating to audits of financial institutions. The Board believes that Ms. Beard’s experience as the chief executive officer of a depository institution, her service on the boards of other mutual funds and her knowledge of audit and accounting matters qualifies her to serve as a Trustee.
• David C. Brown. Mr. Brown serves as the Chairman and Chief Executive Officer (since 2013) of the Adviser and, as such, is an “interested person” of the Trust. Previously, he served as Co-Chief Executive Officer (2011 - 2013), and President — Investments and Operations (2010 - 2011) and Chief Operating Officer (2004 - 2011) of the Adviser. The Board believes that his position and experience with the Adviser and his previous experience in the investment management business qualifies him to serve as a Trustee.
• Dennis M. Bushe. Mr. Bushe has experience in fixed income investment management and research. He is a former chief investment risk officer of a large investment management firm. Mr. Bushe previously served as a Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that Mr. Bushe’s experience qualifies him to serve as a Trustee.
• John L. Kelly. Mr. Kelly has more than 35 years of experience and leadership roles in the financial services industry including institutional electronic trading, capital markets, corporate and investment banking, retail brokerage, private equity, asset/wealth management, institutional services, mutual funds and related technology enabled services. He previously served as an Independent Trustee of Victory Portfolios, Victory Institutional Funds, and Victory Variable Insurance Funds from 2008 to 2011. The Board believes that this experience qualifies him to serve as a Trustee.
• David L. Meyer. For six years, Mr. Meyer served as chief operating officer, Investment Wealth Management Division, of Mercantile Bankshares Corp (now PNC Financial Services Corp.) and has served as an officer or on the boards of other mutual funds for many years. The Board believes that his experience, particularly as it related to the operation of registered investment companies, qualifies him to serve as a Trustee.
• Gloria S. Nelund. Ms. Nelund has executive and investment management industry experience, including service as chief executive officer of two investment advisory firms. Ms. Nelund also has experience as a co-founder and chief executive officer of an investment firm. Ms. Nelund previously served as the Chairman and Trustee of the boards of the RS Investment Trust and RS Variable Products Trust. The Board believes that this experience qualifies her to serve as a Trustee.
• Timothy Pettee. Mr. Pettee served for many years as Chief Investment Officer and Lead Portfolio Manager (Rules Based Funds) of SunAmerica Asset Management Corp., where he was responsible for investment oversight, portfolio management, and securities selection. At SunAmerica, Mr. Pettee also was Chair of the Portfolio Policy and Brokerage and Soft Dollar Committees, and a member of the Proxy and Executive Committees. The Board believes that Mr. Pettee's experience with other mutual funds and his knowledge qualifies him to serve as an Advisory Trustee.

• Leigh A. Wilson. Mr. Wilson was Chair of the Victory Funds through 2021. He served for many years as Chief Executive Officer of Paribas North America and as such has extensive experience in the financial sector. He serves as an Independent Non-Executive Director and Chairman of the Board of Caledonia Mining Corporation, a Canadian mining company listed on the Toronto Stock Exchange. As a former director of the Mutual Fund Directors Forum (“MFDF”), he is familiar with the operation and regulation of registered investment companies. He served on a MFDF steering committee created at the request of then-SEC Chairman William Donaldson to recommend best practices to independent mutual fund directors. He received the Small Fund Trustee of the Year award from Institutional Investor Magazine in 2006. The Board believes that this experience and his previous service on the boards of other mutual funds qualifies him to serve as a Trustee.
Committees of the Board
The following standing Committees of the Board are currently in operation: Audit and Risk Oversight, Compliance, Continuing Education, Investment, Service Provider, Board Governance and Nominating, and Agenda. In addition to these standing Committees, the Board may form temporary Sub- or Special Committees to address particular areas of concern. A Committee may form a Sub-Committee to address particular areas of concern to that Committee.
• The members of the Audit and Risk Oversight Committee, all of whom are Independent Trustees, are Ms. Beard (Chair), Mr. Andrews, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The primary purpose of this Committee is to oversee the Trust’s accounting and financial reporting policies, practices, and internal controls, as required by the statutes and regulations administered by the SEC, including the 1940 Act. The Committee also has overall responsibility for reviewing periodic reports with respect to compliance and enterprise risk, including operational risk and personnel. The Board has designated Mr. Meyer and Ms. Beard as its Audit Committee Financial Experts.
• The members of the Compliance Committee are Mr. Adcock (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, Ms. Nelund, and Mr. Wilson. The Compliance Committee oversees matters related to the Funds’ compliance program and compliance with applicable laws, rules and regulations and meets regularly with the Trust’s Chief Compliance Officer.
• The members of the Continuing Education Committee are Mr. Meyer (Chair), Mr. Adcock, Mr. Andrews, Ms. Beard, Mr. Bushe, Mr. Kelly, and Ms. Nelund. The function of this Committee is to develop programs to educate the Trustees to enhance their effectiveness as a Board and individually.
• The members of the Investment Committee are Mr. Bushe (Chair), Mr. Adcock, Mr. Kelly, and Mr. Meyer. The function of this Committee is to oversee the Fund’s compliance with investment objectives, policies, and restrictions, including those imposed by law or regulation, and assist the Board in its annual review of the Funds’ investment advisory agreements.
• The members of the Service Provider Committee are Ms. Nelund (Chair), Mr. Andrews, Ms. Beard, Mr. Kelly, and Mr. Wilson. This Committee oversees the negotiation of the terms of the written agreements with the Funds’ service providers, evaluates the quality of periodic reports from the service providers (including reports submitted by sub-service providers) and assists the Board in its review of each Fund’s service providers, other than the investment adviser and independent auditors.
• The Board Governance and Nominating Committee consists of all of the Independent Trustees. Mr. Andrews currently serves as the Chair of this Committee. The functions of this Committee are: to oversee Fund governance, including the nomination and selection of Trustees; to evaluate and recommend to the Board the compensation and expense reimbursement policies applicable to Trustees; and periodically, to coordinate and facilitate an evaluation of the performance of the Board.
• The Board Governance and Nominating Committee will consider nominee recommendations from Fund shareholders, in accordance with procedures established by the Committee. A Fund shareholder should submit a nominee recommendation in writing to the attention of the Chair of the Trust, 4900 Tiedeman Road, Brooklyn, Ohio 44144. The Committee (or a designated sub-committee) will screen shareholder recommendations in the same manner as it screens nominations received from other sources, such as current Trustees, management of the Fund or other individuals, including professional recruiters. The Committee need not consider any recommendations when no vacancy on the Board exists, but the Committee will consider any such recommendation if a vacancy occurs within six months after receipt of the recommendation. In administering the shareholder recommendation process, the Chair, in the Chair’s sole discretion, may retain the services of counsel to the Trust or to the Independent Trustees, management of the Fund or any third party. The Committee will communicate the results of the evaluation of any shareholder recommendation to the shareholder who made the recommendation.
• The Agenda Committee consists of the Chair of the Board and the Chair of each other Committee.
During the fiscal year ended December 31, 2022, the Board held eight meetings. The Audit and Risk Oversight Committee held four meetings; the Compliance Committee held four meetings; the Investment Committee held five meetings; the Service Provider Committee held four meetings; and the Board Governance and Nominating Committee held four meetings. The Continuing Education Committee met informally during the fiscal year.

Officers of the Trust
The officers of the Trust are elected by the Board to actively supervise the Trust’s day-to-day operations. The officers of the Trust, their dates of birth, the length of time served, and their principal occupations during the past five years, are detailed in the following table. Each individual holds the same position with the other registered investment companies in the Victory Fund Complex, and each officer serves until the earlier of his or her resignation, removal, retirement, death, or the election of a successor. The mailing address of each officer of the Trust is 4900 Tiedeman Road, Brooklyn, Ohio 44144. The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices.

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
James K. De Vries Born April 1969	President	May 2023
Vice President, Victory Capital Transfer Agency, Inc.
(4/20/23-present); Executive Director, the Adviser
(7/1/19-present); Executive Director, Investment and
Financial Administration, USAA (2012-6/30/19);
Assistant Treasurer, USAA Mutual Funds Trust
(2013-2018). Mr. De Vries also serves as the Funds’
Principal Executive Officer.

Scott A. Stahorsky, Born July 1969	Vice President	December 2014	Director, Fund Administration, the Adviser (5/1/2023-present); Vice President, Victory Capital Transfer Agency, Inc. (4/20/23-present); Manager, Fund Administration, the Adviser (4/30/23- 2015).
Thomas Dusenberry, Born July 1977	Secretary	May 2022
Director, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (May 2023-present);
Manager, Fund Administration, the Adviser; Treasurer
and Principal Financial Officer (2020-2022), Assistant
Treasurer (2019), Salient MF Trust, Salient Midstream,
MLP Fund and Forward Funds; Principal Financial
Officer (2018-2021) and Treasurer (2020-2021), Salient
Private Access Funds and Endowment PMF Funds;
Senior Vice President of Fund Accounting and
Operations, Salient Partners (2020-2022); Director of
Fund Operations, Salient Partners (2016-2019).

Allan Shaer, Born March 1965	Treasurer	May 2017	Senior Vice President, Financial Administration, Citi Fund Services Ohio, Inc. (since 2016); Vice President, Mutual Fund Administration, JP Morgan Chase (2011-2016).
Christopher Ponte, Born March 1984	Assistant Treasurer	December 2017
Manager, Fund Administration, the Adviser (May
2023-presnt); Manager, Fund Administration, the
Adviser (2017-2023); Senior Analyst, Fund
Administration, the Adviser (prior to 2017); Chief
Financial Officer, Victory Capital Services, Inc. (since
2018).

Carol D. Trevino October 1965	Assistant Treasurer	February 2023	Director, Accounting and Finance, the Adviser (7/1/19-present); Accounting/ Financial Director, USAA (12/13-6/30/19).
Sean Fox, Born September 1976	Chief Compliance Officer	June 2022	Sr. Compliance Officer, the Adviser (2019-Present); Compliance Officer, the Adviser (2015-2019).
Michael Bryan, Born December 1962	Anti-Money Laundering Compliance Officer and Identity Theft Officer	May 2015	Vice President, CCO Compliance Support Services, Citi Fund Services Ohio, Inc. (2008-present)

Name and Date of Birth	Position with the Trust	Date Commenced Service	Principal Occupation During Past 5 Years
Jay G. Baris, Born January 1954	Assistant Secretary	December 1997	Partner, Sidley Austin LLP (since 2020); Partner, Shearman & Sterling LLP (2018-2020).
Fund Ownership
The following tables show the dollar ranges of Fund shares (and of shares of all series of the Victory Fund Complex) beneficially owned by each Trustee and Advisory Trustee as of December 31, 2022. No Independent Trustee or Advisory Trustee (or any immediate family member) owns beneficially or of record an interest in the Adviser or the Distributor or in any person directly or indirectly controlling, controlled by, or under common control with the Adviser or the Distributor (other than Funds in the Victory Funds Complex). As of December 31, 2022, the Trustees, Advisory Trustee, and officers as a group owned beneficially less than 1% of each class of outstanding shares of those series of the Trust. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.
Independent Trustees
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Adcock	Victory RS Science and Technology Fund: Over $100,000	Over $100,000
Mr. Andrews	Victory Floating Rate Fund: Over $100,000	Over $100,000
Ms. Beard
Victory Floating Rate Fund: $50,001 - $100,000
Victory INCORE Low Duration Bond Fund: $10,001 -
$50,000
Victory RS Small Cap Growth Fund: $10,001 - $50,000
Victory INCORE Low Duration Bond Fund: Over
$100,000
Over $100,000
Mr. Bushe	Victory Floating Rate Fund: Over $100,000 Victory RS International Fund: Over $100,000Victory Sophus Emerging Markets Fund: Over $100,000	Over $100,000
Mr. Kelly	Victory RS Small Cap Growth Fund: $10,001 - $50,000	Over $100,000
Mr. Meyer	Victory RS International Fund: $10,001 - $50,000 Victory RS Science and Technology Fund: $10,001 - $50,000	Over $100,000
Ms. Nelund	Victory RS Science and Technology Fund: Over $100,000	Over $100,000
Mr. Wilson	None.	Over $100,000
Interested Trustee
Trustee	Dollar Range of Beneficial Ownership of Fund Shares	Aggregate Dollar Range of Ownership of Shares of All Series of the Victory Fund Complex
Mr. Brown*	Victory Floating Rate Fund: Over $100,000Victory RS Global Fund: Over $100,000 Victory RS Growth Fund: Over $100,000 Victory RS Small Cap Growth Fund: Over $100,000	Over $100,000
*
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Compensation
The Victory Fund Complex pays each Independent Trustee and Advisory Trustee $344,000 per year for his or her services to the Complex. The Board Chair is paid an additional retainer of $150,000 per year. While the Board reserves the right to award reasonable compensation to any Interested Trustee, as of the date of this SAI no Interested Trustee receives compensation for services as a Trustee.
The following tables indicate the compensation received by each Trustee and Advisory Trustee from the Funds covered in this SAI and from the Victory Fund Complex for the fiscal year ended December 31, 2022. As of December 31, 2022, there were 68 funds in the Victory Fund Complex for which the Trustees or Advisory Trustee listed below were compensated. The Trust does not maintain a retirement plan for its Trustees or Advisory Trustee. No information is provided for the Advisory Trustee, Timothy Pettee, because he was not appointed an Advisory Trustee until January 1, 2023.
Independent Trustees

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock	$54,089	$344,000
Mr. Andrews*	$54,089	$344,000
Ms. Beard	$54,089	$344,000
Mr. Bushe	$54,089	$344,000
Mr. Kelly	$77,674	$494,000
Mr. Meyer	$54,089	$344,000
Ms. Nelund	$54,089	$344,000
Mr. Wilson	$54,089	$344,000
* As of December 31, 2022, the value of Mr. Andrews' deferred compensation account was $567,588.
Interested Trustee

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Brown*	None	None
*
Mr. Brown is an “Interested Person” by reason of his relationship with the Adviser.
Deferred Compensation
Each Trustee may elect to defer a portion of his or her compensation from the Victory Fund Complex in accordance with a Deferred Compensation Plan adopted by the Board (the “Plan”). Such amounts are invested in one or more Funds in the Victory Fund Complex offered under the Plan or a money market fund, as selected by the Trustee.
As of the current fiscal year ended December 31, 2022, the following current Trustees have elected to defer a portion of his or her compensation from the Victory Fund Complex.

Trustee	Aggregate Compensation from the Funds	Total Compensation from the Victory Fund Complex
Mr. Adcock*	$8,113	$51,600
Mr. Bushe**	$27,044	$172,000
Ms. Beard***	$6,491	$41,280
*         As of December 31, 2022, the value of Mr. Adcock's deferred compensation account was $191,845.
**       As of December 31, 2022, the value of Mr. Bushe's deferred compensation account was $1,434,795.
***     As of December 31, 2022, the value of Mr. Beard's deferred compensation account was $38,950.
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
As of March 31, 2023, for all Funds except the Victory RS Partners Fund, which information is as of May 1, 2023, the following shareholders owned 5% or more of a particular class of the indicated Funds. Each shareholder that beneficially owns more than 25% of the voting securities of a class of a Fund may be deemed a control person of that class of the Fund’s outstanding shares and, thereby, may influence the outcome of matters on which shareholders are entitled to vote. Since the economic benefit of investing in a Fund and related voting authority is passed through to the underlying investors of the record owners, it is expected that these record owners generally will not be considered the beneficial owners of the Fund’s shares or control persons of the Fund.
The names and addresses of the record holders and the percentage of the outstanding shares held by such holders are set forth in the following table. There is no information for Class R6 for Victory RS Partners Fund as the share class had not commenced operations as of the date of this SAI.

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY FLOATING RATE FUND CL A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	21.92%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	13.66%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.62%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	12.60%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	7.29%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.61%
VICTORY FLOATING RATE FUND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	35.49%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	15.53%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	15.35%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	10.38%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	5.56%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.55%
VICTORY FLOATING RATE FUND CL R	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	46.43%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	19.28%
	ASCENSUS TRUST COMPANY FBO JAMARI INTERNATIONAL LTD 401 K PR 691423 P O BOX 10758 FARGO ND 581060758	14.98%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	9.16%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	6.01%
VICTORY FLOATING RATE FUND CL Y	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	22.39%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	16.28%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	10.39%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	9.27%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	8.18%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	7.82%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	7.17%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	6.03%
VICTORY FLOATING RATE FUND MEMBER CLASS	VICTORY CAPITAL TRANSFER AGENCY INC 15935 LA CANTERA PARKWAY BLDG TWO SAN ANTONIO TX 78256	99.49%
VICTORY GLOBAL ENERGY TRANSITION FD CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	27.04%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.32%
	TD AMERITRADE CLEARING, INC. 200 SOUTH 108TH AVENUE OMAHA NE 68154	11.25%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	5.02%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.02%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY GLOBAL ENERGY TRANSITION FD CL C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	40.77%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	32.06%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.96%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.19%
VICTORY GLOBAL ENERGY TRANSITION FD CL R	ASCENSUS TRUST COMPANY FBO JAMARI INTERNATIONAL LTD 401 K PR 691423 P O BOX 10758 FARGO ND 581060758	25.24%
	PARIMAL B MODY 64 AVENUE ALPHAND SAINTMANDE FRANCE 94160	25.02%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	20.73%
	DELAWARE CHARTER GTY TRUST SUSAN CARLISLE PSP 830 ANNIE LANG DR MILFORD MI 483814713	12.99%
	PRINCIPAL SECURITIES, INC. C/O PEN TRADE OPS N-004 PO BOX 14597 DES MOINES IA 50306	6.09%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.03%
VICTORY GLOBAL ENERGY TRANSITION FD CL Y	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	35.32%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.03%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.35%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	10.08%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	9.86%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY HIGH INCOME MUNI BOND MEMBER CL	VICTORY CAPITAL TRANSFER AGENCY INC 15935 LA CANTERA PARKWAY BLDG TWO SAN ANTONIO TX 78256	99.53%
VICTORY HIGH INCOME MUNICIPAL BOND CL A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	29.21%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	21.14%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	13.21%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	8.16%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	6.87%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.94%
VICTORY HIGH INCOME MUNICIPAL BOND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	20.99%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	20.83%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	18.04%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	12.48%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	10.08%
	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 631313729	7.51%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	5.06%
VICTORY HIGH INCOME MUNICIPAL BOND CL Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	29.87%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	26.59%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	20.44%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.12%
VICTORY HIGH YIELD FUND CL A	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044025	23.16%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	14.52%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.52%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	11.27%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.42%
VICTORY HIGH YIELD FUND CL C	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044025	47.60%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	16.71%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	12.51%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	8.19%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.57%
VICTORY HIGH YIELD FUND CL R	GUARDIAN LIFE INSURANCE COMPANY OF AMERICA INVESTMENT ACCTING 7 HANOVER SQ H 17 B ATTN RON PICIULLO NEW YORK NY 100044025	87.22%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	8.16%
VICTORY HIGH YIELD FUND CL Y	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	28.71%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	15.84%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	13.09%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.34%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	10.06%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	8.97%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	5.44%
VICTORY INCORE LOW DURATION BOND FUND CL A	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	19.99%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	12.56%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.88%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	10.75%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	10.58%
VICTORY INCORE LOW DURATION BOND FUND CL C	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	16.48%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	15.90%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	15.90%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	12.72%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.83%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	7.92%
	RBC CAPITAL MARKETS LLC 60 SOUTH SIX STREET P08 MINNEAPOLIS MN 554024400	5.33%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.29%
VICTORY INCORE LOW DURATION BOND FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	61.78%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	14.39%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	7.87%
	STIFEL, NICOLAUS & COMPANY, INCORPORATED 501 NORTH BROADWAY SAINT LOUIS MO 63102	6.34%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	5.88%
VICTORY INCORE LOW DURATION BOND FUND CL Y	RBC CAPITAL MARKETS LLC 60 SOUTH SIX STREET P08 MINNEAPOLIS MN 554024400	18.18%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	15.48%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	14.56%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	12.28%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	8.69%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.83%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	6.67%
VICTORY RS GLOBAL FUND CL A	VRSCO FBO AIGFSB CUST TTEE FBO GLENS FALLS HOSPITAL 457B 2727-A ALLEN PARKWAY 4-D1 HOUSTON TX 77019	28.95%
	SECURITY BENEFIT LIFE INSURANCE COMPANY SECURITY FINANCIAL RESOURCES ONE SECURITY BENEFIT PLACE TOPEKA KS 666360001	19.09%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.48%
	RC EE VANTAGEPOINT TRADITION IRA C O MISSIONSQUARE RETIREMENT 777 NORTH CAPITOL STREET NE WASHINGTON DC 20002	8.65%
VICTORY RS GLOBAL FUND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	46.29%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	33.99%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	13.06%
VICTORY RS GLOBAL FUND CL R	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	38.40%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	24.33%
	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	9.11%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC DGEB MANAGEMENT 401 K PROFIT 717 17TH STREET SUITE 1300 DENVER CO 80202	7.26%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.35%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS GLOBAL FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.59%
VICTORY RS GLOBAL FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.43%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	22.41%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	16.99%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	9.59%
VICTORY RS GROWTH FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	16.43%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.68%
VICTORY RS GROWTH FUND CL C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	41.67%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	23.36%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	11.60%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	9.33%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	7.55%
VICTORY RS GROWTH FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	88.28%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.72%
VICTORY RS GROWTH FUND CL Y	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	17.56%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	11.84%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	11.36%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.38%
	GWENDOLYN H CLEMENS LIVING TRUST GWENDOLYN CLEMENS JOHN CLEMENS UAD 4 16 09 707 INDIAN CAMP CREEK RD HOT SPRINGS NC 287437290	8.00%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	6.95%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.97%
VICTORY RS INTERNATIONAL FUND CL A	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC DGEB MANAGEMENT 401 K PROFIT 717 17TH STREET SUITE 1300 DENVER CO 80202	12.69%
	AMERITAS LIFE INSURANCE COMPANY 5900 'O' STREET LINCOLN NE 68510	10.28%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.90%
	TD AMERITRADE CLEARING, INC. 200 SOUTH 108TH AVENUE OMAHA NE 68154	8.72%
VICTORY RS INTERNATIONAL FUND CL C	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	84.87%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	9.18%
VICTORY RS INTERNATIONAL FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	75.89%
	NEWPORT TRUST COMPANY 45 S 7TH STREET SUITE 2208 MINNEAPOLIS MN 554011614	18.78%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS INTERNATIONAL FUND CL R6	GERLACH CO LLC CITIBANK OPEN WE0 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	91.81%
VICTORY RS INTERNATIONAL FUND CL Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	24.75%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	21.60%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	13.25%
	EMPOWER TRUST FBO EMPLOYEE BENEFITS CLIENTS 401K - FG 8515 E ORCHARD RD 2T2 GREENWOOD VILLAGE CO 80111	9.94%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	5.56%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	5.19%
VICTORY RS INVESTORS FUND CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.69%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.99%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	7.08%
VICTORY RS INVESTORS FUND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	33.64%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12.88%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	9.45%
	TODD J BUTTON ROTH IRA PO BOX 343 PANAMA NY 147670343	8.73%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.68%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7.07%
	OPPENHEIMER & CO. INC. 85 BROAD STREET 22ND, 24TH FLOOR NEW YORK NY 10004	6.58%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.42%
VICTORY RS INVESTORS FUND CL R	ASCENSUS TRUST COMPANY FBO JAMARI INTERNATIONAL LTD 401 K PR 691423 P O BOX 10758 FARGO ND 581060758	39.47%
	FIIOC CENTRAL MINNESOTA ANESTHESIA PROVIDERS P A 401K PROFIT 100 MAGELLAN WAY KWIC COVINGTON KY 41018	33.47%
	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	13.12%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	7.96%
VICTORY RS INVESTORS FUND CL Y	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	49.11%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	17.13%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	10.14%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.94%
VICTORY RS LARGE CAP ALPHA FUND CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	9.19%
	GUARDIAN INSURANCE & ANNUITY CO. FBO E-VA201 ATTN EQUITY ACCOUNTING 3S-18 3900 BURGESS PLACE BETHLEHEM PA 18017	5.45%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.06%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS LARGE CAP ALPHA FUND CL C	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	58.48%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	9.62%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	9.27%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	5.28%
VICTORY RS LARGE CAP ALPHA FUND CL R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	46.11%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	36.06%
	MATRIX TRUST COMPANY CUST FBO BOATNER ENTERPRISES INC 717 17TH STREET SUITE 1300 DENVER CO 802023304	6.77%
VICTORY RS LARGE CAP ALPHA FUND CL Y	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	21.12%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	13.92%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	10.02%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	9.60%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	7.14%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	6.93%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	6.88%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.58%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	6.06%
VICTORY RS MID CAP GROWTH FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	18.80%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.46%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	5.54%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	5.45%
VICTORY RS MID CAP GROWTH FUND CL C	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	25.64%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	22.08%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	14.49%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	14.15%
	RBC CAPITAL MARKETS LLC 60 SOUTH SIX STREET P08 MINNEAPOLIS MN 554024400	8.11%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	6.11%
VICTORY RS MID CAP GROWTH FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	80.07%
	PAI TRUST COMPANY INC MOVEMENT OF YOUTH INCORPORATED 401 1300 ENTERPRISE DRIVE DE PERE WI 541150000	17.72%
VICTORY RS MID CAP GROWTH FUND CL R6	RELIANCE TRUST COMPANY FBO CROMWELL PUBLIC PO BOX 78446 ATLANTA GA 30357	74.30%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	SEI PRIVATE TRUST COMPANY C O ID 370 ONE FREEDOM VALLEY DRIVE OAKS PA 19456	24.77%
VICTORY RS MID CAP GROWTH FUND MEMBER CLASS	VICTORY CAPITAL TRANSFER AGENCY INC 15935 LA CANTERA PARKWAY BLDG TWO SAN ANTONIO TX 78256	98.25%
VICTORY RS PARTNERS FUND CL A	UMB BANK NA FBO FIDUCIARY DEFFERRED ACCOUNTS TAX 1 SW SECURITY BENEFIT PL TOPEKA KS 666361000	19.53%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	18.40%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	15.23%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	9.68%
VICTORY RS PARTNERS FUND CL R	MATRIX TRUST COMPANY CUST FBO A P CROLL SON INC 717 17TH STREET SUITE 1300 DENVER CO 80202	46.16%
	MATRIX TRUST COMPANY CUST FBO BOATNER ENTERPRISES INC 717 17TH STREET SUITE 1300 DENVER CO 802023304	20.05%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	14.92%
	ASCENSUS TRUST COMPANY FBO STAGI ENTERPRISES 401K PROFIT SHARI 682416 P O BOX 10758 FARGO ND 581060758	8.82%
	MATRIX TRUST COMPANY AS AGENT FOR ADVISOR TRUST INC NAPERVILLE COMMUNITY UNIT SCHOOL 717 17TH STREET SUITE 1300 DENVER CO 80202	6.16%
VICTORY RS PARTNERS FUND CL Y	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	36.26%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	27.59%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	9.31%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.03%
VICTORY RS PARTNERS FUND MEMBER CLASS	VICTORY CAPITAL TRANSFER AGENCY INC 15935 LA CANTERA PARKWAY BLDG TWO SAN ANTONIO TX 78256	99.41%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CL A	SECURITY BENEFIT LIFE INSURANCE COMPANY SECURITY FINANCIAL RESOURCES ONE SECURITY BENEFIT PLACE TOPEKA KS 666360001	17.74%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	14.16%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.59%
	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 432182029	5.54%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	39.35%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	25.36%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	12.83%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	8.67%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	6.63%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	82.17%
	ASCENSUS TRUST COMPANY FBO JAMARI INTERNATIONAL LTD 401 K PR 691423 P O BOX 10758 FARGO ND 581060758	7.50%
VICTORY RS SCIENCE AND TECHNOLOGY FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.80%
	NATIONWIDE INVESTMENT SERVICES CORP. CO IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS OH 432182029	10.23%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.40%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	7.02%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	6.98%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	5.10%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	5.06%
VICTORY RS SELECT GROWTH FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	22.76%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	12.41%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	6.26%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.19%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	5.73%
VICTORY RS SELECT GROWTH FUND CL C	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	32.70%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	16.57%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	15.33%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	7.41%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	6.34%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	5.85%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	5.68%
VICTORY RS SELECT GROWTH FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	65.77%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	12.39%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	10.18%
	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	5.04%
VICTORY RS SELECT GROWTH FUND CL R6	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	44.24%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	19.65%
	ASSOCIATED TRUST COMPANY FBO NASH SPINDLER 401K - R MCCRACKEN PO BOX 22037 GREEN BAY WI 54305	18.51%
	VICTORY CAPITAL MANAGEMENT INC C/O CATHY SAVVAS CONTROLLER 4900 TIEDEMAN ROAD 4TH FLOOR BROOKLYN OH 44144	16.26%
VICTORY RS SELECT GROWTH FUND CL Y	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	17.65%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	14.34%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	14.06%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	11.08%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	9.20%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.57%
	JAMES L CALLINAN IRA 1875 WILLOW RD HILLSBOROUGH CA 940106356	5.27%
VICTORY RS SMALL CAP EQUITY FUND CL A	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	11.89%
	AMERITAS LIFE INSURANCE COMPANY 5900 'O' STREET LINCOLN NE 68510	7.25%
VICTORY RS SMALL CAP EQUITY FUND CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	56.06%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	24.62%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	14.51%
VICTORY RS SMALL CAP EQUITY FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	98.64%
VICTORY RS SMALL CAP EQUITY FUND CL Y	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	31.77%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	20.81%
	TD AMERITRADE CLEARING, INC. 200 SOUTH 108TH AVENUE OMAHA NE 68154	19.86%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	13.58%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	11.13%
VICTORY RS SMALL CAP EQUITY FUND MEMBER CLASS	VICTORY CAPITAL TRANSFER AGENCY INC 15935 LA CANTERA PARKWAY BLDG TWO SAN ANTONIO TX 78256	99.03%
VICTORY RS SMALL CAP GROWTH FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	21.10%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	17.47%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS SMALL CAP GROWTH FUND CL C	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	28.99%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	28.05%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	18.24%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.30%
VICTORY RS SMALL CAP GROWTH FUND CL R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	43.13%
	FIIOC CENTRAL MINNESOTA ANESTHESIA PROVIDERS P A 401K PROFIT 100 MAGELLAN WAY KWIC COVINGTON KY 41018	29.77%
	DELAWARE CHARTER GTY TRUST SUSAN CARLISLE PSP 830 ANNIE LANG DR MILFORD MI 483814713	7.17%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	6.61%
	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	5.01%
VICTORY RS SMALL CAP GROWTH FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	40.71%
	EDWARD D. JONES & CO., L.P. 12555 MANCHESTER ROAD SAINT LOUIS MO 631313729	11.87%
	SAXON CO FBO 20100023409649 P O BOX 94597 CLEVELAND OH 44101	7.81%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.63%
	MID ATLANTIC TRUST COMPANY FBO ABCO AUTOMATION INC EMPLOYEES 401 K 1251 WATERFRONT PLACE SUITE 525 PITTSBURGH PA 15222	6.86%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY RS SMALL CAP GROWTH FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	20.08%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	18.67%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	13.02%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	6.77%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.00%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	5.30%
VICTORY RS VALUE FUND CL A	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	13.68%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	10.82%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	10.76%
	SECURITY BENEFIT LIFE INSURANCE COMPANY SECURITY FINANCIAL RESOURCES ONE SECURITY BENEFIT PLACE TOPEKA KS 666360001	7.49%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.86%
VICTORY RS VALUE FUND CL C	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	20.48%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	19.18%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	18.59%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10.05%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	7.30%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.58%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	5.38%
VICTORY RS VALUE FUND CL R	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	87.01%
	ASCENSUS TRUST COMPANY FBO JAMARI INTERNATIONAL LTD 401 K PR 691423 P O BOX 10758 FARGO ND 581060758	9.23%
VICTORY RS VALUE FUND CL Y	RBC CAPITAL MARKETS LLC 60 SOUTH SIX STREET P08 MINNEAPOLIS MN 554024400	24.68%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	21.37%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	17.53%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	7.06%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	6.36%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	6.05%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	5.11%
VICTORY SOPHUS EMERGING MARKETS FUND CL A	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	34.35%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	9.64%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	6.21%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.15%
	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	5.58%
VICTORY SOPHUS EMERGING MARKETS FUND CL C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	42.26%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	19.64%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	10.47%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.21%
	AMERIPRISE FINANCIAL SERVICES, INC. 5221 AMERIPRISE FINANCIAL CENTER MINNEAPOLIS MN 55474	6.10%
VICTORY SOPHUS EMERGING MARKETS FUND CL R	STATE STREET BANK AND TRUST AS TRUSTEE AND/OR CUSTODIAN FBO ADP ACCESS PRODUCT 1 LINCOLN STREET BOSTON MA 02110	86.16%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	11.73%
VICTORY SOPHUS EMERGING MARKETS FUND CL R6	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.16%
	GERLACH CO LLC CITIBANK OPEN WE0 3800 CITIGROUP CENTER BUILDING B3-14 TAMPA FL 33610	26.52%
	SEI PRIVATE TRUST COMPANY C O ID 370 ONE FREEDOM VALLEY DRIVE OAKS PA 19456	12.42%
	LINCOLN RETIREMENT SERVICES COMPANY FBO JEWISH HOME LIFECARE 457B PO BOX 7876 FORT WAYNE IN 468017876	7.74%
	MATRIX TRUST COMPANY CUST FBO W A INC 401 K PROFIT SHARING PLAN 717 17TH STREET SUITE 1300 DENVER CO 80202	5.75%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
VICTORY SOPHUS EMERGING MARKETS FUND CL Y	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	34.99%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	30.02%
	TD AMERITRADE CLEARING, INC. 200 SOUTH 108TH AVENUE OMAHA NE 68154	10.02%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	6.34%
VICTORY TAX-EXEMPT FUND CL A	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	23.50%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	18.59%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	8.89%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	8.38%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	7.44%
VICTORY TAX-EXEMPT FUND CL C	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	26.52%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	16.86%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	14.37%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	8.27%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	6.71%
VICTORY TAX-EXEMPT FUND CL Y	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	46.08%

Fund - Class	Name and Address of Owner	Percentage Owned of Record
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	15.33%
	LPL FINANCIAL CORPORATION 75 STATE STREET, 24TH FLOOR BOSTON MA 02109	14.21%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	6.60%
	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	5.15%
VICTORYRS GLOBAL FUND CL R6	TIAA FSB CUST TTEE FBO RETIREMENT PLANS FOR WHICH TIAA ACTS AS RECORDKEEPER 211 NORTH BROADWAY SUITE 1000 ATTN TRUST OPERATIONS ST LOUIS MO 631022733	68.37%
VICTORYRS MID CAP GROWTH FUND CL Y	NATIONAL FINANCIAL SERVICES LLC NEWPORT OFFICE CENTER III 5TH FLOOR 499 WASHINGTON BOULEVARD JERSEY CITY NJ 07310	13.29%
	UBS FINANCIAL SERVICES INC. C/O CENTRAL DEPOSIT/MUTUAL FUNDS 1000 HARBOR BLVD 7TH FL A/C YY011410610 WEEHAWKEN NJ 070866727	12.05%
	MORGAN STANLEY SMITH BARNEY LLC 2000 WESTCHESTER AVE LD PURCHASE NY 105772530	11.39%
	RAYMOND JAMES & ASSOCIATES, INC. 880 CARILLON PARKWAY ST PETERSBURG FL 337332749	9.53%
	WELLS FARGO CLEARING SERVICES, LLC. ATTN: DEBBIE BELL MAILCODE: MO3970 1 NORTH JEFFERSON AVENUE ST. LOUIS MO 63103	8.40%
	MERRILL LYNCH, PIERCE, FENNER & SMITH ATTN: COMPENSATION TEAM 4800 DEER LAKE DR E FL 2 JACKSONVILLE FL 322466484	8.28%
	PERSHING LLC ONE PERSHING PLAZA PRODUCT SUPPORT, 14TH FLOOR JERSEY CITY NJ 07399	8.17%
	CHARLES SCHWAB & CO., INC. 211 MAIN STREET SAN FRANCISCO CA 94105	5.25%

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS
Investment Adviser
Victory Capital, a New York corporation registered as an investment adviser with the SEC, serves as investment adviser to the Funds. Victory Capital’s principal business address is 15935 La Cantera Parkway, San Antonio, TX 78256. Subject to the authority of the Board, the Adviser is responsible for the overall management and administration of the Funds’ business affairs. Each of the Adviser’s multiple investment teams, referred to separately as investment franchises utilizes its own independent approach to investing. The Adviser is responsible for selecting each Fund’s investments according to its investment objective, policies, and restrictions. The Adviser is an indirect wholly owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation. As of March 31, 2023, the Adviser managed assets totaling in excess of $158.6 billion for numerous clients including large corporate and public retirement plans, Taft-Hartley plans, foundations and endowments, high net worth individuals and mutual funds.
The following schedule lists the advisory fees for each Fund, as an annual percentage of its average daily net assets.
Equity Funds
Fund	Advisory Fee
Victory Global Energy Transition Fund	1.00%
Victory RS Partners Fund	0.83%
Victory RS Value Fund	0.85%
Victory RS Large Cap Alpha Fund	0.50%
Victory RS Investors Fund	1.00%
Victory RS Small Cap Growth Fund	0.95%
Victory RS Select Growth Fund	1.00%
Victory RS Mid Cap Growth Fund	0.85%
Victory RS Growth Fund	0.75%
Victory RS Science and Technology Fund	1.00%
Victory RS Small Cap Equity Fund	0.75%
Victory RS International Fund	0.80%
Victory RS Global Fund	0.60%
Victory Sophus Emerging Markets Fund	1.00%
Fixed Income Funds
Fund	Advisory Fee
Victory INCORE Low Duration Bond Fund	0.45%
Victory High Yield Fund	0.60%
Victory Tax-Exempt Fund	0.50%
Victory High Income Municipal Bond Fund	0.50%
Victory Floating Rate Fund	0.65%
The Advisory and Sub-Advisory Agreements
The Adviser serves as the Funds’ investment adviser pursuant to an advisory agreement dated as of July 29, 2016 (the “Advisory Agreement”). Unless sooner terminated, the Advisory Agreement between the Adviser and the Trust, on behalf of the Funds, provides that it will continue in effect as to the Funds for two years and for consecutive one-year terms thereafter, provided that such renewal is approved at least annually by the Trustees or by vote of the majority of the outstanding shares of each such Fund (as defined under “Miscellaneous” below) and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreement or “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement, by votes cast in person at a meeting called for such purpose. (In response to the COVID-19 pandemic the SEC issued an order (the “Order”) providing temporary relief from in person voting requirements subject to meeting certain conditions of the Order.) The Advisory Agreement is terminable as to any particular Fund at any time on 60 days’ written notice without penalty by a vote of the majority of the outstanding shares of a Fund, by vote of the Trustees, or as to all applicable Funds by the Adviser. The Advisory Agreement also terminates automatically in the event of any assignment, as defined by the 1940 Act.
The Advisory Agreement provides that the Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of the services pursuant thereto, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, gross negligence on the part of the Adviser in the performance of its duties, or from reckless disregard by the Adviser of its duties and obligations thereunder.
Under the Advisory Agreement, the Adviser may delegate a portion of its responsibilities to a sub-adviser. In addition, the agreements provide that the Adviser may render services through its own employees or the employees of one or more affiliated companies that are qualified to act as an investment adviser of the Fund provided all such persons are functioning as part of an organized group of persons, managed by authorized officers of the Adviser.
Park Avenue Institutional Advisers LLC
Park Avenue Institutional Advisers LLC (“Park Avenue”) currently serves as the sub-adviser for the Victory High Yield Fund and Victory Floating Rate Fund (the “Park Avenue Sub-Advised Funds”). Park Avenue is a wholly owned subsidiary of Guardian Investor Services LLC (“GIS”), which served as sub-adviser for the Predecessor Funds to the Park Avenue Sub-Advised Funds prior to May 1, 2015. Park Avenue and the Adviser have entered into a written Sub-Advisory Agreement dated as of July 29, 2016, as amended, pursuant to which Park Avenue provides sub-advisory services with respect to the Park Avenue Sub-Advised Funds, subject to the general oversight of the Adviser and the Board.
GIS, a Delaware limited liability company, and its predecessor, Guardian Investor Services Corporation, a New York corporation, served as investment sub-adviser for certain Predecessor Funds from 1968 through April 30, 2015. GIS is a subsidiary of The Guardian Life Insurance Company of America, a New York mutual insurance company (“Guardian Life”). Any employee of Guardian Life who participates in the management of a Fund is also a “supervised person” of Park Avenue and is subject to Park Avenue’s oversight. Park Avenue is located at 7 Hanover Square, New York, New York 10004. Park Avenue Securities LLC is the underwriter and the distributor of variable annuity and variable life insurance contracts issued by The Guardian Insurance & Annuity Company, Inc., a Delaware corporation (“GIAC”).
The Sub-Advisory Agreement will remain in effect with respect to each Park Avenue Sub-Advised Fund for an initial period of two years for each such Fund, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of the respective Park Avenue Sub-Advised Funds or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of the Adviser or Park Avenue, cast in person at a meeting called for the purpose of voting on such continuance.
With respect to its provision of sub-advisory services, Park Avenue shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to a Park Avenue Sub-Advised Fund, the Trust, or to any shareholder of a Park Avenue Sub-Advised Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Park Avenue Sub-Advised Fund.
For its services under the Sub-Advisory Agreement, the Adviser pays Park Avenue monthly fees for each Park Avenue Sub-Advised Fund in an amount equal to 25% of all fees due from such Fund to the Adviser for such month prior to any reductions as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser with respect to that Fund for such period; provided that the monthly fee due thereunder to Park Avenue in respect of a Fund shall be reduced in the same proportion as the fee due to the Adviser from the Fund for such period as a result of any voluntary or contractual fee waiver observed or expense reimbursement borne by the Adviser in respect of the Fund to which Park Avenue has agreed.
SailingStone Capital Partners LLC
SailingStone Capital Partners LLC (“SailingStone”) serves as the sub-adviser for the Victory Global Energy Transition Fund. SailingStone and the Adviser have entered into a written Sub-Advisory Agreement (the “SailingStone Sub-Advisory Agreement”) dated as of June 1, 2021, pursuant to which SailingStone provides sub advisory services with respect to the Victory Global Energy Transition Fund, subject to the general oversight of the Adviser and the Board. SailingStone has provided investment advisory services to the Fund under prior sub-advisory agreements since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 2, 2014. The principal business address of SailingStone is 3200 Kirby Drive, Suite 800, Houston, Texas 77098. SailingStone is wholly owned by Pickering Energy Partners LP, a Delaware limited partnership, of which Pickering Energy Partners GP LLC, a Delaware limited liability company, is the general partner.
The SailingStone Sub-Advisory Agreement will continue in effect for an initial period of two years, unless sooner terminated, and thereafter will continue in effect from year to year so long as continuance is specifically approved at least annually by (a) either (i) a majority of the outstanding securities of Victory Global Energy Transition Fund or (ii) the Board, and (b) a vote of the majority of the Trustees who are not parties to the Agreement or “interested persons” of the Adviser or SailingStone, cast in person at a meeting called for the purpose of voting on such continuance.
With respect to its provision of sub-advisory services, SailingStone shall not, in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties or obligations, be liable to the Victory Global Energy Transition Fund, the Trust, or to

any shareholder of the Victory Global Energy Transition Fund for any act or omission in the course of, or connected with, rendering services or for any losses that may be sustained in the purchase, holding, or sale of any security by the Victory Global Energy Transition Fund.
For its services under the SailingStone Sub-Advisory Agreement, the Adviser pays SailingStone a monthly fee, based on the Victory Global Energy Transition Fund’s assets, as specified from time to time by the Adviser (the “Managed Assets”), at the following annual rates: 0.40% of Managed Assets up to $750 million; and 0.50% of Managed Assets of more than $750 million. The SailingStone Sub-Advisory Agreement also provides that, in the event that the Adviser implements any advisory fee waiver, advisory fee reduction, or expense limitation in respect of the Victory Global Energy Transition Fund (a “Fee Modification”) for any period, the sub-advisory fee, as set forth above, shall be reduced for any such period by (i) the dollar value of such Fee Modification multiplied by (ii) the proportion that (A) the sub-advisory fee bears to (B) the advisory fee (absent such Fee Modification).
Management fees paid to the Adviser for the last three fiscal years ended December 31.

Fund	2022	2021	2020
Victory Global Energy Transition Fund	$3,980,795	$2,591,991	$1,173,199
Victory RS Partners Fund	$3,655,409	$3,756,423	$3,205,189
Victory RS Value Fund	$2,595,474	$2,839,080	$2,538,968
Victory RS Large Cap Alpha Fund	$2,469,739	$2,576,693	$2,273,188
Victory RS Investors Fund	$350,994	$305,703	$292,916
Victory RS Small Cap Growth Fund	$11,799,287	$26,368,972	$21,922,056
Victory RS Select Growth Fund	$1,362,946	$2,295,937	$2,050,569
Victory RS Mid Cap Growth Fund	$1,809,982	$4,273,520	$4,466,941
Victory RS Growth Fund	$1,928,561	$2,450,574	$1,983,793
Victory RS Science and Technology Fund	$2,122,684	$4,233,027	$3,270,940
Victory RS Small Cap Equity Fund	$346,139	$594,969	$509,667
Victory RS International Fund	$2,849,766	$3,315,345	$2,450,489
Victory RS Global Fund	$2,222,080	$1,993,966	$1,013,702
Victory Sophus Emerging Markets Fund	$4,447,354	$5,317,327	$3,581,765
Victory INCORE Low Duration Bond Fund	$900,066	$1,043,788	$1,149,333
Victory High Yield Fund	$1,768,493	$1,772,507	$1,216,833
Victory Tax-Exempt Fund	$237,287	$263,469	$308,758
Victory High Income Municipal Bond Fund	$227,544	$247,283	$199,920
Victory Floating Rate Fund	$12,839,028	$10,560,819	$3,489,758
For the last three fiscal years ended December 31, the Adviser paid the respective Sub-Adviser the following sub-advisory fees with respect to the following Funds:
Fund	2022	2021	2020
Victory Global Energy Transition Fund	$1,527,771	$967,096	$379,518
Victory High Yield Fund	$736,871	$554,485	$269,654
Victory Floating Rate Fund	$4,938,095	$3,276,356	$746,204
Management Fee Waiver/Expense Reimbursement
For some of the Funds, the Adviser has contractually agreed to waive its management fee and/or reimburse Fund expenses so that the total annual operating expenses (excluding any acquired fund fees and expenses and certain other items such as interest, taxes, dividend and interest expenses on short sales and brokerage commissions) of a Fund (by share class) do not exceed a certain percentage for a predetermined amount of time. In these instances, the fee and expense table in the Fund’s Prospectus provides more details about this arrangement and shows the impact it will have on the Fund’s total annual fund operating expenses. Under its contractual agreement with the Funds, the Adviser is permitted to recoup advisory fees waived and expenses reimbursed for up to three years after the date of the waiver or reimbursement, subject to the lesser of any operating expense limits in effect at the time of: (a) the original waiver or expense reimbursement; or (b) the recoupment, after giving effect to the recoupment amount. This agreement may only be terminated by the Board. From time to time, the Adviser may also voluntarily waive its management fee and/or reimburse expenses for a Fund. These voluntary reductions are not reflected in the fee and expense table in the Fund’s Prospectus.
From time to time, the Manager may, without prior notice to shareholders, waive all or any portion of fees or agree to reimburse expenses incurred by a Fund. As a result of the Funds’ expense limitation agreement, for the past three fiscal years ended December 31, Victory Capital waived its management fee and/or reimbursed the Funds the amount listed in the table below.

Fund	2022	2021	2020
Victory Global Energy Transition Fund	$189,737	$186,151	$234,015
Victory RS Partners Fund	$263,864	$229,651	$316,786
Victory RS Value Fund	$59,177	$70,218	$199,071
Victory RS Large Cap Alpha Fund	$167,620	$211,774	$314,607
Victory RS Investors Fund	$122,672	$90,433	$146,600
Victory RS Small Cap Growth Fund	$392,843	$315,198	$489,756
Victory RS Select Growth Fund	$170,568	$180,839	$227,571
Victory RS Mid Cap Growth Fund	$404,134	$678,326	$759,444
Victory RS Growth Fund	$237,938	$240,370	$294,950
Victory RS Science and Technology Fund	$38,832	$-	$37,306
Victory RS Small Cap Equity Fund	$45,282	$42,087	$40,673
Victory RS International Fund	$438,795	$478,133	$491,864
Victory RS Global Fund	$899,922	$1,055,677	$690,062
Victory Sophus Emerging Markets Fund	$1,401,240	$1,536,446	$1,137,721
Victory INCORE Low Duration Bond Fund	$148,134	$175,522	$208,566
Victory High Yield Fund	$261,892	$221,331	$253,784
Victory Tax-Exempt Fund	$125,945	$131,110	$135,204
Victory High Income Municipal Bond Fund	$142,621	$156,099	$131,713
Victory Floating Rate Fund	$1,383,846	$1,454,748	$827,922
For the last three fiscal years ended December 31, Victory Capital recouped management fees previously waived and/or reimbursed in the amounts listed in the table below.

Fund	2022	2021	2020
Victory Global Energy Transition Fund Class R	$35	$-	$-
Victory RS Value Fund Class R	$66	$-	$-
Victory RS Value Fund Class Y	$4,293	$-	$-
Victory RS Large Cap Alpha Class Y	$430	$-	$-
Victory RS Investors Class R	$187	$-	$-
Victory RS Small Cap Growth Class A	$31,880	$-	$-
Victory RS Small Cap Growth Class R	$240	$-	$-
Victory RS Small Cap Growth Class Y	$112,825	$-	$-
Victory RS Select Growth Fund - Class R	$105	$-	$42,194
Victory RS Mid Cap Growth Fund - Class R	$101	$-	$-
Victory RS Growth Fund - Class C	$93	$-	$-
Victory RS Growth Fund - Class R	$198	$-	$-
Victory RS Science and Technology Fund - Class A	$6,841	$-	$-
Victory RS Science and Technology Fund - Class C	$254	$-	$-
Victory RS Science and Technology Fund - Class R	$137	$-	$-
Victory RS Science and Technology Fund - Class Y	$6,148	$-	$-
Victory RS Small Cap Equity Fund - Class Y	$227	$-	$-
Victory INCORE Low Duration Bond Fund - Class Y	$3,148	$-	$-
Victory High Yield Fund - Class R	$-	$-	$1,279
Victory Floating Rate Fund - Class Y	$15,514	$-	$-
Compliance Services
The Trust and the Adviser are parties to the Agreement to Provide Compliance Services (the “Compliance Agreement”) pursuant to which the Adviser furnishes its compliance personnel, including the services of the CCO, and other resources reasonably necessary to provide the Trust with compliance oversight services related to the design, administration, and oversight of a compliance program for the Trust in accordance with Rule 38a-1 under 1940 Act. The funds in the Victory Fund Complex, in the aggregate, compensate the Adviser for these services.
For the past three fiscal years ended December 31, the Funds paid the Adviser the following fees under the terms of the Compliance Agreement.

Fund	2022	2021	2020
Victory Global Energy Transition Fund	$3,123	$1,634	$1,034
Victory RS Partners Fund	$2,939	$2,705	$2,837
Victory RS Value Fund	$2,456	$2,421	$2,650
Victory RS Large Cap Alpha Fund	$3,970	$3,735	$4,009
Victory RS Investors Fund	$276	$221	$262
Victory RS Small Cap Growth Fund	$10,661	$20,543	$19,777
Victory RS Select Growth Fund	$1,136	$1,689	$1,792
Victory RS Mid Cap Growth Fund	$1,861	$3,803	$4,554
Victory RS Growth Fund	$2,111	$2,361	$2,291
Victory RS Science and Technology Fund	$1,790	$3,118	$2,794
Victory RS Small Cap Equity Fund	$384	$585	$586
Victory RS International Fund	$2,884	$2,984	$2,593
Victory RS Global Fund	$2,938	$1,931	$1,025
Victory Sophus Emerging Markets Fund	$3,610	$3,840	$3,088
Victory INCORE Low Duration Bond Fund	$1,610	$1,742	$2,257
Victory High Yield Fund	$2,388	$2,098	$1,744
Victory Tax-Exempt Fund	$385	$394	$545
Victory High Income Municipal Bond Fund	$371	$356	$352
Victory Floating Rate Fund	$16,063	$10,817	$4,671
Administrator and Fund Accountant
Victory Capital serves as the administrator and fund accountant to the Trust pursuant to an agreement dated July 1, 2006, as amended (the “Administration and Fund Accounting Agreement”). Citi Fund Services Ohio, Inc. (“Citi”) serves as sub-administrator and sub-fund accountant to the Trust pursuant to an agreement with Victory Capital dated October 1, 2015, as amended (the “Sub-Administration and Sub-Fund Accounting Agreement”). As administrator, Victory Capital supervises the Trust’s operations, including the services that Citi provides to the Funds as sub-administrator and sub-fund accountant, but excluding those that Victory Capital supervises as investment adviser, subject to the supervision of the Board.
Under the Administration and Fund Accounting Agreement, for the administration and fund accounting services that Victory Capital renders to the Funds, the Trust, Victory Portfolios II (“VP II”) and Victory Variable Insurance Funds (“VVIF”) pay Victory Capital an annual fee, accrued daily and paid monthly, at the following annual rates based on the aggregate average daily net assets of the Trust, VP II and VVIF: 0.08% of the first $15 billion in aggregate Trust, VP II and VVIF net assets, plus 0.05% of aggregate Trust, VP II and VVIF net assets in excess of $15 billion to $30 billion, plus 0.04% of aggregate Trust, VP II and VVIF net assets in excess of $30 billion. Victory Capital may periodically waive all or a portion of the amount of its fee that is allocated to any Fund in order to increase the Fund’s net income available for distribution to shareholders. In addition, the Trust, VP II and VVIF reimburse Victory Capital for all of its reasonable out-of-pocket expenses incurred as a result of providing the services under the Administration and Fund Accounting Agreement, including costs associated with implementing new reports required by the new RIC Modernization rules adopted by the SEC under the 1940 Act.
Except as otherwise provided in the Administration and Fund Accounting Agreement, Victory Capital pays all expenses that it incurs in performing its services and duties as administrator. Unless sooner terminated, the Administration and Fund Accounting Agreement continues in effect for a period of three years and for consecutive one-year terms thereafter, provided that such continuance is approved by the Board or by vote of a majority of the outstanding shares of each Fund and, in either case, by a majority of the Independent Trustees. The Administration and Fund Accounting Agreement provides that Victory Capital shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence or reckless disregard of its obligations and duties under the Agreement.
Under the Administration and Fund Accounting Agreement, Victory Capital, among other things, coordinates the preparation, filing and distribution of amendments to the Trust’s registration statement on Form N-1A, supplements to prospectuses and SAIs, and proxy materials in connection with shareholder meetings; drafts shareholder communications, including annual and semi-annual reports; administers the Trust’s other service provider contracts; monitors compliance with investment restrictions imposed by the 1940 Act, each Fund’s investment objective, defined investment policies, and restrictions, tax diversification, and distribution and income requirements; coordinates the Funds’ service arrangements with financial institutions that make the Funds’ shares available to their customers; assists with regulatory compliance; supplies individuals to serve as Trust officers; prepares Board meeting materials; and annually determines whether the services that it provides (or the services that Citi provides as sub-administrator) are adequate and complete.

Victory Capital also performs fund accounting services for each Fund, excluding those services that Citi performs as sub-fund accountant. The fund accountant calculates each Fund’s NAV, its dividend and capital gain distribution, if any, and its yield. The fund accountant also provides a current security position report, a summary report of transactions and pending maturities, a current cash position report, and maintains the general ledger accounting records for the Funds. The fees that Citi receives for sub-administration and sub-fund accounting services are described in the SAI section entitled “Sub-Administrator and Sub-Fund Accountant.”
For the past three fiscal years ended December 31, the Funds accrued the following amounts in administrative, fund accountant fees.

Fund	2022	2021	2020
Victory Global Energy Transition Fund	$216,832	$142,658	$71,178
Victory RS Partners Fund	$199,060	$207,177	$194,621
Victory RS Value Fund	$166,264	$184,262	$181,455
Victory RS Large Cap Alpha Fund	$268,951	$284,251	$276,280
Victory RS Investors Fund	$19,141	$16,862	$17,774
Victory RS Small Cap Growth Fund	$675,148	$1,534,205	$1,401,883
Victory RS Select Growth Fund	$74,157	$126,802	$124,649
Victory RS Mid Cap Growth Fund	$115,733	$278,270	$319,537
Victory RS Growth Fund	$139,941	$180,186	$160,822
Victory RS Science and Technology Fund	$115,473	$233,984	$198,812
Victory RS Small Cap Equity Fund	$25,117	$43,842	$41,293
Victory RS International Fund	$193,896	$228,496	$186,254
Victory RS Global Fund	$201,748	$151,952	$76,884
Victory Sophus Emerging Markets Fund	$242,087	$293,367	$217,411
Victory INCORE Low Duration Bond Fund	$108,904	$128,205	$155,506
Victory High Yield Fund	$160,393	$162,693	$123,363
Victory Tax-Exempt Fund	$25,839	$29,080	$37,581
Victory High Income Municipal Bond Fund	$24,773	$27,267	$24,326
Victory Floating Rate Fund	$1,074,286	$891,563	$326,207
Sub-Administrator and Sub-Fund Accountant
Citi serves as sub-administrator and sub-fund accountant to the Funds pursuant to the Sub-Administration and Sub-Fund Accounting Agreement. Citi assists in supervising all operations of the Funds (other than those performed by Victory Capital either as investment adviser or administrator), subject to the supervision of the Board.
Unless sooner terminated, the Sub-Administration and Sub-Fund Accounting Agreement continues in effect as to each Fund for a period of three years and for consecutive one-year terms thereafter. The Sub-Administration and Sub-Fund Accounting Agreement provides that Citi shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Agreement relates, except a loss resulting from bad faith, willful misfeasance, negligence, or reckless disregard of its obligations and duties under the Agreement.
Under the Sub-Administration and Sub-Fund Accounting Agreement, Citi calculates Trust expenses and make disbursements; calculates capital gain and distribution information; registers the Funds’ shares with the states; prepares shareholder reports and reports to the SEC on Forms N-CEN and N-PORT; coordinates dividend payments; calculates the Funds’ performance information; files the Trust’s tax returns; supplies individuals to serve as Trust officers; monitors the Funds’ status as regulated investment companies under the Code; assists in developing portfolio compliance procedures; reports to the Board amounts paid under shareholder service agreements; assists with regulatory compliance; obtains, maintains and files fidelity bonds and trustees’ and officers’/errors and omissions insurance policies for the Trust; assists with liquidity and derivatives risk management services; and assists in the annual audit of the Funds, among other services.
Transfer Agent
FIS Investor Services LLC (“FIS”), 4249 Easton Way, Suite 400, Columbus, Ohio 43219, serves as transfer agent and dividend disbursing agent for the Funds. Under its agreement with the Funds, FIS has agreed to (1) issue and redeem shares of the Funds; (2) address and mail all communications by the Funds to their shareholders, including reports to shareholders, dividend and distribution notices and proxy material for its meetings of shareholders; (3) respond to correspondence or inquiries by shareholders and others relating to its duties; (4) maintain shareholder accounts and certain sub-accounts; and (5) make periodic reports to the Board concerning the Funds’ operations.

Custodian
General. Citibank, 388 Greenwich St., New York, New York 10013, ("Citibank" or the "Custodian") serves as the custodian of the assets of each Fund pursuant to the Global Custodial Services Agreement dated August 5, 2008, as amended (the “Custody Agreement”). The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, and collecting interest and dividends on the Fund’s investments. Pursuant to the Custody Agreement, the Custodian also maintains original entry documents and books of record and general ledgers; posts cash receipts and disbursements; and records purchases and sales based upon communications from the Adviser. The Custodian may, with the approval of a Fund and at its own expense, open and maintain a sub-custody account or accounts on behalf of a Fund, provided that it shall remain liable for the performance of all of its duties under the Custody Agreement.
Foreign Custody. Rule 17f-5 under the 1940 Act, which governs the custody of investment company assets outside the United States, allows a mutual fund’s board of directors to delegate to a “Foreign Custody Manager” the selection and monitoring of foreign sub-custodian arrangements for the Trust’s assets. Accordingly, the Board delegated these responsibilities to the Custodian pursuant to the Custody Agreement. As Foreign Custody Manager, the Custodian must (a) determine that the assets of the Funds held by a foreign sub-custodian will be subject to reasonable care, based on the standards applicable to custodians in the relevant market; (b) determine that the Trust’s foreign custody arrangements are governed by written contracts in compliance with Rule 17f-5 (or, in the case of a compulsory depository, by such a contract and/or established practices or procedures); and (c) monitor the appropriateness of these arrangements and any material change in the relevant contract, practices or procedures. In determining appropriateness, the Custodian will not evaluate a particular country’s investment risks, such as (a) the use of compulsory depositories, (b) such country’s financial infrastructure, (c) such country’s prevailing custody and settlement practices, (d) nationalization, expropriation or other governmental actions, (e) regulation of the banking or securities industry, (f) currency controls, restrictions, devaluations or fluctuations, and (g) market conditions that affect the orderly execution of securities transactions or affect the value of securities. The Custodian will provide to the Board quarterly written reports regarding the Trust’s foreign custody arrangements.
Line of Credit. Each Fund, along with other funds managed by the Adviser, participates in a 364-day committed credit facility and a 364-day uncommitted, demand credit facility with Citibank. Each such credit facility may be renewed if so agreed by the parties. Under the current agreement with Citibank, the Funds may borrow up to $600 million, of which $300 million is committed and $300 million is uncommitted. Of this amount, $40 million of the committed line of credit and $60 million of the uncommitted line of credit are reserved for use by the Victory Floating Rate Fund (a series of Victory Portfolios), with that Fund paying the related commitment fees for that amount. The purpose of each agreement is to meet temporary or emergency cash needs. For the committed credit facility, Citibank received an annual commitment fee of 0.15%. Each Fund pays a pro-rata portion (adjusted for the amount of credit reserved for the Victory Floating Rate Fund) of these fees and pays the interest on any amount that it borrows. Each Fund paid a pro-rata portion of the renewal fee.
Securities Lending
The Funds, through a Securities Lending Agreement with Citibank, N.A. (“Citibank”), may lend its securities to qualified financial institutions, such as certain broker-dealers and banks, to earn additional income, net of income retained by Citibank. Borrowers are required to initially secure their loans for collateral in the amount of at least 102% of the value of U.S. securities loaned or at least 105% of the value of non-U.S. securities loaned, marked-to-market daily. Any collateral shortfalls associated with increases in the valuation of the securities loaned generally are cured the next business day. The collateral can be received in the form of cash collateral and/or non-cash collateral. Non-cash collateral can include U.S. government securities and other securities as permitted by SEC guidelines. The cash collateral is invested in short-term instruments or cash equivalents, primarily open-end investment companies. The Funds effectively do not have control of the non-cash collateral. Collateral requirements are determined daily based on the value of a Fund’s securities on loan as of the end of the prior business day. During the time portfolio securities are on loan, the borrower will pay the Fund any dividends or interest paid on such securities plus any fee negotiated between the parties to the lending agreement. A Fund also earns a return from the collateral. A Fund pays Citibank various fees in connection with the investment of cash collateral and fees based on the investment income received from securities lending activities. Loans are terminable upon demand and the borrower must return the loaned securities within the lesser of one standard settlement period or five business days. Although risk is mitigated by the collateral, a Fund could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. In addition, there is a risk that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower.
The Funds’ agreement with Citibank does not include master netting provisions. Non-cash collateral received by a Fund may not be sold or repledged, except to satisfy borrower default.
The following reflects the dollar amounts of income and fees/compensation related to the Funds’ securities lending activities during the Funds’ most recent fiscal year ended December 31, 2022.

Fund	Gross Income from securities lending activities	Fees paid to securities lending agent from a revenue split	Rebate (paid to borrower)	Aggregate fees/compensation for securities lending activities	Net income from securities lending activities
Victory Global Energy Transition Fund	$1,525,340	$148,249	$45,758	$194,007	$1,331,333
Victory RS Partners Fund	$139,643	$343	$136,144	$136,487	$3,156
Victory RS Value Fund	$108,383	$600	$102,282	$102,882	$5,501
Victory RS Large Cap Alpha Fund	$1,929	$53	$1,373	$1,426	$503
Victory RS Investors Fund	$11	$1	$-	$1	$10
Victory RS Small Cap Growth Fund	$1,274,501	$11,950	$1,153,765	$1,165,715	$108,786
Victory RS Select Growth Fund	$88,475	$198	$86,497	$86,695	$1,780
Victory RS Mid Cap Growth Fund	$71,451	$534	$65,942	$66,476	$4,975
Victory RS Growth Fund	$38,513	$165	$36,825	$36,990	$1,523
Victory RS Science and Technology Fund	$428,254	$18,569	$241,860	$260,429	$167,825
Victory RS Small Cap Equity Fund	$103,000	$1,079	$92,194	$93,273	$9,727
Victory RS International Fund	$121,525	$8,460	$36,869	$45,329	$76,196
Victory RS Global Fund	$48,630	$2,243	$26,159	$28,402	$20,228
Victory Sophus Emerging Markets Fund	$47,232	$1,111	$36,087	$37,198	$10,034
Victory INCORE Low Duration Bond Fund	$78,803	$4,153	$37,355	$41,508	$37,295
Victory High Yield Fund	$689,200	$38,103	$309,807	$347,910	$341,290
Distributor
Victory Capital Services, Inc. (the “Distributor”), located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, serves as distributor for the continuous offering of the shares of the Funds pursuant to a Distribution Agreement between the Distributor and the Trust dated August 1, 2013, as amended (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will remain in effect with respect to each Fund for two years and will continue thereafter for consecutive one-year terms, provided that the renewal is approved at least annually (1) by the Board or by the vote of a majority of the outstanding shares of each Fund, and (2) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval. (In response to the COVID-19 pandemic, the SEC issued the Order providing temporary relief from in person voting requirements subject to meeting certain conditions of the Order.) The Distribution Agreement will terminate in the event of its assignment, as defined under the 1940 Act.
The following table reflects the total underwriting commissions and the amount of those commissions retained by the Distributor in connection with the sale of shares of each Fund for the past three fiscal years ended December 31.

	2022	2022	2021	2021	2020	2020
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Victory Global Energy Transition Fund	$34,932	$4,661	$36,958	$4,896	$45,644	$6,210
Victory RS Partners Fund	$7,771	$940	$19,054	$2,590	$3,127	$392

	2022	2022	2021	2021	2020	2020
	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained	Total Commissions	Underwriting Commissions Retained
Victory RS Value Fund	$8,141	$1,186	$5,236	$651	$3,148	$426
Victory RS Large Cap Alpha Fund	$48,313	$6,618	$48,158	$6,437	$63,225	$8,836
Victory RS Investors Fund	$8,690	$1,188	$2,353	$302	$2,657	$423
Victory RS Small Cap Growth Fund	$15,744	$2,098	$66,982	$8,906	$86,014	$10,990
Victory RS Select Growth Fund	$13,750	$1,907	$38,536	$5,231	$23,907	$3,374
Victory RS Mid Cap Growth Fund	$3,223	$438	$6,567	$894	$16,119	$2,088
Victory RS Growth Fund	$7,353	$1,125	$9,754	$1,215	$6,577	$857
Victory RS Science and Technology Fund	$51,149	$6,591	$58,673	$7,707	$69,742	$9,104
Victory RS Small Cap Equity Fund	$2,831	$386	$9,465	$1,213	$4,524	$656
Victory RS International Fund	$2,363	$303	$2,931	$396	$8,230	$1,063
Victory RS Global Fund	$15,857	$2,033	$58,335	$7,361	$21,182	$2,826
Victory Sophus Emerging Markets Fund	$3,374	$408	$6,406	$862	$7,283	$1,040
Victory INCORE Low Duration Bond Fund	$6,298	$714	$4,513	$488	$2,411	$455
Victory High Yield Fund	$7,321	$942	$34,093	$4,175	$16,154	$3,453
Victory Tax-Exempt Fund	$2,323	$303	$6,512	$704	$8,106	$1,793
Victory High Income Municipal Bond Fund	$2,149	$285	$2,296	$294	$7,821	$2,001
Victory Floating Rate Fund	$77,294	$9,482	$216,543	$29,436	$57,759	$13,376
PORTFOLIO MANAGERS
This section includes information about the Funds’ portfolio managers, including information concerning other accounts they manage, the dollar range of Fund shares they own and how they are compensated. For each Fund, the portfolio managers listed in the following table manage all of the other investment companies, other pooled investment vehicles and other accounts shown below as a team.
The following table lists the number and types of accounts managed by each individual and assets under management in those accounts as of most recent fiscal year ended December 31:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
SailingStone
Mr. Davis	1	$412	1	$161	3	$21
Mr. Settles Jr.	1	$412	1	$161	3	$21
Mr. Lively	1	$412	1	$161	3	$21
RS Value
Mr. Harris	8	$2,666.00	2	$236.03	12	$81.87
Mr. Mainelli	8	$2,666.00	2	$236.03	12	$81.87
RS Investments – Growth
Mr. Bishop	15	$5,252.85	5	$428.51	3	$77.82
Ms. Chadwick-Dunn	13	$4,389.22	5	$428.51	3	$77.82
Mr. Clark	15	$5,252.85	6	$446.00	3	$77.82
Mr. Leung	15	$5,252.85	5	$428.51	3	$77.82
Mr. Tracy	13	$4,389.22	5	$428.51	5	$118.81
RS Investments – Developed Markets
Ms. Kok	6	$3,009.15	0	$—	3	$689.60

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mr. Mezan	6	$3,009.15	0	$—	3	$689.60
Sophus Capital
Mr. Reynal	5	$865.63	6	$1,857.29	2	$810.47
Ms. Freund	5	$865.63	6	$1,857.29	2	$810.47
Mr. Vale*	0	$—	0	$—	0	$—
INCORE
Mr. Goard	2	$247.45	0	$—	79	$2,041.28
Mr. Consul	2	$247.45	0	$—	79	$2,041.28
Ms. Kelts	2	$247.45	0	$—	79	$2,041.28
Park Avenue
Mr. Blaney	3	$2,566.80	1	$2,877.20	1	$2,632.30
Mr. Liggio	3	$2,952.80	1	$2,877.20	1	$2,632.30
Victory Income Investors
Mr. Hattman	12	$11,525.50	0	$—	0	$—
Ms. Spalten	10	$8,945.78	0	$—	0	$—
The following table lists the number and types of Performance-Based accounts managed by each individual and assets under management in those accounts as of the last completed fiscal year.
	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
SailingStone
Mr. Davis	0	$—	0	$—	0	$—
Mr. Settles Jr.	0	$—	0	$—	0	$—
Mr. Lively	0	$—	0	$—	0	$—
RS Value
Mr. Harris	3	$721.01	0	$—	0	$—
Mr. Mainelli	3	$721.01	0	$—	0	$—
RS Investments – Growth
Mr. Bishop	4	$2,865.95	0	$—	1	$53.72
Ms. Chadwick-Dunn	3	$2,166.51	0	$—	1	$53.72
Mr. Clark	4	$2,865.95	1	$17.49	1	$53.72
Mr. Leung	4	$2,865.95	0	$—	1	$53.72
Mr. Tracy	3	$2,166.51	0	$—	3	$94.70
RS Investments – Developed Markets
Ms. Kok	3	$2,138,62	0	$—	0	$—
Mr. Mezan	3	$2,138,62	0	$—	0	$—
Sophus Capital
Mr. Reynal	3	$509.75	0	$—	0	$—
Ms. Freund	3	$509.75	0	$—	0	$—
Mr. Vale*	0	$—	0	$—	0	$—
INCORE
Mr. Goard	0	$—	0	$—	0	$—
Mr. Consul	0	$—	0	$—	0	$—
Ms. Kelts	0	$—	0	$—	0	$—
Park Avenue

	Registered Investment Companies		Other Pooled Investment Vehicle		Other Accounts
Name	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)	Number of Accounts	Total Assets (in Millions)
Mr. Blaney	0	$—	0	$—	0	$—
Mr. Liggio	0	$—	0	$—	0	$—
Victory Income Investors
Mr. Hattman	7	$8,392.42	0	$—	0	$—
Ms. Spalten	7	$8,392.42	0	$—	0	$—
* Mr. Vale’s information is as of May 1, 2023, when he became a portfolio manager of the Fund.
Fund Ownership
As of the end of the last completed fiscal year, the portfolio managers of the Funds owned equity securities of the Funds in the amount indicated in the table below:
Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2022
SailingStone
Mr. Davis	Victory Global Energy Transition Fund	None
Mr. Settles Jr.	Victory Global Energy Transition Fund	$100,001 - $500,000
Mr. Lively	Victory Global Energy Transition Fund	None
RS Investments – Value
Mr. Harris	Victory RS Partners Fund Victory RS Value Fund Victory RS Large Cap Alpha Fund Victory RS Investors Fund	$500,001 - $1,000,000 $100,001 - $500,000 $50,001 - $100,000 $10,001 - $50,000
Mr. Mainelli	Victory RS Partners Fund Victory RS Value Fund Victory RS Large Cap Alpha Fund Victory RS Investors Fund	$100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000 $100,001 - $500,000
RS Investments – Growth
Mr. Bishop	Victory RS Small Cap Growth Fund Victory RS Select Growth Fund Victory RS Mid Cap Growth Fund Victory RS Growth Fund Victory RS Science and Technology Fund Victory RS Small Cap Equity Fund	Over $1,000,000 $100,001 - $500,000 $10,001 - $50,000 $10,001 - $50,000 Over $1,000,000 None
Ms. Chadwick-Dunn	Victory RS Small Cap Growth Fund Victory RS Select Growth Fund Victory RS Mid Cap Growth Fund Victory RS Growth Fund Victory RS Small Cap Equity Fund	$500,001 - $1,000,000 $100,001 - $500,000 $100,001 - $500,000 $500,001 - $1,000,000 None
Mr. Clark	Victory RS Small Cap Growth Fund Victory RS Select Growth Fund Victory RS Mid Cap Growth Fund Victory RS Growth Fund Victory RS Science and Technology Fund Victory RS Small Cap Equity Fund	$100,001 - $500,000 None None $100,001 - $500,000 None None
Mr. Leung	Victory RS Small Cap Growth Fund Victory RS Select Growth Fund Victory RS Mid Cap Growth Fund Victory RS Growth Fund Victory RS Science and Technology Fund Victory RS Small Cap Equity Fund	$50,001 - $100,000 $10,001 - $50,000 $100,001 - $500,000 $10,001 - $50,000 $50,001 - $100,000 None

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of December 31, 2022
Mr. Tracy	Victory RS Small Cap Growth Fund Victory RS Select Growth Fund Victory RS Mid Cap Growth Fund Victory RS Growth Fund Victory RS Small Cap Equity Fund	$500,001 - $1,000,000 $1 - $10,000 $100,001 - $500,000 $500,001 - $1,000,000 $500,001 - $1,000,000
RS Investments - Developed Markets
Ms. Kok	Victory RS Global Fund Victory RS International Fund	$100,001-500,000 $100,001-500,000
Mr. Mezan	Victory RS Global Fund Victory RS International Fund	$100,001-500,000 $50,001 - $100,000
Sophus Capital
Mr. Reynal	Victory Sophus Emerging Markets Fund	$100,001 - $500,000
Ms. Freund	Victory Sophus Emerging Markets Fund	$100,001 - $500,000
Mr. Vale*	Victory Sophus Emerging Markets Fund	None
INCORE
Mr. Goard	Victory INCORE Low Duration Bond Fund	$10,001 - $50,000
Mr. Consul	Victory INCORE Low Duration Bond Fund	None
Mr. Kelts	Victory INCORE Low Duration Bond Fund	None
Park Avenue
Mr. Blaney	Victory High Yield Fund Victory Floating Rate Fund	None $100,001 - $500,000
Mr. Liggio	Victory High Yield Fund Victory Floating Rate Fund	$100,001 - $500,000 $100,001 - $500,000
Victory Income Investors
Mr. Hattman	Victory High Income Municipal Bond Fund Victory Tax-Exempt Fund	None None
Ms. Spalten	Victory High Income Municipal Bond Fund Victory Tax-Exempt Fund	None None
* Mr. Vale’s information is as of May 1, 2023, when he became a portfolio manager of the Fund.
Portfolio Manager Compensation
The Adviser
The Adviser has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of the Adviser’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help the Adviser attract and retain high-quality investment professionals, and (3) contribute to the Adviser’s overall financial success. Each of the portfolio managers receives a base salary plus an annual incentive bonus for managing a Fund, separate accounts, other investment companies, other pooled investment vehicles and other accounts (including any accounts for which the Adviser receives a performance fee) (together, “Accounts”). A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise. The Adviser monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various independent third-party consultants that specialize in competitive salary information. Such data, however, is not considered to be a definitive benchmark.
Each of the Adviser’s investment franchises may earn incentive compensation based on a percentage of the Adviser’s revenue attributable to fees paid by Accounts managed by the team. The chief investment officer or a senior member of each team, in coordination with the Adviser, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style. Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to the Adviser’s philosophy and values, such as leadership, risk management and teamwork. The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or Fund relative to a selected peer group(s). The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one-, three-, and five-year rolling performance periods as compared to the performance information of a peer group of similarly managed competitors.
The Adviser’s portfolio managers may participate in the equity ownership plan of the Adviser’s parent company. There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm. Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.
Park Avenue
The compensation paid to portfolio managers is comprised of both base salary and incentive compensation. The base salary is generally a fixed amount based on the individual’s experience and expertise and is reviewed annually. The purpose of the incentive compensation plan is to provide portfolio managers with incentive awards that are tied directly to the performance of the mutual funds and portfolios for which they are responsible. The incentive component can be a significant portion of their total compensation. For the mutual funds, the incentive compensation rewards favorable performance of the mutual funds relative to peers and positive excess return versus appropriate benchmark indices.
The mutual fund performance criteria are generally tied to both a peer component and index component. The peer component is based on a Fund’s performance relative to the appropriate peer group in the universe of mutual funds as determined by Lipper, Inc., an independent mutual fund rating and ranking organization. The index component is based on whether the Fund’s performance exceeds the performance of its public benchmark index. The incentive compensation calculation for a given portfolio manager is based on weightings that generally reflect that portfolio manager’s roles and responsibilities with respect to management of the mutual funds and other portfolios with similar asset class strategies. In determining the actual incentive compensation awarded to an individual portfolio manager, senior management may increase or decrease the award at its discretion based on the manager’s contribution to performance and other factors.
SailingStone
The total compensation package paid by SailingStone to portfolio managers encourages all professionals to contribute toward the long-term success of SailingStone. All members of the investment team at SailingStone are partners, and all partners will have the same base salary.
In addition to base salary, portfolio managers will have the opportunity to earn into a bonus pool, can earn further equity, and are provided with a competitive benefits package. The annual bonus pool will be determined by the overall success of the business and will be calculated as a percentage of revenues. Individual awards will be determined based on accuracy of forecasts of company specific NAV, breadth of coverage across respective commodity segments, relative returns of individual positions versus industry peers in periods of negative performance, absolute returns of the portfolio, and total profits and losses for the business. Equity grants are earned over a long, multi-year time frame and reflect long-term value creation for the overall franchise.
Conflicts of Interest
The Adviser
The Adviser’s portfolio managers are often responsible for managing one or more Funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds. A portfolio manager may manage other accounts which have materially higher fee arrangements than a Fund and may, in the future, manage other accounts which have a performance-based fee. A portfolio manager also may make personal investments in accounts he or she manages or supports. The side-by-side management of the Funds along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of: (1) their attention; (2) limited investment opportunities, such as less-liquid securities or initial public offering; and/or (3) desirable trade allocations, to such other accounts. In addition, certain trading practices, such as cross-trading between Funds or between a Fund and another account, raise conflict of interest issues. The Adviser has adopted numerous compliance policies and procedures, including a Code of Ethics, and brokerage and trade allocation policies and procedures, which seek to address the conflicts associated with managing multiple accounts for multiple clients. In addition, the Adviser has a designated Chief Compliance Officer (selected in accordance with the federal securities laws) and compliance staff whose activities are focused on monitoring the activities of the Adviser’s investment franchises and employees in order to detect and address potential and actual conflicts of interest. However, there can be no assurance that the Adviser’s compliance program will achieve its intended result.
Park Avenue
Portfolio managers for the Park Avenue Sub-Advised Funds typically manage other portfolios with investment objectives and strategies that are similar to those of the Park Avenue Sub-Advised Funds; however, specific security selection typically differs among portfolios based on investment objectives and duration requirements. In general, the other portfolios are managed using the same investment tools and resources that are used in connection with the management of the Park Avenue Sub-Advised Funds. Accordingly, portfolio managers often make investment decisions and place trades for other accounts, such as the Guardian Assets, that are similar to those made for the Park Avenue Sub-Advised Fund due to the similarities in their investment objectives and strategies. On the other hand, portfolio managers may purchase or sell securities for one portfolio and not another, as appropriate, or may place transactions on behalf of the Guardian Assets that are directly or indirectly contrary to investment decisions made on behalf of a Park Avenue Sub-Advised Fund. These decisions can be driven by differences in investment objectives or in the duration of benchmarks used for the Guardian Assets and the Park Avenue Sub-Advised Funds. Depending on market conditions, any of these actions could have a positive or adverse impact on a Park Avenue Sub-Advised Fund.
Because the Park Avenue Sub-Advised Funds' portfolio managers manage assets for other accounts, the potential exists that a portfolio manager could have an incentive to devote an unequal amount of time and attention to the management of a Park Avenue Sub-Advised Fund as compared to the time and attention the manager spends on other accounts. Park Avenue could also be perceived as having a conflict of interest if Park Avenue or any of its affiliates has an investment in an account that is materially larger than its investment in a Park Avenue Sub-Advised Fund. To address these and other potential conflicts of interest, Park Avenue has adopted trade allocation policies and procedures, which provide for fair treatment including procedures for allocation of initial public offerings, and has monitoring procedures for compliance with each Park Avenue Sub-Advised Fund’s investment policies and with the Code of Ethics of the Trust and Park Avenue. In addition, Park Avenue periodically reviews each portfolio manager’s overall responsibilities to evaluate whether the manager has adequate resources to effectively manage multiple portfolios in a manner that treats all clients fairly.
SailingStone
Portfolio managers for the Victory Global Energy Transition Fund may manage multiple portfolios for multiple clients. These accounts may include other mutual funds and accounts managed for other institutions and individuals. Whenever a portfolio manager manages other accounts, potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Victory Global Energy Transition Fund and such other accounts. For example, SailingStone, on behalf of its clients, may sell a security that a client of SailingStone continues to hold, or may buy a security that SailingStone has sold for a client.
SailingStone is not obligated to acquire for any account any security that SailingStone and its related persons may acquire for their own accounts or for the account of any other client. In addition, SailingStone may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, SailingStone may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, SailingStone may, in its discretion, cause one account that it manages to hold a security after SailingStone has caused another similarly managed account to sell the same security; or SailingStone may, in its discretion, cause one account that it manages to buy a security before SailingStone causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by SailingStone for one client may disadvantage another client.
SailingStone seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Victory Global Energy Transition Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. SailingStone and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. SailingStone may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is SailingStone’s policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts.
DISTRIBUTION AND SERVICE PLANS
The Trust has adopted distribution and service plans in accordance with Rule 12b-1 under the 1940 Act (each a “Rule 12b-1 Plan”) on behalf of Class A, Class C and Class R shares of various Funds. Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity that is primarily intended to result in the sale of shares of such mutual fund except pursuant to a plan adopted by the fund under the Rule.
Class A Rule 12b-1 Plan. Under the Trust’s Class A Rule 12b-1 Plan, Class A shares of each Fund pay the Distributor a distribution and service fee of up to 0.25%. Under the Class A Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective Class A investors in these Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class A shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class A shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the contingent deferred sales charges (“CDSCs”) received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class A shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of such shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fee shall begin to accrue immediately after the sale of such Class A shares.
The Class A Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class A shares of the Funds. In addition, the Class A Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling the Funds’ Class A shares, or to third parties, including banks, that render shareholder support services to holders of Class A shares, or to third parties, including banks, that render shareholder support services.
Class C Rule 12b-1 Plan. Under the Trust’s Class C Rule 12b-1 Plan, Class C shares of each of applicable Fund pay the Distributor a distribution and service fee of 1.00%. The Distributor may use fees received under the Class C Rule 12b-1 Plan to pay for activities primarily intended to result in the sale of Class C shares, including but not limited to: (i) costs of printing and distributing a Fund’s Prospectus, SAI and reports to prospective investors in Class C shares of the Fund; (ii) costs involved in preparing, printing and distributing sales literature pertaining to a Class C shares of a Fund; and (iii) payments to salespersons and selling dealers at the time of the sale of Class C shares, if applicable, and continuing fees to each such salesperson and selling dealers, which fees shall begin to accrue immediately after the sale of such Class C shares. Fees may also be used to pay persons, including but not limited to the Funds’ transfer agent, any sub-transfer agents, or any administrators, for providing services to the Funds and their Class C shareholders, including but not limited to: (i) maintaining shareholder accounts; (ii) answering routine inquiries regarding a Fund; (iii) processing shareholder transactions; and (iv) providing any other shareholder services not otherwise provided by a Fund’s transfer agent. In addition, the Distributor may use the Rule 12b-1 fees paid under the Class C Rule 12b-1 Plan for an allocation of overhead and other branch office distribution-related expenses of the Distributor such as office space and equipment and telephone facilities, and for accruals for interest on the amount of the foregoing expenses that exceed the Distribution Fee and the CDSC received by the Distributor. Of the 1.00% permitted under the Class C Rule 12b-1 Plan, no more than the maximum amount permitted by the NASD Conduct Rules will be used to finance activities primarily intended to result in the sale of Class C shares.
Class R Rule 12b-1 Plan. Under the Trust’s Class R Rule 12b-1 Plan, Class R shares of each applicable Fund pay the Distributor a distribution and service fee of up to 0.50%. Under the Class R Rule 12b-1 Plan, the Distributor may use Rule 12b-1 fees for: (a) costs of printing and distributing each such Fund’s Prospectus, SAI and reports to prospective investors in Class R shares of the Funds; (b) costs involved in preparing, printing and distributing sales literature pertaining to Class R shares of the Funds; (c) an allocation of overhead and other branch office distribution-related expenses of the Distributor; (d) payments to persons who provide support services in connection with the distribution of each such Fund’s Class R shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquiries regarding the Funds, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Funds’ transfer agent; (e) accruals for interest on the amount of the foregoing expenses that exceed the distribution fee and the CDSCs received by the Distributor; and (f) any other expense primarily intended to result in the sale of the Funds’ Class R shares, including, without limitation, payments to salespersons and selling dealers at the time of the sale of Class R shares, if applicable, and continuing fees to each such salespersons and selling dealers, which fee shall begin to accrue immediately after the sale of such Class R shares.
The Class R Rule 12b-1 Plan specifically recognizes that either the Adviser or the Distributor, directly or through an affiliate, may use its fee revenue, past profits, or other resources, without limitation, to pay promotional and administrative expenses in connection with the offer and sale of Class R shares of these Funds. In addition, the Class R Rule 12b-1 Plan provides that the Adviser and the Distributor may use their respective resources, including fee revenues, to make payments to third parties that provide assistance in selling these Funds’ Class R shares, or to third parties, including banks, that render shareholder support services to holders of Class R shares. To the extent that a Plan gives the Adviser or the Distributor greater flexibility in connection with the distribution of Class R shares of the Funds, additional sales of these shares may result.
Rule 12b-1 Plans. The amount of the Rule 12b-1 fees payable by any share class of a Fund under these Rule 12b-1 Plans is considered compensation and is not related directly to expenses incurred by the Distributor. None of the Rule 12b-1 Plans obligate a Fund to reimburse the Distributor for such expenses. The fees set forth under any Rule 12b-1 Plan will be paid by the respective share class of a Fund to the Distributor unless and until such Plan is terminated or not renewed with respect to the relevant share class of a Fund; any distribution or service expenses incurred by the Distributor on behalf of the Funds in excess of payments of the distribution fees specified above that the Distributor has accrued through the termination date are the sole responsibility and liability of the Distributor and not an obligation of any such Fund.
Each of the Rule 12b-1 Plans has been approved by the Board, including the Independent Trustees, at a meeting called for that purpose. As required by Rule 12b-1, the Board carefully considered all pertinent factors relating to the implementation of the Plans prior to their approval and determined that there was a reasonable likelihood that the Plans would benefit the Funds and shareholders of the applicable class. Additionally, certain support services covered under a Plan may be provided more effectively under the Plan by local entities with whom shareholders have other relationships or by the shareholder’s broker.
The following tables reflect the aggregate payment of Rule 12b-1 fees to the Distributor pursuant to the Plans for the most recent fiscal year ended December 31, 2022. All such payments consisted of compensation to broker-dealers.

Fund	Class A	Class C	Class R
Victory Global Energy Transition Fund	$239,320	$28,493	$8,245
Victory RS Partners Fund	$447,354	$—	$7,436
Victory RS Value Fund	$437,039	$11,627	$3,225
Victory RS Large Cap Alpha Fund	$1,155,404	$45,165	$30,567
Victory RS Investors Fund	$37,493	$15,047	$4,112
Victory RS Small Cap Growth Fund	$1,014,777	$69,481	$16,295
Victory RS Select Growth Fund	$213,674	$50,091	$1,971
Victory RS Mid Cap Growth Fund	$149,672	$67,094	$2,140
Victory RS Growth Fund	$579,434	$10,132	$2,115
Victory RS Science and Technology Fund	$403,974	$63,599	$3,206
Victory RS Small Cap Equity Fund	$101,441	$2,139	$9,088
Victory RS International Fund	$52,293	$11,760	$8,188
Victory RS Global Fund	$168,029	$46,241	$25,801
Victory Sophus Emerging Markets Fund	$109,782	$11,039	$49,796
Victory INCORE Low Duration Bond Fund	$192,720	$47,182	$5,721
Victory High Yield Fund	$94,760	$291,185	$84,754
Victory Tax-Exempt Fund	$80,199	$15,212	$—
Victory High Income Municipal Bond Fund	$73,341	$16,485	$—
Victory Floating Rate Fund	$789,838	$736,776	$2,871
CODE OF ETHICS
Each of the Trust, the Adviser, Park Avenue, SailingStone and the Distributor has adopted a Code of Ethics in accordance with Rule 17j-1 under the 1940 Act. The Adviser’s Code of Ethics applies to all of the Adviser’s directors and officers and employees with investment advisory duties (“Access Personnel”) and all of the Adviser’s directors, officers and employees (“Supervised Personnel”). Each Code of Ethics provides that Access Personnel must refrain from certain trading practices. Each Code also requires all Access Personnel (and, in the Adviser Code, all Supervised Personnel) to report certain personal investment activities, including, but not limited to, purchases or sales of securities that may be purchased or held by a Fund. Violations of any Code of Ethics can result in penalties, suspension, or termination of employment.
PROXY VOTING POLICIES AND PROCEDURES
In accordance with the 1940 Act, the Trust has adopted policies and procedures for voting proxies related to equity securities held by the Funds (the “Proxy Voting Policy”). The Trust’s Proxy Voting Policy is designed to: (i) ensure that proxies are voted in the best interests of shareholders of the Funds with a view toward maximizing the value of their investments; (ii) address conflicts of interests between these shareholders, on the one hand, and affiliates of the Fund, the Adviser or the Distributor, on the other, that may arise regarding the voting of proxies; and (iii) provide for the disclosure of the Funds’ proxy voting records and the Proxy Voting Policy.
The Proxy Voting Policy delegates to the Adviser the obligation to vote the Funds’ proxies in the best interests of the Funds and their shareholders, subject to oversight by the Board.
The Board has authorized the Adviser to delegate proxy voting authority with respect to a sub-advised Fund to that Fund’s sub-adviser. Pursuant to such delegations, each of Park Avenue and SailingStone is authorized to vote proxies on behalf of the applicable Fund or Funds for which it serves as sub-adviser, in accordance with the proxy voting policies and procedures of each such sub-adviser.
Summaries of the proxy voting policies and procedures for each of the Adviser, Park Avenue, and SailingStone are included in Appendix B.
The Funds’ Proxy Voting Policy provides that the Funds, in accordance with SEC rules, annually will disclose on Form N- PX the Funds’ proxy voting record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent

12-month period ended June 30th is updated each year by August 31st and is available without charge, upon request, by calling toll free 800-539-FUND (800-539-3863) or by accessing the SEC’s website at sec.gov.
PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Victory Capital
Subject to the general supervision of the Board, the Adviser is responsible for making decisions with respect to the purchase and sale of portfolio securities on behalf of the Funds. The Adviser is also responsible for the implementation of those decisions, including the selection of broker/dealers to effect portfolio transactions, the negotiation of commissions, and the allocation of principal business and portfolio brokerage. Under the terms of the Advisory Agreement, the Adviser may delegate these responsibilities to a sub-adviser.
Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the United States, these commissions are negotiated. Traditionally, commission rates have generally been fixed for trades on stock markets outside the United States. In recent years, however, an increasing number of overseas stock markets have adopted a system of negotiated commission rates. It is expected that equity securities will ordinarily be purchased in the primary markets for such securities, whether over-the-counter or listed, and that listed securities may be purchased in the over-the-counter market if such market is deemed the primary market. In the case of securities traded on the over-the- counter markets, there is generally no stated commission, but the price usually includes an undisclosed commission or markup. In underwritten offerings, the price includes a disclosed, fixed commission (the underwriter’s concession) or discount.
Fixed income and convertible securities are bought and sold through broker-dealers acting on a principal basis. These trades generally are not charged a commission, but rather are marked up or marked down by the executing broker-dealer. The Adviser does not know the actual value of the markup/markdown. However, the Adviser attempts to ascertain whether the overall price of a security is reasonable through the use of competitive bids.
Subject to its obligation to seek best execution, the Adviser may use brokerage commissions generated from client transactions to obtain services and/or research from broker-dealers to assist in the Adviser’s investment management decision-making process. These services and research are in addition to and do not replace the services and research that the Adviser is required to perform and do not reduce the investment advisory fees payable to the Adviser by the Funds. Such information may be useful to the Adviser in serving both the Funds and other clients and, conversely, such supplemental research information obtained by the placement of orders on behalf of other clients may be useful to the Adviser in carrying out its obligations to the Funds.
Brokerage commissions may never be used to compensate a third party for client referrals unless the client has directed such an arrangement. In addition, brokerage commissions may never be used to obtain research and/or services for the sole benefit of any employee or non-client entity.
It is the policy of the Adviser to seek the “best execution” of its clients’ securities transactions. The Adviser strives to execute each client’s securities transactions in such a manner that the client’s total costs or proceeds in each transaction are the most favorable under the circumstances. Commission rates paid on securities transactions for client accounts must reflect comparative market rates.
The Adviser will consider the full range and quality of a broker’s services in placing brokerage including, but not limited to, the value of research provided, execution capability, commission rate, willingness and ability to commit capital, ownership and responsiveness. The lowest possible commission cost alone does not determine broker selection. The transaction that represents the best quality execution for a client account will be executed. Commission ranges and the actual commission paid for trades of listed stocks and over-the-counter stocks may vary depending on, but not limited to, the liquidity and volatility of the stock and services provided to the Adviser by the broker.
The Adviser will make a good faith determination that the commissions paid are reasonable in relationship to the value of the services received. The continuous review of stock commissions is the responsibility of the Adviser’s Head of Capital Markets and client trading, brokerage and soft-dollar oversight is performed by the Trade Oversight Committee. Quarterly, the Adviser’s research analysts and portfolio managers will participate in a broker vote. The Adviser’s Equity Trading Desk will utilize the vote results during the broker selection process. Some brokers executing trades for the Adviser’s clients may, from time to time, receive liquidity rebates in connection with the routing of trades to Electronic Communications Networks. Since the Adviser is not a broker, however, it is ineligible to receive such rebates and does not obtain direct benefits for its clients from this broker practice.
Investment decisions for each Fund are made independently from those made for the other Funds or any other investment company or account managed by the Adviser. Such other investment companies or accounts may also invest in the same securities and may follow similar investment strategies as the Funds. The Adviser may combine transaction orders (“bunching” or “blocking” trades) for more than one client account where such action appears to be equitable and potentially advantageous for each account (e.g., for the purpose of reducing brokerage commissions or obtaining a more favorable transaction price.) The Adviser will aggregate transaction orders only if it believes that the aggregation is consistent with its duty to seek best execution for its clients and is consistent with the terms of investment advisory agreements with each client for whom trades are being aggregated. Both equity and fixed income securities may be aggregated. When making such a combination of transaction orders for a new issue or secondary market trade in an equity security, the Adviser adheres to the following objectives:
• Fairness to clients both in the participation of execution of orders for their account, and in the allocation of orders for the accounts of more than one client.
• Allocation of all orders in a timely and efficient manner.
In some rare cases, “bunching” or “blocking” trades may affect the price paid or received by a Fund or the size of the position obtained by the Fund in an adverse manner relative to the result that would have been obtained if only that particular Fund had participated in or been allocated such trades.
The aggregation of transactions for advisory accounts and proprietary accounts (including partnerships and other accounts in which the Adviser or its associated persons are partners or participants, and managed employee accounts) is permissible. However, no proprietary account may be favored over any other participating account and such practice must be consistent with the Adviser’s policies and procedures including its Code of Ethics.
Equity trade orders are executed based only on trade instructions received from portfolio managers by the trading desk. Portfolio managers may enter trades to meet the full target allocation immediately or may meet the allocation through moves in incremental blocks. Orders are processed on a “first-come, first-served” basis. At times, a rotation system may determine “first-come, first-served” treatment when the equity trading desk receives the same order for multiple accounts simultaneously. The Adviser will utilize a rotation whereby the Funds, even if aggregated with other orders, are in the first block(s) to trade within the rotation. To aggregate orders, the equity trading desk must determine that all accounts in the order will benefit. Any new trade that can be blocked with an existing open order may be added to the open order to form a larger block. The Adviser receives no additional compensation or remuneration of any kind as a result of the aggregation of trades. All accounts participating in a block execution receive the same execution price, an average share price, for securities purchased or sold on a trading day. Execution prices may not be carried overnight. Any portion of an order that remains unfilled at the end of a given day shall be rewritten (absent contrary instructions) on the following day as a new order. Accounts with trades executed the next day will receive a new daily average price to be determined at the end of the following day.
If the order is filled in its entirety, securities purchased in the aggregate transaction will be allocated among accounts participating in the trade in accordance with an Allocation Statement prepared at the time of order entry. If the order is partially filled, the securities will be allocated pro rata based on the Allocation Statement. Portfolio managers may allocate executed trades in a different manner than indicated on the Allocation Statement (e.g., non-pro rata) only if all client accounts receive fair and equitable treatment.
In some instances, such as trading in fixed income securities, it may not be practical to complete the Allocation Statement prior to the placement of the order. In that case, the trading desk will complete the Allocation Statement as soon as practicable, but no later than the end of the same business day on which the securities have been allocated to the trading desk by the broker.
Where the full amount of a block execution is not executed, the partial amount actually executed will be allocated on a pro rata basis whenever possible. The following execution methods may be used in place of a pro rata procedure: relative size allocations, security position weighting, priority for specialized accounts, or a special allocation based on compliance approval.
In making investment decisions for the Funds, the Adviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by a Fund is a customer of the Adviser, its parents, subsidiaries or affiliates, and, in dealing with their commercial customers, the Adviser, its parents, subsidiaries and affiliates will not inquire or take into consideration whether securities of such customers are held by the Funds. Portfolio securities will not be purchased from or sold to the Adviser, or the Distributor, or any affiliated person of any of them acting as principal, except to the extent permitted by rule or order of the SEC.
The following table shows the dollar amount of brokerage commissions paid by each Fund during the past three fiscal years ended December 31, all of which were paid to entities that are not affiliated with the Funds, the Adviser, or the Distributor.
SailingStone
It is SailingStone’s policy that, when the amount of securities of a particular issuer available to SailingStone’s client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the initial public offering, SailingStone generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also SailingStone’s policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in SailingStone’s reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be affected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, with the average transaction price of all securities purchased or sold in such transaction. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale. The Victory Global Energy Transition Fund may have lower investment returns than other accounts managed by SailingStone with substantially similar investment objectives and strategies.
If an order is only partially filled, it is allocated among the participating accounts pro rata based upon each SailingStone client account’s portion of the original order amount. Orders that result in small allocations can under certain circumstances cause a SailingStone client’s account to incur additional trade ticket charges from its custodian bank if it receives multiple partial allocations. In seeking best execution, SailingStone does not consider fees that may be assessed by a SailingStone client’s custodian.
SailingStone has adopted policies and procedures for allocating transactions and opportunities pursuant to which SailingStone generally allocates investments pro rata based on net assets of each account. However, there may be variances in the allocation to a particular account in order to achieve the desired target weight in that account, consistent with the account’s investment objectives and guidelines, or in cases where a full pro rata allocation would result in certain clients receiving a de minimis amount. In addition, given that the allocation of securities among accounts involves some element of judgment, at times it may be appropriate or necessary to deviate from the pro rata allocation procedures. An investment team member may generate orders that will cause SailingStone’s order management system to allocate on a basis that is not fully pro rata based on the following factors:
• Client’s liquidity requirements and reserves;
• Client’s diversification requirements;
• Amount of capital available for investment by client as well as client’s projected future capacity for investment;
• Composition of client’s portfolio;
• Client’s risk considerations;
• Client’s cash flow considerations;
• Asset class restrictions imposed by client;
• Client-specific industry and other allocation targets;
• Client’s minimum and maximum investment size requirements;
• Client’s tax considerations;
• Legal, contractual, or regulatory constraints specific to a client; and
• Any other relevant limitations imposed by or conditions set forth in the applicable offering and organizational documents of a client.
SailingStone allocates limited opportunity investments pro rata based on net assets of each eligible SailingStone client account (determined based on the client’s investment guidelines.) SailingStone’s Trade Compliance Officer reviews limited opportunity allocations for consistency with SailingStone’s limited opportunity allocation procedures. In addition, SailingStone’s Risk Committee periodically reviews the performance of accounts within a strategy for dispersion of performance between accounts with and without performance fees.
The following table shows the dollar amount of brokerage commissions paid by each Fund during the last three fiscal years ended December 31, all of which were paid to entities that are not affiliated with the Funds, the Adviser or the Distributor.

Fund	2022	2021	2020
Victory Global Energy Transition Fund	$549,047	$604,514	$630,219
Victory RS Partners Fund	$804,607	$566,565	$829,655
Victory RS Value Fund	$408,990	$437,262	$453,323
Victory RS Large Cap Alpha Fund	$384,716	$272,025	$529,082
Victory RS Investors Fund	$50,923	$32,997	$45,602
Victory RS Small Cap Growth Fund	$2,782,018	$3,236,524	$2,526,671
Victory RS Select Growth Fund	$236,536	$173,028	$156,359

Fund	2022	2021	2020
Victory RS Mid Cap Growth Fund	$274,128	$317,624	$313,867
Victory RS Growth Fund	$120,965	$77,435	$96,203
Victory RS Science and Technology Fund	$303,739	$333,812	$161,394
Victory RS Small Cap Equity Fund	$192,310	$158,736	$124,586
Victory RS International Fund	$209,675	$340,669	$396,949
Victory RS Global Fund	$221,353	$184,508	$175,284
Victory Sophus Emerging Markets Fund	$720,813	$1,127,283	$1,086,151
Victory INCORE Low Duration Bond Fund	$11,004	$4,405	$26,985
Victory High Yield Fund	$428	$937	$4,082
Victory Tax-Exempt Fund	$1,500	$300	$550
Victory High Income Municipal Bond Fund	$1,400	$430	$630
Victory Floating Rate Fund	$-	$-	$-
Affiliated Brokerage. The Board has authorized the allocation of brokerage to affiliated broker-dealers on an agency basis to effect portfolio transactions. The Board has adopted procedures incorporating the standards of Rule 17e-1 under the 1940 Act, which require that the commission paid to affiliated broker-dealers must be “reasonable and fair compared to the commission, fee or other remuneration received, or to be received, by other broker-dealers in connection with comparable transactions involving similar securities during a comparable period of time.”
The Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Adviser or its affiliates. From time to time, when determined by the Adviser to be advantageous to the Funds, the Adviser may execute portfolio transactions through affiliated broker-dealers. All such transactions must be consistent with best execution and completed in accordance with procedures approved by the Board. For the last three fiscal years ended December 31, the Funds paid no commissions to affiliated broker-dealers.
Allocation of Brokerage in Connection with Research Services. During the most recent fiscal year ended December 31, 2022, the Adviser, through agreements or understandings with brokers, or otherwise through an internal allocation procedure, directed brokerage transactions of the Funds to brokers due to research services provided.

Fund	Brokerage Commissions Paid	Total Dollar Amount of Such Transactions
Victory RS Partners Fund	$518,342	$675,992,465
Victory RS Value Fund	$260,917	$437,555,929
Victory RS Large Cap Alpha Fund	$241,254	$589,097,952
Victory RS Investors Fund	$33,176	$57,306,639
Victory RS Small Cap Growth Fund	$1,830,421	$3,389,641,231
Victory RS Select Growth Fund	$155,869	$386,103,089
Victory RS Mid Cap Growth Fund	$184,099	$729,852,795
Victory RS Growth Fund	$78,471	$513,464,721
Victory RS Science and Technology Fund	$175,145	$261,272,382
Victory RS Small Cap Equity Fund	$126,929	$142,794,573
Victory RS International Fund	$120,444	$219,607,019
Victory RS Global Fund	$133,655	$350,723,050
Victory Sophus Emerging Markets Fund	$370,287	$499,096,913
Securities of Regular Brokers or Dealers. The SEC requires the Trust to provide certain information for those Funds that held securities of their regular brokers or dealers (or their parent companies) during the most recent fiscal year. The following table identifies, for each applicable Fund, those brokers or dealers, the type of security held and the value of the Fund’s aggregate holdings of the securities of each such issuer as of the most recent fiscal year ended December 31:

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
INCORE Low Duration Bond Fund	Bank of America Corp.	Equity	$760
INCORE Low Duration Bond Fund	Wells Fargo & Co.	Equity	$652
RS Global Fund	Bank of America Corp.	Equity	$5,433

Fund	Broker-Dealer	Type of Security (Debt or Equity)	Aggregate Value ($000s)
RS Global Fund	Barclays PLC	Equity	$2,098
RS Global Fund	JPMorgan Chase & Co.	Equity	$6,400
RS International Fund	Barclays PLC	Equity	$4,199
RS International Fund	UBS Group AG	Equity	$4,928
RS Large Cap Alpha Fund	JPMorgan Chase & Co.	Equity	$7,064
INCORE Low Duration Bond Fund	Bank of America Corp.	Debt	$3,576
INCORE Low Duration Bond Fund	Barclays PLC	Debt	$589
INCORE Low Duration Bond Fund	Citigroup, Inc.	Debt	$2,622
INCORE Low Duration Bond Fund	JPMorgan Chase & Co.	Debt	$3,940
INCORE Low Duration Bond Fund	Morgan Stanley	Debt	$4,443
INCORE Low Duration Bond Fund	The Goldman Sachs Group, Inc.	Debt	$492
INCORE Low Duration Bond Fund	Wells Fargo & Co.	Debt	$2,515
Portfolio Turnover
Each Fund may sell a portfolio investment soon after its acquisition if the Adviser believes that such a disposition is consistent with attaining the investment objective of the Fund. The Funds’ portfolio turnover rates stated in the Prospectuses are calculated by dividing the lesser of each Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities. The calculation excludes all securities whose maturities, at the time of acquisition, were one year or less. Portfolio turnover is calculated on the basis of a Fund as a whole without distinguishing between the classes of shares issued.
The turnover rate for a Fund will vary from year-to-year, and, depending on market conditions, could be greater in periods of unusual market movement and volatility. Transaction costs associated with turnover are borne directly by the Fund and, ultimately, by its shareholders. A high rate of portfolio turnover (generally, over 100% annually) will generally involve correspondingly greater transaction costs. High portfolio turnover may result in the realization of substantial net capital gains. To the extent short-term capital gains are realized, distributions attributable to such gains will be ordinary income for federal income tax purposes.
The following table shows the portfolio turnover rates for each Fund for the last two fiscal years ended December 31.

Fund	2022	2021
Victory Global Energy Transition Fund	64%	79%
Victory RS Partners Fund	98%	64%
Victory RS Value Fund	71%	69%
Victory RS Large Cap Alpha Fund	61%	52%
Victory RS Investors Fund	69%	68%
Victory RS Small Cap Growth Fund	105%	92%
Victory RS Select Growth Fund	131%*	75%
Victory RS Mid Cap Growth Fund	133%	90%
Victory RS Growth Fund	96%	62%
Victory RS Science and Technology Fund	56%	46%
Victory RS Small Cap Equity Fund	151%	113%
Victory RS International Fund	29%	43%
Victory RS Global Fund	29%	38%
Victory Sophus Emerging Markets Fund	58%	85%
Victory INCORE Low Duration Bond Fund	81%	58%
Victory High Yield Fund	47%	67%
Victory Tax-Exempt Fund	13%	6%
Victory High Income Municipal Bond Fund	23%	19%
Victory Floating Rate Fund	35%	35%
*
Reflects an increase in trading activity due to asset allocation shift.

DIVIDENDS, CAPITAL GAINS AND DISTRIBUTIONS
The Funds distribute substantially all of their net investment income and net capital gains, if any, to shareholders within each calendar year as well as on a fiscal year basis to the extent required for the Funds to qualify for favorable federal tax treatment. The Funds ordinarily declare and pay dividends separately for each class of shares, from their net investment income. Each Equity Fund declares and pays capital gains dividends annually. The Fixed Income Funds declare and pay dividends monthly.
The amount of a class’s distributions may vary from time to time depending on market conditions, the composition of a Fund’s portfolio and expenses borne by a Fund or borne separately by a class. Dividends are calculated in the same manner, at the same time and on the same day for shares of each class. However, dividends attributable to a particular class will differ due to differences in distribution expenses and other class-specific expenses.
For this purpose, the net income of a Fund, from the time of the immediately preceding determination thereof, shall consist of all interest income accrued on the portfolio assets of the Fund, dividend income, if any, income from securities loans, if any and realized capital gains and losses on the Fund’s assets, less all expenses and liabilities of the Fund chargeable against income. Interest income shall include discount earned, including both original issue and market discount, on discount paper accrued ratably to the date of maturity. Expenses, including the compensation payable to the Adviser, are accrued each day. The expenses and liabilities of a Fund shall include those appropriately allocable to the Fund as well as a share of the general expenses and liabilities of the Trust in proportion to the Fund’s share of the total net assets of the Trust.
TAXES
Information set forth in the Prospectuses that relates to federal income taxation is only a summary of certain key federal income tax considerations generally affecting purchasers of shares of the Funds. The following is only a summary of certain additional income and excise tax considerations generally affecting each Fund and its shareholders that are not described in the Prospectuses. No attempt has been made to present a complete explanation of the federal tax treatment of the Funds or the implications to shareholders and the discussions here and in each Fund’s Prospectus are not intended as substitutes for careful tax planning. Accordingly, potential purchasers of shares of the Funds are urged to consult their tax advisers with specific reference to their own tax circumstances. Special tax considerations may apply to certain types of investors subject to special treatment under the Code (including, for example, insurance companies, banks and tax-exempt organizations). In addition, the following summary does not describe the tax consequences to foreign trusts, foreign estates and foreign partnerships. Lastly, the tax discussion in the Prospectuses and this SAI is based on tax law in effect on the date of the Prospectuses and this SAI; such laws and regulations may be changed by legislative, judicial, or administrative action, sometimes with retroactive effect.
Qualification as a Regulated Investment Company
Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code. As a regulated investment company, a Fund is not subject to federal income tax on the portion of its net investment income (i.e., taxable interest, dividends and other taxable ordinary income, net of expenses) and net capital gain (i.e., the excess of long-term capital gains over short-term capital losses) that it distributes to shareholders, provided that it distributes at least the sum of 90% of its investment company taxable income (i.e., net investment income and the excess of net short-term capital gain over net long-term capital loss) and 90% of its tax-exempt income (net of expenses allocable thereto) for the taxable year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Distributions by a Fund made during the taxable year or, under specified circumstances, within twelve months after the close of the taxable year, will be considered distributions of income and gains for the taxable year and will therefore count toward satisfaction of the Distribution Requirement.
If a Fund has a net capital loss (i.e., an excess of capital losses over capital gains), the amount thereof may be carried forward and would retain its character as either a short-term capital loss or a long-term capital loss that can be used to offset such capital gains in future years. There is no limitation on the number of years to which net capital losses may be carried. However, the amount of capital loss that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund.
The following table summarizes the capital loss carryforwards not subject to expiration for the applicable Funds as of December 31, 2022.

Fund	Short-Term Amount	Long-Term Amount
RS Small Cap Growth Fund	$331,471,936	$6,474,655
RS Select Growth Fund	$16,832,034	$-
RS Mid Cap Growth Fund	$26,817,470	$-

Fund	Short-Term Amount	Long-Term Amount
RS Growth Fund	$6,366,788	$-
RS Science and Technology Fund	$44,515,672	$-
RS Small Cap Equity Fund	$14,376,656	$6,399,358
INCORE Low Duration Bond Fund	$12,890,952	$18,232,419
High Yield Fund	$6,891,068	$8,024,182
Tax-Exempt Fund	$54,155	$381,144
High Income Municipal Bond Fund	$45,554	$570,983
Floating Rate Fund	$74,673,227	$212,600,151
RS International Fund	$4,844,835	$8,010,398
RS Global Fund	$9,064,090	$3,034,403
Sophus Emerging Markets Fund	$30,127,105	$8,301,661
Global Energy Transition Fund	$-	$1,752,284,601
In addition to satisfying the Distribution Requirement, a regulated investment company must derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currencies (to the extent such currency gains are directly related to the regulated investment company’s principal business of investing in stock or securities), other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and net income from interests in qualified publicly traded partnerships (the “Income Requirement”).
A regulated investment company, in determining its investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) for any taxable year, may elect (unless it has made a taxable year election for excise tax purposes as discussed below, in which case different rules apply) to treat all or any part of certain net capital losses incurred after October 31 of a taxable year, and certain net ordinary losses incurred after October 31 or December 31 of a taxable year, as if they had been incurred in the succeeding taxable year.
In addition to satisfying the Income and Distribution Requirements described above, a Fund must satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, at least 50% of the value of the Fund’s assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies and securities of other issuers (provided that, with respect to each issuer, the Fund has not invested more than 5% of the value of the Fund’s total assets in securities of each such issuer and the Fund does not hold more than 10% of the outstanding voting securities of each such issuer), and no more than 25% of the value of its total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), two or more issuers that the Fund controls and that are engaged in the same or similar trades or businesses (other than securities of other regulated investment companies), or the securities of one or more qualified publicly traded partnerships. Generally, an option (call or put) with respect to a security is treated as issued by the issuer of the security, not the issuer of the option. For purposes of asset diversification testing, obligations issued or guaranteed by certain agencies or instrumentalities of the U.S. government, such as the Federal Agricultural Mortgage Corporation, the FFCB, FHLB, FHLMC, FNMA, GNMA and SLMA, are treated as U.S. government securities.
Certain Funds may invest in futures contracts, options on futures contracts and other similar investments that provide exposure to commodities such as gold or other precious metals, energy or other commodities. Income or gain, if any, from such investments may not be qualifying income for purposes of the Income Requirements and a Fund’s investments in such instruments may not be treated as an investment in a “security” for purposes of the asset diversification test.
If for any taxable year a Fund does not qualify as a regulated investment company after taking into account cure provisions available for certain failures to so qualify (certain of which would result in the imposition of a tax on the Fund), all of its taxable income (including its net capital gain) will be subject to tax at the regular corporate rate without any deduction for distributions to shareholders and such distributions will be taxable to the shareholders as dividends to the extent of the Fund’s current and accumulated earnings and profits. Such distributions may be eligible for: (i) the dividends-received deduction, in the case of corporate shareholders; or (ii) treatment as “qualified dividend income,” in the case of non-corporate shareholders. In addition, to qualify again to be taxed as a regulated investment company in a subsequent year, the Fund would be required to distribute to shareholders its earnings and profits attributable to non-qualifying years. Further, if the Fund failed to qualify for a period greater than two taxable years, then, in order to qualify as a regulated investment company in a subsequent year, the Fund would be required to elect to recognize and pay tax on any net built-in gain (i.e., the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if the Fund had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of five years.

Excise Tax on Regulated Investment Companies
A 4% non-deductible excise tax is imposed on a regulated investment company that fails to distribute in each calendar year an amount equal to at least the sum of (i) 98% of its ordinary taxable income for the calendar year and (ii) 98.2% of its capital gain net income for the one-year period ended on October 31 of such calendar year (or, with respect to capital gain net income, at the election of a regulated investment company having a taxable year ending November 30 or December 31, for its taxable year (a “taxable year election”)). Tax-exempt interest on municipal obligations is not subject to the excise tax. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, any ordinary income or capital gain net income retained by a regulated investment company that is subject to corporate income tax will be treated as having been distributed during the taxable year ending in such calendar year.
Each Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and capital gain net income prior to the end of each calendar year to avoid liability for the excise tax. However, investors should note that a Fund may in certain circumstances be required to liquidate portfolio investments to make sufficient distributions to avoid excise tax liability.
Fund Investments
In general, gain or loss recognized by a Fund on the disposition of an asset will be a capital gain or loss. In addition, gain will be recognized as a result of certain constructive sales, including short sales “against the box.” However, gain recognized on the disposition of a debt obligation (including municipal obligations) purchased by a Fund at a market discount (generally, at a price less than its principal amount) will be treated as ordinary income to the extent of the portion of the market discount that accrued while the Fund held the debt obligation. In addition, under the rules of Code Section 988, gain or loss recognized on the disposition of a debt obligation denominated in a foreign currency or an option with respect thereto, and gain or loss recognized on the disposition of a foreign currency forward contract, futures contract, option or similar financial instrument, or of foreign currency itself, except for regulated futures contracts or non-equity options subject to Code Section 1256 (unless a Fund elects otherwise), generally will be treated as ordinary income or loss to the extent attributable to changes in foreign currency exchange rates.
Certain transactions that may be engaged in by a Fund (such as regulated futures contracts, certain foreign currency contracts and options on stock indexes and futures contracts) will be subject to special tax treatment as “Section 1256 Contracts.” Section 1256 Contracts are treated as if they are sold for their fair market value on the last business day of the taxable year, even though a taxpayer’s obligations (or rights) under such Section 1256 Contracts have not terminated (by delivery, exercise, entering into a closing transaction, or otherwise) as of such date. Any gain or loss recognized as a consequence of the year-end deemed disposition of Section 1256 Contracts is taken into account for the taxable year together with any other gain or loss that was recognized previously upon the termination of Section 1256 Contracts during that taxable year. Any capital gain or loss for the taxable year with respect to Section 1256 Contracts (including any capital gain or loss arising as a consequence of the year-end deemed sale of such Section 1256 Contracts) generally is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. A Fund, however, may elect not to have this special tax treatment apply to Section 1256 Contracts that are part of a “mixed straddle” with other investments of the Fund that are not Section 1256 Contracts.
A Fund may enter into notional principal contracts, including interest rate swaps, caps, floors and collars. Treasury Regulations provide, in general, that the net income or net deduction from a notional principal contract for a taxable year is included in or deducted from gross income for that taxable year. The net income or deduction from a notional principal contract for a taxable year equals the total of all of the periodic payments (generally, payments that are payable or receivable at fixed periodic intervals of one year or less during the entire term of the contract) that are recognized from that contract for the taxable year, all of the non-periodic payments (including premiums for caps, floors and collars) that are recognized from that contract for the taxable year and any termination payments that are recognized from that contract for the taxable year. No portion of a payment by a party to a notional principal contract is recognized prior to the first year to which any portion of a payment by the counterparty relates. A periodic payment is recognized ratably over the period to which it relates. In general, a non-periodic payment must be recognized over the term of the notional principal contract in a manner that reflects the economic substance of the contract. A non-periodic payment that relates to an interest rate swap, cap, floor, or collar is recognized over the term of the contract by allocating it in accordance with the values of a series of cash-settled forward or option contracts that reflect the specified index and notional principal amount upon which the notional principal contract is based (or under an alternative method provided in Treasury Regulations). A termination payment is recognized in the year the notional principal contract is extinguished, assigned, or terminated (i.e., in the year the termination payment is made).
Income from options on individual securities written by a Fund will not be recognized by the Fund for tax purposes until an option is exercised or lapses. Any gain recognized by a Fund on the lapse of, or any gain or loss recognized by a Fund from a closing transaction with respect to, an option written by the Fund will be treated as a short-term capital gain or loss. If the Fund enters into a closing transaction, the difference between the premiums received and the amount paid by the Fund to close out its position will generally be treated as short-term capital gain or loss. If an option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of the security, and the character of any gain on such sale of the underlying security as short-term or long-term capital gain will depend on the holding period of the Fund in the underlying security. Because the Fund will not have control over the exercise of the options it writes, such exercises or other required sales of the underlying securities may cause the Fund to realize gains or losses at inopportune times.
A Fund may purchase securities of certain foreign investment funds or trusts that constitute passive foreign investment companies (“PFICs”) for federal income tax purposes. If a Fund invests in a PFIC, it has three separate options. First, it may elect to treat the PFIC as a qualified electing fund (a “QEF”), in which event the Fund will each year have ordinary income equal to its pro rata share of the PFIC’s ordinary earnings for the year and long-term capital gain equal to its pro rata share of the PFIC’s net capital gain for the year, regardless of whether the Fund receives distributions of any such ordinary earnings or capital gains from the PFIC, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election with respect to a PFIC in which it invests, a Fund must obtain certain information from the PFIC on an annual basis, which the PFIC may be unwilling or unable to provide. Second, a Fund that invests in marketable stock of a PFIC may make a mark-to-market election with respect to such stock. Pursuant to such election, the Fund will include as ordinary income any excess of the fair market value of such stock at the close of any taxable year over the Fund’s adjusted tax basis in the stock. If the adjusted tax basis of the PFIC stock exceeds the fair market value of the stock at the end of a given taxable year, such excess will be deductible as ordinary loss in an amount equal to the lesser of the amount of such excess or the net mark-to-market gains on the stock that the Fund included in income in previous years. Solely for purposes of Code Sections 1291 through 1298, the Fund’s holding period with respect to its PFIC stock subject to the election will commence on the first day of the first taxable year beginning after the last taxable year for which the mark-to-market election applied. If the Fund makes the mark-to-market election in the first taxable year it holds PFIC stock, it will not incur the tax described below under the third option.
Finally, if a Fund does not elect to treat the PFIC as a QEF and does not make a mark-to-market election, then, in general, (1) any gain recognized by the Fund upon the sale or other disposition of its interest in the PFIC or any excess distribution received by the Fund from the PFIC will be allocated ratably over the Fund’s holding period of its interest in the PFIC stock, (2) the portion of such gain or excess distribution so allocated to the year in which the gain is recognized or the excess distribution is received shall be included in the Fund’s gross income for such year as ordinary income (and the distribution of such portion by the Fund to shareholders will be taxable as a dividend, but such portion will not be subject to tax at the Fund level), (3) the Fund shall be liable for tax on the portions of such gain or excess distribution so allocated to prior years in an amount equal to, for each such prior year, (i) the amount of gain or excess distribution allocated to such prior year multiplied by the highest corporate tax rate in effect for such prior year, plus (ii) interest on the amount determined under clause (i) for the period from the due date for filing a return for such prior year until the date for filing a return for the year in which the gain is recognized or the excess distribution is received, at the rates and methods applicable to underpayments of tax for such period, and (4) the distribution by the Fund to its shareholders of the portions of such gain or excess distribution so allocated to prior years (net of the tax payable by the Fund thereon) will be taxable to the shareholders as a dividend.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund may be treated as debt securities that are issued originally at a discount. Generally, the amount of the original issue discount (“OID”) is treated as interest income and is included in income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A portion of the OID includable in income with respect to certain high-yield corporate debt securities (including certain pay-in-kind securities) may be treated as a dividend for U.S. federal income tax purposes.
Some of the debt securities (with a fixed maturity date of more than one year from the date of issuance) that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.
A Fund that holds the foregoing kinds of securities may be required to pay out as an income distribution each year an amount, which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). The Fund may realize gains or losses from such liquidations. In the event the Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution, if any, than they would in the absence of such transactions.
Gain or loss on the sale of securities by the Fund will generally be long-term capital gain or loss if the securities have been held by the Fund for more than one year. Gain or loss on the sale of securities held for one year or less will be short-term capital gain or loss.
The Fund may invest in preferred securities or other securities the federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service (“IRS”). To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, potentially requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

The Fund may invest a portion of its net assets in below investment grade securities. Investments in these types of securities may present special tax issues for the Fund. Federal income tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities, how payments received on obligations in default should be allocated between principal and interest and whether modifications or exchanges of debt obligations in a bankruptcy or workout context are taxable. These and other issues could affect the Fund’s ability to distribute sufficient income to preserve its status as a regulated investment company or to avoid the imposition of U.S. federal income or excise tax.
Fund Distributions
Each Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be treated as dividends for federal income tax purposes and may be taxable to non-corporate shareholders as long-term capital gains (a “qualified dividend”), provided that certain requirements, as discussed below, are met. Dividends received by corporate shareholders and dividends that do not constitute qualified dividends are taxable as ordinary income. The portion of dividends received from a Fund that are qualified dividends generally will be determined on a look-through basis. If the aggregate qualified dividends received by the Fund are less than 95% of the Fund’s gross income (as specially computed), the portion of dividends received from the Fund that constitute qualified dividends will be reported by the Fund and cannot exceed the ratio that the qualified dividends received by the Fund bears to its gross income. If the aggregate qualified dividends received by the Fund equal at least 95% of its gross income, then all of the dividends received from the Fund will constitute qualified dividends.
No dividend will constitute a qualified dividend (1) if it has been paid with respect to any share of stock that the Fund has held for less than 61 days (91 days in the case of certain preferred stock) during the 121-day period (181-day period in the case of certain preferred stock) beginning on the date that is 60 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
Qualified dividends are, in general, dividends from taxable U.S. corporations and certain foreign corporations. Dividends from a foreign corporation may be qualified dividends if (1) the stock with respect to which the dividend is paid is readily tradable on an established securities market in the United States, (2) the foreign corporation is incorporated in a possession of the United States or (3) the foreign corporation is eligible for the benefits of a comprehensive income tax treaty with the United States that includes an exchange of information program (and that the Treasury Department determines to be satisfactory for these purposes). The Treasury Department has issued guidance identifying which treaties are satisfactory for these purposes. Notwithstanding the above, dividends received from a foreign corporation that for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a PFIC will not constitute qualified dividends.
Distributions attributable to dividends received by a Fund from domestic corporations will qualify for the 50% dividends-received deduction (“DRD”) for corporate shareholders only to the extent discussed below. Distributions attributable to dividends paid by a foreign corporation, a REIT or a corporation exempt from tax generally do not qualify for the DRD.
Ordinary income dividends paid by a Fund with respect to a taxable year may qualify for the 50% DRD generally available to corporations (other than corporations such as S corporations, which are not eligible for the deduction because of their special characteristics, and other than for purposes of special taxes such as the accumulated earnings tax and the personal holding company tax) to the extent of the amount of dividends received by the Fund from domestic corporations for the taxable year. No DRD will be allowed with respect to any dividend (1) if it has been received with respect to any share of stock that the Fund has held for less than 46 days (91 days in the case of certain preferred stock) during the 91-day period (181-day period in the case of certain preferred stock) beginning on the date that is 45 days (90 days in the case of certain preferred stock) before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose under the rules of Code Section 246(c) any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; or (3) to the extent the stock on which the dividend is paid is treated as debt-financed under the rules of Code Section 246A. Moreover, the DRD for a corporate shareholder may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of Code Section 246(b), which in general limits the DRD to 50% of the shareholder’s taxable income (determined without regard to the DRD and certain other items).

If a Fund receives a dividend (other than a capital gain dividend) in respect of any share of REIT stock, then Fund dividends attributable to that REIT dividend income (as reduced by certain Fund expenses) may be reported by the Fund as eligible for the 20% deduction for “qualified REIT dividends” generally available to non-corporate shareholders under the Code. However, a dividend from a Fund may not be treated as a qualified REIT dividend (1) if it has been paid with respect to any share of REIT stock that the Fund has held for less than 46 days during the 91-day period beginning on the date that is 45 days before the date on which such share becomes ex-dividend with respect to such dividend, excluding for this purpose, under the rules of Code Section 246(c), any period during which the Fund has an option to sell, is under a contractual obligation to sell, has made and not closed a short sale of, is the grantor of an option to buy, or has otherwise diminished its risk of loss by holding other positions with respect to, such (or substantially identical) stock; (2) if the non-corporate shareholder fails to meet the holding period requirements set forth in (1) with respect to its shares in the Fund to which the dividend is attributable; or (3) to the extent that the Fund (or shareholder, as applicable) is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in property substantially similar or related to stock with respect to which an otherwise qualified dividend is paid.
A Fund may either retain or distribute to shareholders its net capital gain for each taxable year. Each Fund currently intends to distribute any such amounts. If net capital gain is distributed and reported as a capital gain dividend, it will be taxable to shareholders as long-term capital gain, regardless of the length of time the shareholder has held his shares or whether such gain was recognized by the Fund prior to the date on which the shareholder acquired his shares. The Code provides, however, that under certain conditions none of the capital gain recognized upon a Fund’s disposition of domestic qualified “small business” stock will be subject to tax (with certain limitations).
Conversely, if a Fund elects to retain its net capital gain, the Fund will be subject to tax thereon (except to the extent of any available capital loss carryovers) at the corporate tax rates. If a Fund elects to retain its net capital gain, it is expected that the Fund also will elect to have shareholders of record on the last day of its taxable year treated as if each received a distribution of his pro rata share of such gain, with the result that each shareholder will be required to report his pro rata share of such gain on his tax return as long-term capital gain, will receive a refundable tax credit for his pro rata share of tax paid by the Fund on the gain, and will increase the tax basis for his shares by an amount equal to the deemed distribution less the tax credit. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Fund upon filing appropriate returns or claims for refund with the IRS.
Distributions by a Fund in excess of its current and accumulated earnings and profits will be treated as a tax-free return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his shares; any excess will be treated as gain from the sale of his shares, as discussed below.
Distributions by a Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (if that option is available). Distributions reinvested in additional shares of the Fund will be taxable to shareholders acquiring the additional shares to the same extent as if such distributions had been received in cash. In addition, if the NAV at the time a shareholder purchases shares of a Fund reflects undistributed net investment income, recognized net capital gain, or unrealized appreciation in the value of the assets of the Fund, distributions of such amounts will be taxable to the shareholder in the manner described above, although such distributions economically constitute a return of capital to the shareholder.
Ordinarily, shareholders are required to take distributions by a Fund into account in the year in which the distributions are made. However, dividends declared in October, November or December of any year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by the shareholders (and paid by a Fund) on December 31 of such calendar year if such dividends are actually paid in January of the following year. In addition, certain other distributions made after the close of the Fund’s taxable year may be “spilled back” and treated as paid by the Fund (except for the purposes of the 4% nondeductible excise tax) during such taxable year. In such case, a shareholder will be treated as having received such dividends in the taxable year in which the distributions were actually made. Shareholders will be advised annually as to the U.S. federal income tax consequences of distributions made (or deemed made) during the year.
Certain U.S. shareholders, including individuals and estates and trusts, are subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from a Fund and net gains from the disposition of shares of a Fund. U.S. shareholders are urged to consult their own tax advisers regarding the implications of the additional Medicare tax resulting from an investment in a Fund.
Each Fund will be required in certain cases to withhold and remit to the U.S. Treasury backup withholding taxes at the applicable rate on distributions paid to any shareholder (1) who has failed to provide a correct taxpayer identification number, (2) who is subject to backup withholding for failure to report the receipt of interest or dividend income properly, or (3) who has failed to certify to the Fund that it is not subject to backup withholding or is an “exempt recipient” (such as a corporation). Amounts withheld under the backup withholding rules will be allowed as a refund or a credit against a shareholder’s U.S. federal income tax liability provided the required information is furnished to the IRS.

Sale or Redemption of Shares
A shareholder will generally recognize gain or loss on the sale or redemption of shares of a Fund (including an exchange of shares of a Fund for shares of another Fund) in an amount equal to the difference between the proceeds of the sale or redemption and the shareholder’s adjusted tax basis in the shares. All or a portion of any loss may be disallowed if the shareholder purchases other shares of the same Fund within 30 days before or after the sale or redemption. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of a Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be disallowed to the extent of the amount of exempt-interest dividends received on such shares (unless the loss is with respect to shares of a Fund for which the holding period began after December 22, 2010, and the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90% of its net tax-exempt interest and distributes such dividends at least monthly) and (to the extent not disallowed) will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on such shares. For these purposes, the special holding period rules of Code Section 246(c) (discussed above in connection with qualified dividends, qualified REIT dividends and the dividends-received deduction) generally will apply in determining the holding period of shares. Capital losses in any year are deductible only to the extent of capital gains plus, in the case of a noncorporate taxpayer, $3,000 of ordinary income.
If a shareholder (1) incurs a sales load in acquiring shares of a Fund, (2) disposes of such shares less than 91 days after they are acquired and (3) subsequently acquires, during the period beginning on the date of the disposition referred to in clause (2) and ending on January 31 of the calendar year following the calendar year that includes the date of such disposition, shares of the Fund or another Fund at a reduced sales load pursuant to a right acquired in connection with the acquisition of the shares disposed of, then the sales load on the shares disposed of (to the extent of the reduction in the sales load on the shares subsequently acquired) shall not be taken into account in determining gain or loss on such shares but shall be treated as incurred on the acquisition of the subsequently acquired shares.
Tax Shelter and Other Reporting Requirements
If a shareholder realizes a loss on the disposition of shares of a Fund of at least $2 million in any single taxable year or at least $4 million in any combination of taxable years for an individual shareholder, or at least $10 million in any single taxable year or at least $20 million in any combination of taxable years for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Shareholders should consult their tax advisers to determine the applicability of this requirement in light of their individual circumstances.
Foreign Taxation
Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax treaties and conventions between certain countries and the United States may reduce or eliminate such taxes. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund may be able to elect to “pass through” to the Fund’s shareholders the amount of eligible foreign income and similar taxes paid by the Fund. If this election is made, a shareholder generally subject to tax will be required to include in gross income (in addition to taxable dividends actually received) his or her pro rata share of the foreign taxes paid by the Fund, and may be entitled either to deduct (as an itemized deduction) his or her pro rata share of foreign taxes in computing his or her taxable income or to use it as a foreign tax credit against his or her U.S. federal income tax liability, subject to certain limitations. In particular, a shareholder must hold his or her shares (without protection from risk of loss) on the ex-dividend date and for at least 15 more days during the 30-day period surrounding the ex-dividend date to be eligible to claim a foreign tax credit with respect to a gain dividend. No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. Each shareholder will be notified days after the close of the Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.
Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of the Fund’s income will flow through to shareholders of the Fund. With respect to a Fund, gains from the sale of securities will be treated as derived from U.S. sources and certain currency fluctuation gains, including fluctuation gains from foreign currency-denominated debt securities, receivables and payables will be treated as ordinary income derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income, and to certain other types of income. A shareholder may be unable to claim a credit for the full amount of his or her proportionate share of the foreign taxes paid by the Fund.
Foreign Shareholders
Taxation of a shareholder who, as to the United States, is a nonresident alien individual or foreign corporation (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, subject to the discussion below with respect to “interest-related dividends” and “short-term capital gain dividends,” ordinary income dividends (including dividends that would otherwise be treated as qualified dividends to an applicable non-foreign shareholder) paid to such foreign shareholder would be subject to a 30% U.S. withholding tax (or lower applicable treaty rate) upon the gross amount of the dividend. Such foreign shareholder would generally be exempt from U.S. federal income tax, including withholding tax, on gains realized on the sale of shares of a Fund or capital gain dividends unless the foreign shareholder is a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.
U.S. withholding tax generally does not apply to amounts properly designated by a Fund as an “interest-related dividend” or a “short-term capital gain dividend.” The aggregate amount treated as an interest-related dividend for a year is limited to the Fund’s qualified net interest income for the year, which is the excess of the sum of the Fund’s qualified interest income (generally, its U.S.-source interest income) over the deductions properly allocable to such income. The aggregate amount treated as a “short-term capital gain dividend” is limited to the excess of the Fund’s net short-term capital gain over its net long-term capital loss. In order to qualify for this exemption from withholding, a foreign investor needs to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN, W-8BEN-E or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reported the payment as qualified net interest income or qualified short-term capital gain. Foreign investors should contact their intermediaries with respect to the application of these rules to their accounts.
If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then any dividends, and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations, and, if the foreign shareholder is a corporation, the shareholder may be subject to an additional “branch profits tax” imposed at the rate of 30% (or lower applicable treaty rate).
In the case of foreign noncorporate shareholders, a Fund may be required to withhold backup withholding taxes at the applicable rate on distributions that are otherwise exempt from withholding tax (or taxable at a reduced treaty rate) unless such shareholders furnish the Fund with proper notification of their foreign status.
Special rules may apply to a foreign shareholder receiving a Fund distribution if at least 50% of the Fund’s assets consist of interests in U.S. real property interests, including certain REITs and U.S. real property holding corporations (as defined in the Code and Treasury Regulations). Fund distributions that are attributable to gain from the disposition of a U.S. real property interest will be taxable as ordinary dividends and subject to withholding at a 30% or lower treaty rate if the foreign shareholder held no more than 5% of the Fund's shares at any time during the one-year period ending on the date of the distribution. If the foreign shareholder held at least 5% of the Fund's shares, the distribution would be treated as income effectively connected with a trade or business within the U.S. and the foreign shareholder would be subject to withholding tax at a rate of 21% and would generally be required to file a U.S. federal income tax return. Similar consequences would generally apply to a foreign shareholder's gain on the sale of Fund shares unless the Fund is domestically controlled (meaning that more than 50% of the value of the Fund's shares is held by U.S. shareholders) or the foreign shareholder owns no more than 5% of the Fund's shares at any time during the five-year period ending on the date of sale. Finally, a domestically controlled Fund may be required to recognize a portion of its gain on the in-kind distribution of certain U.S. real property interests. Foreign shareholders are urged to consult their own tax advisors concerning the particular tax consequences to them of an investment in the Fund.
Under the “Foreign Account Tax Compliance Act” and existing guidance thereunder, commonly known as “FATCA,” a 30% withholding tax on dividends paid by the Fund generally applies if paid to a foreign entity unless: (i) if the foreign entity is a “foreign financial institution” as defined under FATCA, the foreign entity undertakes certain due diligence, reporting, withholding, and certification obligations, (ii) if the foreign entity is not a “foreign financial institution,” it identifies certain of its U.S. investors or (iii) the foreign entity is otherwise excepted under FATCA. If withholding is required under FATCA on a payment related to any Fund distribution, investors that otherwise would not be subject to withholding (or that otherwise would be entitled to a reduced rate of withholding) on such payment generally will be required to seek a refund or credit from the IRS to obtain the benefit of such exemption or reduction. An intergovernmental agreement between the United States and an applicable foreign country, or future Treasury regulations or other guidance, may modify the foregoing requirements. The Funds will not pay any additional amounts in respect of amounts withheld under FATCA. Each investor should consult its tax adviser regarding the effect of FATCA based on its individual circumstances.
The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty might be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

Cost Basis Reporting
A Fund is generally required by law to report to shareholders and the IRS on Form 1099-B “cost basis” information for shares of the Fund acquired on or after January 1, 2012, and sold or redeemed after that date. Upon a disposition of such shares, a Fund will be required to report the adjusted cost basis, the gross proceeds from the disposition, and the character of realized gains or losses attributable to such shares. These requirements do not apply to investments through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement plan. The “cost basis” of a share is generally its purchase price adjusted for dividend reinvestments, returns of capital, and other corporate actions. “Cost basis” is used to determine whether a sale or other disposition of the shares results in a gain or loss.
The Fund will permit shareholders to elect among several IRS-accepted cost basis methods to determine the cost basis in their shares. If a shareholder does not affirmatively elect a cost basis method, then the Fund’s default cost basis calculation method, which is currently the average cost method, will be applied to their account. Non-covered shares (those shares purchased before January 1, 2012, and those shares that do not have complete cost basis information, regardless of purchase date) will be used first for any redemptions made after January 1, 2012, regardless of your cost basis method of election unless you have chosen the specific identification method and have designated covered shares (those purchased after January 1, 2012) at the time of your redemption. The cost basis method elected or applied may not be changed after the settlement date of a sale of shares.
If a shareholder holds shares through a broker, the shareholder should contact that broker with respect to the reporting of cost basis information.
Shareholders are urged to consult their tax advisers regarding specific questions with respect to the application of the new cost basis reporting rules and, in particular, which cost basis calculation method to elect.
Effect of Future Legislation, Foreign, State and Local Tax Considerations
The foregoing general discussion of U.S. federal income and excise tax consequences is based on the Code and the Treasury Regulations issued thereunder as in effect on the date of this SAI. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein and any such changes or decisions may have a retroactive effect.
Rules of foreign, state and local taxation of ordinary income dividends, qualified dividends, exempt-interest dividends and capital gain dividends from regulated investment companies may differ from the rules for U.S. federal income taxation described above. Shareholders are urged to consult their tax advisers as to the consequences of these and other foreign, state and local tax rules affecting an investment in a Fund.
ADDITIONAL INFORMATION
Description of Shares
The Trust is a Delaware statutory trust. The Trust’s Second Amended and Restated Trust Instrument, dated as of February 26, 2019 (the “Trust Instrument”), authorizes the Trustees to issue an unlimited number of shares, which are units of beneficial interest, with a par value of $0.001 per share. The Trust Instrument authorizes the Trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more aspects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption.
The Trust is currently authorized to offer Class A, C, I, R, R6, Y, and Member shares of the Funds. A Fund may not offer all such share classes.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Trustees may grant in their discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shares of each Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series that are available for distribution.
Each share class of a Fund represents an interest in the same assets of the Fund, has the same rights and is identical in all material respects except that (i) each class of shares may be subject to different (or no) sales loads; (ii) each class of shares may bear different (or no) distribution fees; (iii) each class of shares may have different shareholder features, such as minimum investment amounts; (iv) certain other class-specific expenses will be borne solely by the class to which such expenses are attributable, including transfer agent fees attributable to a specific class of shares, printing and postage expenses related to preparing and distributing materials to current shareholders of a specific class, registration fees paid by a specific class of shares, the expenses of administrative personnel and services required to support the shareholders of a specific class, litigation or other legal expenses relating to a class of shares, Trustees’ fees or expenses paid as a result of issues relating to a specific class of shares and accounting fees and expenses relating to a specific class of shares; and (v) each class has exclusive voting rights with respect to matters relating to its own distribution arrangements. The Board may classify and reclassify the shares of the Fund into additional classes of shares at a future date.
Fund shareholders are entitled to one vote per share (with proportional voting for fractional shares) on such matters as shareholders are entitled to vote (“share-based voting”). Alternatively (except where the 1940 Act requires share-based voting), the Trustees in their discretion may determine that shareholders are entitled to one vote per dollar of NAV (with proportional voting for fractional dollar amounts). Shareholders of all series and classes will vote together as a single class on all matters except (1) when required by the 1940 Act or when the Trustees have determined that a matter affects one or more series or classes materially differently, shares shall be voted by individual series or class; and (2) when the Trustees have determined that the matter affects only the interests of a particular series or class, then only shareholders of such series or class shall be entitled to vote thereon.
There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees have been elected by the shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees. A meeting shall be held for such purpose upon the written request of the holders of not less than 10% of the outstanding shares. Upon written request by ten or more shareholders of record meeting the qualifications of Section 16(c) of the 1940 Act, (i.e., persons who have been shareholders or record for at least six months, and who hold shares having an NAV of at least $25,000 or constituting 1% of the outstanding shares, whichever is less) stating that such shareholders wish to communicate with the other shareholders for the purpose of obtaining the signatures necessary to demand a meeting to consider removal of a Trustee, the Trust will provide a list of shareholders or disseminate appropriate materials (at the expense of the requesting shareholders). Except as set forth above, the Trustees shall continue to hold office and may appoint their successors.
The Trust Instrument permits the Trustees to take certain actions without obtaining shareholder approval, if the Trustees determine that doing so would be in the best interests of shareholders. These actions include: (a) reorganizing a Fund with another investment company or another series of the Trust; (b) liquidating a Fund; (c) restructuring a Fund into a “master/feeder” structure, in which a Fund (the “feeder”) would invest all of its assets in a separate “master” fund; and (d) amending the Trust Instrument, unless shareholder consent is required by law.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares, as defined under the 1940 Act, of the series affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund and any other series in the matter are identical, or that the matter does not affect any interest of other series of the Trust. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Fund only if approved by a majority of the outstanding shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to series.
Shareholder and Trustee Liability
The Delaware Statutory Trust Act provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of personal liability extended to shareholders of Delaware corporations, and the Trust Instrument provides that shareholders of the Trust shall not be liable for the obligations of the Trust. The Trust Instrument also provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Trust Instrument also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered to be extremely remote.
The Trust Instrument states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Funds or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Trust Instrument also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.
Derivative Actions Brought by Shareholders
Pursuant to the Trust Instrument, and in addition to the requirements of Delaware law, a shareholder may bring a derivative action on behalf of the Trust only if the following conditions are met: (a) The shareholder or shareholders must make a pre-suit demand upon the Trustees to bring the subject action unless an effort to cause the Trustees to bring such an action is not likely to succeed. For this purpose, a demand on the Trustees shall only be deemed not likely to succeed and therefore excused if a majority of the Board of

Trustees, or a majority of any committee established to consider the merits of such action, is composed of Trustees who are not “independent trustees” (as such term is defined in the Delaware Act); (b) Unless a demand is not required under paragraph (a) above, shareholders eligible to bring such derivative action under the Delaware Act who collectively hold at least 10% of the total combined net asset value of the outstanding shares of the Trust, or 10% of the total combined net asset value of the outstanding shares of the Fund or Class to which such action relates if it does not relate to all Funds and Classes, shall join in the request for the Trustees to commence such action; and (c) Unless a demand is not required under paragraph (a) above, the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees shall be entitled to retain counsel or other advisors in considering the merits of the request and shall require an undertaking by the shareholders making such request to reimburse the Trust for the expense of any such advisors in the event that the Trustees determine not to bring such action.
The Board may designate a committee of one Trustee to consider a shareholder demand if necessary to create a committee with a majority of Trustees who do not have a personal financial interest in the transaction at issue. In addition to all suits, claims or other actions (collectively, “claims”) that under applicable law must be brought as derivative claims, each shareholder of the Trust or any Fund or Class agrees that any claim that affects all shareholders of a Fund or Class equally, that is, proportionately based on their number of shares in such Fund or Class, must be brought as a derivative claim subject to these provisions irrespective of whether such claim involves a violation of the shareholders’ rights under the Trust Instrument or any other alleged violation of contractual or individual rights that might otherwise give rise to a direct claim. The provision requiring at least 10% of the outstanding voting securities of the Trust, applicable Fund or Class to join in the request to bring the derivative action and the provision requiring an undertaking by the requesting shareholders to reimburse the Trust for the expense of any advisors retained by the Board in the event that the Trustees determine not to bring such action, may not apply to claims brought under federal securities laws.
Disclosure of Portfolio Holdings
The Board has adopted policies and procedures with respect to the disclosure of each Fund’s portfolio holdings by the Fund, the Adviser, or their affiliates. These policies and procedures provide that each Fund’s portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. These policies and procedures apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of a Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.
The Trust’s Chief Compliance Officer is responsible for monitoring each Fund’s compliance with these policies and procedures, and for providing regular reports (at least annually) to the Board regarding the adequacy and effectiveness of the policy and recommend changes, if necessary.
Public Disclosure
The Funds disclose their complete portfolio holdings in its annual and semiannual reports to shareholders, which are sent to shareholders no later than 60 days after the relevant fiscal period (December 31st and June 30th, respectively) and are available on the Funds' website, VictoryFunds.com. The Funds also file their complete portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. You can find these filings on the SEC’s website, sec.gov, and the Funds' portfolio holdings are available at VictoryFunds.com in accordance with Rule 30e-3 under the 1940 Act.
In addition, the Funds disclose their complete portfolio holdings as of the quarter-end on the Funds’ website no earlier than the 15th day following the end of the calendar quarter. The Funds may also publish other information on the Funds’ website relating to its portfolio holdings (e.g., top ten holdings) on a monthly basis no earlier than the 10th day following the end of the month.
Non-Public Disclosures
The Adviser may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds’ policies provide that non-public disclosures of a Fund’s portfolio holdings may only be made if: (i) the Fund has a “legitimate business purpose” (as determined by the President of the Trust) for making such disclosure; and (ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information and describes any compensation to be paid to the Fund or any “affiliated person” of the Adviser or Distributor, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
The Adviser will consider any actual or potential conflicts of interest between the Adviser and a Fund’s shareholders and will act in the best interest of the Fund’s shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the Adviser will not authorize such release.

Ongoing Arrangements to Disclose Portfolio Holdings
As previously authorized by the Board and/or the Trust’s executive officers, a Fund periodically discloses non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Fund in its day-to-day operations, as well as public information to certain ratings organizations. These entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from a Fund. In none of these arrangements does a Fund or any “affiliated person” of the Adviser or Distributor receive any compensation, including any arrangement to maintain assets in the Fund or in other investment companies or accounts managed by the Adviser or by any “affiliated person” of the Adviser or Distributor.
Type of Service Provider	Name of Service Provider	Timing of Release of Portfolio Holdings Information
Adviser and Fund Accountant	Victory Capital Management Inc.	Daily.
Distributor	Victory Capital Services, Inc.	Daily.
Custodian	Citibank, N.A.	Daily.
Sub-Fund Accountant	Citi Fund Services Ohio, Inc.	Daily.
Financial Data Service	FactSet Research Systems, Inc.	Daily.
Liquidity Risk Management Service Provider	MSCI, Inc.	Daily.
Independent Registered Public Accounting Firm	Cohen & Company, Ltd.	Annual Reporting Period: within 15 business days of end of reporting period.
Printer for Financial Reports	Toppan Merrill LLC	Up to 30 days before distribution to shareholders.
Legal Counsel, for EDGAR filings on Forms N-CSR and Form N-PORT	Sidley Austin LLP	Up to 30 days before filing with the SEC.
Ratings Agency	Lipper	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Ratings Agency	Morningstar	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
Financial Data Service	Bloomberg L.P.	Quarterly, no sooner than 15 calendar days after the end of the previous quarter.
These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information, except as necessary in providing services to a Fund.
There is no guarantee that a Fund’s policies on use and dissemination of holdings information will protect the Fund from the potential misuse of holdings by individuals or firms in possession of such information.
Expenses
Unless agreed upon otherwise with a third party, all expenses incurred in administration of the Funds will be charged to a particular Fund, including investment management fees; fees and expenses of the Board; interest charges; taxes; brokerage commissions; expenses of valuing assets; expenses of continuing registration and qualification of the Funds and the shares under federal and state law; share issuance expenses; fees and disbursements of independent accountants and legal counsel; fees and expenses of custodians, including, transfer agents and shareholder account servicing organizations; expenses of preparing, printing and mailing prospectuses, reports, proxies, notices and statements sent to shareholders; expenses of shareholder meetings; costs of investing in underlying funds; and insurance premiums. The Funds are also liable for nonrecurring expenses, including litigation to which they may from time to time be a party. Expenses incurred for the operation of a particular Fund, including the expenses of communications with its shareholders, are paid by that Fund.
Legal Counsel
Sidley Austin LLP, 787 Seventh Avenue, New York, New York 10019, serves as counsel to the Trust.
Independent Registered Public Accounting Firm
Cohen & Company, Ltd., located at 1350 Euclid Avenue, Suite 800, Cleveland, Ohio 44115, serves as the independent registered public accounting firm for the Funds.

Miscellaneous
As used in the Prospectuses and in this SAI, “assets belonging to a fund” (or “assets belonging to the Fund”) means the consideration received by the Trust upon the issuance or sale of shares of a Fund, together with all income, earnings, profits and proceeds derived from the investment thereof, including any proceeds from the sale, exchange, or liquidation of such investments and any funds or payments derived from any reinvestment of such proceeds and any general assets of the Trust, which general liabilities and expenses are not readily identified as belonging to a particular series that are allocated to that series by the Trustees. The Trustees may allocate such general assets in any manner they deem fair and equitable. It is anticipated that the factor that will be used by the Trustees in making allocations of general assets to a particular series will be the relative NAV of each respective series at the time of allocation. Assets belonging to a particular series are charged with the direct liabilities and expenses in respect of that series and with a share of the general liabilities and expenses of each of the series not readily identified as belonging to a particular series, which are allocated to each series in accordance with its proportionate share of the NAVs of the Trust at the time of allocation. The timing of allocations of general assets and general liabilities and expenses of the Trust to a particular series will be determined by the Trustees and will be in accordance with generally accepted accounting principles. Determinations by the Trustees as to the timing of the allocation of general liabilities and expenses and as to the timing and allocable portion of any general assets with respect to a particular series are conclusive.
As used in the Prospectuses and in this SAI, a “vote of a majority of the outstanding shares” of the Fund means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are represented in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.
Each Prospectus and this SAI are not an offering of the securities described in these documents in any state in which such offering may not lawfully be made. No salesperson, dealer, or other person is authorized to give any information or make any representation other than those contained in a Prospectus and this SAI.
While this SAI and each Prospectus describe pertinent information about the Trust and the Funds, neither this SAI nor any Prospectus represents a contract between the Trust or a Fund and any shareholder.

APPENDIX A
Description of Security Ratings
Set forth below are descriptions of the relevant ratings of some of the NRSROs. These NRSROs and the descriptions of the ratings are as of the date of this SAI and may subsequently change.
Ratings represent a rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. In addition, rating agencies may fail to make timely changes to credit ratings in response to subsequent events and a rating may become stale in that it fails to reflect changes in an issuer’s financial condition.
Moody’s Investors Service, Inc. (“Moody’s”)
Global Long-Term Ratings. Ratings assigned on Moody’s global long-term rating scales are forward-looking opinions of the relative credit risks of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Moody’s defines credit risk as the risk that an entity may not meet its contractual financial obligations as they come due and any estimated financial loss in the event of default or impairment. The contractual financial obligations addressed by Moody’s ratings are those that call for, without regard to enforceability, the payment of an ascertainable amount, which may vary based upon standard sources of variation (e.g., floating interest rates), by an ascertainable date. Moody’s rating addresses the issuer’s ability to obtain cash sufficient to service the obligation, and its willingness to pay. Moody’s ratings do not address non-standard sources of variation in the amount of the principal obligation (e.g., equity indexed), absent an express statement to the contrary in a press release accompanying an initial rating. Long-term ratings are assigned to issuers or obligations with an original maturity of 11 months or more and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment. The following describes the global long- term ratings by Moody’s.
Aaa — Obligations rated Aaa are judged to be of the highest quality, subject to the lowest level of credit risk.
Aa — Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.
A — Obligations rated A are judged to be upper-medium grade and are subject to low credit risk.
Baa — Obligations rated Baa are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
Ba — Obligations rated Ba are judged to be speculative and are subject to substantial credit risk.
B — Obligations rated B are considered speculative and are subject to high credit risk.
Caa — Obligations rated Caa are judged to be speculative of poor standing and are subject to very high credit risk.
Ca — Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
C — Obligations rated C are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
Medium-Term Note Program Ratings. Moody’s assigns provisional ratings to medium-term note (MTN) or similar programs and definitive ratings to the individual debt securities issued from them (referred to as drawdowns or notes). MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). To capture the contingent nature of a program rating, Moody’s assigns provisional ratings to MTN programs. A provisional rating is denoted by a (P) in front of the rating.
The rating assigned to a drawdown from a rated MTN or bank/deposit note program is definitive in nature, and may differ from the program rating if the drawdown is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.
Moody’s encourages market participants to contact Moody’s Ratings Desks or visit moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.
Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and

the modifier 3 indicates a ranking in the lower end of that generic rating category. Additionally, a “(hyb)” indicator is appended to all ratings of hybrid securities issued by banks, insurers, finance companies, and securities firms.
Global Short-Term Ratings. Ratings assigned on Moody’s global short-term rating scales are forward-looking opinions of the relative credit risk of financial obligations issued by non-financial corporates, financial institutions, structured finance vehicles, project finance vehicles, and public sector entities. Short-term ratings are assigned to obligations with an original maturity of 13 months or less and reflect both on the likelihood of a default or impairment on contractual financial obligations and the expected financial loss suffered in the event of default or impairment.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
P-1. — Ratings of Prime-1 reflect a superior ability to repay short-term obligations.
P-2. — Ratings of Prime-2 reflect a strong ability to repay short-term obligations.
P-3. — Ratings of Prime-3 reflect an acceptable ability to repay short-term obligations.
NP. — Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
Speculative Grade Liquidity Ratings. Moody’s Speculative Grade Liquidity Ratings are opinions of an issuer’s relative ability to generate cash from internal resources and the availability of external sources of committed financing, in relation to its cash obligations over the coming 12 months. Speculative Grade Liquidity Ratings will consider the likelihood that committed sources of financing will remain available. Other forms of liquidity support will be evaluated and consideration will be given to the likelihood that these sources will be available during the coming 12 months. Speculative Grade Liquidity Ratings are assigned to speculative grade issuers that are by definition Not Prime issuers.
SGL-1 — Issuers rated SGL-1 possess very good liquidity. They are most likely to have the capacity to meet their obligations over the coming 12 months through internal resources without relying on external sources of committed financing.
SGL-2 — Issuers rated SGL-2 possess good liquidity. They are likely to meet their obligations over the coming 12 months through internal resources but may rely on external sources of committed financing. The issuer’s ability to access committed sources of financing is highly likely based on Moody’s evaluation of near-term covenant compliance.
SGL-3 — Issuers rated SGL-3 possess adequate liquidity. They are expected to rely on external sources of committed financing. Based on its evaluation of near-term covenant compliance, Moody’s believes there is only a modest cushion, and the issuer may require covenant relief in order to maintain orderly access to funding lines.
SGL-4 — Issuers rated SGL-4 possess weak liquidity. They rely on external sources of financing and the availability of that financing is, in Moody’s opinion, highly uncertain.
U.S. Municipal Short-Term Debt and Demand Obligation Ratings. Moody’s uses the global short-term Prime rating scale for commercial paper issued by U.S. municipalities and nonprofits. These commercial paper programs may be backed by external letters of credit or liquidity facilities, or by an issuer’s self-liquidity. For other short-term municipal obligations, Moody’s uses one of two other short-term rating scales the Municipal Investment Grade (MIG) and Variable Municipal Investment Grade (VMIG) scales discussed below.
The MIG scale is used for U.S. municipal cash flow notes, bond anticipation notes and certain other short-term obligations, which typically mature in three years or less. Under certain circumstances, the MIG scale is used for bond anticipation notes with maturities of up to five years.
MIG-1. This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
MIG-2. This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
MIG-3. This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
SG. This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
VMIG Ratings. In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The components are a long-term rating and a short-term demand obligation rating. The long-term rating addresses the issuer’s ability to meet scheduled principal and interest payments. The short-term demand obligation rating addresses the ability of the issuer or the liquidity provider to make payments associated with the purchase-price-upon-demand feature (“demand feature”) of the VRDO. The short-term demand obligation rating uses the VMIG scale. VMIG ratings with liquidity support use as an input the short-term Counterparty Risk Assessment of the support provider, or the long-term rating of the underlying obligor in the absence of third-party liquidity support. Transitions of VMIG ratings of demand obligations with conditional liquidity support differ from transitions on the Prime scale to reflect the risk that external liquidity support will terminate if the issuer’s long-term rating drops below investment grade.
For VRDOs, Moody’s typically assigns the VMIG short-term demand obligation rating if the frequency of the demand feature is less than every three years. If the frequency of the demand feature is less than three years but the purchase price is payable only with remarketing proceeds, the short-term demand obligation rating is “NR.”
Industrial development bonds in the United States where the obligor is a corporate may carry a VMIG rating that reflects Moody’s view of the relative likelihood of default and loss. In these cases, liquidity assessment is based on the liquidity of the corporate obligor.
VMIG-1. This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-2. This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections.
VMIG-3. This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections.
SG. This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have a sufficiently strong short-term rating or may lack the structural or legal protections.
S&P Global Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
Issue credit ratings can be either long-term or short-term. Short-term issue credit ratings are generally assigned to those obligations considered short-term in the relevant market, typically with an original maturity of no more than 365 days. Short-term issue credit ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. S&P Global Ratings would typically assign a long-term issue credit rating to an obligation with an original maturity of greater than 365 days. However, the ratings assigned by S&P Global Ratings to certain instruments may diverge from these guidelines based on market practices. Medium-term notes are assigned long-term ratings.
Long-Term Issue Credit Ratings. Issue credit ratings are based, in varying degrees, on S&P Global Ratings analysis of the following considerations:
• The likelihood of payment—the capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;
• The nature of and provisions of the financial obligation, and the promise imputed by S&P Global Ratings; and
• The protection afforded by, and relative position of, the financial obligation in the event of a bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.
An issue rating is an assessment of default risk but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)
AAA — An obligation rated ‘AAA’ has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
AA — An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A — An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
BBB — An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
BB, B, CCC, CC, and C — Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposure to adverse conditions.
BB — An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
B — An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
CCC — An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
CC — An obligation rated ‘CC’ is currently highly vulnerable to nonpayment. The ‘CC’ rating is used when a default has not yet occurred, but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
C — An obligation rated ‘C’ is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
D — An obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within the next five business days in the absence of a stated grace period or within the earlier of the stated grace period or the next 30 calendar days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
NR — This indicates that a rating has not been assigned or is no longer assigned.
Plus (+) or minus (-) — Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the rating categories.
Short-Term Issue Credit Ratings. The following describes S&P Global Ratings’ short-term issue credit ratings.
A-1 — A short-term obligation rated ‘A-1’ is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
A-2 — A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
A-3 — A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitment on the obligation.
B — A short-term obligation rated ‘B’ is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
C — A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
D — A short-term obligation rated ‘D’ is in default or in breach of an imputed promise. For non-hybrid capital instruments, the ‘D’ rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. A rating on an obligation is lowered to ‘D’ if it is subject to a distressed debt restructuring.
Municipal Short-Term Note Ratings. The following describes Standard & Poor’s Municipal Short-Term Note Ratings.
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
• Amortization schedule — the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
• Source of payment — the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
SP-1. Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
SP-2. Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
SP-3. Speculative capacity to pay principal and interest.
D. Assigned upon failure to pay the note when due, completion of a distressed debt restructuring, or the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions.
Active Qualifiers
S&P Global Ratings uses the following qualifiers that limit the scope of a rating. The structure of the transaction can require the use of a qualifier such as a ‘p’ qualifier, which indicates the rating addresses the principal portion of the obligation only. A qualifier appears as a suffix and is part of the rating.
Federal deposit insurance limit: ‘L’ qualifier — Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.
Principal: ‘p’ qualifier — This suffix is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ suffix indicates that the rating addresses the principal portion of the obligation only and that the interest is not rated.
Preliminary ratings: ‘prelim’ qualifier — Preliminary ratings, with the ‘prelim’ suffix, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by S&P Global Ratings of appropriate documentation. S&P Global Ratings reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating.
• Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions.
• Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation, and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s).
• Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in S&P Global Ratings’ opinion, documentation is close to final. Preliminary ratings may also be assigned to the obligations of these entities.
• Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing, or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, S&P Global Ratings would likely withdraw these preliminary ratings.
• A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.
Termination structures: ‘t’ qualifier — This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.
Counterparty instrument rating: ‘cir’ qualifier — This symbol indicates a counterparty instrument rating (CIR), which is a forward-looking opinion about the creditworthiness of an issuer in a securitization structure with respect to a specific financial obligation to a counterparty (including interest rate swaps, currency swaps, and liquidity facilities). The CIR is determined on an ultimate payment basis; these opinions do not take into account timeliness of payment.
Fitch Ratings, Inc. (“Fitch”)
International Long-Term Ratings
Investment Grade
AAA — Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
AA — Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
A — High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
BBB — Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.
Speculative Grade
BB — Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial flexibility exists that supports the servicing of financial commitments.
B — Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.
CCC — Substantial credit risk. Very low margin for safety. Default is a real possibility.
CC — Very high levels of credit risk. Default of some kind appears probable.
C — Near default. A default or default-like process has begun, or the issuer is in standstill, or for a closed funding vehicle, payment capacity is irrevocably impaired. Conditions that are indicative of a ‘C’ category rating for an issuer include:
• The issuer has entered into a grace or cure period following non-payment of a material financial obligation;
• The issuer has entered into a temporary negotiated waiver or standstill agreement following a payment default on a material financial obligation;
• The formal announcement by the issuer or their agent of a distressed debt exchange;
• A closed financing vehicle where payment capacity is irrevocably impaired such that it is not expected to pay interest and/or principal in full during the life of the transaction, but where no payment default is imminent.
RD — Restricted default. ‘RD’ ratings indicate an issuer that in Fitch’s opinion has experienced:
• An uncured payment default or distressed debt exchange on a bond, loan, or other material financial obligation but

• Has not entered into bankruptcy filings, administration, receivership, liquidation, or other formal winding-up procedure, and
• Has not otherwise ceased operating. This would include:
• The selective payment default on a specific class or currency of debt;
• The uncured expiry of any applicable grace period, cure period or default forbearance period following a payment default on a bank loan, capital markets security or other material financial obligation;
• The extension of multiple waivers or forbearance periods upon a payment default on one or more material financial obligations, either in series or in parallel; or ordinary execution of a distressed debt exchange on one or more material financial obligations.
D — Default. ‘D’ ratings indicate an issuer that in Fitch’s opinion has entered into bankruptcy filings, administration, receivership, liquidation or other formal winding-up procedure or that has otherwise ceased business.
Default ratings are not assigned prospectively to entities or their obligations; within this context, non-payment on an instrument that contains a deferral feature or grace period will generally not be considered a default until after the expiration of the deferral or grace period, unless a default is otherwise driven by bankruptcy or other similar circumstance, or by a distressed debt exchange.
Imminent default, categorized under ‘C,’ typically refers to the occasion where a payment default has been intimated by the issuer and is all but inevitable. This may, for example, be where an issuer has missed a scheduled payment, but (as is typical) has a grace period during which it may cure the payment default. Another alternative would be where an issuer has formally announced a distressed debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.
In all cases, the assignment of a default rating reflects the agency’s opinion as to the most appropriate rating category consistent with the rest of its universe of ratings, and may differ from the definition of default under the terms of an issuer’s financial obligations or local commercial practice.
International Short-Term Ratings. The following describes Fitch’s two highest short-term ratings:
F1. Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
F2. Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.
Notes to Long- and Short-term ratings:
The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to ‘AAA’ ratings and ratings below the ‘CCC’ category. For the short-term rating category of ‘F1,’ a ‘+’ may be appended.
Withdrawn —The rating has been withdrawn and the issue or issuer is no longer rated by Fitch. Ratings that have been withdrawn will be indicated by the symbol ‘WD.’
Rating Watch — Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive,” indicating that a rating could stay at its present level or potentially be upgraded, “Negative,” to indicate that the rating could stay at its present level or potentially be downgraded, or “Evolving” if ratings may be raised, lowered, or affirmed. However, ratings can be raised or lowered without being placed on Rating Watch first.
A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. A Rating Watch must be reviewed and a RAC be published every six months after a rating has been placed on Rating Watch, except in the case described below.
Additionally, a Watch may be used where the rating implications are already clear, but where they remain contingent upon an event (e.g. shareholder or regulatory approval). The Watch will typically extend to cover the period until the event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch. In these cases, where it has previously been communicated within the RAC that the Rating Watch will be resolved upon an event and where there are no material changes to the respective rating up to the event, the Rating Watch may not be reviewed within the six months interval. In any case, the affected ratings (and the Rating Watch) will remain subject to an annual review cycle.
Rating Outlook — Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached or been sustained the level that would cause a rating action, but which may do so if such trends continue. A Positive Rating Outlook indicates an upward trend on the rating scale. Conversely, a Negative Rating Outlook signals a negative trend on the rating scale. Positive or Negative Rating Outlooks do not imply that a rating change is inevitable, and similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as “Evolving.”
Outlooks are currently applied on the long-term scale to certain issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and to both issuer ratings and obligations ratings in public finance in the United States; to issues in infrastructure and project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions and covered bonds. Outlooks are not applied to ratings assigned on the short-term scale. For financial institutions, Outlooks are not assigned to Viability Ratings, Support Ratings and Support Rating Floors. Derivative counterparty ratings are also not assigned Outlooks.
Ratings in the ‘CCC,’ ‘CC,’ and ‘C’ categories typically do not carry Outlooks since the volatility of these ratings is very high and outlooks would be of limited informational value. Defaulted ratings do not carry Outlooks.

APPENDIX B
SUMMARY OF PROXY VOTING POLICIES AND PROCEDURES
Victory Capital Management Inc. (“Adviser”)
To assist the Adviser in making proxy-voting decisions, the Adviser has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by the Adviser’s Proxy Committee (“Proxy Committee”) and revised when the Committee determines that a change is appropriate. The Board annually reviews the Trust’s Proxy Voting Policy and the Adviser’s Policy and determines whether amendments are necessary or advisable.
Voting under the Adviser’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. The Adviser delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for the Trust, subject to oversight by the Adviser’s Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by the Adviser.
The Adviser votes proxies in the best interests of the Funds and their shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Fund assets. The Adviser’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered to be rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Funds or if required by the Board or the Funds’ Proxy Voting Policy. In such cases, the Adviser may consider, among other things:
• the effect of the proposal on the underlying value of the securities
• the effect on marketability of the securities
• the effect of the proposal on future prospects of the issuer
• the composition and effectiveness of the issuer’s board of directors
• the issuer’s corporate governance practices
• the quality of communications from the issuer to its shareholders
The Adviser may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. The Adviser generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in a Fund’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Adviser’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether the Adviser supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
• The Adviser generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
• The Adviser generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
• The Adviser generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
• The Adviser reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
• The Adviser generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
• The Adviser reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
• The Adviser reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
• The Adviser will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance-based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
• The Adviser will vote case-by-case on equity-based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
• The Adviser will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between the Adviser’s interests and those of a Fund or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, the Adviser will seek the opinion of the Adviser’s Chief Compliance Officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, the Adviser reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
Park Avenue Institutional Advisers LLC
In its capacity as investment sub-adviser to certain Funds which may from time to time hold equity securities, Park Avenue has a fiduciary duty to the shareholders of the Funds to evaluate each company in which the Funds invest, in order to satisfy itself that the company meets certain management, financial and corporate governance standards. Park Avenue believes that each investment should reflect a sound economic decision that benefits the shareholders of the Funds; thus, as a guiding principle, in voting proxies Park Avenue seeks to maximize the shareholders’ economic interests. Accordingly, these policies and procedures are designed to ensure that Park Avenue votes proxies in the best interests of shareholders of the Funds, regardless of any relationship between Park Avenue, or any affiliate of Park Avenue, with the company soliciting the proxy. With limited exceptions, Park Avenue intends to vote all proxies solicited by issuers.
Proxy Voting Service
Park Avenue has retained the services of a proxy voting service provider (the “Proxy Voting Service Provider”), an independent proxy voting service, to act as its agent in voting proxies. The Proxy Voting Service Provider performs independent research on the management, financial condition, and corporate governance policies of numerous companies, and makes voting recommendations. The Proxy Voting Service Provider votes proxies on Park Avenue’s behalf at shareholder meetings and is responsible for retaining copies of each proxy statement and maintaining records of how each proposal was voted.
In making its voting determinations, the Proxy Voting Service Provider has developed policies that involve an analysis of various factors relevant to the issuer and/or the proxy matter presented. After conducting its own evaluation of the Proxy Voting Service Provider’s factors and policies, Park Avenue has instructed the Proxy Voting Service Provider to make a voting determination based upon the Proxy Voting Service Provider’s factors and policies. The policies and the factors the Proxy Voting Service Provider considers in its voting determinations are further detailed in the guidelines. Park Avenue has instructed the Proxy Voting Service Provider to vote “for,” “against,” or on a “case-by-case” basis, along with the Proxy Voting Service Provider’s recommendations. In cases where the Proxy Voting Service Provider may not vote a proxy, a proposal may be referred to Park Avenue for consideration.
Conflicts of Interest
Sometimes a conflict of interest may arise in connection with the proxy voting process. For example, Park Avenue may have a material conflict of interest due to a significant business relationship with the company or a business relationship with a third party that has a material interest in the outcome of the vote, or a Park Avenue employee may have a personal conflict of interest due to a personal or familial relationship with someone at the company soliciting the proxy. Central to these proxy voting policies is Park Avenue’s philosophy that proxies should be voted only in the best interests of the shareholders of the Funds. Accordingly, these proxy voting policies are applied uniformly to avoid material conflicts of interest.
Guardian has taken certain measures to prevent economic or political incentives on the part of fund management or other Guardian business units to influence the outcome of a vote. Park Avenue has created an information barrier between fund management and those other business units that may have inside or other information about a company, to prevent fund management from obtaining information that could have the potential to influence proxy voting decisions.
If an occasion arises in which the Proxy Voting Service Provider is unable to vote a proxy due to its own conflict of interest, the Proxy Voting Service Provider will ask Park Avenue to provide specific voting instructions. In such situations, Park Avenue shall vote the proxy in accordance with these policies and procedures. In all other cases, the Proxy Voting Service Provider votes proxies on behalf of Park Avenue and the Funds applying uniform policies.
If the Proxy Voting Service Provider is unable to vote a proxy due to a conflict and has referred it to Park Avenue for voting instructions, and there is a potential material conflict of interest between the issuer and Guardian or a Guardian affiliate or employee, the proxy proposal will be referred to Park Avenue’s Oversight Committee. The Oversight Committee will provide voting instructions on the proposal after consulting with the fund manager and taking into account all factors it deems relevant. If the Oversight Committee believes a material conflict exists that cannot be resolved by the committee, it will refer the proposal to the Board for guidance.
SailingStone Capital Partners LLC
Proxy Voting
Proxies are assets of SailingStone’s Clients that must be voted with diligence, care, and loyalty. SailingStone will vote each proxy in accordance with its fiduciary duty to its Clients. SailingStone will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, SailingStone will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities.
These policies and procedures do not apply to any Client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; SailingStone takes no responsibility for the voting of any proxies on behalf of any such Client. For those Clients that have delegated such authority and discretion to SailingStone, these policies and procedures apply equally to registered investment companies and other institutional accounts.
Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires SailingStone to maintain certain books and records associated with its proxy voting policies and procedures. The CCO will ensure that SailingStone complies with all applicable recordkeeping requirements associated with proxy voting.
SailingStone has retained ISS Governance Services (“ISS”) to assist in the proxy voting process. The CCO manages SailingStone’s relationship with ISS. ISS prepares analyses of most matters submitted to a shareholder vote. ISS receives a daily electronic feed of all holdings in SailingStone’s voting accounts, and trustees and/or custodians for those accounts have been instructed to deliver all proxy materials that they receive directly to ISS. ISS monitors the accounts and their holdings to be sure that all proxies are received and voted. As a result of the firm’s decision to use ISS, there is generally no physical handling of proxies by SailingStone personnel. The CCO ensures that ISS votes all proxies and retains all required documentation associated with proxy voting.

SailingStone has adopted proxy voting guidelines (the “Guidelines”) that set forth how SailingStone plans to vote on specific matters presented for shareholder vote. The Guidelines are generally based on ISS ESG principles.
SailingStone reserves the right to override the Guidelines when it considers that such an override would be in the best interest of its Clients, taking into consideration all relevant facts and circumstances at the time of the vote.
In advance of the deadline for any particular vote, ISS posts information regarding that vote on its secure website. This information includes the upcoming voting deadline, the vote indicated by the Guidelines, if any, and any analysis or other information that ISS has prepared with respect to the vote. The CCO accesses the website on a regular basis to monitor the matters presented for shareholder votes and to track the voting of the proxies.
SailingStone will not neglect its proxy voting responsibilities, but the Firm may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, SailingStone may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits SailingStone’s ability to sell the affected security during a blocking period that can last for several weeks. SailingStone believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so SailingStone generally abstains from voting when share blocking is required.

Registration Statement
of
VICTORY PORTFOLIOS
on
Form N-1A
PART C. OTHER INFORMATION
Item 28.	Exhibits
(a)	(1)(a)	Certificate of Trust dated December 6, 1995.
	(1)(b)	Certificate of Amendment dated August 19, 2015, to the Certificate of Trust.
	(2)	Second Amended and Restated Trust Instrument dated as of February 26, 2019.
(b)		Bylaws, Amended and Restated as of August 26, 2009.
(c)
The rights of holders of the securities being registered are set out in Articles II, VII, IX and X of the Trust
Instrument referenced in Exhibit (a)(2) above and in Article IV of the Bylaws referenced in Exhibit (b)
above.

(d)	(1)(a)	Investment Advisory Agreement dated August 1, 2013, between Registrant and Victory Capital Manage- ment Inc. (“Victory Capital” or the “Adviser”) for June 30 fiscal year end funds.
	(1)(b)	Schedule A to the Advisory Agreement dated August 1, 2013, current as of December 6, 2022.
	(2)(a)	Investment Advisory Agreement dated as of July 29, 2016, between Registrant and the Adviser for Decem- ber 31 fiscal year end funds.
	(2)(b)	Schedule A to the Advisory Agreement dated July 29, 2016, current as of May 23, 2023. (filed herewith)
	(3)(a)	Investment Sub-Advisory Agreement dated as of July 29, 2016, between the Adviser and Park Avenue Institutional Advisers LLC regarding the Victory High Yield Fund and Victory Floating Rate Fund.
	(3)(b)	Amendment No.1 to the Investment Sub-Advisory Agreement dated as of July 29, 2016, between the Adviser and Park Avenue Institutional Advisers LLC dated as of April 1, 2020.
	(3)(c)	Amendment No.2 to the Investment Sub-Advisory Agreement dated as of July 29, 2016, between the Adviser and Park Avenue Institutional Advisers LLC dated as of August 24, 2021.
	(4)(a)	Investment Sub-Advisory Agreement dated as of June 1, 2021, between the Adviser and SailingStone Capi- tal Partners LLC regarding the Victory Global Energy Transition Fund.
(e)	(1)(a)	Distribution Agreement dated August 1, 2013, between Registrant and Victory Capital Services, Inc fka Victory Capital Advisers, Inc.
	(1)(b)	Amendment dated August 19, 2015, to the Distribution Agreement dated August 1, 2013.
	(1)(c)	Schedule I to the Distribution Agreement dated August 1, 2013, current as of December 6, 2022.
(f)		None.
(g)	(1)(a)	Global Custodial Services Agreement between the Registrant and Citibank, N.A. dated as of August 5, 2008.
	(1)(b)	Amendment and Joinder to the Master Global Custodial Services Agreement dated July 15, 2016.
	(1)(c)	Amendment and Joinder to the Master Global Custodial Services Agreement dated August 24, 2016.
	(1)(d)	Amendment and Joinder to the Master Global Custodial Services Agreement dated February 27, 2017.
	(1)(e)	Amendment and Joinder to the Master Global Custodial Services Agreement dated March 1, 2019.
	(1)(f)	Amendment and Joinder to the Master Global Custodial Services Agreement dated July 1, 2019.
	(1)(g)	Form of Amendment and Joinder to the Master Global Custodial Services Agreement dated May 12, 2020.
	(1)(h)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated September 10, 2020.
	(1)(i)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 31, 2020.
	(1)(j)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated December 2, 2020.
	(1)(k)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated January 1, 2021.
	(1)(l)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated May 18, 2021.
	(1)(m)	Amendment and Joinder to the Master Global Custodial Services Agreement, dated August 30, 2022.
	(l)(n)	Amendment to Master Global Custodial Services Agreement dated April 24, 2023.
(h)	(1)	Revised Form of Broker-Dealer Agreement.
	(2)(a)	Administration and Fund Accounting Agreement dated July 1, 2006, between Registrant and Victory Capi- tal.
	(2)(b)	Amendment dated July 1, 2009, to Administration and Fund Accounting Agreement dated July 1, 2006.
	(2)(c)	Amendment No. 2 dated July 1, 2012, to Administration and Fund Accounting Agreement dated July 1, 2006.

(2)(d)	Amendment No. 3 dated May 21, 2015, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(e)	Amendment No. 4 dated August 19, 2015, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(f)	Amendment No. 5 dated August 24, 2016, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(g)	Amendment No. 6 dated February 28, 2018, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(h)	Amendment No. 7 dated February 27, 2019, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(i)	Amendment No. 8 dated June 18, 2020, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(j)	Amendment No. 9 dated February 2, 2021, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(k)	Amendment No 10 dated May 18, 2021, to the Administration and Fund Accounting Agreement.
(2)(l)	Amendment No. 11 dated November 18, 2021, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(m)	Amendment No. 12 dated May 24, 2022, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(n)	Amendment No. 13 dated August 30, 2022, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(2)(o)	Amendment No. 14 dated January 1, 2023, to the Administration and Fund Accounting Agreement dated July 1, 2006.
(3)(a)	Sub-Administration and Sub-Fund Accounting Agreement effective October 1, 2015, between Victory Capi- tal and Citi Fund Services Ohio, Inc.
(3)(b)	Amendment dated as of February 27, 2017, to Sub-Administration and Sub-Fund Accounting Agreement.
(3)(c)	Amendment No. 2 dated as of February 28, 2018, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(d)	Amendment No. 3 dated as of February 27, 2019, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(e)	Amendment No. 4 dated as of July 1, 2019, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(3)(f)	Amendment No. 5 dated as of May 12, 2020, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(3)(g)	Amendment No. 6 dated as of August 25, 2020, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(h)	Amendment No. 7 dated as of December 2, 2020, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(i)	Amendment No. 8 dated as of April 1, 2021, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(3)(j)	Amendment No. 9 dated as of November 30, 2021, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(k)	Amendment No. 10 dated as of June 29, 2022, to the Sub-Administration and Sub-Fund Accounting Agree- ment.
(3)(l)	Amendment No. 11 dated as of August 30, 2022, to the Sub-Administration and Sub-Fund Accounting Agreement.
(3)(m)	Amendment No. 12 dated as of January 1, 2023, to the Sub-Administration and Sub-Fund Accounting Agreement.
(4)(a)	Transfer Agency Agreement dated April 1, 2002, between Registrant and BISYS.
(4)(b)	Schedule A to the Transfer Agency Agreement dated April 1, 2002, current as of December 2, 2009.
(4)(c)	Supplement dated June 3, 2002, to the Transfer Agency Agreement dated April 1, 2002.
(4)(d)	Amendment dated July 24, 2002, to the Transfer Agency Agreement dated April 1, 2002.
(4)(e)	Amendment dated May 18, 2004, to the Transfer Agency Agreement dated April 1, 2002.
(4)(f)	Amendment dated July 1, 2006, to the Transfer Agency Agreement dated April 1, 2002.
(4)(g)	Amendment dated July 1, 2009, to the Transfer Agency Agreement dated April 1, 2002.
(4)(h)	Amendment dated August 31, 2011, to the Transfer Agency Agreement dated April 1, 2002.
(4)(i)	Amendment dated July 1, 2012, to the Transfer Agency Agreement dated April 1, 2002.

	(4)(j)	Amendment dated October 24, 2012, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(k)	Amendment dated October 23, 2013, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(l)	Amendment dated February 19, 2014, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(m)	Amendment dated April 1, 2015, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(n)	Amendment dated August 24, 2016, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(o)	Amendment dated February 26, 2019, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(p)	Amendment dated May 14, 2019, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(q)	Amendment dated February 2, 2021, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(r)	Amendment dated August 24, 2021, to the Transfer Agency Agreement dated April 1, 2002.
	(4)(s)	Data Protection Addendum dated May 30, 2018, to the Transfer Agency Agreement.
	(5)(a)	Expense Limitation Agreement Amended and Restated as of May 1, 2021.
	(5)(b)	Schedule A to the Expense Limitation Agreement dated May 1, 2021, current as of May 23, 2023. (filed herewith)
	(6)(a)	Expense Limitation Agreement dated as of August 1, 2013, relating to the Strategic Allocation Fund.
	(6)(b)	Schedule A dated as of November 1, 2022, to the Expense Limitation Agreement dated August 1, 2013.
	(7)(a)	Fee Limitation Letter Agreement between Registrant and Adviser relating to the Strategic Allocation Fund dated October 18, 2022.
	(8)(a)	Global Securities Lending Agency Agreement effective November 30, 2021, between Registrant and CitiBank N.A.
(i)	(1)(a)	Opinion of Morris Nichols Arsht & Tunnell LLP dated October 27, 2022, relating to all Funds and Classes of Shares with fiscal year ended June 30.
	(1)(b)	Opinion of Morris Nichols Arsht & Tunnell LLP dated April 27, 2023, relating to all Funds and Classes of Shares with fiscal year ended December 31.
(1)(c)
Opinions of Morrison & Foerster LLP dated June 13, 2016, and Morris Nichols Arsht & Tunnell LLP dated
June 13, 2016, relating to Victory RS Focused Opportunity Fund, Victory RS Focused Growth Opportunity
Fund, Victory RS Partners Fund, Victory RS Value Fund, Victory RS Large Cap Alpha Fund, Victory RS
Investors Fund, Victory Global Natural Resources Fund, Victory RS Small Cap Growth Fund, Victory RS
Select Growth Fund, Victory RS Mid Cap Growth Fund, Victory RS Growth Fund, Victory RS Science and
Technology Fund, Victory RS Small Cap Equity Fund, Victory RS International Fund, Victory RS Global
Fund, Victory Sophus Emerging Markets Fund, Victory INCORE Investment Quality Bond Fund, Victory
INCORE Low Duration Bond Fund, Victory High Yield Fund, Victory Tax-Exempt Fund, Victory High
Income Municipal Bond Fund and Victory Floating Rate Fund.

	(2)(a)	Reserved.
(j)	(1)(a)	Consent of Sidley Austin LLP dated October 27, 2022.
	(1)(b)	Consent of Sidley Austin LLP. dated April 27, 2023.
	(1)(c)	Consent of Sidley Austin LLP dated May 31, 2023. (filed herewith)
	(2)(a)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios June 30 fiscal year end funds.
	(2)(b)	Consent of Independent Registered Public Accounting Firm with respect to the Victory Portfolios December 31 fiscal year end funds. (filed herewith)
(k)		Not applicable.
(l)	(1)	Not applicable.
(m)	(1)(a)	Amended and Restated Distribution and Service Plan dated December 11, 1998, as amended and restated February 20, 2013, for Class R Shares.
	(1)(b)	Schedule I to the Amended and Restated Distribution and Service Plan for Class R Shares revised as of November 30, 2021.
	(2)(a)	Distribution and Service Plan dated February 26, 2002, as amended February 5, 2003, for Class C Shares.
	(2)(b)	Schedule I to Distribution and Service Plan for Class C Shares, as revised as of November 30, 2021.
	(3)(a)	Distribution and Service Plan dated August 1, 2013, for Class A shares of Registrant.
	(3)(b)	Schedule I to Distribution and Service Plan for Class A Shares, current as of November 30, 2021.
(n)	(1)(a)	Amended and Restated Rule 18f-3 Multi-Class Plan, amended and restated February 2, 2021.
	(1)(b)	Schedule A to Amended and Restated Rule 18f-3 Multi-Class Plan, current as of May 23, 2023. (filed here- with)
(p)	(1)	Code of Ethics of Registrant as revised February 28, 2018.
	(2)	Code of Ethics for Victory Capital, VCS, and WestEnd Advisors, LLC dated January 1, 2022.
	(3)	Code of Ethics of Park Avenue Institutional Advisers LLC dated July 2016.
	(4)	Code of Ethics of SailingStone Capital Partners LLC dated May 31, 2018.

Powers of Attorney of Leigh A. Wilson, David Brooks Adcock, Nigel D.T. Andrews, E. Lee Beard, David C. Brown, John L. Kelly, and David L. Meyer.
Powers of Attorney of Dennis M. Bushe and Gloria S. Nelund.

Item 29. Persons Controlled by or Under Common Control with Registrant.
Information pertaining to persons controlled by, or under common control with Registrant is hereby incorporated by reference to the section captioned “Management of the Trust” in the Statement of Additional Information (“SAI”).
Item 30. Indemnification
Article X, Section 10.02 of Registrant’s Delaware Trust Instrument, incorporated herein as Exhibit (a)(2) hereto, provides for the indemnification of Registrant’s Trustees and officers, as follows:
Section 10.02 Indemnification.
(a)		Subject to the exceptions and limitations contained in Subsection 10.02(b):
(i)
every person who is, or has been, a Trustee or officer of the Trust (hereinafter referred to as a “Covered Person”) shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been a Trustee or officer and against amounts paid or incurred by him in the settlement thereof;

(ii)
the words “claim,” “action,” “suit,” or “proceeding” shall apply to all claims, actions, suits, or proceedings (civil, criminal, or other, including appeals), actual or threatened while in office or thereafter, and the words “liability” and
“expenses” shall include, without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penal-
ties and other liabilities.

(b)		No indemnification shall be provided hereunder to a Covered Person:
(i)
who shall have been adjudicated by a court or body before which the proceeding was brought (A) to be liable to the
Trust or its Shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office or (B) not to have acted in good faith in the reasonable belief that his action was in the best interest of the Trust; or

(ii)
in the event of a settlement, unless there has been a determination that such Trustee or officer did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office, (A)
by the court or other body approving the settlement; (B) by at least a majority of those Trustees who are neither inter-
ested persons of the Trust nor are parties to the matter based upon a review of readily available facts (as opposed to a full trial-type inquiry); or (C) by written opinion of independent legal counsel based upon a review of readily available facts (as opposed to a full trial-type inquiry).

(c)
The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be sev-
erable, shall not be exclusive of or affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors, and administrators of such a person. Nothing contained herein shall affect any rights to indemnifica-
tion to which Trust personnel, other than Covered Persons, and other persons may be entitled by contract or otherwise under law.

(d)
Expenses in connection with the preparation and presentation of a defense to any claim, action, suit or proceeding of the character described in Subsection (a) of this Section 10.02 may be paid by the Trust or Series from time to time prior to final disposition thereof upon receipt of an undertaking by or on behalf of such Covered Person that such amount will be paid over by him to the Trust or Series if it is ultimately determined that he is not entitled to indemni-
fication under this Section 10.02; provided, however, that either (i) such Covered Person shall have provided appropri-
ate security for such undertaking, (ii) the Trust is insured against losses arising out of any such advance payments or
(iii) either a majority of the Trustees who are neither interested persons of the Trust nor parties to the matter, or inde-
pendent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a trial-type inquiry or full investigation), that there is reason to believe that such Covered Person will be found entitled to indemnification under this Section 10.02. The advancement of any expenses pursuant to this Sec-
tion 10.02(d) shall under no circumstances be considered a “loan” under the Sarbanes-Oxley Act of 2002 or for any other reason.

Indemnification of the Fund’s principal underwriter, custodian, fund accountant, and transfer agent is provided for, respectively, in Section V of the Distribution Agreement incorporated by reference as Exhibit (e)(1) hereto, Section 12 of the Global Custodial Services Agreement incorporated by reference as Exhibit (g)(1) hereto, Section 9 of the Administration and Fund Accounting Agreement incorporated by reference as Exhibit (h)(2) hereto and Section 9 of the Transfer Agency Agreement incorporated by reference as Exhibit (h)(4) hereto. Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. In no event will Registrant indemnify any of its trustees, officers, employees, or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith, or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
Item 31. Business and Other Connections of the Investment Adviser
Information pertaining to business and other connections of the Registrant’s investment adviser, Victory Capital Management Inc. (“VCM” or “Adviser”), is hereby incorporated by reference to the section of the Prospectus captioned “Organization and Management of the Fund” and to the section of the SAI captioned “Investment Adviser and Other Service Providers.” The Adviser is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc. (“VCH”), a publicly traded Delaware corporation.
The principal executive officers and directors of the Adviser and VCH are as follows:
David C. Brown	Director, Chairman, and Chief Executive Officer of Adviser and VCH
Kelly S. Cliff	President, Investment Franchises of Adviser and VCH, Director of Adviser
Michael D. Policarpo, II	President, Chief Financial Officer, and Chief Administrative Officer of Adviser and VCH, Director of Adviser
Nina Gupta	Chief Legal Officer and Secretary of Adviser and VCH, Director of Adviser
The business address of the foregoing individuals is 15935 La Cantera Parkway, San Antonio, Texas 78256.
To the knowledge of Registrant, none of the directors or officers of the Adviser is or has been at any time during the past two fiscal years engaged in any other business, profession, vocation, or employment of a substantial nature.
With respect to certain funds of the Registrant, Victory Capital Management Inc., currently engages the following sub-advisers:
(a) Park Avenue Institutional Advisers LLC (”Park Avenue”), located at 7 Hanover Square, New York, New York 10004, serves as a sub-adviser to the Victory Floating Rate Fund and Victory High Income Municipal Bond Fund. The information required by this Item 31 with respect to each director and officer of Park Avenue is incorporated herein by reference to Park Avenue's current Form ADV as amended and filed with the SEC.
(b) SailingStone Capital Partners LLC (“SailingStone”), located at 3200 Kirby Drive, Suite 800, Houston, Texas 77098, serves as a sub-adviser to the Victory Global Energy Transition Fund. The information required by this Item 31 with respect to each director and officer of SailingStone is incorporated herein by reference to SailingStone's current Form ADV as amended and filed with the SEC.
Item 32. Principal Underwriter
(a)
Victory Capital Services, Inc. (“VCS”) acts as principal underwriter for the shares of Registrant, Victory Portfolios II, Victory Variable Insurance Funds, and Victory Portfolios III.

(b)
VCS, 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144, acts solely as distributor for the investment companies listed above. The officers of VCS, all of whose principal business address is set forth above, are:
Name	Positions and Offices with VCS	Position and Offices with Registrant
David C. Brown	Director	Trustee
Michael D. Policarpo, II	Director	None
Charles Mathes	Director, Chief Compliance Officer	None
Donald Inks	Chief Operations Officer	None
Christopher Dyer	President	None
Christopher Ponte	Chief Financial Officer	Assistant Treasurer
(c)
Not applicable.
Item 33. Location of Accounts and Records
Victory Capital Management Inc., 15935 La Cantera Parkway, San Antonio, Texas 78256 (records relating to its functions as investment adviser and administrator).
Citibank, N.A., 388 Greenwich St., New York, New York 10013 (records relating to its function as custodian).
Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, Ohio 43219 (records relating to its functions as sub-administrator and sub-fund accountant).
FIS Investor Services LLC, 4249 Easton Way, Suite 400, Columbus, Ohio 43219 (records relating to its functions as transfer agent and dividend disbursing agent).
Victory Capital Services, Inc., 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144 (records relating to its function as distributor).
Park Avenue Institutional Advisers LLC, 7 Hanover Square, New York, New York 10004 (records relating to its function as sub-adviser to the Victory High Yield Fund and Victory Floating Rate Fund).
SailingStone Capital Partners LLC, 3200 Kirby Drive, Suite 800, Houston, TX 77098 (records relating to its function as sub-adviser to the Victory Global Energy Transition Fund).
Item 34. Management Services
None.
Item 35. Undertakings
Not applicable.
NOTICE
A copy of the Certificate of Trust of Registrant, and all amendments, is on file with the Secretary of State of Delaware and notice is hereby given that this Post-Effective Amendment to Registrant’s Registration Statement has been executed on behalf of Registrant by officers of, and Trustees of, Registrant as officers and as Trustees, respectively, and not individually, and that the obligations of or arising out of this instrument are not binding upon any of the Trustees, officers or shareholders of Registrant individually but are binding only upon the assets and property of Registrant.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of San Antonio and state of Texas, on the 31st day of May 2023.
VICTORY PORTFOLIOS
(Registrant)
By:/s/ James K. DeVries

James K. DeVries
(Principal Executive Officer)
Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 31st day of May 2023.
Signature	Title
/s/ James K. DeVries James K. DeVries	President (Principal Executive Officer)
/s/ Allan Shaer Allan Shaer	Treasurer (Principal Accounting Officer and Principal Financial Officer)
* David Brooks Adcock	Trustee
* Nigel D.T. Andrews	Trustee
* E. Lee Beard	Trustee
* David C. Brown	Trustee
* Dennis M. Bushe	Trustee
* John L. Kelly	Chairman of the Board and Trustee
* David L. Meyer	Trustee
* Gloria S. Nelund	Trustee
* Leigh A. Wilson	Trustee
*By: /s/ Jay G. Baris

Jay G. Baris
Attorney-in-Fact